                                                                    EXHIBIT 10.5


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                                CREDIT AGREEMENT


                                      AMONG


                              FLOWERS FOODS, INC.,


                                VARIOUS LENDERS,



                                 SUNTRUST BANK,
                              AS SYNDICATION AGENT,



                                       AND



                             BANKERS TRUST COMPANY,
                             AS ADMINISTRATIVE AGENT


                       ----------------------------------

                           DATED AS OF MARCH 26, 2001

                       ----------------------------------



                                  $380,000,000


                         DEUTSCHE BANC ALEX. BROWN INC.,
                                AS LEAD ARRANGER



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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SECTION 1.  Amount and Terms of Credit............................................................................1

         1.01  The Commitments....................................................................................1
         1.02  Minimum Amount of Each Borrowing; Limitation on Number of Borrowings...............................4
         1.03  Notice of Borrowing................................................................................4
         1.04  Disbursement of Funds..............................................................................5
         1.05  Notes..............................................................................................6
         1.06  Conversions........................................................................................7
         1.07  Pro Rata Borrowings................................................................................8
         1.08  Interest...........................................................................................8
         1.09  Interest Periods...................................................................................9
         1.10  Increased Costs, Illegality, etc..................................................................10
         1.11  Compensation......................................................................................12
         1.12  Change of Lending Office..........................................................................13
         1.13  Replacement of Lenders............................................................................13

SECTION 2.  Letters of Credit....................................................................................14

         2.01  Letters of Credit.................................................................................14
         2.02  Letter of Credit Requests.........................................................................16
         2.03  Letter of Credit Participations...................................................................16
         2.04  Agreement to Repay Letter of Credit Drawings......................................................18
         2.05  Increased Costs...................................................................................19

SECTION 3.  Commitment Commission; Fees; Reductions of Commitment................................................20

         3.01  Fees   ...........................................................................................20
         3.02  Voluntary Termination of Unutilized Commitments...................................................21
         3.03  Mandatory Reduction of Commitments................................................................21

SECTION 4.  Prepayments; Payments; Taxes.........................................................................22

         4.01  Voluntary Prepayments.............................................................................22
         4.02  Mandatory Repayments..............................................................................23
         4.03  Method and Place of Payment.......................................................................29
         4.04  Net Payments; Taxes...............................................................................29

SECTION 5.  Conditions Precedent to Credit Events on Initial Borrowing Date......................................31

         5.01  Execution of Agreement; Notes.....................................................................31
         5.02  Officers' Certificate.............................................................................32
         5.03  Opinions of Counsel...............................................................................32


                                       (i)

                                                                                                               Page
                                                                                                               ----
         5.04  Corporate Documents; Proceedings; etc.............................................................32
         5.05  Employee Benefit Plans; Debt Agreements; Tax Sharing Agreements...................................32
         5.06  Consummation of the Spin-off and Merger; Equipment Purchase; etc..................................33
         5.07  Existing Debentures Tender Offer..................................................................33
         5.08  Refinancing; Indebtedness.........................................................................34
         5.09  Subsidiaries Guaranty.............................................................................34
         5.10  Pledge and Security Agreement.....................................................................34
         5.11  Security Agreement................................................................................35
         5.12  Lease Program.....................................................................................35
         5.13  Material Adverse Change; Approvals, etc...........................................................35
         5.14  Litigation........................................................................................36
         5.15  Solvency Certificate; Environmental Analyses; Insurance...........................................36
         5.16  Pro Forma Balance Sheet; Financial Statements; Projections........................................36
         5.17  Payment of Fees...................................................................................37
         5.18  Ratings Request...................................................................................37

SECTION 6.  Conditions Precedent to All Credit Events............................................................37

         6.01  No Default; Representations and Warranties........................................................37
         6.02  Notice of Borrowing; Letter of Credit Request.....................................................37

SECTION 7.  Representations, Warranties and Agreements...........................................................37

         7.01  Corporate/Limited Liability Company/Partnership Status; etc.......................................38
         7.02  Corporate Power and Authority.....................................................................38
         7.03  No Violation......................................................................................38
         7.04  Governmental Approvals............................................................................38
         7.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..............39
         7.06  Litigation........................................................................................40
         7.07  True and Complete Disclosure......................................................................41
         7.08  Use of Proceeds; Margin Regulations...............................................................41
         7.09  Tax Returns and Payments..........................................................................42
         7.10  Compliance with ERISA.............................................................................42
         7.11  The Security Documents............................................................................43
         7.12  Representations and Warranties in Documents.......................................................43
         7.13  Properties........................................................................................43
         7.14  Capitalization....................................................................................44
         7.15  Subsidiaries......................................................................................44
         7.16  Compliance with Statutes, etc.....................................................................44
         7.17  Investment Company Act............................................................................44
         7.18  Public Utility Holding Company Act................................................................44
         7.19  Environmental Matters.............................................................................44
         7.20  Labor Relations...................................................................................45
         7.21  Patents, Licenses, Franchises and Formulas........................................................45
         7.22  Indebtedness......................................................................................45


                                      (ii)

                                                                                                               Page
                                                                                                               ----
         7.23  Transaction.......................................................................................46
         7.24  Insurance.........................................................................................46

SECTION 8.  Affirmative Covenants................................................................................46

         8.01  Information Covenants.............................................................................47
         8.02  Books, Records and Inspections....................................................................50
         8.03  Maintenance of Property; Insurance................................................................50
         8.04  Rights; Franchises; etc...........................................................................51
         8.05  Compliance with Statutes, etc.....................................................................51
         8.06  Compliance with Environmental Laws................................................................51
         8.07  ERISA.............................................................................................51
         8.08  End of Fiscal Years; Fiscal Quarters..............................................................53
         8.09  Performance of Obligations........................................................................53
         8.10  Payment of Taxes..................................................................................53
         8.11  Ownership of Subsidiaries.........................................................................53
         8.12  Additional Security; Further Assurances...........................................................53
         8.13  Use of Proceeds...................................................................................55
         8.14  Margin Regulations................................................................................55

SECTION 9.  Negative Covenants...................................................................................55

         9.01  Liens.............................................................................................55
         9.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................58
         9.03  Dividends.........................................................................................60
         9.04  Indebtedness......................................................................................61
         9.05  Investments.......................................................................................63
         9.06  Transactions with Affiliates......................................................................66
         9.07  Capital Expenditures..............................................................................67
         9.08  Consolidated Interest Coverage Ratio..............................................................68
         9.09  Consolidated Fixed Charge Coverage Ratio..........................................................68
         9.10  Maximum Leverage Ratio............................................................................68
         9.11  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of
                      Certificate of Incorporation, By-Laws and Certain Other Agreements; etc....................69
         9.12  Limitation on Certain Restrictions on Subsidiaries................................................70
         9.13  Limitation on Issuance of Capital Stock...........................................................70
         9.14  Limitation on Creation of Subsidiaries............................................................71
         9.15  Business..........................................................................................71

SECTION 10.  Events of Default...................................................................................71

         10.01  Payments.........................................................................................71
         10.02  Representations, etc.............................................................................71
         10.03  Covenants........................................................................................71
         10.04  Default Under Other Agreements...................................................................72
         10.05  Bankruptcy, etc..................................................................................72


                                      (iii)

                                                                                                               Page
                                                                                                               ----
         10.06  ERISA............................................................................................72
         10.07  Security Documents...............................................................................73
         10.08  Subsidiaries Guaranty............................................................................73
         10.09  Judgments........................................................................................74
         10.10  Change of Control................................................................................74

SECTION 11.  Definitions and Accounting Terms....................................................................74

         11.01  Defined Terms....................................................................................74

SECTION 12.  The Agents.........................................................................................104

         12.01  Appointment.....................................................................................104
         12.02  Nature of Duties................................................................................104
         12.03  Lack of Reliance on the Agents..................................................................104
         12.04  Certain Rights of the Agents....................................................................105
         12.05  Reliance........................................................................................105
         12.06  Indemnification.................................................................................105
         12.07  Each Agent in its Individual Capacity...........................................................106
         12.08  Holders.........................................................................................106
         12.09  Resignation by the Agents.......................................................................106

SECTION 13.  Miscellaneous......................................................................................107

         13.01  Payment of Expenses, etc........................................................................107
         13.02  Right of Setoff.................................................................................108
         13.03  Notices.........................................................................................108
         13.04  Benefit of Agreement............................................................................109
         13.05  No Waiver; Remedies Cumulative..................................................................110
         13.06  Payments Pro Rata...............................................................................111
         13.07  Calculations; Computations......................................................................111
         13.08  Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial..........................112
         13.09  Counterparts....................................................................................113
         13.10  Effectiveness...................................................................................113
         13.11  Headings Descriptive............................................................................113
         13.12  Amendment or Waiver; etc........................................................................113
         13.13  Survival........................................................................................115
         13.14  Domicile of Loans...............................................................................115
         13.15  Limitation on Additional Amounts, etc...........................................................115
         13.16  Confidentiality.................................................................................116
         13.17  Register........................................................................................116
         13.18  Post-Closing Actions............................................................................117
         13.19  Special Provisions Concerning Distributor Notes and Loans to Distributors.......................117


                                      (iv)

         SCHEDULE I        -        COMMITMENTS
         SCHEDULE II       -        LENDER ADDRESSES
         SCHEDULE III      -        EXISTING LIENS
         SCHEDULE IV       -        EXISTING INDEBTEDNESS
         SCHEDULE V        -        INSURANCE
         SCHEDULE VI       -        ERISA
         SCHEDULE VII      -        SUBSIDIARIES
         SCHEDULE VIII     -        TAX MATTERS
         SCHEDULE IX       -        POST-CLOSING ACTIONS

         EXHIBIT A-1                Notice of Borrowing
         EXHIBIT A-2                Notice of Conversion/Continuation
         EXHIBIT B-1                A Term Note
         EXHIBIT B-2                B Term Note
         EXHIBIT B-3                Revolving Note
         EXHIBIT B-4                Swingline Note
         EXHIBIT C                  Letter of Credit Request
         EXHIBIT D                  Section 4.04(b)(ii) Certificate
         EXHIBIT E-1                Opinion of Troutman Sanders
         EXHIBIT E-2                Opinion of Jones, Day, Reavis & Pogue
         EXHIBIT F                  Officers' Certificate
         EXHIBIT G                  Subsidiaries Guaranty
         EXHIBIT H                  Pledge Agreement
         EXHIBIT I                  Security Agreement
         EXHIBIT J                  Solvency Certificate
         EXHIBIT K                  Assignment and Assumption Agreement


                                       (v)

                  CREDIT AGREEMENT, dated as of March 26, 2001, among FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party hereto from time to time, SUNTRUST BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                                  WITNESSETH:


                  WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;


                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with an A Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each an "A Term Loan" and, collectively, the "A Term Loans") to the Borrower, which A Term Loans (i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all A Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) until the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), A Term Loans may only be incurred and maintained as Base Rate Loans or, if Interest Periods of one week are available in accordance with the relevant provisions of Section 1.09, Eurodollar Loans with one-week Interest Periods, (ii) shall be incurred pursuant to a single drawing on the Initial Borrowing Date, (iii) shall be denominated in Dollars and (iv) shall not exceed (A) for any Lender, that amount which equals the A Term Loan Commitment of such Lender as in effect on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 3.03(a), but before giving effect to the termination thereof on such date pursuant to Section 3.03(b)) and (B) for all Lenders, the Total A Term Loan Commitment as in effect on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 3.03(a), but before giving effect to the termination thereof on such date pursuant to Section 3.03(b)). Once repaid, A Term Loans incurred hereunder may not be reborrowed.

                  (b) Subject to and upon the terms and conditions set forth herein, each Lender with a B Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each a "B Term Loan" and, collectively, the "B Term Loans") to the Borrower, which B Term Loans
(i) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) until the Syndication Date has occurred

(at which time this clause (B) shall no longer be applicable), B Term Loans may only be incurred and maintained as Base Rate Loans or, if Interest Periods of one week are available in accordance with the relevant provisions of Section 1.09, Eurodollar Loans with one-week Interest Periods, (ii) shall be incurred pursuant to a single drawing on the Initial Borrowing Date, (iii) shall be denominated in Dollars and (iv) shall not exceed (A) for any Lender, that amount which equals the B Term Loan Commitment of such Lender as in effect on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 3.03(a), but before giving effect to the termination thereof on such date pursuant to Section 3.03(c)) and (B) for all Lenders, the Total B Term Loan Commitment as in effect on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 3.03(a), but before giving effect to the termination thereof on such date pursuant to Section 3.03(c)). Once repaid, B Term Loans incurred hereunder may not be reborrowed.

                  (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (B) until the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), Revolving Loans may only be incurred and maintained as Base Rate Loans or, if Interest Periods of one week are available in accordance with the relevant provisions of Section 1.09, Eurodollar Loans with one-week Interest Periods, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall be denominated in Dollars and (iv) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the sum of such Lender's Revolving Percentage of (x) all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time. In addition, the Revolving Lenders shall be required to fund, as Revolving Loans, their respective shares of Mandatory Borrowings in accordance with the requirements of Section 1.01(e) hereof.

                  (d) Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees to make at any time and from time to time after the Initial

Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when added to (x) the aggregate principal amount of all Revolving Loans then outstanding, and (y) the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Total Revolving Loan Commitment on such date), (iv) shall not exceed in the aggregate at any time outstanding the Maximum Swingline Amount and (v) shall not be extended if the Swingline Lender receives a written notice from the Administrative Agent or the Required Lenders (and such notice has not been rescinded) that there is a Default or an Event of Default in existence hereunder. Notwithstanding anything to the contrary contained above, the Swingline Lender shall not be required to make any Swingline Loans at any time when a Lender Default is in existence, unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's (or Defaulting Lenders') share of Mandatory Borrowings which would be required to be made if said Swingline Loans were to be funded with one or more Borrowings of Revolving Loans pursuant to Section 1.01(e), including by cash collateralizing such Defaulting Lender's (or Defaulting Lenders') Revolving Percentage (or Revolving Percentages) of such Swingline Loan or Swingline Loans.

                  (e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Revolving Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Revolving Lenders pro rata based on each such Lender's Revolving Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of
Section 10) and the proceeds thereof shall be paid directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Revolving Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment or the Revolving Loan Commitment of any Lender at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Revolving Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), provided that
(x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

                  1.02 Minimum Amount of Each Borrowing; Limitation on Number of Borrowings. (a) The aggregate principal amount of each Borrowing of Term Loans shall not be less than $5,000,000. The aggregate principal amount of each Borrowing of Revolving Loans shall not be less than (x) in the case of a Borrowing of Eurodollar Loans, $5,000,000 and (y) in the case of a Borrowing of Base Rate Loans, $1,000,000, provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01(e). The aggregate principal amount of each Borrowing of Swingline Loans shall not be less than $100,000.

                  (b) More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than sixteen Borrowings of Eurodollar Loans in the aggregate for all Tranches.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to make a Borrowing hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office prior written notice (or telephonic notice promptly confirmed in writing) not later than 10:00 A.M. (New York time) on the date of each Base Rate Loan to be made hereunder, and not later than 11:00 A.M. (New York time) on the third Business Day prior to each Eurodollar Loan to be made hereunder. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A-1, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the Loans being made pursuant to such Borrowing shall constitute A Term Loans, B Term Loans or Revolving Loans and (iv) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b)      (i)      Whenever the Borrower desires to make a
Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date that a Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business
Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

                           (ii)     Mandatory Borrowings shall be made upon the
notice specified in Section 1.01(e), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(e).

                  (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, (or any other officer or employee of the Borrower designated in writing to the Administrative Agent and the Swingline Lender by the Chairman of the Board, the President, the Chief Financial Officer or the Treasurer as being authorized to give such notices under this Agreement) prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's and the Swingline Lender's record of the terms of such telephonic notice of such Borrowing of Loans.

                  1.04 Disbursement of Funds. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or
(w) in the case of Revolving Loans to be maintained as Base Rate Loans, not later than 2:00 P.M. (New York time) on the date specified in the respective Notice of Borrowing, (x) in the case of Swingline Loans, not later than 2:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(e)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and, except in the case of Mandatory Borrowings, the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders ((x) for Loans other than Swingline Loans and Revolving Loans maintained as Base Rate Loans, prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) on such day and (y) for Revolving Loans maintained as Base Rate Loans, prior to 3:00 P.M. (New York time) on such day, to the extent of funds actually received by the

Administrative Agent prior to 2:00 P.M. (New York time) on such day). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall, if requested by such Lender, be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (iii) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) Each A Term Note shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of A Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof),
(iii) be in a stated principal amount equal to the principal amount of A Term Loans made by such Lender on the Initial Borrowing Date (or, in the case of A Term Notes issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of A Term Loans of such Lender on the date of issuance thereof) and be payable in the principal amount of A Term Loans evidenced thereby, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) Each B Term Note shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of B Term Notes issued after the Initial Borrowing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the principal amount of B Term Loans made by such Lender on the Initial Borrowing Date (or, in the case of B Term Notes issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of B Term Loans of such Lender on the date of issuance thereof) and be payable in the outstanding principal amount of B Term Loans evidenced thereby, (iv) mature on the B Term Loan Maturity Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) Each Revolving Note shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Revolving Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (e) The Swingline Note shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, in the case of any Swingline Note issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby,
(iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (f) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring on or after the Initial Borrowing Date, all or a portion of the outstanding principal amount of Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, provided that (i) except as otherwise provided in Section 1.10(b), no Eurodollar Loans may be converted into Base Rate Loans on a day which is not the last day of an Interest Period applicable to the Loans being converted, (ii) unless the Required Lenders otherwise specifically agree in writing, Base Rate Loans may only be converted into Eurodollar Loans if no Specified Default and no Event of Default is in existence on the date of the conversion, (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02(b), (iv) no conversion pursuant to this Section 1.06 shall result in any Borrowing of Eurodollar Loans in an amount which is less than the minimum amount for the respective Tranche specified in Section 1.02(a), (v) Swingline Loans may not be converted pursuant to this Section 1.06 and (vi) until the Syndication Date has occurred (at which time this clause (vi) shall no longer be applicable), Base Rate Loans may not be converted into Eurodollar Loans (except Eurodollar Loans with one week Interest Periods if same are available in accordance with the provisions of Section 1.09). Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least (x) in the case of a conversion to Eurodollar Loans, three Business Days' and (y) in the case of a conversion to Base Rate Loans, one Business Day's, prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of A Term Loans, B Term Loans and Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their A Term Loan Commitments, B Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the respective Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06 or 1.09, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the respective Applicable Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche from time to time (or, if such overdue amount is not interest or principal in respect of a Loan, 2% per annum in excess of the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans from time to time) and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

                  (d) Accrued and unpaid interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment, prepayment or conversion (on the amount repaid, prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided that for purposes of preceding clause (iii) voluntary repayments, prepayments and conversions of Revolving Loans maintained as Base Rate Loans shall not be required to be accompanied by a payment of accrued and unpaid interest unless the Total Revolving Loan Commitment is then being terminated (with said interest payments generally to be made on Quarterly Payment Dates, as specified in clause (i) above).

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the respective Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one week or a one, two, three or six month period; provided that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the immediately preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the first succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

                  (v) unless otherwise agreed in writing by the Required Lenders, no Interest Period may be selected at any time when any Specified Default or any Event of Default is then in existence;

                  (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans;

                  (vii) no Interest Period in respect of any Borrowing of A Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of A Term Loans will be required to be made under
         Section 4.02(b) if the aggregate principal amount of A Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of A Term Loans then outstanding less the aggregate amount of such required repayment;

                  (viii) no Interest Period in respect of any Borrowing of B Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of B Term Loans will be required to be made under
         Section 4.02(c) if the aggregate principal amount of such B Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such B Term Loans then outstanding less the aggregate amount of such required repayment;

                  (ix) the selection of Interest Periods shall be subject to the provisions of Section 1.02(b);

                  (x) one week interest periods may only be selected prior to the occurrence of the Syndication Date and then only if the Administrative Agent determines that same is available, and satisfactory, to each Lender of the respective Tranche; and

                  (xi) Interest Periods of one, two, three and six months may only be selected after the Syndication Date has occurred.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements but, in all events, excluding reserves required under Regulation D and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, and/or (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of

Conversion/Continuation given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for and the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause
(iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or
(iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and, in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii), shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan at the end of the then current Interest Period or at such earlier date as may be required to eliminate such circumstance or to comply with applicable law, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, in each case introduced or changed after the date hereof, will have the effect of increasing the amount of capital required or requested to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for and calculation of such additional amounts.

                  1.11 Compensation. The Borrower agrees, subject to the provisions of Section 13.15 (to the extent applicable), to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting and the calculation of such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 1.13, 4.01, 4.02, 13.12(b) or a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.05 and 4.04.

                  1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or
Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, or (z) as provided in Section 13.12(b) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to either replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Revolving Loan Commitment provided by the Replacement Lender or (b) in the case of a replacement as provided in Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Term Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender, provided that:

                  (i)      at the time of any replacement pursuant to this
         Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans, (b) the outstanding A Term Loans, the A Term Loans or (c) the outstanding B Term Loans, the outstanding B Term Loans) of, and in each case (except for the replacement of only outstanding Term Loans) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum (without duplication) of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans, (II) the A Term Loans, the outstanding A Term Loans or (III) the B Term Loans, the outstanding B Term Loans) of the Replaced Lender, (B) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01 and (y) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, the respective Issuing Lender an amount equal to such Replaced Lender's Revolving Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender, and

                  (ii) all obligations of the Borrower owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans or a Revolving Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender.

                  SECTION 2.  Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Lender issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Indebtedness and (y) for the account of the Borrower and for the benefit of sellers of goods to the Borrower or any of its Subsidiaries in the ordinary course of business, irrevocable sight trade letters of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such trade letter of credit, a "Trade Letter of Credit," and each Standby Letter of Credit and each Trade Letter of Credit being a "Letter of Credit" and, collectively, the "Letters of Credit").

                  (b) Subject to the terms and conditions contained herein, the Administrative Agent hereby agrees that it will (and at the Borrower's request each other Issuing Lender may, at its option, agree that it will), at any time and from time to time on or after the Initial Borrowing Date and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue (or cause its respective Affiliate designated by it from time to time to act as Issuing Lender for the account of the Borrower one or more Letters of Credit in support of the respective obligations as described in Section 2.01(a)(x) or 2.01(a)(y), as the case may be, as are permitted to remain outstanding without giving rise to a Default or Event of Default hereunder, provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable or in effect as of the date hereof and which such Issuing Lender in good faith deems material to it; or

                  (ii) such Issuing Lender shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b); or

                  (iii) a Lender Default exists, unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate the Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of any Defaulting Lender(s), including by cash collateralizing any such Defaulting Lender's (or Defaulting Lenders') Revolving Percentage (or Revolving Percentages) of the Letter of Credit Outstandings.

                  (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $40,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding and the aggregate principal amount of all Swingline Loans then outstanding, an amount equal to the Total Revolving Loan Commitment at such time, (ii) each Letter of Credit shall be denominated in Dollars, (iii) (x) each Standby Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be automatically extendible for successive periods of up to 12 months, but not beyond the tenth Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the Issuing Lender thereof) and (B) the tenth Business Day prior to the Revolving Loan Maturity Date and (y) each Trade Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs 180 days after such Trade Letter of Credit's date of issuance and (B) the thirtieth day preceding the Revolving Loan Maturity Date and (iv) the Stated Amount of each Letter of Credit upon issuance shall be not less than $50,000 or such lesser amount as is acceptable to the respective Issuing Lender.

                  2.02 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days' (or such shorter period as is acceptable to the respective Issuing Lender) written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6, as applicable, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Lender shall issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender's usual and customary practices. Upon the issuance of, or amendment to, any Standby Letter of Credit, the Issuing Lender shall promptly notify the Administrative Agent in writing of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent shall notify each Lender, in writing, of such issuance or amendment and if requested to by any Lender, the Administrative Agent shall provide to such Lender copies of any such issuance or amendment. With regards to Trade Letters of Credit, the Issuing Lender shall, on the first Business Day of each week, provide to the Administrative Agent, by facsimile, a written report of the aggregate daily outstanding Trade Letters of Credit for the previous week.

                  2.03 Letter of Credit Participations. (a)(i) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Revolving Lender, and each such Revolving Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, in a percentage equal to such Revolving Lender's Revolving Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto.

                  (ii) Upon any change in the Revolving Loan Commitments or Revolving Percentages of the Revolving Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings relating thereto, there shall be an automatic adjustment to the participations therein pursuant to this Section 2.03 to reflect the new Revolving Percentages of the assignor and assignee Revolving Lender or of all Lenders with Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, the respective Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable decision, shall not create for such Issuing Lender any resulting liability to any Credit Party or any Lender.

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.04(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Revolving Lender, of such failure, and each Revolving Lender shall promptly and unconditionally pay to such Issuing Lender the amount of such Revolving Lender's Revolving Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business

Day, any Revolving Lender required to fund a payment under a Letter of Credit, such Revolving Lender shall make available to such Issuing Lender in Dollars such Revolving Lender's Revolving Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Revolving Lender shall not have so made its Revolving Percentage of the amount of such payment available to such Issuing Lender, such Revolving Lender agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate. The failure of any Revolving Lender to make available to such Issuing Lender its Revolving Percentage of any payment under any Letter of Credit shall not relieve any other Revolving Lender of its obligation hereunder to make available to such Issuing Lender its Revolving Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make available to such Issuing Lender such other Revolving Lender's Revolving Percentage of any such payment.

                  (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall forward such payment to the Administrative Agent, which in turn shall distribute to each Revolving Lender which has paid its Revolving Percentage thereof, in Dollars and in same day funds, an amount equal to such Revolving Lender's share (based upon the proportionate aggregate amount originally funded by such Revolving Lender to the aggregate amount funded by all Revolving Lenders in the respective Letter of Credit) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) The obligations of the respective Revolving Lenders to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Lender, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v)      the occurrence of any Default or Event of Default.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by it under any Letter of Credit issued hereunder (each such amount, so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following receipt of notice of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Loans maintained as Base Rate Loans plus 2%, with such interest, in each case, to be payable on demand. The respective Issuing Lender shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b)      The obligations of the Borrower under this Section
2.04 to reimburse the respective Issuing Lender with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or has had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision), shall not create for such Issuing Lender any resulting liability to the Borrower or any other Credit Party.

                  2.05 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Revolving Lender with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Revolving Lender, or (ii) impose on any Issuing Lender or any Revolving Lender any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Revolving Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Revolving Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Revolving Lender, or any franchise tax based on the net income or profits of such Issuing Lender or Revolving Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to
Section 4.04(a), then, upon demand to the Borrower by such Issuing Lender or any Revolving Lender (a copy of which demand shall be sent by such Issuing Lender or such Revolving Lender to the Administrative Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower agrees to pay to such Issuing Lender or such Revolving Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Revolving Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Revolving Lender (a copy of which certificate shall be sent by such Issuing Lender or such Revolving Lender to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Revolving Lender. The certificate required to be delivered pursuant to this Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

                  SECTION 3. Commitment Commission; Fees; Reductions of Commitment.

                  3.01 Fees. (a) The Borrower agrees to pay the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from the Effective Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), in each case computed at a rate for each day equal to the relevant Applicable Margin per annum on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan

Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                  (b) The Borrower agrees to pay to the Administrative Agent for distribution to the Revolving Lenders (based on their respective Revolving Percentages) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Revolving Loans maintained as Eurodollar Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (c) The Borrower agrees to pay to the respective Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued hereunder (the "Facing Fee") in the case of each Letter of Credit, for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/8 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided that, in no event shall the annual (or such shorter period as any Letter of Credit is outstanding) Facing Fee with respect to any Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

                  (d) The Borrower agrees to pay, upon each payment under, issuance of, or amendment to, any Letter of Credit issued hereunder, such amount as shall at the time of such event be the administrative charge which the respective Issuing Lender is generally charging in connection with such occurrence with respect to letters of credit.

                  (e) The Borrower shall pay to the Administrative Agent, for the Administrative Agent's own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.

                  3.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least three Business Day's prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions thereto, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Lender with a Revolving Loan Commitment.

                  (b) In the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, subject to the requirements of said Section 13.12(b) and upon five Business Days' written notice to the

Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), terminate all of the Revolving Loan Commitment of such Lender so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, owing to such Lender (other than amounts owing in respect of outstanding Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Commitments (and the A Term Loan Commitment, the B Term Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in their entirety on April 15, 2001 unless the Initial Borrowing Date shall have occurred on or prior to such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A Term Loan Commitment (and the A Term Loan Commitment of each Lender) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of any A Term Loans on such date).

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B Term Loan Commitment (and the B Term Loan Commitment of each Lender) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of any B Term Loans on such date).

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan Maturity Date.

                  (e) Each reduction to the Total A Term Loan Commitment, Total B Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the A Term Loan Commitment, B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

                  (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory repayment pursuant to any of Sections 4.02(d) through (g), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections exceeds the aggregate principal amount of Term Loans then outstanding. Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03(f) shall be applied to proportionately reduce the Revolving Loan Commitment of each Lender with a Revolving Loan Commitment.

                  SECTION 4.  Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, whether Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 (or $100,000 in the case of Swingline Loans) or such lesser amount of a Borrowing which is outstanding, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $5,000,000 (or $1,000,000 in the case of Revolving Loans) then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts required pursuant to Section 1.11; (iv) in the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, upon five Business Days' written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (iv) the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (iv) have been obtained and all other requirements of Section 13.12(b) are satisfied; (v) subject to the provisions of Section 4.02(k), each voluntary prepayment of Term Loans pursuant to this Section 4.01 shall be applied to the A Term Loans and the B Term Loans on a pro rata basis (based upon the then outstanding principal amount of A Term Loans and B Term Loans); and (vi) except as expressly provided in the preceding clause (iv), each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Loans comprising such Borrowing; provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender. Each prepayment of principal of any Tranche of Term Loans made pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans pro rata based upon the then remaining amounts of such Scheduled Repayments after giving effect to all prior reductions thereto.

                  4.02 Mandatory Repayments. (a) On any day on which the sum of the aggregate outstanding principal amount of Revolving Loans, Swingline Loans and the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Borrower hereunder in a cash collateral account to be established by the Administrative Agent.

                  (b) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below (each an "A Scheduled Repayment Date"), the Borrower shall be required to repay that aggregate principal amount of A Term Loans, to the extent then outstanding, as is equal to the aggregate principal amount of A Term Loans set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), an "A Scheduled Repayment"):

                     A Scheduled Repayment Date                       Amount
                     --------------------------                       ------

                      September 30, 2001                            $5,000,000
                      December 31, 2001                             $5,000,000

                      March 31, 2002                                $5,625,000
                      June 30, 2002                                 $5,625,000
                      September 30, 2002                            $5,625,000
                      December 31, 2002                             $5,625,000

                      March 31, 2003                                $7,500,000
                      June 30, 2003                                 $7,500,000
                      September 30, 2003                            $7,500,000
                      December 31, 2003                             $7,500,000

                      March 31, 2004                                $7,500,000
                      June 30, 2004                                 $7,500,000
                      September 30, 2004                            $7,500,000
                      December 31, 2004                             $7,500,000
                      A Term Loan Maturity Date                     $7,500,000

                  (c) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below (each a "B Scheduled Repayment Date"), the Borrower shall be required to repay that aggregate principal amount of B Term Loans, to the extent then outstanding, as is equal to the aggregate principal amount of B Term Loans set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a "B Scheduled Repayment"):

                B Scheduled Repayment Date                       Amount
                --------------------------                       ------

                  September 30, 2001                           $   375,000
                  December 31, 2001                            $   375,000

                  March 31, 2002                               $   375,000
                  June 30, 2002                                $   375,000
                  September 30, 2002                           $   375,000
                  December 31, 2002                            $   375,000

                  March 31, 2003                               $   375,000
                  June 30, 2003                                $   375,000
                  September 30, 2003                           $   375,000
                  December 31, 2003                            $   375,000

                  March 31, 2004                               $   375,000
                  June 30, 2004                                $   375,000
                  September 30, 2004                           $   375,000
                  December 31, 2004                            $   375,000

                  March 31, 2005                               $13,750,000
                  June 30, 2005                                $13,750,000
                  September 30, 2005                           $13,750,000
                  December 31, 2005                            $13,750,000

                  March 31, 2006                                13,750,000
                  June 30, 2006                                 13,750,000
                  September 30, 2006                            13,750,000
                  December 31, 2006                             13,750,000

                  B Term Loan Maturity Date                    $34,750,000

                  (d) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04 as such Section is in effect on the Effective
Date), an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(h) and (i).

                  (e) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any Net Asset Sale Proceeds, an amount equal to 100% of such Net Asset Sale Proceeds shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(h) and
(i); provided that, so long as no Default or Event of Default shall have occurred and be continuing, Net Asset Sale Proceeds of Asset Sales effected pursuant to Sections 9.02(i) and 9.02(x) (except, in the case of such Asset Sales effected during the fiscal year of the Borrower ended closest to December 31, 2001, to the extent the Net Asset Sale Proceeds therefrom exceed $20,000,000 in the aggregate), shall not be required to be so applied to the extent that the Borrower delivers to the Administrative Agent on or prior to such date an officers' certificate setting forth (1) that portion of such Net Asset Sale Proceeds (such portion being the "Proposed Asset Sale Reinvestment Proceeds") that the Borrower or any of its Subsidiaries intends to reinvest in equipment or other productive capital assets of the general type used in the business of the Borrower and its Subsidiaries (such equipment and other assets being "Eligible Assets") within one year of such date of receipt and (2) the proposed use of such Proposed Asset Sale Reinvestment Proceeds, and the Borrower shall, or shall cause one or more of its Subsidiaries to, promptly (and in any event within one year) apply such Proposed Asset Sale Reinvestment Proceeds to such reinvestment purposes. To the extent any Proposed Asset Sale Reinvestment Proceeds are not so reinvested within such one year period, the Borrower shall, not later than one year after receipt thereof, apply the full amount of all such Proposed Asset Sale Reinvestment Proceeds that have not been reinvested in Eligible Assets as mandatory repayments in accordance with the requirements of Sections 4.02(h) and
(i).

                  (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date on which the Borrower or any of its Subsidiaries receives any Net Insurance/Condemnation Proceeds, an amount equal to 100% of such Net Insurance/Condemnation Proceeds shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(h) and (i); provided that, so long as no Default or Event of Default shall have occurred and be continuing, Net Insurance/Condemnation Proceeds shall not be required to be so applied to the extent that (x) the Borrower delivers to the Administrative Agent an officers' certificate setting forth (1) that portion of such Net Insurance/ Condemnation Proceeds (the "Proposed Insurance Reinvestment Proceeds") that the Borrower or any of its Subsidiaries intends to use within one year of such date of receipt to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or to reinvest in Eligible Assets and (2) the proposed use of the Proposed Insurance Reinvestment Proceeds, (y) the amount of all Proposed Insurance Reinvestment Proceeds received by the Borrower or any of its Subsidiaries not theretofore used to repair, restore or replace the assets in respect of which such Net Insurance/Condemnation Proceeds were received, reinvested in Eligible Assets or applied to make mandatory repayments in accordance with the requirements of Sections 4.02(h) and (i) which exceed in the aggregate $10,000,000, shall have been deposited with the Collateral Agent pursuant to a cash collateral arrangement, for the benefit of the Secured Creditors and reasonably satisfactory to the Collateral Agent, whereby such proceeds shall be dispersed to the Borrower or its order from time to time as needed to pay actual costs incurred by the Borrower and/or its Subsidiaries in connection with the repair, restoration or replacement of the assets in respect of which such Net Insurance/ Condemnation Proceeds were received or to finance the acquisition of Eligible Assets; provided that if any Event of Default shall have occurred and be continuing, such proceeds may be applied by the Collateral Agent in accordance with the provisions of the Security Documents, and (z) the Borrower shall, or shall cause one or more of its Subsidiaries to, promptly apply such Proposed Insurance Reinvestment Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Proposed Insurance Reinvestment Proceeds were received or to reinvest in Eligible Assets, provided further, that any such Proposed Insurance Reinvestment Proceeds not so applied within one year after the date of receipt thereof shall be applied, on the date which is one year after receipt thereof, to make mandatory repayments in accordance with the requirements of Sections 4.02(h) and (i).

                  (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to 25% of the Excess Cash Flow for the relevant Excess Cash Flow Payment Period shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and
(i).

                  (h) The amount of each mandatory repayment made as required by Sections 4.02 (d), (e), (f) and (g) shall be applied (i) first, pro rata to each Tranche of Term Loans (subject to the provisions of Section 4.02(k) with respect to the B Term Loans) based upon the then outstanding principal amount of A Term Loans and B Term Loans until all outstanding Term Loans have been repaid in full and (ii) second, to the extent in excess of the amounts to be applied pursuant to preceding clause (i), the Total Revolving Loan Commitment shall be reduced in accordance with the provisions of Section 3.03(f) and any remaining proceeds to be applied pursuant to this clause (ii) shall be used to make any mandatory repayments owing as a result thereof pursuant to Section 4.02(a) and, to the extent in excess thereof, same shall be released to (or retained by) the Borrower (so long as no Default or Event of Default then exists). All amounts applied to the repayment of principal of Term Loans in accordance with the foregoing provisions of this Section 4.02(h) (as a result of payments required by Sections 4.02(d), (e), (f) and (g)), after giving effect to adjustments pursuant to Section 4.02(k), shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche of Term Loans after giving effect to all prior reductions thereto.

                  (i) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $5,000,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans comprising a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion. Notwithstanding the foregoing provisions of this Section 4.02, if at any time the mandatory prepayment of Loans pursuant to this Section 4.02 would result, after giving effect to the procedures set forth above, in the Borrower's incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then, so long as no Event of Default exists and is continuing, the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent and shall provide for investments satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loan(s) not initially prepaid pursuant to this sentence. Subject to the following sentence, and so long as no Event of Default exists and is continuing, the Administrative Agent shall promptly release to the Borrower any investment proceeds remaining on deposit with the Administrative Agent pursuant to such cash collateral arrangement after giving effect to all repayments of Affected Eurodollar Loans pursuant to the immediately preceding sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Lenders pursuant to the remedial provisions of
Section 10, any amounts held as cash collateral pursuant to this Section 4.02(i) shall, subject to the requirements of applicable law, be immediately applied to the Loans.

                  (j) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans shall be repaid in full on the respective Maturity Date.

                  (k)      Notwithstanding anything to the contrary contained in
Section 4.01 or above in this Section 4.02, with respect to any mandatory repayments of B Term Loans (excluding B Scheduled Repayments and repayments pursuant to Section 4.02(j)) otherwise required above pursuant to this Section 4.02, and with respect to that portion of any voluntary prepayment of Term Loans pursuant to Section 4.01 which, in accordance with the provisions of clause (v) thereof is required to be applied to B Term Loans (each a "Waivable Repayment"), the Administrative Agent shall, unless the then outstanding A Term Loans shall be repaid in full with the share of the respective voluntary or mandatory repayment allocable thereto (before giving effect to any additional reallocation thereto pursuant to this clause (k)) in accordance with the relevant provisions of Section 4.01 or 4.02, as the case may be, promptly notify each Lender with a B Term Loan of (x) such receipt, (y) the amount of the repayment to be applied to such Lender's B Term Loans and (z) the maximum aggregate amount of the respective Waivable Repayment which can be waived by the holders of B Term Loans (the "Maximum Waivable Amount"), which shall be equal to the lesser of (i) the aggregate amount of the Waivable Repayment required, in the absence of this Section 4.02(k), to be applied to the repayment of outstanding B Term Loans and (ii) the aggregate principal amount of A Term Loans which will be outstanding after giving effect to the application of the amounts then required to be applied to the repayment of such A Term Loans pursuant to the provisions of Section 4.01 or 4.02, as the case may be, before giving effect to the provisions of this clause (k). In the event any such Lender with a B Term Loan desires to waive such Lender's right to receive its share of any such Waivable Repayment, in whole or in part, such Lender shall so advise the Administrative Agent no later than 5:00 P.M. (New York time) three Business Days after the date of such notice from the Administrative Agent which notice shall also include the amount the Lender desires to receive. If the Lender does not reply to the Administrative Agent within such three Business Day period, it will be deemed acceptance of the total payment. If the Lender does not specify an amount it wishes to receive, it will be deemed acceptance of 100% of the total payment. In the event that any such Lender waives such Lender's right to any such Waivable Repayment, the Administrative Agent shall apply 100% of the amounts so waived by such Lenders to prepay remaining A Term Loans (i) in the case of a repayment pursuant to
Section 4.01, in accordance with Section 4.01 or (ii) in the case of a repayment pursuant to Section 4.02, in accordance with Sections 4.02(h) and (i); provided that if the amounts so waived by the Lenders as described above would exceed the Maximum Waivable Amount, the amount waived by each Lender shall be reduced proportionally (based on the amounts waived by each Lender) to the extent needed so that the aggregate of the amounts so waived shall not exceed the Maximum Waivable Amount. The amount of the respective Waivable Repayment shall be deposited with the Administrative Agent on the date the voluntary prepayment is otherwise made pursuant to Section 4.01 or the date the mandatory repayment would otherwise be required pursuant to the relevant provisions of this Section 4.02, as the case may be (and held by the Administrative Agent as cash collateral for the B Term Loans and, but only to the extent Lenders with B Term Loans waive their right to receive their share of the Waivable Repayment, for the benefit of the A Term Loans in a cash collateral account until the proceeds are applied to the applicable Loans) and the respective repayment shall not be required to be made until the fifth Business Day occurring after the date the respective repayment would otherwise have been required to be made. Notwithstanding anything to the contrary contained above, (i) if one or more Lenders waives its right to receive all or any part of any Waivable Repayment, but less than all the Lenders holding B Term Loans waive in full their right to receive 100% of the total payment otherwise required with respect to the B Term Loans, then of the amount actually applied to the repayment of B Term Loans of Lenders which have waived in part, but not in full, their right to receive 100% of such repayment, such amount shall be applied to each then outstanding Borrowing of B Term Loans on a pro rata basis (so that each Lender holding B Term Loans shall, after giving effect to the application of the respective repayment, maintain the same percentage (as determined for such Lender, but not the same percentage as the other Lenders hold and not the same percentage held by such Lender prior to repayment) of each Borrowing of B Term Loans which remains outstanding after giving effect to such application), and (ii) the right of the Lenders holding B Term Loans to waive their right to receive any mandatory or voluntary repayments pursuant to this Section 4.02(k) shall only be applicable so long as any A Term Loans are outstanding at the time of such mandatory or voluntary repayment, and such right shall exist only to the extent of outstanding A Term Loans (after giving effect to any prior or concurrent repayment of A Term Loans).

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Sections 4.04(b), 13.04,
13.14 or 13.15, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) (all such non-excluded Taxes being referred to collectively as "Withholding Taxes"). If any Withholding Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Withholding Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or any other Credit Document or under any Note, after withholding or deduction for or on account of any Withholding Taxes, will not be less than the amount provided for herein or in such Credit Document or in such Note. If any amounts are payable in respect of Withholding Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Withholding Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Withholding Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or
13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or W-8BEN (with respect to complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or W-8BEN (with respect to complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), Form W8-BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (c)      If the Borrower pays any additional amount under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this
Section 4.04(c) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses; (iii) nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information to the Borrower; and (iv) no Lender shall be required to pay any amounts pursuant to this Section 4.04(c) at any time which a Default or Event of Default exists.

                  SECTION 5. Conditions Precedent to Credit Events on Initial Borrowing Date. The obligation of each Lender to make Loans, and the obligation of each Issuing Lender to issue Letters of Credit, on the Initial Borrowing Date, is subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent, for the account of each of the Lenders which have requested the same, the appropriate A Term Note, B Term Note and/or Revolving Note executed by the Borrower, and to the Swingline Lender, the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  5.02 Officers' Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date and signed on behalf of the Borrower by the Chairman of the Board, the President, any Vice-President, the Chief Financial Officer or the Treasurer, certifying on behalf of the Borrower that all of the conditions in Sections 5.06, 5.07, 5.08, 5.13, 5.14, 5.18 and 6.01 have been satisfied on such date.

                  5.03 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received from (i) Troutman Sanders, special counsel to the Borrower and its Subsidiaries, an opinion addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date, in the form attached as Exhibit E-1 and (ii) Jones, Day, Reavis & Pogue, counsel to the Borrower and its Subsidiaries, an opinion in form and substance satisfactory to the Administrative Agent and addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date, covering the matters set forth in Exhibit E-2 and such other matters incident to the transactions contemplated herein as any Agent may reasonably request.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer or an Authorized Representative of each Credit Party, and attested to by the Secretary, any Assistant Secretary or another Authorized Representative of such Credit Party in the form of Exhibit F, with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

                  (b) All corporate and legal proceedings and all material instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Employee Benefit Plans; Debt Agreements; Tax Sharing Agreements. On the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the following documents:

                  (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, if any, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA (collectively, the "Employee Benefit Plans");

                  (ii) all agreements evidencing or relating to Indebtedness of the Borrower or any of its Subsidiaries which is to remain outstanding in an aggregate principal amount exceeding $2,000,000 after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "Debt Agreements"); and

                  (iii) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Tax Sharing Agreements"),

all of which Employee Benefit Plans, Debt Agreements and Tax Sharing Agreements shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders and shall be in full force and effect on the Initial Borrowing Date.

         5.06 Consummation of the Spin-off and Merger; Equipment Purchase; etc. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the Merger Documents, all of which Merger Documents shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders and in full force and effect. The Merger Documents shall not have been amended unless such amendment is approved by the Agents and the Required Lenders.

         (b) On or prior to the Initial Borrowing Date (i) Flowers Industries shall have consummated the Spin-off and, immediately following the consummation of the Spin-off, Flowers Industries and a wholly-owned Subsidiary of Kellogg shall have consummated the Flowers Industries Merger, (ii) immediately following the consummation of the Spin-off and the Flowers Industries Merger, the Borrower shall own, directly or indirectly, all of the assets and Subsidiaries of Flowers Industries (before giving effect to the Spin-off and the Flowers Industries Merger) other than Flowers Industries' ownership interest in Keebler and its Subsidiaries, (iii) each of the Spin-off and the Flowers Industries Merger shall have been consummated in all material respects in accordance with the Merger Documents and all applicable laws and
(iv) all conditions precedent to the consummation of each of the Spin-off and the Flowers Industries Merger contained in the Merger Documents shall have been satisfied (and not waived without the consent of the Agents and the Required Lenders) in all material respects.

         (c) on or prior to the Initial Borrowing Date, Flowers Industries and/or its Subsidiaries (or, to the extent same is consummated on the Initial Borrowing Date concurrently with the Spin-Off, the Borrower and/or its Subsidiaries) shall have consummated the Equipment Purchase for aggregate cash consideration not to exceed $62,000,000. The Equipment Purchase Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and the Equipment Purchase shall have been consummated in all material respects in accordance with the Equipment Purchase Documents.

         5.07 Existing Debentures Tender Offer. On or prior to the Initial Borrowing Date, Flowers Industries shall have completed a tender offer with respect to the Existing Debentures (the "Existing Debentures Tender Offer") on terms and conditions, and pursuant to documentation, satisfactory to the Agents and the Required Lenders. In connection therewith, the Borrower shall have furnished to the Administrative Agent and the Lenders copies of the Existing Debentures Tender Offer Documents, all of which shall be in form and substance satisfactory to the Agents and the Required Lenders. The tender offer for Existing Debentures shall have expired in accordance with the terms of the Existing Debentures Tender Offer Documents on or before the Initial Borrowing Date and Flowers Industries shall have purchased at least 60% of the theretofore outstanding Existing Debentures pursuant to the Existing Debentures Tender Offer.

         5.08 Refinancing; Indebtedness. (a) On the Initial Borrowing Date, all Indebtedness to be Refinanced shall have been repaid in full and all commitments in respect thereof shall have been terminated and all Liens and guaranties given by the Borrower and its Subsidiaries in connection therewith shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained) to the reasonable satisfaction of the Agents. The Administrative Agent shall have received satisfactory evidence (including satisfactory pay-off letters and UCC-3 Termination Statements) that the matters set forth in the immediately preceding sentence have been satisfied as of the Initial Borrowing Date. Without limiting the foregoing, the facility (and financing) previously made available pursuant to the Existing Distributor Note Documents shall have been terminated pursuant to arrangements satisfactory to the Administrative Agent and the Required Lenders, and ownership of all Existing Distributor Notes outstanding pursuant thereto (and any related guarantees or collateral therefor) shall have been transferred to the Borrower, although SunTrust may continue to hold such Existing Distributor Notes (and related collateral) as a sub-collateral agent for the Collateral Agent pursuant to the Security Documents.

         (b) After giving effect to the consummation of the Transaction, the Borrower and its Subsidiaries shall have no outstanding Indebtedness except
(i) the Obligations and (ii) such other indebtedness, as is permitted to remain outstanding pursuant to Section 9.04.

         5.09 Subsidiaries Guaranty. On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit G (as modified, supplemented, restated and/or amended from time to time, the "Subsidiaries Guaranty"), and the Subsidiaries Guaranty shall be in full force and effect.

         5.10 Pledge and Security Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Pledge and Security Agreement in the form of Exhibit H (as modified, supplemented, restated and/or amended from time to time, the "Pledge Agreement") covering all of such Credit Party's present and future Pledge Agreement Collateral in each case together with:

                  (i) the delivery to the Collateral Agent, as pledgee, of all of the Pledged Securities referred to therein, endorsed in blank in the case of promissory notes constituting Pledged Securities or accompanied by executed and undated stock powers in the case of capital stock constituting Pledged Securities;

                  (ii) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or in other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge Agreement;

                  (iii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in Section 5.10(ii) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received Form UCC-3 Termination Statements (or such other termination statements as shall be required by local law) fully executed for filing); and

                  (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Pledge Agreement have been taken.

         5.11 Security Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as modified, supplemented, restated and/or amended from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, in each case together with:

                  (i) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or in other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in Section 5.11(i) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received Form UCC-3 Termination Statements (or such other termination statements as shall be required by local law) fully executed for filing); and

                  (iii) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

         5.12 Lease Program. On or prior to the Initial Borrowing Date, the Lease Program Documents shall be in form and substance satisfactory to the Agents and the Required Lenders and in full force and effect without any defaults thereunder.

         5.13 Material Adverse Change; Approvals, etc. (a) On the Initial Borrowing Date, nothing shall have occurred (and neither the Agents nor the Required Lenders shall have become aware of any facts or conditions not previously known) which could constitute a Material Adverse Change.

         (b) On or prior to the Initial Borrowing Date, all necessary material governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the transactions contemplated by this Agreement or the other Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the Transaction or the transactions contemplated by this Agreement.

         5.14 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to the Transaction or this Agreement or any other Document, or which the Agents or the Required Lenders shall determine has caused, or could reasonably be expected to cause, a Material Adverse Change.

         5.15 Solvency Certificate; Environmental Analyses; Insurance. On or before the Initial Borrowing Date, the Borrower shall cause to be delivered to the Administrative Agent (i) a solvency certificate from the chief financial officer of the Borrower, in the form of Exhibit J, which shall be addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date, setting forth the conclusion that, (A) after giving effect to the Transaction and the incurrence of all the financings contemplated hereby, the Borrower, the Borrower and its Subsidiaries taken as a whole, Flowers Industries and Flowers Industries and its Subsidiaries taken as a whole, in each case are not insolvent and will not be rendered insolvent by the incurrence of such indebtedness, and will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature, and (B) after giving effect to the Transaction, Flowers Industries and Flowers Industries and its Subsidiaries taken as a whole (immediately prior to the Spin-off and giving effect to the Spin-off and the Flowers Industries Merger), in each case are not insolvent and will not be rendered insolvent by reason of the Spin-off, and will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature, (ii) environmental and hazardous substance analyses with respect to the properties owned or leased by the Borrower or any of its Subsidiaries to the extent requested by the Agents, in scope, form and substance satisfactory to the Administrative Agent and (iii) certificates of insurance complying with the requirements of Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents and the Required Lenders and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled without 30 days prior written notice by the insurer to the Collateral Agent.

         5.16 Pro Forma Balance Sheet; Financial Statements; Projections. On or prior to the Initial Borrowing Date, the Administrative Agent and the Lenders shall have received copies of the financial statements (including the pro forma financial statements) and Projections referred to in Sections 7.05(a), (b) and
(e).

         5.17 Payment of Fees. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation due to the Agents or the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

         5.18 Ratings Request. On or prior to the Initial Borrowing Date, the Borrower shall have requested in writing from both S&P and Moody's, a long-term senior secured debt rating/ratings of the Indebtedness pursuant to this Agreement.

         SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(e)), and the obligation of any Issuing Lender to issue any Letter of Credit, is subject to the satisfaction of the following conditions:

         6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan (excluding Swingline Loans), the Administrative Agent shall have received the notice required by Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

         (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 and in this
Section 6 and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Transaction as consummated on the Initial Borrowing Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

                  7.01 Corporate/Limited Liability Company/Partnership Status; etc. The Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation, limited liability company or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications, except for failures to be so qualified that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

                  7.02 Corporate Power and Authority. Each Credit Party has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable against each such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and Permitted Liens) upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture (including, without limitation, the Existing Debentures Indenture), mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made or, in the case of any filings or recordings in respect of the Security Documents executed on the Initial Borrowing Date, will be made within 10 days thereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The (i) audited consolidated balance sheets of Flowers Industries and its Subsidiaries (x) for the fiscal years ended on January 2, 1999, January 1, 2000 and December 30, 2000 and (y) unaudited consolidated balance sheets of Flowers Industries and its Subsidiaries for the periods described in the preceding clause (x) and accounting for Keebler on an equity basis, and (ii) the related consolidated statements of income, cash flows and shareholders' equity of Flowers Industries and its Subsidiaries (accounting for Keebler on an equity basis in the case of the statements correlating to the balance sheets described in preceding clause (i)(y)) for the fiscal year or quarter, as the case may be, ended on such dates, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly in all material respects the consolidated financial position of Flowers Industries and its Subsidiaries, respectively, at the dates of such balance sheets and the consolidated results of the operations of Flowers Industries and its Subsidiaries, respectively, for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except, in the case of the financial statements listed in clauses (i)(y) and (ii), as a result of the accounting for Keebler on an equity basis of accounting.

                  (b) The pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of December 30, 2000, after giving effect to the Transaction and the financing in connection therewith, and the pro forma consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the twelve month period ended December 30, 2000, giving effect to the Transaction and the financing in connection therewith as if same had been consummated on the first day of such twelve month period, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly in all material respects the pro forma consolidated financial position of the Borrower and its Subsidiaries as of December 30, 2000 and the pro forma consolidated results of operations of the Borrower and its Subsidiaries for the twelve month period covered thereby.

                  (c)(i) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including the Loans) being incurred or assumed, and Liens created by each Credit Party in connection therewith, with respect to each of the Borrower, the Borrower and its Subsidiaries taken as a whole, Flowers Industries and Flowers Industries and its Subsidiaries taken as a whole, (x) the sum of its assets (including goodwill), at a fair valuation, will exceed its debts; (y) it has not incurred and does not intend to incur, nor believes that it will incur, debts beyond its ability to pay such debts as such debts mature; and (z) it will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(c), "debt" means any liability on a claim and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (d) Except as disclosed in the financial statements (including the pro forma financial statements) delivered pursuant to Section 7.05(a) and (b), there were, as of the Initial Borrowing Date, no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which would, under generally accepted accounting principles, be required to be disclosed on consolidated financial statements (or footnotes thereto) of the Borrower if same had been prepared as of the Initial Borrowing Date. In addition, as of the Initial Borrowing Date, there are no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) not required to be disclosed in such financial statements in accordance with generally accepted accounting principles that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect. Without limiting the foregoing, except as disclosed in the pro forma financial statements delivered pursuant to preceding Section 7.05(b), the Borrower believes that, following the consummation of the Transaction, it and its Subsidiaries shall have no material liabilities (contingent or otherwise) to Kellogg or any of its Subsidiaries pursuant to the Merger Documents (whether as a result of the retained Spinco Group Liabilities (as defined in the Distribution Agreement) or otherwise).

                  (e) On and as of the Initial Borrowing Date, the Projections which have been delivered to the Agents and the Lenders on or prior to the Effective Date have been prepared on a basis consistent with the financial statements of Flowers Industries and its Subsidiaries referred to in
Section 7.05(a) and the pro forma financial statements referred to in Section 7.05(b), and are based on good faith estimates and assumptions believed by management of the Borrower to be reasonable as of the date of such Projections (including, without limitation, with respect to any liabilities retained by the Borrower and its Subsidiaries pursuant to the Merger Documents), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower or any of its Subsidiaries to be misleading in any material respect or which omit material information regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being understood that the Projections include assumptions as to future events and that actual results may differ from those set forth in the Projections.

                  (f) Since December 30, 2000 (but for this purpose determined as if the Transaction had occurred prior to such date, and as if the Borrower and its Subsidiaries had no liabilities to Kellogg and its Subsidiaries pursuant to the Merger Documents except as specifically disclosed pursuant to preceding Section 7.05(d)), nothing has occurred that has had or would reasonably be expected to have a Material Adverse Effect.

                  7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to the Transaction or (ii) that has had or would reasonably be expected to have a Material Adverse Effect.

                  7.07 True and Complete Disclosure. (a) As of the Effective Date, and on each other date as the Administrative Agent shall designate as a date upon which any Lender or Lenders shall become a party to this Agreement pursuant to the primary syndication of the Loans and Commitments hereunder, all factual information (taken as a whole) furnished by or on behalf of the Borrower and/or its Subsidiaries in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Documents and the Proxy Materials) for purposes of or in connection with this Agreement, the other Credit Documents, the Transaction or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to any Agent or the Lead Arranger or any Lender will be, true and accurate in all material respects and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at the time such information was provided.

                  (b) Flowers Industries' annual report on Form 10-K for the fiscal year ended at January 1, 2000 and Flowers Industries' quarterly report on Form 10-Q for the fiscal quarter ended on October 7, 2000, copies of which have been furnished by the Borrower to the Administrative Agent and the Lenders, did not, as of the respective dates such Form 10-K and Form 10-Q were filed with the Securities and Exchange Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and from the date of filing of the Flowers Industries' proxy statement with the Securities and Exchange Commission on February 22, 2001 through the date hereof, the Borrower has not filed a current report on Form 8-K with the Securities and Exchange Commission, and, as of the Effective Date, no event or condition exists which would require such filing by the Borrower pursuant to the Exchange Act, except for any such event or condition which has heretofore been disclosed in writing to the Lenders by delivery to the Lenders of a Form 8-K prior to the filing thereof.

                  7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Term Loans shall be used on the Initial Borrowing Date to (i) repurchase and/or redeem Existing Debentures tendered pursuant to the Existing Debentures Tender Offer, (ii) purchase all Existing Distributor Notes and refinance any other indebtedness outstanding under the Existing Distributor Note Documents and, (iii) to the extent any proceeds of the Term Loans remain after giving effect thereto, such proceeds shall be used to consummate the Refinancing.

                  (b) All proceeds of Revolving Loans and Swingline Loans shall be used for the Borrower's general corporate, capital expenditures and working capital purposes, provided that up to, but not more than, $32,000,000 of such proceeds may be utilized to finance the Transaction.

                  (c) Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (d) The fair market value of all Margin Stock owned by the Borrower and its Subsidiaries does not exceed $1,000,000. At the time of each Credit Event occurring on or after Initial Borrowing Date, not more than 25% of the value of the assets of the Borrower and its Subsidiaries taken as a whole will constitute Margin Stock.

                  7.09 Tax Returns and Payments. Each of the Borrower and its Subsidiaries has filed with the appropriate taxing authority all return statements, forms and reports for Taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Borrower and/or any of its Subsidiaries. The Returns accurately reflect in all material respect all liability for Taxes of each of the Borrower and its Subsidiaries for the periods covered thereby. Each of the Borrower and its Subsidiaries have paid all Taxes payable by them other than those contested in good faith and adequately disclosed and for which adequate reserves have been established in accordance with GAAP. There is no action, suit, proceeding, investigation, audit, or claim now pending or threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect. Except as set forth on Schedule VIII hereto, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. None of the Borrower nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or any other transaction contemplated hereby (it being understood that the representation contained in this sentence does not cover any future liabilities of the Borrower or any of its Subsidiaries arising as a result of the operation of their respective businesses in the ordinary course of business).

                  7.10 Compliance with ERISA. (i) Schedule VI sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code and will be submitted for a subsequent determination letter relating to the transfer of the sponsorship to the Borrower; no Reportable Event has occurred (excluding a Reportable Event which has been cured without material cost to the Borrower); no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been or will be timely made (except as disclosed on Schedule VI); neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the Borrower and its Subsidiaries and ERISA Affiliates would have no liabilities to any Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any of its Subsidiaries, or any ERISA Affiliate has at all times been operated in compliance with the provisions of
Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any Employee Benefit Plan maintained by any of them without incurring any material liability.

                  (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been or will be timely made. Neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  7.11 The Security Documents. The provisions of the Security Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Collateral described therein, and the Security Documents, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filings, if this representation is being made more than 10 days after the Initial Borrowing Date, have been made), create a fully perfected first priority lien on, and security interest in, all right, title and interest in all of the Collateral described therein, subject to no other Liens other than Permitted Liens.

                  7.12 Representations and Warranties in Documents. On the Initial Borrowing Date, all representations and warranties made by the Borrower, Flowers Industries and any of their respective Subsidiaries in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made).

                  7.13 Properties. The Borrower and its Subsidiaries have good and valid title to all properties owned by them, including all property reflected in the most recent pro forma balance sheet referred to in Section 7.05(b) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business), free and clear of all Liens, other than Permitted Liens permitted by Section 9.01.

                  7.14 Capitalization. On the Initial Borrowing Date and after giving effect to the Transaction, (i) the authorized capital stock of the Borrower shall consist of (x) 100,000,000 shares of common stock, $.01 par value per share, of which approximately 20,000,000 shares are issued and outstanding,
(y) 900,000 shares of preferred stock, $.01 par value per share, none of which shares are issued and outstanding and (z) 100,000 shares of Junior Participating Series A Preferred Stock, $100 par value per share, none of which shares are issued and outstanding, (ii) all outstanding shares of capital stock of the Borrower have been duly and validly issued, are fully paid and nonassessable and
(iii) except for options or warrants to purchase shares of common stock of the Borrower held by officers, directors and employees of the Borrower or any of its Subsidiaries, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  7.15 Subsidiaries. After giving effect to the Transaction, the Borrower will have no Subsidiaries other than (i) those Subsidiaries listed on Schedule VII (which Schedule identifies the correct legal name, direct owner, percentage ownership and jurisdiction of organization of each such Subsidiary on the Initial Borrowing Date) and (ii) new Subsidiaries created in compliance with
Section 9.14.

                  7.16 Compliance with Statutes, etc. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as have not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.17 Investment Company Act. Neither the Borrower, nor any of its Subsidiaries, is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.18 Public Utility Holding Company Act. Neither the Borrower, nor any of its Subsidiaries, is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.19 Environmental Matters. (a) The Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower after due inquiry, past or threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences in respect of the business or operations of, or any Real Property at any time owned or operated or occupied by, the Borrower or any of its Subsidiaries that, to the best knowledge of the Borrower after due inquiry, could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such currently owned Real Property, or (ii) to cause any such currently owned Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials, to the best knowledge of the Borrower, have not been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law.

                  (c)      Notwithstanding anything to the contrary in this
Section 7.19, the representations made in this Section 7.19 shall only be untrue if the aggregate effect of all failures, restrictions and noncompliances of the types described above has had, or would reasonably be expected to have, a Material Adverse Effect.

                  7.20 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and/or any of its Subsidiaries taken as a whole and there is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation proceeding is pending with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to the matters specified in clause (i), (ii) or (iii) above) as have not had, and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


                  7.21 Patents, Licenses, Franchises and Formulas. Each of the Borrower and its Subsidiaries owns or has valid licenses to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others, except for such failures and conflicts which have not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.22 Indebtedness. (a) Section A of Schedule IV sets forth a true and complete list of all Indebtedness (excluding the Loans and Letters of Credit) of the Borrower and its Subsidiaries as of the Initial Borrowing Date, which has an outstanding principal balance of $2,000,000 or more and which is to remain outstanding after giving effect to the Transaction (excluding the Obligations, the Lease Program, the Existing Debentures and the Smuckers Note, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

                  (b) Section B of Schedule IV sets forth a true and complete list of all Indebtedness of Flowers Industries and its Subsidiaries (other than Keebler and its Subsidiaries) to be refinanced pursuant to the Refinancing (the "Indebtedness to be Refinanced"), in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness and the outstanding amount thereof on the Initial Borrowing Date (before giving effect to the Transaction). Except for (x) Indebtedness which remains outstanding pursuant to the Lease Program, the Smuckers Note and any Existing Indebtedness and (y) Indebtedness of Keebler and its Subsidiaries with respect to which the Borrower and its Subsidiaries have no liabilities, all Indebtedness of Flowers Industries and its Subsidiaries (including the Borrower and its Subsidiaries) which was outstanding immediately prior to the Initial Borrowing Date (and before giving effect to the Transaction) (including, for this purpose, all Loans and Notes (each as defined in the Existing Distributor Note Documents) outstanding under the Existing Distributor Note Documents) shall constitute Indebtedness to be Refinanced, which shall be repaid in full (or, in the case of such Loans and Notes outstanding under the Existing Distributor Note Documents, purchased by the Borrower) pursuant to the Refinancing.

                  7.23 Transaction. At the time of the consummation thereof, the Transaction has been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. At the time of consummation of the Transaction, all necessary material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by the Borrower or any other Credit Party of their respective obligations under the respective Credit Documents. All actions taken by the Borrower pursuant to or in furtherance of the Transaction have been taken in all material respects in compliance with the respective Documents and all applicable laws.

                  7.24 Insurance. Schedule V sets forth a true and complete description of all insurance maintained by the Borrower and its Subsidiaries as of the Initial Borrowing Date (after giving effect to the Transaction), with the amounts insured (and any deductibles) set forth therein.

                  SECTION 8. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Information Covenants. The Borrower will furnish to the Administrative Agent and each Lender:

                           (a) Period Reports. Within 30 days after the end of each fiscal Period of the Borrower, the consolidated and Consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal Period and the related consolidated and Consolidating statements of income and retained earnings and consolidated statements of cash flows for such fiscal Period and for the elapsed portion of the fiscal year ended with the last day of such fiscal Period, in each case setting forth comparative figures for the corresponding fiscal Period in the prior fiscal year, all of which shall be certified by the chief financial officer or Treasurer of the Borrower that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes; provided that the Period reports otherwise required by this clause (a) shall not be required to be furnished at any time when the Indebtedness pursuant to this Agreement (or any long-term unsecured debt of the Borrower) is rated at least BB by S&P and at least Ba2 by Moody's.

                           (b) Quarterly Financial Statements. Within 45 days after the close of the first three fiscal quarters in each fiscal year of the Borrower, (i) the consolidated and Consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and Consolidating statements of income and retained earnings and consolidated statements of cash flows, in each case for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and in each case, setting forth comparative figures for the related periods in the prior fiscal year and the budgeted figures for such quarterly periods as set forth in the respective budget delivered pursuant to Section 8.01(e), all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments and (ii) management's discussion and analysis of the important operational and financial developments during the fiscal quarter and year-to-date periods.

                           (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated and Consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and Consolidating statements of income and changes in stockholders' equity and consolidated statements of cash flows, in each case for such fiscal year and setting forth comparative figures for the preceding fiscal year and budgeted figures for such fiscal year as set forth in the respective budget delivered pursuant to Section 8.01(e), and certified (x) in the case of such consolidated financial statements, by PricewaterhouseCoopers LLP, or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, and (y) in the case of such Consolidating financial statements, by the chief financial officer of the Borrower, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

                           (d) Management Letters. Promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" issued to any such Person by its certified public accountants and management's responses thereto.

                           (e) Budgets. Within 45 days of the commencement of each fiscal year of the Borrower, a budget of the Borrower and its Subsidiaries in form satisfactory to the Administrative Agent prepared by the Borrower for (x) each of the four quarters of such fiscal year in detailed format and
                  (y) each of the three years immediately following such fiscal year in summary format, in each case accompanied by the statement of the chief financial officer of the Borrower to the effect that, to the best of his or her knowledge, the budget is a reasonable estimate for the periods covered thereby.

                           (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(b) and (c), (1) a certificate of the chief financial officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 3.03(f), 4.02(d),
                  (e), (f) and (g) and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be and (2) a certificate of the general counsel, Chief Financial Officer or Treasurer of the Borrower certifying that (i) there have been no changes since the Initial Borrowing Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(f)(2), to Schedule VII to this Agreement or, if there have been any such changes, a list in reasonable detail of such changes and a certification that the Borrower and its Subsidiaries have taken all action required by Sections 8.12 and 9.14 with respect to any new Subsidiaries, and (ii) there have been no changes to Annexes A through G of the Security Agreement and Annexes A through H of the Pledge Agreement, in each case since the Initial Borrowing Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(f)(2) or, if there have been any such changes, a list in reasonable detail of such changes and a certification that the Borrower and its Subsidiaries have taken all action required by the relevant Security Documents as a result of such changes so that all security interests purported to be created pursuant to such Security Documents continue to be fully perfected (to the extent required by the Security Documents).

                           (g) Notice of Default or Litigation. Promptly, and in any event within three Business Days (or five Business Days in the case of following clause (ii)) after the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Borrower or any of its Subsidiaries which, if adversely determined, would reasonably be expected to have a Material Adverse Effect or (y) with respect to the Transaction or any Document.

                           (h) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission (or any successor thereto).

                           (i) Environmental Matters. Promptly upon, and in any event within ten Business Days after, the Borrower obtains knowledge thereof, notice of any of the following environmental matters occurring after the Initial Borrowing Date, except to the extent that such environmental matters have not had and would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect:

                                    (i)      any Environmental Claim pending or
                           threatened in writing against the Borrower or any of its Subsidiaries or any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries;

                                    (ii)     any condition or occurrence on or
                           arising from any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or such Subsidiary with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                                    (iii)    any condition or occurrence on any
                           Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or such Subsidiary of such Real Property under any Environmental Law; and

                                    (iv)     the taking of any removal or
                           remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Lenders with copies of all material communications with any government or governmental agency and all material communications with any Person relating to any Environmental Claim of which notice is required to be given pursuant to this Section 8.01(i), and such detailed reports of any such Environmental Claim as may reasonably be requested by the Lenders; provided that, in any event, the Borrower shall deliver to the Administrative Agent all material notices received by the Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

                  (j) Annual Meetings with Lenders. At the request of the Administrative Agent, the Borrower shall, within 120 days after the close of each fiscal year of the Borrower, hold a meeting, at a reasonable time and place selected by the Borrower and acceptable to the Administrative Agent, with all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the Borrower and its Subsidiaries.

                  (k) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or its Subsidiaries as the Administrative Agent or the Required Lenders may reasonably request in writing.

         8.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any of the Administrative Agent or any Lender to visit and inspect, upon reasonable notice and during regular business hours and under guidance of officers of the Borrower or any of its Subsidiaries, any of the properties of the Borrower or its Subsidiaries, and to examine the books of account of the Borrower or such Subsidiaries and discuss the affairs, finances and accounts of the Borrower or such Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable advance notice and at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may request.

         8.03 Maintenance of Property; Insurance. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar businesses as the Borrower or any of its Subsidiaries operates, and (iii) furnish to the Administrative Agent from time to time upon its request, full information as to the insurance carried.

         (b) The Borrower will, and will cause each of its Subsidiaries to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower and/or such Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured) and (ii) shall state that such insurance policies shall not be canceled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, and shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the other Secured Creditors.

         (c) If the Borrower or any of its Subsidiaries shall fail to maintain insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses of procuring such insurance.

         8.04 Rights; Franchises; etc. The Borrower will, and will cause each of its Subsidiaries, to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents used in its business; provided, however, that nothing in this Section 8.04 shall prevent (i) sales of assets, consolidations or mergers by or involving the Borrower or any of its Subsidiaries which are permitted in accordance with Section 9.02, (ii) the withdrawal by the Borrower or any of its Subsidiaries of their qualification as a foreign corporation in any jurisdiction where such withdrawal has not had, and would not reasonably be expected to have, a Material Adverse Effect or (iii) the abandonment by the Borrower or any of its Subsidiaries of any rights, franchises, licenses and patents that the Borrower reasonably determine are not useful to or needed in its or their business, as the case may be.

         8.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliances as have not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.06 Compliance with Environmental Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all Environmental Laws applicable to the Borrower and its Subsidiaries (and the respective businesses conducted by them) and the ownership or use of any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, and will within a reasonable time period pay or cause to be paid all costs and expenses incurred in connection with such compliance (except to the extent being contested in good faith). Furthermore, neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned or operated or occupied by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property. Notwithstanding anything to the contrary contained above, the covenant contained above in this Section 8.06 shall only be violated if the aggregate effect of all failures and noncompliances with respect to the matters described above in this
Section 8.06 has had, or would reasonably be expected to have, a Material Adverse Effect.

         8.07 ERISA. As soon as possible and, in any event, within ten (10) days after the Borrower or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the senior financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC (or any other governmental agency), a Plan participant or the Plan administrator and any notices received by the Borrower, such Subsidiary or such ERISA Affiliate from the PBGC (or any other governmental agency), or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any of its Subsidiaries or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or
502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower, or any of its Subsidiaries may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. The Borrower will deliver to any of the Lenders (i) a complete copy of the annual report (on Internal Revenue Service Form
5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC (or any other governmental agency), and any material notices received by the Borrower, any of its Subsidiaries or any

ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC (or any other governmental agency) or such notice has been received by the Borrower, such Subsidiary or such ERISA Affiliate, as applicable. The Borrower and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws, except where the failure to do any of the foregoing has not had, and would not be reasonably likely to result in a Material Adverse Effect.

         8.08     End of Fiscal Years; Fiscal Quarters. The Borrower shall cause
(i) each of its, and each of its Subsidiaries', fiscal years to end on the Saturday closest to December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on the date which is sixteen weeks after the last day of the previous fiscal year, twenty-eight weeks after the last day of the previous fiscal year, forty weeks after the last day of the previous fiscal year, or fifty-two weeks after the last day of the previous fiscal year.

         8.09 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound.

         8.10 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries not otherwise permitted under Section 9.01(i), provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

         8.11     Ownership of Subsidiaries. Except as otherwise reflected on
Schedule VII and for Non-Wholly Owned Entities permitted to be acquired pursuant to Section 9.05(v), the Borrower shall, directly or indirectly own 100% of the capital stock or other equity interests of each of its Subsidiaries.

         8.12 Additional Security; Further Assurances. (a) The Borrower will, and will cause each of its Domestic Wholly-Owned Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this Section 8.12. Additionally, upon the request of the Collateral Agent or the Required Lenders, the Borrower shall take, or cause to be taken, such action as may be requested in order to perfect (or maintain the perfection of) the security interests (or take any analogous actions under the applicable provisions of local law in order to protect such security interests) in any Collateral owned by the Borrower or any Subsidiary Guarantor and located outside the U.S., in each case to the extent such actions are permitted to be taken under the laws of the applicable jurisdictions; provided that the Borrower and its Subsidiaries shall not be required to take any action otherwise required by this Section 8.12(a) in respect of the Excluded Mexico Assets. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.12 has been complied with.

         (b) The Borrower agrees to cause each Domestic Wholly-Owned Subsidiary established or created in accordance with Section 9.14 to execute and deliver a counterpart (and if requested by the Administrative Agent or Collateral Agent, an assumption agreement in the form contemplated by the respective Credit Document) to the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement.

         (c) The Borrower agrees to pledge and (to the extent certificated) deliver, or cause to be pledged and (to the extent certificated) delivered, all of the capital stock (accompanied, if certificated, by executed and undated stock powers) of each new Subsidiary (excluding that portion of the voting stock of any Foreign Subsidiary which would be in excess of 65% of the total outstanding voting stock of such Foreign Subsidiary) established created or acquired after the Initial Borrowing Date, to the extent owned by the Borrower or any Domestic Wholly-Owned Subsidiary, to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement.

         (d) The Borrower will cause each Domestic Wholly-Owned Subsidiary established or created in accordance with Section 9.14 to grant to the Collateral Agent a first priority Lien (subject only to Permitted Liens) on the personal property (tangible and intangible) of such Subsidiary to the extent and upon terms and with exceptions similar to those set forth in the Security Documents, as appropriate, and satisfactory in form and substance to the Collateral Agent and the Required Lenders. The Borrower shall cause each such Domestic Wholly-Owned Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each of such Domestic Wholly-Owned Subsidiaries to take all actions reasonably requested by the Administrative Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

         (e)      The security interests required to be granted pursuant to this
Section 8.12 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents executed and delivered by the Borrower and its Subsidiaries, as applicable, on the Effective Date) reasonably satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected security interests subject to no other Liens except such Liens as are permitted by Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 8.12 has been complied with.

         (f) The Borrower agrees that each action required above by Section 8.12(b) shall be completed as soon as possible, but in no event later than 30 days after such action is requested to be taken by the Administrative Agent or the Required Lenders. The Borrower further agrees that each action required by
Section 8.12(b), (c), (d) and (e) with respect to the creation or acquisition of a new Subsidiary shall be completed contemporaneously with (or, in the case of any documents or instruments to be registered, filed or recorded, within 10 days
of) the creation or acquisition of such new Subsidiary.

         8.13 Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 7.08.

         8.14 Margin Regulations. The Borrower shall take all actions so that at all times the fair market value of all Margin Stock owned by the Borrower and its Subsidiaries shall not exceed $1,000,000. So long as the covenant contained in the immediately preceding sentence is complied with, all Margin Stock at any time owned by the Borrower and its Subsidiaries shall not constitute Collateral and no security interest shall be granted therein pursuant to any Credit Document. Without excusing any violation of the first sentence of this Section 8.14, if at any time the fair market value of all Margin Stock owned by the Borrower and its Subsidiaries exceeds $1,000,000, then (x) all Margin Stock owned by the Credit Parties shall be pledged, and delivered for pledge, pursuant to the Pledge Agreement and (y) the Borrower shall execute and deliver to the Lenders appropriate completed forms (including, without limitation, Forms G-3 and U-1, as appropriate) establishing compliance with the Margin Regulations. If at any time any Margin Stock is required to be pledged as a result of the provisions of the immediately preceding sentence, repayments of outstanding Obligations shall be required, and subsequent Credit Events shall be permitted, only in compliance with the applicable provisions of the Margin Regulations.

         SECTION 9. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

         9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet delinquent or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles in the United States (or the equivalent thereof in any country in which a Foreign Subsidiary is doing business, as applicable);

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property or assets of the Borrower or such Subsidiary and do not materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule III, without giving effect to any renewals, replacements or extensions of such Liens;

                  (iv) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04, and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

                  (v)      Liens created pursuant to the Security Documents;

                  (vi) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (vii) Liens placed upon assets used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (vii) shall not at any time exceed the amount of such Indebtedness permitted by Section 9.04(iv) and (y) the Lien encumbering the assets so acquired does not encumber any other asset (other than proceeds thereof) of the Borrower or such Subsidiary;

                  (viii) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

                  (ix) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (x) Liens arising from the rights of lessors under operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (xi) Liens arising out of judgments, awards, decrees or attachments with respect to which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review, provided that (x) the aggregate amount of all such judgments, awards, decrees or attachments shall not constitute an Event of Default under Section 10.09 and (y) no cash or other property shall be pledged by the Borrower or any of its Subsidiaries as security therefor;

                  (xii) statutory and common law landlords' liens (or contractual landlords' liens which are limited solely to the leased premises which are the subject of such contract and fixtures thereon) under leases or subleases to which the Borrower or any of its Subsidiaries is a party;

                  (xiii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with
         (x) workers' compensation, unemployment insurance and other types of social security and (y) the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) and securing liability for premiums to insurance carriers, provided that the aggregate value of all cash and property at any time encumbered pursuant to clause (y) of this clause (xiii) shall not exceed $5,000,000;

                  (xiv) any interest or title of a lessor, sublessor, franchisor, licensee, licensor or similar party under any operating lease, franchise agreement, license agreement or similar agreement;

                  (xv) Liens created pursuant to the Lease Program Documents (or any Permitted Lease Refinancing) on Equipment (as defined in the Lease Program Documents) leased thereunder and related assets to the extent described in Section 13(b) of Master Lease as such section is in effect on the Effective Date (but not any other assets of the Borrower and its Subsidiaries), provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (xv) shall not at any time exceed the amount of such Indebtedness permitted by Section 9.04(vi) and (y) the equipment and other assets subject to Liens permitted pursuant to this clause (xv) shall in no event be located in more than four separate facilities of the Borrower and its Subsidiaries;

                  (xvi) Liens securing Indebtedness pursuant to industrial revenue bonds permitted pursuant to Section 9.04(x), provided that such Liens shall not attach to any assets of the Borrower or any of its Subsidiaries other than the respective Real Property which is the subject of such industrial revenue bond issuance; and

                  (xvii)   Liens not otherwise permitted pursuant to this
         Section 9.01 which secure obligations permitted under this Agreement not exceeding $7,000,000 in the aggregate at any time outstanding and which apply to property and/or assets (but not to any Pledge Agreement Collateral) with an aggregate fair market value (as determined by the Borrower in good faith) not to exceed at any time the amount referenced above in this clause.

In connection with the granting of Liens described above in this Section 9.01 by the Borrower of any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in respect of the item or items of equipment or other assets subject to such Liens).

         9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, except that:

                  (i) the Borrower and each of its Subsidiaries may (x) in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business, provided that the aggregate fair market value (as determined in good faith by the Borrower) of all assets subject to sales, leases or other dispositions effected in any fiscal year of the Borrower pursuant to this clause (x) shall not exceed $5,000,000, (y) sell or otherwise dispose of other assets (other than the Equity Interests of any Subsidiary of the Borrower unless such sale constitutes a sale of 100% of the Equity

         Interests of such Subsidiary owned by the Borrower and its Subsidiaries), provided that (1) the Borrower or the respective Subsidiary selling or disposing of assets pursuant to this clause (y) receives consideration therefor which, in the good faith judgment of the Borrower, is at least equal to the fair market value of the assets being sold or disposed of and which consideration consists at least 75% of cash (determined by taking the amount of cash and the fair market value, as reasonably determined by the Borrower in good faith, of all non-cash collateral) and (2) the aggregate fair market value (as determined in good faith by the Borrower) of all assets subject to sales, leases or other dispositions effected in any fiscal year of the Borrower pursuant to this clause (y) shall not exceed $15,000,000 (or $35,000,000 in the case of the fiscal year of the Borrower ended closest to December 31, 2001) and (z) sell, in the ordinary course of business, homes acquired in accordance with Section 9.05(iii); provided further, that the Net Asset Sale Proceeds of all asset sales effected pursuant to this Section 9.02(i) shall be required to be applied and/or reinvested as (and to the extent) required by Section 4.02(e);

                  (ii) the Borrower and each of its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation not permitted by Section 9.04);

                  (iii) the Borrower and each of its Subsidiaries may make sales or transfers of inventory in the ordinary course of business;

                  (iv) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

                  (v) licenses or sublicenses by the Borrower and its Subsidiaries of software, trademarks and other intellectual property in the ordinary course of business and which do not materially interfere with the business of the Borrower or any of its Subsidiaries shall be permitted;

                  (vi)     the Transaction shall be permitted;

                  (vii) the Borrower or any Domestic Wholly-Owned Subsidiary of the Borrower may transfer assets to or lease to or acquire or lease assets from the Borrower or any other Domestic Wholly-Owned Subsidiary of the Borrower, or any Domestic Wholly-Owned Subsidiary of the Borrower may be merged into the Borrower (so long as the Borrower is the surviving entity of such merger) or any other Domestic Wholly-Owned Subsidiary of the Borrower, or any Foreign Subsidiary of the Borrower may transfer assets to the Borrower or any Domestic Wholly-Owned Subsidiary of the Borrower, or any Foreign Subsidiary of the Borrower which is a Wholly-Owned Subsidiary may merge with any other Foreign Subsidiary of the Borrower which is a Wholly-Owned Subsidiary;

                  (viii) the Borrower and its Subsidiaries may sell distribution rights to distributors of the

         Borrower and its Subsidiaries (whether or not such distributor was a distributor of the Borrower and/or its Subsidiaries prior to giving effect of such sale) in the ordinary course of business;

                  (ix) the Borrower and its Subsidiaries may enter into sale-leaseback transactions in accordance with the Lease Program Documents so long as the Borrower and/or its respective Subsidiaries receive cash in an amount equal to at least 90% of the fair market value (as determined in good faith by the Borrower) of all assets subject thereto (it being understood that, in accordance with the terms of the Lease Program Documents, one or more substitutions of Equipment (as defined in the Lease Program Documents) may be made for Equipment theretofore subject to the Lease Program Documents, although any sales of assets by the Borrower and its Subsidiaries which were theretofore subject to the Lease Program Documents shall be required to be justified pursuant to the provisions of Section 9.02(i) and (to the extent applicable) applied in accordance with the requirements of
         Section 4.02(e));

                  (x) the Borrower and its Subsidiaries may effect one or more Permitted Bakery Swaps; and

                  (xi) the Borrower and its Subsidiaries may enter into agreements to effect transactions which are permitted pursuant to the provisions of the preceding clauses (i) through (x), and may also enter into agreements to effect transactions which are not permitted pursuant to the provisions of preceding clauses (i) through (x); provided that in the case of any such agreements with respect to transactions which are not permitted pursuant to the provisions of preceding clauses (i) through (x) the respective agreement shall expressly provide that it is terminable by the Borrower or its respective Subsidiary which entered into such agreement (without payment of break-up, termination or any similar fees or damages payable by the Borrower or any of its Subsidiaries (calculated according to the maximum amount thereof payable in accordance with the terms of such agreement) in excess of $10,000,000) in the event that the Required Lenders do not approve in writing the respective transaction (or the Borrower is unable to refinance all Indebtedness pursuant to this Agreement if such consent is not obtained).

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral (unless sold to the Borrower or a Subsidiary of the Borrower) shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

         9.03 Dividends. The Borrower shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Borrower (x) may pay Dividends to the Borrower or any Subsidiary Guarantor which is a Wholly-Owned Subsidiary and (y) if the respective Subsidiary is not a Wholly-Owned Subsidiary of the Borrower, such Subsidiary may pay cash dividends to its shareholders generally so long as the Borrower and/or its respective

         Subsidiaries which own Equity Interests in the Subsidiary paying such Dividends receive at least their proportionate share thereof (based upon their relative holdings of the Equity Interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary);

                  (ii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase its outstanding Equity Interests (or options to purchase such Equity Interests) theretofore held by the respective employees, officers or directors following the death, disability, retirement or termination of employment of employees, officers or directors of the Borrower or any of its Subsidiaries, provided that the aggregate amount expended to so repurchase Equity Interests (or options therefor) of the Borrower shall not exceed $2,000,000 in any fiscal year of the Borrower;

                  (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), commencing with the Borrower's fiscal year ending closest to December 31, 2002, the Borrower may pay cash dividends to its shareholders in an aggregate amount not to exceed $5,000,000 in any fiscal year of the Borrower;

                  (iv)     the Transaction shall be permitted; and

                  (v) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay additional cash Dividends (whether as dividends to shareholders or through repurchases of its Equity Interests) with amounts which, at the time of the payment of such Dividends, do not exceed the Cumulative Retained Excess Cash Flow Amount as then in effect, so long as, immediately after giving effect to the payment of any such Dividend, (x) the Total Unutilized Revolving Loan Commitment shall equal or exceed $50,000,000 and (y) the Leverage Ratio shall be less than or equal to 2.5:1.0.

         9.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness shall be permitted to the extent actually outstanding on the Initial Borrowing Date and as the same is listed on Section A of Schedule IV, without giving effect to any refinancings or renewals thereof;

                  (iii) Indebtedness under (x) Interest Rate Protection Agreements which are non-speculative in nature and are entered into to protect the Borrower and/or its Subsidiaries against fluctuations in interest rates in respect of floating rate Indebtedness outstanding at the time the respective Interest Rate Protection Agreements are entered into, which floating rate Indebtedness is otherwise permitted to remain outstanding or be incurred, as the case may be, pursuant to this Section 9.04 and (y) Indebtedness evidenced by Other Hedging Agreements entered into pursuant to Section 9.05(iv);

                  (iv)(x) purchase money Indebtedness subject to Liens permitted under Section 9.01(vii) and (y) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations (other than Capitalized Lease Obligations in respect of the Lease Program), so long as the aggregate outstanding amount of such Indebtedness pursuant to this clause (iv) does not exceed $15,000,000 at any time outstanding;

                  (v) intercompany Indebtedness of the Borrower and its Subsidiaries to the extent permitted by Section 9.05(vi);

                (vi) (x)   Indebtedness of the Borrower and its Subsidiaries
         evidenced by Capitalized Lease Obligations incurred pursuant to the Lease Program or any Permitted Lease Refinancing, whether outstanding on the Initial Borrowing Date pursuant to the Lease Program or incurred from time to time thereafter pursuant to the Lease Program or any Permitted Lease Refinancing (so long as any Capital Expenditures made in connection therewith after the Initial Borrowing Date are permitted pursuant to Section 9.07); provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (vi) exceed $80,000,000 at any time outstanding;

                  (vii) Indebtedness assumed by the Borrower or any of its Subsidiaries in connection with a Permitted Acquisition, provided that
         (x) such Indebtedness was not incurred in connection with or in contemplation of such Permitted Acquisition and (y) the aggregate principal amount of such Indebtedness incurred or assumed in any fiscal year of the Borrower does not exceed $12,000,000;

                  (viii) Indebtedness of the Borrower in respect of the Smuckers Note in an aggregate principal amount not to exceed $9,300,000; less the aggregate amount of all repayments of principal thereof made after the Effective Date;

                  (ix) Indebtedness of Subsidiaries of the Borrower (x) pursuant to guarantees in existence on the Effective Date which were given prior thereto to NationsBanc Leasing & Capital, LLC in respect of truck leases entered into by distributors of such Subsidiary (so long as the aggregate principal amount so guaranteed does not exceed $11,000,000 and such guarantees are not replaced, increased or extended after the Effective Date except as otherwise permitted pursuant to this
         Section 9.04 (excluding this subclause (x)) or (y) pursuant to guarantees given from time to time after the Effective Date in respect of truck leases entered into by distributors of such Subsidiary, so long as the aggregate principal amount at any time guaranteed pursuant to this clause (y) does not exceed $5,000,000;

                  (x) Indebtedness of the Borrower or any of its Subsidiaries in respect of industrial revenue bonds (or similarly designated financing) in an aggregate principal amount not to exceed $21,000,000 at any time outstanding, provided that (x) such Indebtedness shall only be incurred to finance (or refinance within 180 days after completion of construction or acquisition) the construction or acquisition of a new plant constructed or acquired after the Effective Date and (y) such Indebtedness may not be incurred with respect to more than three such plants;

                  (xi) the Borrower and its Wholly-Owned Subsidiaries may guarantee operating leases of Wholly-Owned Subsidiaries of the Borrower which are Subsidiary Guarantors; and

                  (xii) so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness for borrowed money) not to exceed $5,000,000 in aggregate principal amount at any time outstanding, which Indebtedness shall be unsecured unless otherwise permitted by Section 9.01(xvii).

         To the extent this Section 9.04 is at any time amended in accordance with the provisions of this Agreement to permit any additional Indebtedness for borrowed money of the Borrower and its Subsidiaries, the proceeds thereof shall be required to be applied as a mandatory repayment of Loans pursuant to Section 4.02(d), except to the extent such requirement is waived pursuant to any such amendment in accordance with the provisions of this Agreement.

         9.05 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Investments, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may make travel and other expense advances to employees in the ordinary course of business;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                  (iii) so long as no Default or Event of Default exists or would result therefrom, the Borrower and its Subsidiaries may (x) make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $2,000,000 and (y) in connection with the relocation of employees of the Borrower and its Subsidiaries, purchase, and thereafter divest, in each case in the ordinary course of business, homes previously owned by such employees;

                (iv) (x) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(iii) and (y) the Borrower and its Subsidiaries may enter into and perform their obligations under Other Hedging Agreements entered into in the ordinary course of business so long as each such Other Hedging Agreement is non-speculative in nature;

                  (v) the Borrower may acquire 100% of the capital stock (or other limited liability company or partnership equity interests) of any entity or all or substantially all of the assets of any entity (or all or substantially all of the assets of a product line or division of any such entity) so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition):

                           (a)      the Borrower shall have given the
                  Administrative Agent and the Lenders a copy of each letter of intent within three Business Days of signing each such letter of intent and in any event shall have given the Administrative Agent and the Lenders at least ten Business Days' prior written notice of any such proposed acquisition;

                           (b) such entity or acquired business shall be engaged in a similar or related business as the Borrower and its Subsidiaries and the principal place of business of, and at least 80% of the consolidated assets of, each such entity or acquired business shall be located in the United States;

                           (c) in the case of the acquisition of 100% of the capital stock or other equity interests of any Person, such Person (the "Acquired Person") shall own no capital stock or other equity interests of any other Person unless either
                  (x) the Acquired Person owns 100% of the capital stock or other equity interests of such other Person or (y) if the Acquired Person owns capital stock or equity interests in any other Person which is not a Wholly-Owned Subsidiary of the Acquired Person (a "Non-Wholly Owned Entity"), (i) the Acquired Person shall not have been created or established in contemplation of, or for purposes of, the respective acquisition, (ii) any Non-Wholly Owned Entity of the Acquired Person shall have been non-wholly-owned prior to the date of the respective acquisition and not created or established in contemplation thereof, and (iii) such Acquired Person and/or its Wholly-Owned Subsidiaries own at least 80% of the consolidated assets of the Acquired Person and its Subsidiaries and Non-Wholly Owned Entities;

                           (d) no Default or Event of Default shall be in existence at the time of the consummation of the proposed acquisition or immediately after giving effect thereto;

                           (e)      (i) The Borrower would have been in
                  compliance with the financial covenants set forth in Sections
                  9.08 through 9.10, inclusive, for the Calculation Period most recently ended prior to the date of such acquisition, on a Pro Forma Basis as if the respective acquisition (as well as all other acquisitions previously consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if such acquisition had occurred on the first day of such Calculation Period and (ii) based on good faith projections prepared by the Borrower for the period from the date of the consummation of the proposed acquisition to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 9.08 through 9.10, inclusive, shall be better than or equal to such level as would be required to avoid any Default or Event of Default under Sections 9.08 through 9.10, inclusive, throughout such period;

                           (f) all of the representations and warranties contained in Section 7 and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

                           (g) the Borrower shall have provided to the Administrative Agent and the Lenders as soon as available but not later than three Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such acquisition along with all related agreements and instruments and all opinions, certificates, lien search results and other documents reasonably requested by the Administrative Agent;

                           (h) the total consideration (including, without limitation, cash, Qualified Preferred Stock, any other stock and assumed and/or refinanced Indebtedness) for all such acquisitions consummated in any fiscal year of the Borrower shall not exceed the Applicable Permitted Acquisition Amount for such fiscal year; provided that at any time when the Cumulative Retained Excess Cash Flow Amount is greater than $0, additional consideration (not to exceed the Cumulative Retained Excess Cash Flow Amount immediately before the respective Permitted Acquisition is consummated) may be used to effect Permitted Acquisitions which otherwise meet the requirements of this Section 9.05(v);

                           (i) after giving effect to such acquisition and the payment of all amounts (including fees and expenses) owing in connection therewith, the Total Unutilized Revolving Loan Commitment shall equal or exceed the sum of (x) $40,000,000 and (y) an amount equal to the aggregate amount as determined by the Borrower in good faith as the amount reasonably likely to be payable in respect of all post-closing purchase price adjustments required or which will be required in connection with such acquisition (and all other acquisitions for which such purchase price adjustments may be required to be made) and the amount of all Capital Expenditures reasonably anticipated by the Borrower to be made in the business acquired pursuant to such acquisition within the 180-day period (such period for any acquisition, a "Post-Closing Period") following such acquisition (and in the businesses acquired pursuant to all other acquisitions with Post-Closing Periods ended during the Post-Closing Period of such acquisition); and

                           (j) the Borrower shall have delivered to the Administrative Agent and the Lenders a minimum of five Business Days before the consummation of any such acquisition a certificate from their senior financial officer setting forth the conclusion that all of the conditions required above in this Section 9.05(v) have been satisfied, that in management's good faith belief, the consummation of the proposed acquisition will not result in a material increase in tax, ERISA, litigation, environmental or other contingent liabilities with respect to the Borrower or any of its Subsidiaries, and setting forth the calculations necessary to determine compliance with clauses (e) and (i) of this Section 9.05(v). Such certificate shall also include copies of the following documents attached as exhibits thereto (to the extent not previously provided): (i) any environmental reports received (or reasonably requested by the Administrative Agent) by the Borrower or any of its Subsidiaries in connection with all properties of the entity or entities being acquired and
                  (ii) any opinions of counsel and indemnities expected to be obtained in connection with such acquisition (any such acquisition meeting the criteria set forth above in clauses
                  (a) through (j) of this Section 9.05(v) being herein referred to as a "Permitted Acquisition").

         Upon the consummation of any Permitted Acquisition, the Borrower shall comply with all of the applicable requirements of Section 8.12; and

                  (vi) the Borrower and the Subsidiary Guarantors may make intercompany loans and advances between or among one another (collectively, "Intercompany Loans"), so long as any note evidencing such Intercompany Loan is pledged to the Collateral Agent to the extent required pursuant to the Pledge Agreement;

                  (vii) the Borrower and its Subsidiaries may consummate the Transaction;

                  (viii) the Borrower and its Subsidiaries may establish Subsidiaries to the extent permitted by Section 9.14 and may make capital contributions (including, without limitation, by way of contributing assets) to Domestic Wholly-Owned Subsidiaries of the Borrower which are Subsidiary Guarantors;

                  (ix) the Borrower and its Subsidiaries may make loans to Distributors of the Borrower and its Subsidiaries in the ordinary course of business to finance the acquisition by such distributors of distribution rights from the Borrower or such Subsidiary, provided that
         (I) all proceeds of such loans are retained by the Borrower or such Subsidiary as payment in respect of such distribution rights, and (II) such loans are evidenced by Distributor Notes which (together with any related collateral therefor held by the Borrower or any of its Subsidiaries) shall have been pledged, and delivered for pledge, pursuant to the applicable provisions of the Security Documents and held by the Collateral Agent as security for the Secured Creditors in accordance with the provisions of the Security Documents;

                  (x) Investments consisting of non-cash consideration received in connection with sales of assets permitted pursuant to Sections 9.02(i) and (x); and

                  (xi) the Borrower and its Subsidiaries may make Investments not otherwise permitted by this Section 9.05 in an aggregate amount not to exceed $5,000,000 (determined without regard to any write-downs or write-offs thereof), net of cash payments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments.

                  9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                  (i)      Dividends may be paid to the extent provided in
         Section 9.03;

                  (ii) loans may be made and other transactions may be entered into between the Borrower and its Subsidiaries to the extent expressly permitted by Sections 9.02, 9.04 and 9.05;

                  (iii) the Merger Documents may be entered into, the Transaction shall be permitted and the Borrower and its Subsidiaries may perform their obligations pursuant to the Merger Documents;

                  (iv) the Borrower and its Subsidiaries may pay officer and director compensation;

                  (v) the Borrower may pay Dividends on its Qualified Preferred Stock solely through the issuance of additional shares of Qualified Preferred Stock and not in cash; and

                  (vi) in addition to transactions permitted pursuant to clauses (i) through (v) of this Section 9.06, the Borrower and its Subsidiaries may enter into other transactions with Affiliates not otherwise permitted pursuant to this Section 9.06, so long as the aggregate consideration paid by the Borrower and its Subsidiaries (including, without limitation, all non-cash consideration) shall not exceed $1,000,000 in any fiscal year of the Borrower, provided that this clause (vi) shall not be deemed to permit any cash Dividends not otherwise permitted hereunder.

                  9.07 Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures in any fiscal year of the Borrower to the extent such Capital Expenditures do not exceed in the aggregate that amount which is set forth opposite such fiscal year below:

        Fiscal Year Ended Closest To                         Amount
        ----------------------------                      -----------
              December 31, 2001                           $50,000,000
              December 31, 2002                           $50,000,000
              December 31, 2003                           $52,500,000
              December 31, 2004                           $52,500,000
              December 31, 2005                           $57,500,000
              December 31, 2006                           $57,500,000
              December 31, 2007                           $57,500,000

Notwithstanding the foregoing, amounts set forth above not expended in any fiscal year may be carried forward to subsequent fiscal years; provided that in no event may more than 125% of the amount otherwise permitted to be expended on Capital Expenditures in any fiscal year pursuant to this Section 9.07(a) (without giving effect to this sentence) be permitted to be expended on Capital Expenditures during any fiscal year pursuant to this Section 9.07(a). The amount set forth above in this clause (a) in respect of the Borrower's fiscal year ended closest to December 31, 2001 shall include all Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year prior to the Effective Date.

                  (b) In addition to the Capital Expenditures permitted pursuant to preceding clause (a), the Borrower and its Subsidiaries may make additional Capital Expenditures consisting of (x) Permitted Acquisitions, (y) Permitted Bakery Swaps (excluding the portion of any consideration paid by the Borrower and its Subsidiaries in connection therewith which must, in accordance with the definition of Permitted Bakery Swap contained herein, be justified pursuant to this Section 9.07) and (z) the reinvestment of proceeds of Recovery Events and Asset Sales not required to be applied to prepay Loans pursuant to
Section 4.02(e) or (f).

                  (c) In addition to Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures at any time in an amount not to exceed the Cumulative Retained Excess Cash Flow Amount at such time.

                  9.08 Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period, in each case taken as one accounting period, ending on the last day of any fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                   Fiscal Quarter
                   Ending Closest to                                     Ratio
                   -----------------                                   ---------
         June 30, 2001                                                 3.50:1.00
         September 30, 2001                                            3.50:1.00
         December 31, 2001                                             3.50:1.00

         March 31, 2002                                                3.50:1.00
         June 30, 2002                                                 3.75:1.00
         September 30, 2002
         and the last day of each fiscal quarter of the
         Borrower ending thereafter                                    4.00:1.00

For purposes of making determinations pursuant to Section 9.05(v) only, determinations pursuant to this Section 9.08 shall be made on a Pro Forma Basis.

                  9.09 Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio for any Test Period, in each case taken as one accounting period, ending on the last day of any fiscal quarter of the Borrower to be less than 1.00:1.00. For purposes of making determinations pursuant to Section 9.05(v) only, determinations pursuant to this Section 9.09 shall be made on a Pro Forma Basis.

                  9.10 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                Period                                                                             Ratio
                ------                                                                             -----
                The first day of the Borrower's fiscal quarter ending closest to
                  June 30, 2001 to and including the day before the last day of
                  the Borrower's fiscal quarter ending closest to December 31, 2001                4.00:1.00

                The last day of the Borrower's fiscal quarter ending closest to
                  December 31, 2001 to and including the day before the last day
                  of the Borrower's fiscal quarter ending closest to March 31, 2002                3.50:1.00

                The last day of the Borrower's fiscal quarter ending closest to
                  March 31, 2002 to and including the day before the last day of
                   the Borrower's fiscal quarter ending closest to December 31, 2002               3.25:1.00

                The last day of the Borrower's fiscal quarter ending closest to
                  December 31, 2002 to and including the day before the last day
                  of the Borrower's fiscal quarter ending closest to March 31, 2003                2.75:1.00

                The last day of the Borrower's fiscal quarter ending closest to
                  March 31, 2003 to and including the day before the last day of
                  the Borrower's fiscal quarter ending closest to December 31, 2003                2.60:1.00

                The last day of the Borrower's fiscal quarter ending closest to
                  December 31, 2003 to and including the day before the last day
                  of the Borrower's fiscal quarter ending closest to March 31, 2004                2.25:1.00

                Thereafter                                                                         2.00:1.00

Notwithstanding anything to the contrary contained in this Agreement, all determinations of the Leverage Ratio for purposes this Section 9.10 shall include Consolidated EBITDA as calculated on a Pro Forma Basis to give effect to all Permitted Acquisitions, if any, effected during the respective Test Period for which Consolidated EBITDA is being determined, as provided in the first sentence of the definition of Leverage Ratio contained herein (with the second sentence of the definition of Leverage Ratio being inapplicable to determinations pursuant to this Section 9.10).

                  9.11 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. The Borrower will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on, or redemption or acquisition for value of, or make any prepayment or redemption as a result of any asset sale, change of control or similar event of (including, in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person, money or securities before due for the purpose of paying when due) any Existing Indebtedness, the Smuckers Note or any Lease Program Obligations (except in connection with a permitted sale or disposition of the respective property financed thereunder, so long as the repayment is limited to the Lease Program Obligations relating to the property so disposed of), provided that, to the extent the Total Unutilized Revolving Loan Commitment after giving effect to any voluntary prepayment of any Indebtedness not otherwise permitted pursuant to this clause (i) would exceed $50,000,000 and the Borrower's Leverage Ratio on the last day of the two most recently ended fiscal quarters of the Borrower was less than or equal to 2.50:1.00, the Borrower and its Subsidiaries may make voluntary prepayments of Indebtedness (and give notices in respect thereof) not otherwise permitted pursuant to this clause (i), or (ii) amend or modify, or permit the amendment or modification of, any provision of any documentation (including any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) or instrument relating thereto), relating to the Lease Program Documents, in each case excluding non-material modifications thereof which could not be adverse to the interests of the Lenders in any respect.

                  9.12 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (c) transfer any of its properties or assets to the Borrower or any of the Borrower's Subsidiaries, except, in each case, for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business, (v) any holder of a Permitted Lien may restrict the transfer of the asset or assets subject thereto, (vi) restrictions contained in Indebtedness permitted to be acquired pursuant to Section 9.04(vii) which relate solely to the Subsidiary or Subsidiaries, if any, acquired pursuant to such Permitted Acquisition and so long as such restrictions were not imposed (or made more restrictive) in contemplation of such acquisition and (vii) restrictions which are not more restrictive than those contained in this Agreement contained in any documents governing any Indebtedness incurred after the Effective Date in accordance with the provisions of this Agreement.

                  9.13 Limitation on Issuance of Capital Stock. (a) The Borrower will not issue any preferred stock (or equivalent Equity Interests) other than Qualified Preferred Stock or any redeemable (except at the sole option of the Borrower) common stock or membership interests (or equivalent Equity Interests).

                  (b) The Borrower will not permit any of the Borrower's Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) in the case of Foreign Subsidiaries of the Borrower, to qualify directors to the extent required by applicable law, and (iv) Subsidiaries of the Borrower formed after the Effective Date pursuant to Section 9.14 may issue capital stock to the Borrower or the respective Subsidiary of the Borrower which is to own such stock in accordance with the requirements of Section 8.11. All capital stock issued in accordance with this Section 9.13(b) shall, to the extent required by the Pledge Agreement, be delivered to the Collateral Agent pursuant to the Pledge Agreement.

                  9.14 Limitation on Creation of Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that the Borrower may acquire, pursuant to a Permitted Acquisition, establish or create one or more Domestic Wholly-Owned Subsidiaries without such consent so long as (i) 100% of the Equity Interests of any such new Subsidiary is upon the creation or establishment or acquisition of any such new Subsidiary pledged and, if certificated, delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge and Security Agreement and (ii) upon the creation, establishment or acquisition of any such new Domestic Wholly-Owned Subsidiary, such Domestic Wholly-Owned Subsidiary executes the Additional Security Documents and guaranty required to be executed by it in accordance with Section 8.12; provided that notwithstanding the provisions of clauses (i) and (ii) of this Section 9.14, (x) in connection with one or more Permitted Acquisitions, Non-Wholly Owned Entities may be acquired in accordance with the provisions of

Section 9.05(v), (y) non-Wholly-Owned Subsidiaries may be established or created so long as all Investments therein are justified pursuant to Section 9.05(xi) and (z) the Borrower may establish transitory special purpose Subsidiaries for the purpose of effecting Permitted Acquisitions accomplished by way of reverse merger (which Subsidiaries shall own no material assets (other than any contract rights pursuant to the acquisition agreement relating to any such Permitted Acquisition) prior to giving effect to any such Permitted Acquisition) without having to comply with clauses (i) and (ii) of this Section 9.14, provided further, that such clauses (i) and (ii) above shall be complied with by the resulting Subsidiary after giving effect to such Permitted Acquisition.

                  9.15 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any businesses other than the baked, fresh or frozen food businesses and other related businesses to the extent reasonably incidental to the conduct of any of the foregoing businesses.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or thereunder; or

                  10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i), 8.08, 8.11 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and, in the case of this clause (ii), such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any of the Lenders; or

                  10.04 Default Under Other Agreements. The Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) in a principal amount in excess of $10,000,000 beyond the period of grace and/or cure, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) in a principal amount in excess of $10,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or (iii) any Indebtedness (other than the Obligations) in a principal amount in excess of $10,000,000 of the Borrower or any of their respective Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  10.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days after service of summons, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate or similar action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is reasonably likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is reasonably likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan is not timely made, the Borrower or any of its Subsidiaries or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower, or any of its Subsidiaries, has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a
"default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or would reasonably be expected to have, a Material Adverse Effect; or

                  10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease in any material respect to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, subject to no other Liens (except Permitted Liens), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period (if any) specifically applicable thereto pursuant to the terms of such Security Document; or

                  10.08 Subsidiaries Guaranty. The Subsidiaries Guaranty, or any provision thereof, shall cease to be in full force or effect as to the relevant Subsidiary Guarantor (unless such Subsidiary Guarantor is no longer a Subsidiary by virtue of a liquidation, sale, merger or consolidation permitted by Section 9.02) or any Subsidiary Guarantor (or Person acting by or on behalf of such Subsidiary Guarantor) shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty beyond any grace period (if any) provided therefor; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments, to the extent not covered by insurance, exceeds $10,000,000; or

                  10.10    Change of Control. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

                  SECTION 11. Definitions and Accounting Terms.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "A Scheduled Repayment" shall have the meaning provided in
Section 4.02(b).

                  "A Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b).

                  "A Term Loan" shall have the meaning provided in Section 1.01(a).

                  "A Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Schedule I hereto directly below the column entitled "A Term Loan Commitment", as same may be reduced or terminated from time to time pursuant to Sections 3.03 and/or 10.

                  "A Term Loan Maturity Date" shall mean March 26, 2005.

                  "A Term Note" shall have the meaning provided in Section 1.05(a).

                  "Acquired Person" shall have the meaning provided in Section 9.05(v).

                  "Additional Collateral" shall mean all property in which security interests are granted (or have been purported to be granted) pursuant to Section 8.12.

                  "Additional Security Documents" shall mean all pledge agreements, security agreements and other security documents entered into pursuant to Section 8.12 with respect to Additional Collateral.

                  "Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in arriving at Consolidated Net Income, the sum of the amount of all non-cash charges (including, without limitation, to the extent deducted in arriving at Consolidated Net Income, depreciation, amortization, deferred income tax expense and non-cash interest expense) and non-cash losses which were included in arriving at Consolidated Net Income for such period, less (without duplication of items reflected in Adjusted Consolidated Working Capital) the amount of all non-cash gains and gains from the sale of assets (other than sales of inventory in the ordinary course of business) which were included in arriving at Consolidated Net Income for such period.

                  "Adjusted Consolidated Working Capital" shall mean, at any time, Consolidated Current Assets (but excluding therefrom all cash, Cash Equivalents and deferred income taxes to the extent otherwise included therein) less Consolidated Current Liabilities.

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

                  "Affected Eurodollar Loan" shall have the meaning provided in
Section 4.02(i).

                  "Affiliate" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of the Borrowers shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of the Borrower and any officer or director of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained above, for purposes of Section 9.06, no Agent or Lender shall be deemed to constitute an Affiliate of the Borrower or its Subsidiaries in connection with the Credit Documents or its dealings or arrangements relating thereto.

                  "Agents" shall mean, collectively, the Administrative Agent and the Syndication Agent.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

                  "Applicable Margin" initially shall mean a percentage per annum equal to, in the case of (i) A Term Loans and Revolving Loans (x) maintained as Base Rate Loans, 1.50% and (y) maintained as Eurodollar Loans, 2.50%, (ii) B Term Loans (x) maintained as Base Rate Loans, 2.00% and (y) maintained as Eurodollar Loans, 3.00% and (iii) the Commitment

Commission, 0.50%. From and after each day of delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter of the Borrower ending on or about October 1, 2001 or thereafter, indicating a different margin than that described in the immediately preceding sentence (each, a "Start Date"), to and including the applicable End Date described below, the Applicable Margin, shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

                                A Term Loans       A Term Loans
                                and Revolving     and Revolving          B Term             B Term
                                   Loans              Loans               Loans              Loans
                                maintained as      maintained as        maintained         maintained
                                 Eurodollar          Base Rate              as                 as               Commitment
Leverage Ratio                     Loans               Loans            Eurodollar          Base Rate           Commission
--------------                  --------------     -------------           Loans              Loans             ----------
                                                                        ----------         ----------
Equal to or greater                2.50%               1.50%               3.00%               2.00%              0.500%
than 3.0 to 1.0

Equal to or greater                2.25%               1.25%               3.00%               2.00%              0.500%
than  2.5 to 1.0 but
less than 3.0 to 1.0


Equal to or greater                1.75%               0.75%               3.00%               2.00%              0.375%
than  2.0 to 1.0 but
less than 2.5 to 1.0

Less than 2.0 to 1.0               1.50%               0.50%               2.75%               1.75%              0.375%

                  The Leverage Ratio shall be determined based on the delivery of a certificate of the Borrower by the chief financial officer of the Borrower to the Administrative Agent and the Lenders, within 45 days (or 90 days in the case of the last fiscal quarter of any fiscal year) of the last day of any fiscal quarter of the Borrower, which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis to give effect to any Permitted Acquisition effected on or prior to the date of the delivery of such certificate) and the Applicable Margins which, in each case, shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences). The Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent and (y) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent (and thus commencing a new Start
Date), the Applicable Margins shall be
those set forth in the table above determined as if the Leverage Ratio were equal to or greater than 3.00:1.00 (such Applicable Margins as so determined, the "Highest Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, (i) the Applicable Margins shall be the Highest Applicable Margins (subject to further adjustment to the extent provided in Section 1.08(c)) at all times during which there shall exist any Default or Event of Default, (ii) prior to the date of delivery of the financial statements pursuant to Section 8.01(b) for the fiscal quarter ended closest to September 30, 2001, in no event shall the Applicable Margins be less than those described in the first sentence of this definition and (iii) the Applicable Margin in respect of the Commitment Commission shall be 0.50% for each day when the ratio of the Total Unutilized Revolving Loan Commitment to the Total Revolving Loan Commitment is greater than 0.50:1.00.

                  "Applicable Permitted Acquisition Amount" shall mean, (i) with respect to the Borrower's fiscal year ending closest to December 31, 2001, $20 million, (ii) with respect to the Borrower's fiscal year ending closest to December 31, 2002, $30 million and (iii) with respect to each subsequent fiscal year of the Borrower, $35 million.

                  "Asset Sale" shall mean the sale, lease, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Wholly-Owned Subsidiaries of (i) any of the stock or other Equity Interests of any of the Borrower's Subsidiaries, (ii) substantially all of the assets of any division or line of business of the Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of the Borrower or any of its Subsidiaries; provided, however, that Asset Sales shall not include, (u) sales of inventory in the ordinary course of business,
(v) sales of distribution rights in the ordinary course of business, (w) any sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (x) any sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged, (y) the leasing (pursuant to leases in the ordinary course of business) or licensing of real or personal property, including intellectual property, or (z) disposals of obsolete, uneconomical, negligible, worn out or surplus property in the ordinary course of business, so long as, in each case, the aggregate fair market value (as determined in good faith by the Borrower) of all such property sold or disposed of pursuant to any single disposition (or series of related disposition) does not exceed $250,000.

                  "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

                  "Authorized Representative" shall mean, with respect to each Credit Party other than the Borrower, any officer of the Borrower authorized by the Board of Directors (or analogous governing body) of such Credit Party to execute and deliver the Credit Documents on behalf of such Credit Party, to the extent the authorization of such person is reasonably acceptable to the Administrative Agent.

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" shall mean for any day, a rate of interest per annum equal to the higher of (i) the Prime Lending Rate for such day and (ii) the sum of the Federal Funds Rate for such day plus 1/2 of 1% per annum.

                  "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each other Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

                  "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders (other than any Lender which has not funded its share of a Borrowing in accordance with this Agreement) having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans. It is understood that there may be more than one Borrowing outstanding pursuant to a given Tranche.

                  "B Scheduled Repayment" shall have the meaning provided in
Section 4.02(c).

                  "B Scheduled Repayment Date" shall have the meaning provided in Section 4.02(c).

                  "B Term Loan" shall have the meaning provided in Section 1.01(b).

                  "B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "B Term Loan Commitment," as the same may be reduced or terminated pursuant to Sections 3.03 and/or Section 10.

                  "B Term Loan Maturity Date" shall mean March 26, 2007.

                  "B Term Note" shall have the meaning provided in Section 1.05(a).

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between Lenders in the interbank Eurodollar market.

                  "Calculation Date" shall mean the date of the respective Permitted Acquisition or other event, as the case may be, which gives rise to the requirement to calculate compliance with the financial covenants under this Agreement on a Pro Forma Basis.

                  "Calculation Period" shall mean the Test Period (taken as one accounting period) most recently ended prior to a given Calculation Date.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" of any Person shall mean all rental and lease obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of, and overnight investments of similar credit quality with, any commercial bank having capital, surplus and undivided profits aggregating in excess of $500,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

                  "Change in Law" shall have the meaning provided in Section 10.06.

                  "Change of Control" shall mean (i) any "Person" or "Group" (within the meaning of Sections 13(d) and 14(d) under the Exchange Act, as in effect on the Initial Borrowing Date) (other than the Permitted Holders) is or shall (A) be the "beneficial owner" (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of 30% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or other Equity Interests or (B) have obtained the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10 hereof and all Additional Collateral, if any.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Commitment" shall mean any of the commitments of any Lender, including its A Term Loan Commitment (if any), B Term Loan Commitment (if any) and Revolving Loan Commitment (if any).

                  "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

                  "Company Disclosure Schedule" shall mean the "Company Disclosure Schedule" dated as of October 26, 2000, referred to in the Flowers Industries Merger Agreement.

                  "Consolidated Current Assets" shall mean, at any time, the current assets of the Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, but excluding deferred income taxes, and the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income for such period, before interest expense and provision for taxes based on income and without giving effect to any extraordinary gains or losses or gains or losses from Asset Sales.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto (x) the amount of all amortization of intangibles and depreciation (to the extent same reduced Consolidated EBIT for such period), (y) in respect of calculations of Consolidated EBITDA which require the use of amounts specified in the financial statements referred to in clause (iii) of the definition of Test Period, rental expense for periods preceding the Initial Borrowing Date (to the extent same reduced Consolidated EBIT for such period) in respect of equipment purchased by Flowers Industries and/or its Subsidiaries and/or the Borrower and/or its Subsidiaries on or prior to the Initial Borrowing Date pursuant to the Equipment Purchase and (z) all cash insurance proceeds received by the Borrower and its Subsidiaries during any Test Period in respect of nonrecurring expenses for which a charge was taken by the Borrower against its Consolidated Net Income in (and which reduced Consolidated EBIT for) such Test Period. Notwithstanding anything to the contrary contained above, to the extent Consolidated EBITDA is to be determined for any Test Period which ends prior to the last day of the fiscal quarter of the Borrower ending closest to March 31, 2002, Consolidated EBITDA shall be calculated in accordance with the definition of Test Period contained herein.

                  "Consolidated Fixed Charge Coverage Ratio" for any period shall mean the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Fixed Charges for such period.

                  "Consolidated Fixed Charges" for any period shall mean the sum, without duplication, of (i) Consolidated Interest Expense for such period,
(ii) the amount of all taxes paid by the Borrower and its Subsidiaries determined on a consolidated basis for such period, (iii) the amount of all Capital Expenditures for such period (other than Capital Expenditures permitted pursuant to Section 9.07(b)), (iv) the amount of all cash Dividends paid by the Borrower and its Subsidiaries determined on a consolidated basis for such period and (v) the aggregate amount of all Scheduled Repayments and scheduled repayments of Indebtedness other than that outstanding pursuant to this Agreement (in each case calculated as of the first day of such period) required to be made during such period.

                  "Consolidated Indebtedness" shall mean, as at any date of determination and without duplication, the aggregate stated balance sheet amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans, all Capitalized Lease Obligations and all Letter of Credit Outstandings and excluding, to the extent duplicative, any letter of credit issued in connection with the Lease Program) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP; provided that Indebtedness outstanding pursuant to trade payables and accrued expenses incurred in the ordinary course of business shall be excluded in determining Consolidated Indebtedness.

                  "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period, but excluding the amortization of any deferred financing costs.

                  "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income (or loss) of the Borrower and its Subsidiaries determined in accordance with GAAP, provided that in determining Consolidated Net Income of the Borrower and its Subsidiaries (i) the net income of any Person which is not a Subsidiary of the Borrower or is accounted for by the Borrower by the equity method of accounting shall be included only to the extent of the payment of dividends or disbursements by such Person to the Borrower or a Wholly-Owned Subsidiary of the Borrower during such period, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person acquired prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary shall be excluded from such determination and (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary shall be excluded from such determination.

                  "Consolidating" shall mean, in respect of any financial statements required to be delivered by the Borrower, the preparation of such financial statements on a consolidating basis by reportable segment of the business of the Borrower and its Subsidiaries, which reportable segments on the Effective Date consist of Mrs. Smith's, Flowers Bakeries and Flowers Corporate.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the Borrower on the Initial Borrowing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors or is recommended by a committee of the Board of Directors a majority of which is composed of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement, each Note, each Security Document, the Subsidiaries Guaranty and, after the execution and delivery thereof, each additional guaranty or security document executed pursuant to Section 8.12.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Borrower, each Subsidiary Guarantor and any other Subsidiary which at any time executes and delivers any Credit Document as required by this Agreement.

                  "Cumulative Retained Excess Cash Flow Amount" shall initially mean $0; provided that (A) on each Excess Cash Payment Date, the Cumulative Retained Excess Cash Flow Amount shall be increased by an amount equal to 75% of the Excess Cash Flow for the relevant Excess Cash Payment Period (or, if Excess Cash Flow for such period is a negative amount, the Cumulative Retained Excess Cash Flow Amount shall be reduced by an amount equal to 100% of the Excess Cash Flow (for this purpose expressed as a positive amount) for the relevant Excess Cash Flow Payment Period) and (B) the Cumulative Retained Excess Cash Flow Amount shall be reduced (x) on the date each Dividend is paid pursuant to
Section 9.03(v), by the aggregate amount of the Dividends so paid on such date,
(y) on each date upon which any consideration paid for one or more Permitted Acquisitions is justified pursuant to the proviso to Section 9.05(v)(h), by the total amount of consideration so justified and (z) on each date upon which any Capital Expenditures are made pursuant to Section 9.07(c), by the aggregate amount thereof.

                  "Debt Agreements" shall have the meaning provided in Section 5.05.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "Distribution Agreement" shall mean the Distribution Agreement between Flowers Industries and the Borrower, dated as of October 26, 2000, together with all schedules and exhibits thereto, as same may be amended, modified or supplemented from time to time in accordance with the requirements of this Agreement.

                  "Distributor" shall mean any Person which is a distributor of products of the Borrower or one or more of its Subsidiaries.

                  "Distributor Notes" shall mean promissory notes of Distributors evidencing (i) loans previously outstanding pursuant to the Existing Distributor Note Documents and acquired by the Borrower and its Subsidiaries pursuant to the Refinancing, and (ii) any other loans made by the Borrower and its Subsidiaries pursuant to Section 9.05(ix), in each case substantially in the form set forth in the Existing Distributor Note Documents.

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or members or other holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or members or other holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or membership interests or other Equity Interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of, or Equity Interests in, such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests). "Dividends" with respect to any Person shall not include (x) the cashless exercise of options, warrants or other rights to purchase stock or (y) payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes, in each case to the extent the respective payments reduce the Consolidated Net Income of such Person for the period in which such payments were made or accrued. Notwithstanding anything to the contrary contained above, "Dividends" with respect to any Person shall include any payments of the types described in preceding clause (y) if the respective payments did not reduce Consolidated Net Income of such Person for the period in which such payments were made or accrued.

                  "Documents" shall mean the (i) Credit Documents, (ii) the Merger Documents, (iii) the Lease Program Documents and (iv) the Existing Debentures Tender Offer Documents.

                  "Dollars" and the sign "$" shall each mean lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated or organized in the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

                  "Domestic Wholly-Owned Subsidiary" shall mean each Domestic Subsidiary which is a Wholly-Owned Subsidiary of the Borrower.

                  "Drawing" shall have the meaning provided in Section 2.04(b).

                  "Effective Date" shall have the meaning provided in Section 13.10.

                  "Elf Disclosure Schedules" shall mean the Elf Disclosure Schedules as defined in, and delivered pursuant to, the Keebler Merger Agreement.

                  "Eligible Assets" shall have the meaning provided in Section 4.02(e).

                  "Eligible Transferee" shall mean and include a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Effective Date or other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "Employee Benefit Plans" shall have the meaning provided in
Section 5.05.

                  "End Date" shall have the meaning assigned that term in the definition of "Applicable Margin" contained herein.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on the Borrower or any of its Subsidiaries, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Equipment Purchase" shall mean the purchase by Flowers Industries and/or its Subsidiaries or the Borrower and/or its Subsidiaries, as applicable, of the equipment previously subject to (i) the Master Lease Agreement, dated as of October 20, 1995, between Wachovia Leasing Corporation and Flowers Industries, as amended, modified and/or supplemented prior to the Effective Date and (ii) the Master Equipment Lease between SunTrust Leasing Corporation (formerly SunTrust Bank, Atlanta) and Flowers Industries, as amended prior to the Effective Date.

                  "Equipment Purchase Documents" shall mean all of the agreements governing or relating to the Equipment Purchase.

                  "Equity Interest" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or any Subsidiary of the Borrower being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Loan (excluding Swingline Loans) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean (a) the offered quotation to the Administrative Agent in the New York interbank Eurodollar market (rounded upward to the nearest 1/16 of 1%) for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent (or another Lender selected by the Administrative Agent if the Administrative Agent is not making a Eurodollar Loan at such time) with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period, (b) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period and (c) all repayments of principal received by the Borrower and its Subsidiaries during such period (including without limitation, repayments of principal received with respect to loans or Indebtedness owning to the Borrower and Subsidiaries by one or more Distributors), minus (ii) the sum of (a) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries pursuant to Sections 9.07(a) during such period, (b) the aggregate amount of consideration (including all post-closing and other adjustments to any purchase price) in connection with Permitted Acquisitions during such period (but excluding any consideration in the form of assumption of Indebtedness pursuant to Section 9.04(vii) and any consideration justified pursuant to the proviso to Section 9.05(v)(h)), (c) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than payments made pursuant to the Refinancing and any repayments of Loans, provided that repayments of Loans shall be included in the deduction set forth in clause (ii)(c) above in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an equal amount)) during such period, (d) the amount of all Dividends paid during such period pursuant to Section 9.03(ii) and
(iii), (e) the aggregate principal amount of loans made to Distributors during such period pursuant to Section 9.05(ix), (f) the amount of all net Investments made during such period pursuant to Section 9.05(x) and (g) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

                  "Excess Cash Flow Payment Period" shall mean, with respect to each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower (or, in the case of the first Excess Cash Flow Payment Period, the period from the first day of the second fiscal quarter of such fiscal year to the last day of such fiscal year).

                  "Excess Cash Payment Date" shall mean each date occurring 90 days after the last day of a fiscal year of the Borrower (beginning with its fiscal year ending closest to December 31, 2001).

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Excluded Mexico Assets" shall mean assets of the Borrower and its Subsidiaries located in Mexico, so long as the Borrower and such Subsidiaries intend to sell such assets or relocate such assets (and are in good faith progressing towards such sale or relocation) and the aggregate fair market value of such assets does not at any time exceed $500,000.

                  "Existing Debentures" shall mean the 7.15% Debentures due 2028 issued pursuant to the Existing Debentures Indenture.

                  "Existing Debentures Indenture" shall mean the Indenture, dated as of April 27, 1998, between Flowers Industries and SunTrust, as trustee, as amended, restated, modified and/or supplemented on or prior to the Initial Borrowing Date.

                  "Existing Debentures Tender Offer" shall have the meaning provided in Section 5.07.

                  "Existing Debentures Tender Offer Documents" shall mean the documentation delivered to holders of Existing Debentures in connection with the Existing Debentures Tender Offer.

                  "Existing Debentures Trustee" shall mean SunTrust, as trustee pursuant to the Existing Debentures Indenture and any successor as trustee thereunder.

                  "Existing Distributor Notes" shall mean all promissory notes executed by one or more Distributors, pursuant to the Existing Distributor Note Documents.

                  "Existing Distributor Note Documents" shall mean (i) the Loan Facility Agreement, dated as of November 5, 1999, by and among, Flowers Industries, SunTrust and each of the participants party thereto and (ii) any other document or agreement executed in connection therewith, in each case as amended, restated, modified and/or supplemented prior to the Initial Borrowing Date.

                  "Existing Indebtedness" shall have the meaning provided in
Section 7.22(a).

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11 a.m. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Flowers Industries" shall mean Flowers Industries, Inc., a Georgia corporation.

                  "Flowers Industries Merger" shall mean the merger, immediately following the Spin-off, of Flowers Industries (whose only material asset, following the consummation of the Spin-off, shall be its Equity Interests in Keebler) with and into a wholly-owned subsidiary of Kellogg.

                  "Flowers Industries Merger Agreement" shall mean the Agreement and Plan of Restructuring and Merger dated as of October 26, 2000 among Flowers Industries, Kellogg and Kansas Merger Subsidiary, Inc., together with all schedules and exhibits thereto (including the Company Disclosure Schedule), as same may be amended, modified or supplemented from time to time in accordance with the requirements of this Agreement.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

                  "GAAP" shall have the meaning provided in Section 13.07(a).

                  "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, ureaformaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

                  "Highest Applicable Margins" shall have the meaning assigned that term in the definition of or "Applicable Margin" contained herein.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, other than trade payables arising in the ordinary course of business, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations of such Person under or with respect to any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement.

                  "Indebtedness to be Refinanced" shall have the meaning provided in Section 7.22(b).

                  "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Credit Event hereunder occurs.

                  "Intercompany Loans" shall have the meaning provided in
Section 9.05.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Investments" shall mean, for any Person: (i) the acquisition (whether for cash, property, services, securities or otherwise) of Equity Interests, bonds, notes, debentures or other securities of any other Person;
(ii) the making by such Person of any deposit with, or advance, loan or other extension of credit to or on behalf of, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) or any commitment to make any such advance, loan or extension of credit (but excluding accounts receivable arising in the ordinary course of business), (iii) the making of any capital contribution by such Person to another Person, (iv) any acquisition of all or substantially all of the assets of any other Person (or all or substantially all of the assets of a product line or division of any such other Person) or (v) the purchase or ownership of, or liability with respect to, a futures contract for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or the entering into of any other Interest Rate Protection Agreement or any Other Hedging Agreement or (vi) the ownership of any cash or Cash Equivalents.

                  "Issuing Lender" shall mean the Administrative Agent (and/or one or more Affiliates of the Administrative Agent (including, without limitation, Deutsche Bank AG, New York Branch) designated by it from time to time to act as an Issuing Lender hereunder) and any Lender or Affiliate thereof which at the request of the Borrower and with the consent of the Administrative Agent (which shall not be unreasonably withheld) agrees, in such Lender's (and, if relevant, the respective Affiliate's) sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2.

                  "Keebler" shall mean Keebler Foods Company, a Delaware corporation.

                  "Kellogg" shall mean Kellogg Company, a Delaware corporation.

                  "L/C Supportable Indebtedness" shall mean (i) obligations of the Borrower or any of its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are permitted to exist pursuant to the terms of this Agreement.

                  "Lead Arranger" shall mean Deutsche Banc Alex. Brown Inc.

                  "Lease Program" shall mean the lease program of the Borrower and/or its subsidiaries existing pursuant to the Lease Program Documents.

                  "Lease Program Documents" shall mean (i) the Master Lease Financing Agreement, dated as of March 26, 2001, between General Electric Capital Corporation, as lessor and the Borrower, as lessee (the "Master Lease"), and (ii) any other document executed in connection therewith, in each case as amended, restated, modified and/or supplemented prior to the Initial Borrowing Date or from time to time thereafter in accordance with the requirements of this Agreement.

                  "Lease Program Obligations" shall mean all Indebtedness of the Borrower and/or its Subsidiaries pursuant to the Lease Program or any Permitted Lease Refinancing.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to 13.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) required to be made in accordance with the terms of this Agreement as then in effect or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or Section 2.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

                  "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period last ended on or prior to such date; provided that Consolidated EBITDA shall be determined on a Pro Forma Basis to give effect to the Transaction (if same occurred after the first date of the respective Test Period) and all Permitted Acquisition (if any) actually made during the Test Period referenced above. Furthermore, to the extent provided in the definition of "Applicable Margin", certain determinations of the Leverage Ratio pursuant thereto shall be further determined on a Pro Forma Basis to give effect to Permitted Acquisitions consummated after the last day of the respective Test Period and on or prior to the date of the delivery of the certificate referenced therein, as well as to any Indebtedness incurred or assumed in connection therewith.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean, collectively, each A Term Loan, each B Term Loan, each Revolving Loan and each Swingline Loan.

                  "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                  "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(e).

                  "Margin Regulations" shall mean Regulation T, Regulation U and Regulation X.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Master Lease" shall have the meaning provided in the definition of Lease Program Documents.

                  "Material Adverse Change" shall mean (x) a material adverse change in the rights or remedies of the Lenders or the Administrative Agent or Collateral Agent pursuant to the Credit Documents, (y) a material adverse change in the ability of the Borrower and its Subsidiaries to perform their obligations pursuant to the Credit Documents or (z) any material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole (after giving effect to the Transaction, but for this purpose assuming that the Borrower and its Subsidiaries have no ongoing liabilities to Kellogg and its Subsidiaries pursuant to the Merger Documents except as specifically disclosed pursuant to Section 7.05(d)).

                  "Material Adverse Effect" shall mean (x) a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent or Collateral Agent pursuant to the Credit Documents, (y) a material adverse effect on the ability of the Borrower and its Subsidiaries to perform their obligations pursuant to the Credit Documents or (z) a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole (after giving effect to the Transaction, but for this purpose assuming that the Borrower and its Subsidiaries have no ongoing liabilities to Kellogg and its Subsidiaries pursuant to the Merger Documents except as specifically disclosed pursuant to Section 7.05(d)).

                  "Maturity Date" shall mean, with respect to any Tranche of Loans, the A Term Loan Maturity Date, the B Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

                  "Maximum Swingline Amount" shall mean $20,000,000.

                  "Maximum Waivable Amount" shall have the meaning provided in
Section 4.02(k).

                  "Merger Documents" shall mean and include (i) the Distribution Agreement, (ii) the Flowers Industries Merger Agreement, (iii) the Voting Agreement, (iv) the Proxy Materials and (v) any other document or agreement executed or delivered in connection therewith, in each case as in effect and in form and substance last distributed to the Administrative Agent prior to the Initial Borrowing Date, and as same may be amended, modified or supplemented thereafter in accordance with the requirements of this Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

                  "Net Asset Sale Proceeds" shall mean, with respect to any Asset Sale, all cash (and Cash Equivalents) payments (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by the Borrower or any of its Subsidiaries from such Asset Sale, net of any bona fide costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within 15 months of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans and Indebtedness owed to the Borrower or any of its Subsidiaries) that is secured by a Lien on the assets in question and that is repaid (and required to be repaid) as a result of such Asset Sale.

                  "Net Insurance/Condemnation Proceeds" shall mean any cash (and Cash Equivalents) payments or proceeds received by the Borrower or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and documented costs incurred by the Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary in respect thereof, including (x) income taxes reasonably estimated to be actually payable within two years of the date of receipt of such payments or proceeds as a result of any gain recognized in connection with the receipt of such payment or proceeds and (y) payment of the outstanding amount of premium or penalty, if any, and interest of any Indebtedness (other than the Loans and Indebtedness owed to the Borrower or any of its Subsidiaries) that is secured by a Lien on the stock or assets in question and that is repaid as a result of receipt of such payments or proceeds.

         "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

         "Non-Wholly Owned Entity" shall have the meaning provided in Section 9.05(v).

         "Note" shall mean, collectively, each A Term Note, each B Term Note, each Revolving Note and the Swingline Note.

         "Notes" shall mean, collectively, each A Term Note, each B Term Note, each Revolving Note and the Swingline Note.

         "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

         "Notice of Conversion/Continuation" shall have the meaning provided in
Section 1.06.

         "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

         "Participant" shall mean with respect to each Letter of Credit and all Letter of Credit Outstandings relating thereto, each Revolving Lender in accordance with the provisions of Section 2.03(a).

         "Participation" shall mean with respect to each Letter of Credit and all Letter of Credit Outstandings relating thereto, the participation of each Revolving Lender therein as determined in accordance with the provisions of
Section 2.03(a).

         "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "Period" shall mean each of the thirteen four consecutive week periods constituting a fiscal year of the Borrower, with the first of such Periods in each fiscal year to begin on the Sunday immediately following the Borrower's fiscal year end and end on the Saturday occurring four weeks thereafter, and with each subsequent Period to begin on the

Sunday immediately following the previous Period and end on the Saturday occurring four weeks thereafter.

         "Permitted Acquisition" shall have the meaning provided in Section 9.05(v).

         "Permitted Bakery Swap" shall mean the swap by the Borrower or any of its Subsidiaries of a bakery with a book value of less than $20,000,000 for another bakery (theretofore owned by a Person other than the Borrower and its Subsidiaries), which newly acquired bakery must have a fair market value which, in the good faith judgment of the Borrower, is at least equal to 75% of the fair market value of the bakery being swapped by the Borrower or its respective Subsidiary and if the respective bakery being received pursuant to the Permitted Bakery Swap has a fair market value which is less than the bakery being swapped, the Borrower or its respective Subsidiary shall receive cash in an amount at least equal to the differential in the fair market values (as determined by the Borrower in good faith) and, if the bakery being received in the Permitted Bakery Swap has a fair market value (as determined by the Borrower in good faith) in excess of the value of the bakery being disposed of pursuant to the Permitted Bakery Swap, any additional consideration being paid by the Borrower or its respective Subsidiary in connection therewith shall be justified pursuant to Section 9.07.

         "Permitted Holders" shall mean the descendants of William H. Flowers, Sr. and members of their immediate families.

         "Permitted Lease Refinancing" shall mean any Capitalized Lease Obligations of the Borrower or any of its Subsidiaries incurred to extend, refinance, renew or replace the Lease Program, provided that (i) such Permitted Lease Refinancing shall relate to the same Equipment (as defined in the Lease Program Documents) as is otherwise permitted hereunder to be subject to the Lease Program, (ii) the advance rate in respect of such Permitted Lease Refinancing shall be no lower than that in effect pursuant to the Lease Program Documents, (iii) the representations and warranties, covenants and events of default, in each case taken as a whole, contained in such Permitted Lease Refinancing shall not be less favorable than those contained in the Lease Program Documents, either from the perspective of the Borrower and its Subsidiaries or the Lenders, (iv) the assets securing the Indebtedness pursuant to such Permitted Lease Refinancing shall be substantially the same as the assets securing the Lease Program Obligations pursuant to the Lease Program and
(v) the final maturity of, and the average life of the commitments with respect to, such Permitted Lease Refinancing shall be no shorter than that in effect pursuant to the Lease Program at the time of the consummation of such Permitted Lease Refinancing.

         "Permitted Liens" shall have the meaning provided in Section 9.01.

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or any ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Pledge Agreement" shall have the meaning provided in Section 5.10.

         "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

         "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Security Agreement.

         "Post-Closing Period" shall have the meaning provided in Section
9.05(v).

         "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) if the first day of the relevant Calculation Period occurs before the Initial Borrowing Date, the consummation of the Transaction as if same had been consummated on the first day of the respective Calculation Period, (y) the Permitted Acquisition then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Test Period or Calculation Period, as the case may be, and on or prior to the date of the respective Permitted Acquisition then being effected and (z) the incurrence of any Indebtedness that is incurred in connection with, or to finance, one or more Permitted Acquisitions; provided that, for purposes of calculations pursuant to Section 9.05(v), such calculations shall also give effect on a pro forma basis to (a) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance one or more Permitted Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period and (b) the permanent repayment of any Indebtedness (other than revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

                  (i) for all determinations made on a Pro Forma Basis for periods ended prior to the first anniversary of the Initial Borrowing Date, the Transaction (including, without limitation, the Refinancing and the incurrence of Indebtedness pursuant to this Agreement) shall be deemed to have been consummated on the first day of the relevant Test Period or Calculation Period, as the case may be, with the rates of interest applicable to any Indebtedness assumed to be outstanding to be the respective rate or rates which would have been applicable to such Indebtedness had it been outstanding for such period (for this purpose, assuming that all Existing Debentures which have actually been purchased, redeemed or retired before the respective determination shall be deemed to have been repurchased, redeemed or retired on the first day of the Calculation Period or Test Period, as the case may be, and to have been refinanced with Indebtedness incurred hereunder);

                  (ii) for purposes of Section 9.05(v) only, all Indebtedness
         (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance the Transaction or one or more Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance the Transaction or a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 9.05(v) and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination (and thereafter in the case of projections pursuant to Section 9.05(v));

                  (iii) for purposes of Section 9.05(v) only, all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions;

                  (iv) for purposes of determinations of the Leverage Ratio (other than for purposes of Section 9.05(v)), Consolidated Indebtedness shall be the actual amount thereof as of the last day of the respective Calculation Period or Test Period, as the case may be; provided that, for purposes of determining the Leverage Ratio as it relates to the definition of Applicable Margin, to the extent any Permitted Acquisition is consummated after the last day of the respective Calculation Period or Test Period and on or prior to the date of delivery of the certificate referenced in the definition of Applicable Margin, all Indebtedness incurred or assumed in connection with one or more Permitted Acquisitions consummated after the last day of the respective Test Period shall be added to Consolidated Indebtedness and shall be deemed to have been outstanding on the last day of the respective Calculation Period or Test Period, as the case may be; and

                  (v) in making any determination of Consolidated EBITDA on a Pro Forma Basis, pro forma effect shall be given to the Transaction (if consummated during the respective Calculation Period or Test Period) and to any Permitted Acquisition effected during the respective Calculation Period or Test Period (and thereafter to the extent provided in the definition of Applicable Margin or for purposes of
         Section 9.05(v)) as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, taking into account, in the case of any Permitted Acquisition, factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period.

         "Projections" shall mean the pro forma financial projections of the Borrower and its Subsidiaries, in form satisfactory to the Administrative Agent, meeting the requirements of Section 7.05(e) and covering (x) each of the first three fiscal quarters of the Borrower ending after the Effective Date and (y) each of the next three fiscal years of the Borrower thereafter.

         "Proposed Asset Sale Reinvestment Proceeds" shall have the meaning provided in Section 4.02(e).

         "Proposed Insurance Reinvestment Proceeds" shall have the meaning provided in Section 4.02(f).

         "Proxy Materials" shall mean all proxy materials distributed to shareholders of Flowers Industries in connection with the transactions contemplated by the Merger Documents.

         "Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to two years after the B Term Loan Maturity Date and (ii) do not require the cash payment of dividends at a time when such payment would be prohibited or not permitted under this Agreement.

         "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December occurring after the Initial Borrowing Date.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

         "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage, condemnation action or conveyance in lieu thereof or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries, (ii) under any policy of insurance required to be maintained under Section 8.03 or

(iii) by any condemning authority (or any authority receiving a conveyance in lieu of condemning the subject property).

         "Refinancing" shall mean the repayment in full of, and the termination of all commitments in respect of, the Indebtedness to be Refinanced.

         "Register" shall have the meaning provided in Section 13.17.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

         "Replaced Lender" shall have the meaning provided in Section 1.13.

         "Replacement Lender" shall have the meaning provided in Section 1.13.

         "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

         "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding principal of Term Loans (or prior to the making thereof, outstanding Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding principal of Revolving Loans and Revolving Percentage of outstanding principal of Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of the total outstanding principal of Term Loans (or prior to the making thereof, the Total Term Loan Commitment) and the Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding principal of Revolving Loans and Swingline Loans and the Letter of Credit Outstandings at such time).

         "Return" shall have the meaning provided in Section 7.09.

         "Revolving Lender" shall mean any Lender which at any time has, or had on the date of issuance of any Letter of Credit, a Revolving Loan Commitment or has outstanding prin-cipal of Revolving Loans or Swingline Loans or a Participation in any Letter of Credit hereunder (including any Lender who subsequently acquires any of the foregoing by way of assignment in accordance with the requirements of this Agreement).

         "Revolving Loan" shall have the meaning provided in Section 1.01(c).

         "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
1.13 or 13.04(b).

         "Revolving Loan Maturity Date" shall mean March 26, 2005.

         "Revolving Note" shall have the meaning provided in Section 1.05(a).

         "Revolving Percentage" of any Revolving Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Revolving Percentage of any Revolving Lender is to be determined after the Total Revolving Loan Commitment has terminated, then the Revolving Percentages of the Revolving Lenders shall be determined immediately prior (and without giving effect) to such termination.

         "S&P" shall mean Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

         "Scheduled Repayment Date" shall mean any A Scheduled Repayment Date and/or B Scheduled Repayment Date, as applicable.

         "Scheduled Repayments" shall mean any A Scheduled Repayment and/or any B Scheduled Repayment, as applicable.

         "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

         "Secured Creditors" shall have the meaning assigned that term in the Security Documents.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Agreement" shall have the meaning provided in Section 5.11.

         "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

         "Security Documents" shall mean the Pledge Agreement, the Security Agreement and, after the execution and delivery thereof, each Additional Security Document.

         "Smuckers Note" shall mean the Promissory Note, dated May 31, 1996, issued by Mrs. Smith's Bakeries, Inc. (and assumed by Mrs. Smith's Bakeries,
LLC) to J.M. Smuckers Company in the original principal amount of $15,000,000.

         "Specified Default" shall mean any Default under Section 10.01 or 10.05.

         "Spin-off" shall mean the transfer by Flowers Industries of 100% of its Equity Interests in the Contributed Subsidiaries (as defined in the Distribution Agreement, but in any event including Flowers Bakeries Brands, Inc., Mrs. Smith's Bakeries, Inc., and Flowers Investments, Inc.) to the Borrower, together with the contemporaneous spin-off of the Borrower to the existing shareholders of Flowers Industries, in each case in accordance with the Distribution Agreement and the description thereof contained in the Proxy Materials.

         "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Start Date" shall have the meaning assigned that term in the definition of "Applicable Margin" contained herein.

         "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

         "Subsidiaries Guaranty" shall have the meaning provided in Section 5.09 and, after the execution and delivery thereof, shall include, without limitation, any other guarantee executed and delivered pursuant to Section 8.12 and/or 9.14 of this Agreement.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Unless otherwise indicated herein, or the context otherwise requires, all references herein to any Subsidiary or Subsidiaries shall mean and be deemed to be references a Subsidiary or Subsidiaries, as the case may be, of the Borrower.

         "Subsidiary Guarantor" shall mean each Domestic Subsidiary of the Borrower on the Initial Borrowing Date after giving effect to the Transaction (each of which is listed on Schedule VII hereto) or which executes a counterpart of, or otherwise becomes a party to, the Subsidiaries Guaranty after the Initial Borrowing Date pursuant to Section 8.12 and/or 9.14.

         "SunTrust" shall mean SunTrust Bank, a Georgia banking corporation (formerly known as SunTrust Bank, Atlanta).

         "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Revolving Loan Maturity Date.

         "Swingline Lender" shall mean Bankers Trust Company.

         "Swingline Loan" shall have the meaning provided in Section 1.01(d).

         "Swingline Note" shall have the meaning provided in Section 1.05(a).

         "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

         "Syndication Date" shall mean the earlier of (i) that date upon which the Administrative Agent determines in its sole discretion acting in good faith (and notifies the Borrower) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 13.04) has been completed and
(ii) that date which is 90 days after the Initial Borrowing Date.

         "Tax Benefit" shall have the meaning provided in Section 4.04(c).

         "Tax Sharing Agreement" shall have the meaning provided in Section
5.05.

         "Taxes" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

         Term Loan Commitments" shall mean, collectively, each A Term Loan Commitment and each B Term Loan Commitment.

         "Term Loans" shall mean, collectively, each A Term Loan and each B Term Loan.

         "Test Period" shall mean each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period; provided that (except for purposes of Section 9.10 and the calculation of Applicable Margins) at all times prior to the last day of the Borrower's fiscal quarter ending on or about April 1, 2002, "Test Period" shall mean the period from the first day of the Borrower's fiscal quarter ending closest to March 31, 2001 to and including the last day of the fiscal quarter of the Borrower then last ended. Notwithstanding the immediately preceding proviso, or anything to the contrary required by GAAP, in the case of any Test Period ending prior to the last day of the Borrower's fiscal quarter ending on or about April 1, 2002, Consolidated EBITDA for purposes of determining the Leverage Ratio (including for purposes of Section
9.10 and the definition of Applicable Margin) shall be made for the respective Test Period without giving effect to the proviso to the immediately preceding sentence in accordance with the following: (i) Consolidated EBITDA for the fiscal quarter of the Borrower ended closest to September 30, 2000 shall be deemed to be $24,270,000, (ii) Consolidated EBITDA for the fiscal quarter of the Borrower ended closest to December 31, 2000 shall be deemed to be $22,926,000 and (iii) Consolidated EBITDA for the fiscal quarter of the Borrower ended closest to March 31, 2001 shall be deemed to be $24,600,000 until delivery of the financial statements of the Borrower for such fiscal quarter whereupon such amount shall be as reported in such financial statements.

         "Total A Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments of each of the Lenders.

         "Total B Term Loan Commitment" shall mean the sum of the B Term Loan Commitments of each of the Lenders.

         "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Lenders.

         "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

         "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

         "Trade Letter of Credit" shall have the meaning set forth in Section 2.01(a).

         "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches, i.e., A Term Loans, B Term Loans, Revolving Loans and Swingline Loans.

         "Transaction" shall mean, collectively, (i) the Spin-off, (ii) the Flowers Industries Merger, (iii) the Existing Debentures Tender Offer and any purchases of Existing Debentures actually made pursuant thereto, (iv) the occurrence of the Credit Events which occur on the Initial Borrowing Date, (v) the Refinancing, (vi) the occurrence of all other transactions which are effected in accordance with the provisions of the Merger Documents, (vii) the consummation of the Equipment Purchase and (viii) the payment of fees and expenses owing in connection with the foregoing.

         "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

         "United States" and "U.S." shall each mean the United States of America.

         "Unpaid Drawing" shall have the meaning provided for in Section
2.04(a).

         "Unutilized Revolving Loan Commitment" with respect to any Lender, at any time, shall mean such Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's Revolving Percentage of the Letter of Credit Outstandings in respect of Letters of Credit issued under this Agreement.

         "Voting Agreement" shall mean the Voting Agreement dated as of October 26, 2000 between Flowers Industries and Kellogg, as same may be amended, modified or supplemented from time to time in accordance with the terms of this Agreement.

         "Waivable Repayment" shall have the meaning provided in Section
4.02(k).

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time. Unless otherwise indicated herein, or the context otherwise requires, all references herein to any Wholly-Owned Subsidiary or Wholly-Owned Subsidiaries shall mean and be deemed to be references a Wholly-Owned Subsidiary or Wholly-Owned Subsidiaries, as the case may be, of the Borrower.

         SECTION 12. The Agents.

         12.01 Appointment. The Lenders hereby designate Bankers Trust Company as Administrative Agent (for purposes of this Section 12 and Section 13.01, the term "Administrative Agent" and "Agent" shall include Bankers Trust Company (and/or any of its affiliates) in its capacity as Collateral Agent pursuant to the Security Documents and in the respective affiliate's capacity as Lead Arranger) to act as specified herein and in the other Credit Documents and SunTrust Bank as Syndication Agent (for purposes of this Section 12, the term "Syndication Agent" and "Agent" shall include SunTrust Bank (and/or any of its affiliates) in its capacity as sub-collateral agent pursuant to Section 13.19 and the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

         12.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. No Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by such Person's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

         12.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

         12.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

         12.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

         12.06 Indemnification. To the extent any Agent or any affiliate thereof is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Lenders (without regard to the existence of any Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent (or any affiliate thereof) in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's (or such affiliate's) gross negligence or willful misconduct (and determined by a court of competent jurisdiction in a final and non-appealable decision).

         12.07 Each Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

         12.09 Resignation by the Agents. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

         (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower which acceptance shall not be unreasonably withheld or delayed (provided that the Borrower's approval shall not be required if a Default or an Event of Default then exists).

         (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which shall not be unreasonably withheld or delayed provided that the Borrower's consent shall not be required if a Default or an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

         (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

         (e) The Syndication Agent may, upon five Business Days' notice to the Borrower, the Administrative Agent and the Lenders, resign at any time (effective upon the fifth Business Day after the giving of such notice).

         (f) Upon a resignation of any Agent pursuant to this Section 12.09, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 12 shall continue in effect for the benefit of such Agent for all of its actions and in actions while serving as such Agent.

         SECTION 13. Miscellaneous.

         13.01 Payment of Expenses, etc. The Borrower agrees that it shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (as defined in Section 12.01) (including, without limitation, the reasonable fees and disbursements of White & Case LLP, local counsel and the Administrative Agent's other counsel and consultants) in connection with the preparation, execu-tion and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of each Agent and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) and consultants for the Agents and the Lenders); (ii) pay and hold each Agent and each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent, the Collateral Agent, the Lead Arranger, each Lender, and each of their respective affiliates, and each respective officer, director, trustee, employee, representative and agent of any of the foregoing, from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction), or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned or operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property at any time owned or operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-applicable decision)). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         13.02 Right of Setoff. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Subsidiary Guarantor or the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent and such Lender (including, without limitation, by branches and agencies of such Agent and such Lender wherever located) to or for the credit or the account of the Borrower or any Subsidiary Guarantor but in any event excluding assets held in trust for any such Person against and on account of the Obligations and liabilities of the Borrower or such Subsidiary Guarantor, as applicable, to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic, telecopier communication) and mailed, telecopied or delivered: if to the Borrower, at the Borrower's address specified under its signature below; if to any Lender, at its address specified opposite its name on Schedule II below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, (i) when mailed, be effective three Business Days after being deposited in the mails, prepaid and properly addressed for delivery, (ii) when sent by overnight courier, be effective one Business Day after delivery to the overnight courier prepaid and properly addressed for delivery on such next Business Day, or (iii) when sent by telex or telecopier, be effective when sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

         13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that (i) no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders, (ii) although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Participations in Letters of Credit hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and (iii) no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except (A) in connection with a waiver of applicability of any post-default increase in interest rates and (B) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (x)) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (y) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (z) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) securing the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

         (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) A Term Loan Commitment (and/or related outstanding A Term Loans) and/or B Term Loan Commitment (and/or related outstanding B Term Loans) to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (iii) one or more Lenders or (y) assign all, or if less than all, a portion equal to at least (A) in the case of assignments of B Term Loan Commitments (or, after the termination thereof, the related outstanding B Term Loans), $1,000,000 and (B) in the case of assignments of Revolving Loan Commitments and/or A Term Loan Commitments (or, after the termination thereof, the related outstanding A Term Loans), $5,000,000 (or such lesser amount as the Borrower may in its discretion permit in respect of any such assignment pursuant to this clause (B)) in the aggregate for the assigning Lender or assigning Lenders, to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time
Schedule I shall be deemed modified to reflect the Revolving Loan Commitments, A Term Loan Commitments and B Term Loan Commitments (or, to the extent such Commitments have terminated, the related outstanding Obligations) of such new Lender and of the existing Lenders, (ii) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments of the respective Tranches (and/or outstanding Loans under such Tranches, as the case may be), (iii) the consent of the Administrative Agent and, so long as no Specified Default is then in existence, the Borrower, shall be required in connection with any assignment pursuant to preceding clause
(y) (which consent shall not be unreasonably withheld or delayed), (iv) in the case of assignments of any portion of the Total Revolving Loan Commitment, the consent of the Swingline Lender and each Issuing Lender shall be required in connection with any assignment pursuant to this Section 13.04(b) (which consents shall not be unreasonably withheld or delayed) and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments (it being understood that the indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06) shall survive as to such assigning Lender). At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

         (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to a trustee for the benefit of investors and in support of its obligation to such investors.

         13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the any Agent, the Collateral Agent, any Issuing Lender or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and any Agent, the collateral Agent, any Issuing Lender or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent, the Collateral Agent, any Issuing Lender or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, the Collateral Agent, any Issuing Lender or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

         13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

         13.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided that (x) except as otherwise specifically provided herein, all computations determining Applicable Margins and compliance with Section 9 shall utilize accounting principles, policies and practices in conformity with, and consistent with, those used to prepare the historical financial statements of Flowers Industries and the pro forma historical financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Sections 7.05(a) and (b) prior to the Initial Borrowing Date (with the foregoing generally accepted accounting principles herein called "GAAP") and (ii) only to the extent expressly provided herein, certain calculations for purposes of determining Applicable Margins and compliance with Section 9 shall be made on a Pro Forma Basis.

         (b) All computations of interest on Eurodollar Loans, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable. All computations of interest on Base

Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

         (B) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and each of the Lenders who are initially parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

         13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly altered in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees on any Loan, Note or Letter of Credit (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause
(i)), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents,
(iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (t) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (u) without the consent of the Swingline Lender or, in the case of Letters of Credit, the respective Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (v) without the consent of the respective Agent, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of the respective Agent, (w) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (x) except as provided in Section 13.19(b), without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below, alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Sections 4.02(b) and 4.02(c)) (although (x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction (other than a Scheduled Repayment), so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and (y) if additional tranches of term loans are extended after the Initial Borrowing Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis with the Term Loans in the various prepayments or repayments required pursuant to Sections 4.01 and 4.02 (excluding Sections 4.02(b) and 4.02(c) and any section providing scheduled repayments for any new Tranche of Term Loans), (y) without the consent of the Majority Lenders of the respective Tranche of Term Loans, decrease the amount of any Scheduled Repayment of such Tranche or extend the date thereof, or (z) without the consent of the Majority Lenders of each Tranche, amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans and Commitments are included on the Effective Date).

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche or Tranches of Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to
Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment (if such Lender's consent is required as a result of its Revolving Loan Commitment), terminate such non-consenting Lender's A Term Loan Commitment (if any) and/or B Term Loan Commitment (if any) and repay any outstanding A Term Loans and/or B Term Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Sections 3.02(b) and/or 4.01(iv), provided that, unless the Commitments are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders (providing the respective replacement Commitments and Loans) or the increase of the respective Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitment(s) or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

         13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

         13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

         13.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Lender gives notice to the Borrower that they are obligated to pay an amount under any such Section within 180 days after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrowers that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This
Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

         13.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company or board of trustees in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Lender, (b) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Administrative Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee is informed that it shall be bound by the confidentiality provisions contained in this Section 13.16.

         (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of their affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower or its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender).

         13.17 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17.

         13.18 Post-Closing Actions. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that actions described on Schedule IX shall be completed in accordance with Schedule IX. All provisions of this Credit Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, Events of Default and other terms hereof and thereof) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods specified on Schedule IX, rather than as otherwise provided in the Credit Documents); provided that to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Initial Borrowing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 13.18. The acceptance of the benefits of the Loans shall constitute a covenant and agreement by the Borrower to each of the Lenders that the actions required pursuant to this Section 13.18 will be, or have been, taken within the relevant time periods referred to in this Section 13.18 and on
Schedule IX and that, at such time, all representations and warranties contained in the Credit Documents shall then be true and correct without any modification pursuant to this Section 13.18. The parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to this Agreement.

         13.19 Special Provisions Concerning Distributor Notes and Loans to Distributors. (a) Notwithstanding anything to the contrary in this Agreement (including, without limitation, Section 12.01 hereof) neither Bankers Trust Company nor any of its Affiliates shall, or shall have any responsibility to, hold as collateral agent or trustee or otherwise obtain control over, any of the Distributor Notes and related assets, regardless of whether such Distributor Notes and related assets constitute Collateral pursuant to the Security Documents; provided that Bankers Trust Company in its capacity as Collateral Agent, may (but shall be under no obligation to) appoint a sub-collateral agent to hold such Distributor Notes from time to time for the benefit of the Secured Creditors, and the Borrower and each of the Lenders hereby agree that any such sub-collateral agent appointed in accordance with this Section 13.19(a) shall, except as otherwise expressly agreed among such sub-collateral agent and the Collateral Agent, hold such Distributor Notes and related Collateral in accordance with the applicable provisions of Section 12 and the relevant Security Documents and shall be entitled to the benefits of the provisions set forth in Section 12 and in such Security Documents. As of the Initial Borrowing Date, the Collateral Agent has designated SunTrust to act as sub-collateral agent pursuant to this Section 13.19 and Section 4 of the Pledge Agreement, provided that, in such capacity, SunTrust shall hold such Collateral in accordance with this Section 13.19 and Section 4 of the Pledge Agreement until the earliest of (i) the resignation of SunTrust as sub-collateral agent in accordance with the provisions of Section 12.09, whereupon SunTrust shall forthwith deliver all Distributor Notes and related Collateral in its possession in accordance with the directions of the Collateral Agent (including, without limitation, by delivering such Collateral to any other sub-collateral agent appointed by the Collateral Agent pursuant to this Section 13.19 and Section 4 of the Pledge Agreement or to the applicable Pledgor to be held in accordance with the provisions of Section 3.2(a)(v) of the Pledge Agreement), (ii) receipt by SunTrust of written notice from the Collateral

Agent requesting that any such Collateral be delivered to the Collateral Agent or its designee (including, without limitation, any other sub-collateral agent appointed by the Collateral Agent pursuant to this Section 13.19 and Section 4 of the Pledge Agreement) and (iii) the exercise, following the occurrence of an Event of Default, of any remedies specified in the final paragraph of Section 10, whereupon SunTrust shall, unless otherwise agreed with the Collateral Agent at such time, forthwith deliver all Distributor Notes and related Collateral in its possession to the Collateral Agent, to be held as security for the Secured Creditors in accordance with the terms of the Pledge Agreement. It is hereby agreed that nothing set forth in this Section 13.19(a) shall in any way affect the Borrower's or any of its Subsidiaries' respective obligations to take any future action in respect of the Distributor Notes requested to be taken by the Collateral Agent or the Required Lenders pursuant to Section 8.12, nor shall anything set forth herein affect the validity and enforceability of the security interest granted to the Collateral Agent (or any sub-collateral agent in any Distributor Notes and related Collateral) pursuant to the relevant Security Documents, except with respect to any lack of perfection of such security interest to the extent a sub-collateral agent has not been appointed to hold such Distributor Notes. The Borrower hereby further agrees that it shall timely pay to any sub-collateral agent appointed by the Collateral Agent in accordance with this Section 13.19(a) the customary and reasonable fees and expenses charged by such sub-collateral agent for acting in such capacity as the Borrower and such sub-collateral agent shall agree.

         (b) SunTrust hereby agrees for the benefit of the Secured Creditors that (x) all Distributor Notes and related Collateral held by it on the date hereof, and at any time hereafter, are held by it as sub-collateral agent of the Collateral Agent, for the benefit of the Secured Creditors, pursuant to the Security Documents and (y) it will act solely at the direction of the Collateral Agent or the Required Lenders in respect of such Collateral; provided that, notwithstanding the foregoing provisions of this Section 13.19, the Collateral Agent hereby authorizes SunTrust to release to the Borrower and its Subsidiaries from time to time such Distributor Notes, and to execute such UCC terminations and assignments related thereto (other than releases and terminations of UCC filings in favor of the Collateral Agent), as the Borrower or any of its Subsidiaries has confirmed to SunTrust, in writing signed by any person who purports to be an officer of the Borrower or such Subsidiary, have been repaid in full by such applicable Distributor.

         (c) The Lenders hereby acknowledge that the Borrower has indicated that, subject to receipt of approval of the Required Lenders in accordance with the provisions of Section 13.12 of this Agreement, the Borrower and its Subsidiaries may wish to sell Distributor Notes owned by the Borrower and its Subsidiaries pursuant to a distributor note financing arrangement on terms and conditions, and subject to documentation, satisfactory to the Required Lenders. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, the provisions of Section 13.12), to the extent any such distributor note financing arrangement is approved by the Required Lenders, (i) the release of the Distributor Notes and related Collateral from the Liens in favor of the Secured Creditors pursuant to the Security Documents shall thereby be approved, (ii) the provisions of this Section 13.19 may be amended or modified by the Required Lenders in accordance with the requirements of Section
13.12 and (iii) the proceeds of any such Indebtedness incurred pursuant to such distributor note financing arrangement as so approved by the Required Lenders shall be applied to repay outstanding Loans and/or reduce the Total Revolving Loan Commitment in a manner to be determined by the Required Lenders concurrently with such approval (which may be different than the application required pursuant to Section 4.02). In addition, each Lender hereby agrees that, to the extent any such distributor note financing arrangement is approved by the Required Lenders, the Administrative Agent, the Collateral Agent, the Borrower and its Subsidiaries shall be entitled to enter into any intercreditor arrangements deemed appropriate by the Administrative Agent and approved by the Required Lenders, and this Agreement and the other Credit Documents shall be amended as reasonably required to give effect to such distributor note financing arrangement as so approved.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

1919 Flowers Circle                          FLOWERS FOODS, INC.,
Thomasville, GA  31757                          as Borrower
Attention: Secretary and General Counsel
Telephone: (229) 226-9110
Facsimile: (229) 225-3808
                                             By /s/ Jimmy M. Woodward
                                                ----------------------------------------
                                                Name:  Jimmy M. Woodward
                                                Title: Vice President and Chief
                                                       Financial Officer



                                             BANKERS TRUST COMPANY,
                                                Individually and as Administrative Agent



                                             By /s/ Scottye D. Lyndsey
                                                ----------------------------------------
                                                Name:  Scottye D. Lyndsey
                                                Title: Vice President



                                             SUNTRUST BANK,
                                                Individually and as Syndication Agent



                                             By /s/ Michael Pugsley
                                                ----------------------------------------
                                                Name:  Michael Pugsley
                                                Title: Vice President

                                                                      SCHEDULE I

                                   COMMITMENTS

                                                A Term                  B Term                Revolving
Lender                                     Loan Commitment         Loan Commitment         Loan Commitment
                                           ----------------        ----------------        ----------------
Bankers Trust Company                      $  78,947,368.42        $ 118,421,052.63        $ 102,631,578.95

SunTrust Bank                              $  21,052,631.58        $  31,578,947.37        $  27,368,421.05
                                           ================        ================        ================
Totals:                                    $ 100,000,000.00        $ 150,000,000.00        $ 130,000,000.00

                                                                     SCHEDULE II

                                LENDER ADDRESSES

BANKERS TRUST COMPANY
130 Liberty Street
New York, New York  10006
Attention: Scottye Lindsey
Telephone: (212) 250-3964
Facsimile: (212) 250-7218

SUNTRUST BANK
303 Peachtree Street, N.E.
Third Floor
Atlanta, Georgia  30308
Attention: Michael Pugsley
Telephone: (404) 724-3635
Facsimile: (404) 230-5305

                         SCHEDULE III - EXISTING LIENS

Liens in certain trademarks, trademark applications, royalties, goodwill, certain recipes and formulas, related books and records, proceeds and related assets, under and to the extent created pursuant to that certain Security Agreement, detail as of May 31, 1996, by Mrs. Smith's Bakeries, Inc. in favor of The J.M. Smucker Company securing Mrs. Smith's Bakeries, LLC's obligations under the Smuckers Note: SEE BELOW:

                                          TRADEMARK COLLATERAL
                                          --------------------
TRADEMARKS                                                                REGISTRATION OR APPLICATION #
----------                                                                -----------------------------
US TRADEMARKS REGISTERED
Mello-Rich (stylized)                                                                 817,477
Miracle Bake                                                                          789,525
Mrs. Smith's                                                                          786,887
Mrs. Smith's                                                                        1,276,937
Mrs. Smith's & Design                                                               1,276,935
Mrs. Smith's & Design                                                               1,696,347
Mrs. Smith's & Design                                                                 791,923
Old Fashioned                                                                       1,461,503
Smartstyle                                                                          1,803,860
Pie in Minutes                                                                      1,735,065
Golden Deluxe                                                                       1,140,046

FOREIGN TRADEMARKS REGISTERED

CANADA
Mrs. Smith's & Design                                                                 163,593
Mrs. Smith's                                                                          242,933
Mrs. Smith's Fruit Bundels                                                            312,256
Mrs. Smith's Pie in Minutes                                                           319,874
Mrs. Smith's & Design                                                                 336,319
Mrs. Smith's & Design                                                                 333,714
Mrs. Smith's & Design                                                                 333,566
Mrs. Smith's & Design                                                                 336,320
Mrs. Smith's & Design                                                                 336,321
Mrs. Smith's & Design                                                                 336,222
Mrs. Smith's & Design                                                                 336,323
Mrs. Smith's & Design                                                                 336,324
Mrs. Smith's & Design                                                                 336,325
Mrs. Smith's & Design                                                                 336,326
Mrs. Smith's & Design                                                                 411,813

MEXICO

Mrs. Smith's                                                                          471,452

US TRADEMARKS APPLIED FOR

The taste That Takes You Home                                                      74/721,383

SCHEDULE IV - EXISTING INDEBTEDNESS

SECTION A

Indebtedness to remain outstanding:

Indebtedness of the Borrower consisting of indemnification obligations arising in favor of Flowers Industries, Inc. and its successors and assigns, under the Distribution Agreement and the Employment Benefits Agreement between Flower's Industries, Inc. and Flowers Foods, Inc., dated as of October 26, 2000 as in effect on the Initial Borrowing Date.

SECTION B

Indebtedness to be Refinanced:

Loan Facility Agreement by and among Flowers Industries, Inc., SunTrust Bank, and each of the participants party thereto dated as of November 5, 1999 in the aggregate principal amount of $80,000,000, as amended by the First Amendment, dated December 31, 1999, the Second Amendment, dated March 30, 2000, and the Third Amendment, dated November 3, 2000. The amount outstanding on the Initial Borrowing Date is $77,887,144.07.

                             SCHEDULE V - INSURANCE











                                   [OMITTED]

                              SCHEDULE VI - ERISA

Flowers Foods, Inc. 401(k) Retirement Savings Plan, as amended and restated effective as of March 26, 2001.

Tulip Retirement Plan No. 1 and the Tulip Retirement Plan No. 2 as described more fully in that certain Employment Benefits Agreement between Flower's Industries, Inc. and Flowers Foods, Inc. dated as of October 26, 2000.

Retail, Wholesale and Department Store International Union and Industry Pension Fund, the Bakery and Confectionery Workers Union and Industry Pension Fund, and the Employer-Teamsters Joint Council No. 84 Pension Fund as described more fully in that certain Employment Benefits Agreement between Flower's Industries, Inc. and Flowers Foods, Inc. dated as of October 26, 2000.

                          SCHEDULE VII - SUBSIDIARIES

                                                                                                              PERCENTAGE
                                                                                                  FEIN           OWNED
                                                                                                  ----        ----------
I.   Flowers Foods, Inc. (GA)                                                                   58-2582379      Parent

     a.  Flowers Finance, LLC (DE)                                                              51-0407746       100%
     b.  Flowers Bakeries, LLC (GA)                                                             59-3483283       100%
         i.     Flowers Baking Co. of Florida, LLC (FL)                                         58-1301118       100%
                1.  Flowers Baking Co. of Miami, LLC  (FL)                                      59-1758784       100%
                2.  Flowers Baking Co. of Jacksonville, LLC  (FL)                               59-1718773       100%
                3.  Flowers Baking Co. of Bradenton, LLC  (FL)                                  58-1723981       100%
         ii.    Flowers Baking Co. of Thomasville, LLC (GA)                                     58-1330782       100%
         iii.   Flowers Baking Co. of Villa Rica, LLC (GA)                                      58-2109227       100%
         iv.    Flowers Baking Co. of Opelika, LLC (AL)                                         63-0752595       100%
                1.  Bailey Street Bakery, LLC (AL)                                              58-2272791       100%
         v.     Hardin's Bakery, LLC (AL)                                                       63-0252356       100%
         vi.    Home Baking Company, LLC (AL)                                                   63-0334970       100%
         vii.   Huval Bakery, LLC (LA)                                                          59-1686698       100%
                1.  Bunny Bread, LLC (LA)                                                       72-0500448       100%
                    a.   Flowers Baking Co. of Baton Rouge, LLC (LA)                            58-1740889       100%
         viii.  Flowers Baking Co. of Jamestown, LLC (NC)                                       58-1567728       100%
         ix.    Franklin Baking Company, LLC (NC)                                               56-0605051       100%
         x.     Flowers Baking Co. of Lynchburg, LLC (VA)                                       58-1309193       100%
         xi.    Flowers Baking Co. of Norfolk, LLC (VA)                                         58-1330779       100%
         xii.   Flowers Baking Co. of Morristown, LLC (TN)                                      58-1403615       100%
         xiii.  Schott's Bakery, LLC (TX)                                                       74-0886850       100%
         xiv.   Flowers Baking Co. of West Virginia, LLC (WV)                                   55-0654747       100%
                1.  The Donut House, LLC (WV)                                                   55-0517749       100%
         xv.    Flowers Baking Co. of Texas, LLC (TX)                                           58-1453104       100%
                1.  Flowers Baking Co. of Tyler, LLC (GA)                                       75-1786865       100%
                    a.   Butterkrust Bakery, LLC (TX)                                           74-2720708       100%
                2.  El Paso Baking Co., LLC (TX)                                                74-2657988       100%
                    a.   El Paso Baking Company de Mexico, S.A. de C.V. (MEXICO)                                 100%
                3.  San Antonio Baking Co., LLC (TX)                                            74-2830409       100%
                4.  Austin Baking Co., LLC (TX)                                                 74-2830410       100%
                5.  Corpus Christi Baking Co., LLC. (TX)                                        74-2830414       100%
         xvi.   Flowers Baking Co. of Texarkana, LLC (AR)                                       71-0638493       100%
         xvii.  Holsum Baking Company, LLC (AR)                                                 71-0209537       100%
         xviii. Shipley Baking Company, LLC (AR)                                                71-0254043       100%
         xix.   Storck Baking Company, LLC (WV)                                                 55-0745937       100%
         xx.    Table Pride, LLC (GA)                                                           58-1846861       100%
         xxi.   Flowers Baking Co. of Memphis, LLC (TN)                                         62-1799669       100%
         xxii.  Hampton Roads Baking Company, LLC (VA)                                          58-2593937       100%

         xxiii. Flowers Bakeries Brands, Inc. (DE)                                              51-0407486       100%
     3.  Mrs. Smith's Bakeries, LLC (GA)                                                        58-2392473       100%
         a.     European Bakers, LLC (GA)                                                       58-0944858       100%
         b.     Aunt Fanny's Bakery, LLC (GA)                                                   58-2168689       100%
         c.     Dan-Co Bakery, LLC (GA)                                                         58-1989098       100%
                i.  Daniel's Home Bakery of North Carolina, LLC (NC)                            58-2023526       100%
         d.     Mrs. Smith's Bakeries Sales Support Group, LLC (GA)                             58-1846859       100%
                i.  Mrs. Smith's Foil Company, LLC (GA)                                         23-2947803       100%
         e.     Mrs. Smith's Bakeries Frozen Distributors, LLC (GA)                             58-2125054       100%
         f.     Mrs. Smith's Bakeries of Pennsylvania, LLC (GA)                                 58-2236380       100%
         g.     Flowers Specialty Foods of Montgomery, LLC (AL)                                 63-0998333       100%
         h.     Flowers Baking Company of Fountain Inn, LLC (SC)                                57-0641441       100%
         i.     Flowers Fresh Bakery Distributors, Inc. (TN)                                    62-1574151       100%
         j.     Mrs. Smith's Bakery of London, LLC (KY)                                         61-1027735       100%
         k.     Mrs. Smith's Brands, Inc. (SC)                                                  57-1069445       100%
         l.     Mrs. Smith's Bakery of Stilwell, LLC (OK)                                       73-0962847       100%
         m.     Mrs. Smith's Bakery of Spartanburg, LLC. (SC)                                   57-0518564       100%
         n.     Mrs. Smith's Bakery of Crossville, LLC. (TN)                                    58-1333171       100%
         o.     Mrs. Smith's Bakery of Suwanee, LLC (GA)                                        58-2480300       100%

                          SCHEDULE VIII - TAX MATTERS











                                   [OMITTED]

                       SCHEDULE IX - POST-CLOSING ACTIONS

1. On or prior to 30 days after the Initial Borrowing Date, the Borrower shall deliver to the Collateral Agent stock certificate representing 65% of its total issued and outstanding stock of El Paso Baking Company de Mexico, S.A. de C.V., accompanied by an executed and undated stock power.

2. On or prior to 30 days after the Initial Borrowing Date, the Borrower shall have provided to the Administrative Agent the remaining undelivered UCC-11 lien search results requested by the Administrative Agent prior to the Initial Borrowing Date.

3. On or prior to 30 days after the Initial Borrowing Date, the Borrower shall cause UCC-3 Termination Statements in respect of the liens existing under the Existing Distributor Note Documents to be executed, delivered and filed by the appropriate secured parties party thereto, in accordance with the Assignment, Assumption and Release Agreement delivered to the Borrower prior to the Initial Borrowing Date.

4. On or prior to 30 days after the Initial Borrowing Date, (i) the Borrower shall cause SunTrust to endorse the Distributor Notes (as defined in the Pledge Agreement) listed on Annex C to the Pledge Agreement to the order of the Borrower and (ii) following the receipt of each endorsement referred to in the preceding clause (i), the Borrower shall endorse such Distributor Notes in blank to the order of the Collateral Agent.

                                                                     EXHIBIT A-1




                               NOTICE OF BORROWING

                                                                          [Date]


Bankers Trust Company,
  as Administrative Agent for the Lenders party
  to the Credit Agreement
  referred to below
130 Liberty Street
New York, New York  10006

Attention:  Jagdesh Tarachand

Ladies and Gentlemen:

                  The undersigned, Flowers Foods, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of March 26, 2001 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders"), SunTrust Bank, as Syndication Agent, and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Borrowing is
____________.1

                  (ii) The aggregate principal amount of the Proposed Borrowing is $____________.

                  (iii) The Proposed Borrowing shall consist of [A Term Loans] [B Term Loans] [Revolving Loans].


------------------------

1 Shall be (x) in the case of Base Rate Loans, the date hereof or any Business Day hereafter, provided that any such notice shall be deemed to have been given on a certain day only if received by the Administrative Agent no later than 10:00 A.M. (New York time) on such day and (y) in the case of Eurodollar Loans, at least three Business Days prior to the date hereof, provided that any such notice shall be deemed to have been given on a certain day only if received by the Administrative Agent no later than 11:00 A.M. (New York time) on such day.

                                                                     Exhibit A-1
                                                                          Page 2



                  (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

                  [(v) The initial Interest Period for the Proposed Borrowing is ____ month(s).]2

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                           Very truly yours,

                                           FLOWERS FOODS, INC.


                                           By ________________________
                                                Name:
                                                Title:


------------------------

2     To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     Exhibit A-2


                        NOTICE OF CONVERSION/CONTINUATION

                                                                          [Date]


Bankers Trust Company,
    as Administrative Agent for the Lenders party
    to the Credit Agreement
    referred to below
130 Liberty Street
New York, New York  10006

Attention:  Jagdesh Tarachand

Ladies and Gentlemen:

                  The undersigned, Flowers Foods, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of March 26, 2001 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders"), SunTrust Bank, as Syndication Agent, and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section [1.06] [1.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [A Term Loans] [B Term Loans] [Revolving Loans] referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section [1.06] [1.09] of the Credit Agreement:

                  (i) The Proposed [Conversion] [Continuation] relates to the Borrowing of [A Term Loans] [B Term Loans] [Revolving Loans] originally made on _____ __, ____ (the "Outstanding Borrowing") in the principal amount of $________ and currently maintained as a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period ending on [Date]].

                  (ii) The Business Day of the Proposed [Conversion] [Continuation] is [Date].1

-------------------------
1 Shall be a Business Day at least one Business Day in the case of Base Rate Loans and at least three Business Days in the case of a conversion into Eurodollar Loans in each case after the date hereof, provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.

                                                                     Exhibit A-2
                                                                          Page 2

                  (iii) The Outstanding Borrowing shall be [continued as a Borrowing of Eurodollar Loans with an Interest Period of _______] [converted into a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period of ___].2

                  The undersigned hereby certifies that no Specified Default or Event of Default has occurred and is continuing on the date hereof, or will exist on the date of the Proposed [Conversion][Continuation].

                                                     Very truly yours,

                                                     FLOWERS FOODS, INC.


                                                     By ________________________
                                                           Name:
                                                           Title:

-----------------------
2 In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the Borrower should make appropriate modifications to this clause to reflect same.

                                                                     EXHIBIT B-1



                                   A TERM NOTE

$________                                                     New York, New York
                                                                          [Date]


                  FOR VALUE RECEIVED, FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the A Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_____) or, if less, the unpaid principal amount of all Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

                  This Note is one of the A Term Notes referred to in the Credit Agreement, dated as of March 26, 2001, among the Borrower, the lenders from time to time party thereto (including the Lender), SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, restated, modified and/or or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-1
                                                                          Page 2





                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                              FLOWERS FOODS, INC.


                                              By _________________________
                                                    Name:
                                                    Title:

                                                                     EXHIBIT B-2



                                   B TERM NOTE



$________                                                     New York, New York
                                                                          [Date]


                  FOR VALUE RECEIVED, FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the B Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_____) or, if less, the unpaid principal amount of all Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

                  This Note is one of the B Term Notes referred to in the Credit Agreement, dated as of March 26, 2001, among the Borrower, the lenders from time to time party thereto (including the Lender), SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, restated, modified and/or or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-2
                                                                          Page 2




                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                FLOWERS FOODS, INC.


                                                By _________________________
                                                      Name:
                                                      Title:

                                                                     Exhibit B-3



                                 REVOLVING NOTE


$__________                                                   New York, New York
                                                                          [Date]


                  FOR VALUE RECEIVED, FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), hereby promises to pay to or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the Revolving Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($________) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of March 26, 2001, among the Borrower, the lenders from time to time party thereto (including the Lender), SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-3
                                                                          Page 2




                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                            FLOWERS FOODS, INC.


                                            By _________________________
                                                  Name:
                                                  Title:

                                                                     Exhibit B-4



                                 SWINGLINE NOTE


$________________                                             New York, New York
                                                                          [Date]


                  FOR VALUE RECEIVED, FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the Swingline Expiry Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_________) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

                  This Note is the Swingline Note referred to in the Credit Agreement, dated as of March 26, 2001, among the Borrower, the lenders from time to time party thereto (including the Lender), SunTrust Bank, as Syndication Agent, and the Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Credit Agreement.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-4
                                                                          Page 2





                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                  FLOWERS FOODS, INC.


                                                  By _________________________
                                                        Name:
                                                        Title:

                                                                       Exhibit C



                            LETTER OF CREDIT REQUEST



Dated       1
      ------------


Bankers Trust Company, as Administrative Agent under
 the Credit Agreement (as amended, restated, modified
 and/or supplemented from time to time, the "Credit
 Agreement"), dated as of March 26, 2001
 among Flower Foods, Inc. (the "Borrower"),
 the lenders from time to time party thereto,
 SunTrust Bank, as Syndication Agent,
 and Bankers Trust Company,
 as Administrative Agent
130 Liberty Street
New York, New York  10006

Attention: Jagdesh Tarachand

Issuing Lender:  [                2                ]
                  ---------------------------------

Attention:


Dear Sirs:

                  We hereby request that [Issuing Lender], in its individual capacity, issue a [Standby] [Trade] Letter of Credit for the account of the undersigned on 3 (the "Date of Issuance") in the aggregate stated amount of 4 .


---------------------------
1     Date of Letter of Credit Request


2 Name and address of the Issuing Lender. In those instances where Bankers Trust Company or one of its Affiliates is the Issuing Lender, (i) for Standby Letters of Credit insert Bankers Trust Company, 130 Liberty Street, New York, NY 10006-MS NYC02-1403, Attention: Commercial Loan Division Standby Letter of Credit Unit and (ii) for Trade Letters of Credit insert Deutsche Bank AG, NY Branch, 31 West 52nd Street, New York, NY 10019, Attention: Trade Finance, 12th Floor.

3 Date of Issuance which shall be at least five Business Days from the date hereof (or such shorter period as is acceptable to the respective Issuing Lender).

4     Aggregate initial Stated Amount of Letter of Credit

                                                                       Exhibit C
                                                                          Page 2




                  For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall have the respective meaning provided such terms in the Credit Agreement.

                  The beneficiary of the requested Letter of Credit will be 5, and such Letter of Credit will be in support of 6 and will have a stated expiration date of 7.

                  We hereby certify that:

                  (1) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                  Copies of all documentation with respect to the supported transaction are attached hereto.

                                          FLOWERS FOODS, INC.



                                          By:_________________________________
                                              Name:
                                              Title:


--------------------------
5     Insert name and address of beneficiary.

6 Insert a brief description of L/C Supportable Indebtedness or applicable trade obligations, as the case may be.

7 Insert the last date upon which drafts may be presented which may not be later than (A) in the case of Standby Letters of Credit, the earlier of
      (x) 12 months after the Date of Issuance and (y) the tenth Business Day prior to the Revolving Loan Maturity Date and (B) in the case of Trade Letters of Credit, the earlier of (x) 180 days after the Date of Issuance and (y) 30 days prior to the Revolving Loan Maturity Date.

                                                                       Exhibit D


                         SECTION 4.04(b)(ii) CERTIFICATE


                  Reference is hereby made to the Credit Agreement, dated as of March 26, 2001, among Flowers Foods, Inc., the lenders from time to time party thereto, SunTrust Bank, as Syndication Agent, and Bankers Trust Company, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                         [NAME OF LENDER]


                                         By ____________________________
                                               Name:
                                               Title:



Date:  _______________, ____

                                                               EXHIBIT [E-1/E-2]




                             [troutman sanders llp/
                           JONES DAY/GENERAL COUNSEL]


                           FORM OF OPINION OF COUNSEL



                                                        [Initial Borrowing Date]

To the Agents, the Collateral Agent
and each of the Lenders party to the
Credit Agreement referred to below

Ladies and Gentlemen:

                  We have acted as counsel to Flowers Foods, Inc., a Georgia corporation (the "Borrower") and each of the Subsidiaries of the Borrower listed in Annex I hereto (collectively with the Borrower, the "Credit Parties"), in connection with the execution and delivery of the Credit Agreement, dated as of March ___ 2001 (the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), ______________, as Syndication Agent, ______________, as Documentation Agent, and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"), and the transactions contemplated thereby. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is delivered to you pursuant to Section 5.03[(i)] [(ii)] of the Credit Agreement.

                  In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the following (collectively, the "Documents"): (a) the Credit Documents, (b) the Merger Documents, (c) the Amended Distributor Note Documents, (d) the Lease Program Documents, (e) the Smuckers Note, (f) the Existing Debentures Tender Offer Documents and (f) the Uniform Commercial Code financing statements and the Grants of Security Interest in U.S. Trademarks described herein. We also have examined such other public, corporate and limited liability company documents and records as we have deemed necessary or appropriate in connection with this opinion.

                  In our examination, we have assumed the genuineness of all signatures (other than as to the Credit Parties), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact not independently verified by us we have relied, to the extent we have deemed appropriate, upon representations and certificates of officers of the Credit Parties, public officials and other appropriate persons.

                  Based upon the foregoing, we are of the opinion that:

                                                               Exhibit [E-1/E-2]
                                                                          Page 2




                  1. Each Credit Party (i) is a duly organized and validly existing corporation, limited liability company or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate or other applicable power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage in and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications, except for failures to be so qualified that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  2. Each Credit Party has the corporate or other applicable power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate or other applicable action, as the case may be, to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is a party.

                  3. Each Document constitutes the legal, valid and binding obligation of each Credit Party party thereto enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor's rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  4. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the Security Documents), nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, will contravene any provision of any applicable law, statute, rule or regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and Permitted Liens) upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of such Credit Party.

                  5. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (except for those that have been obtained or made or, in the case of any filings or recordings in respect of the Security Documents executed on the Initial Borrowing Date, will be made within 10 days thereof), or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

                                                               Exhibit [E-1/E-2]
                                                                          Page 3



                  6. There are no actions, suits or proceedings (private or governmental) pending or, to the knowledge of the Borrower after due inquiry, threatened (i) with respect to the Transaction, any Document, any Credit Party or the transactions contemplated thereby or (ii) that has had or could reasonably be expected to have a Material Adverse Effect.

                  7. No Credit Party is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  8. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  9. The Transaction has been consummated in accordance with the terms of the respective Documents therefor and all applicable laws.

                  10. Each Credit Party is (i) the record owner of all of the Stock (as defined in the Pledge Agreement) listed under its name on Annex A to the Pledge Agreement and (ii) the record owner of all Limited Liability Company Interests (as defined in the Pledge Agreement) listed under its name in Annex D to the Pledge Agreement. All such Stock and Limited Liability Company Interests (if applicable) as the case may be, has been duly authorized and issued, is fully paid and non-assessable, and is free of preemptive rights.

                  11. Each of the Pledge Agreement and the Security Agreement creates a valid and enforceable security interest in favor of the Collateral Agent in the Collateral described therein.

                  12. After giving effect to the delivery to the Collateral Agent of the Certificated Securities and the Pledged Notes (each as defined in the Pledge Agreement) and assuming the continued possession by the Collateral Agent of such Pledge Agreement Collateral in the State of New York, the security interest created in favor of the Collateral Agent under the Pledge Agreement constitutes a valid and enforceable first perfected security interest in such Pledge Agreement Collateral (and the proceeds thereof) in favor of the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement, subject to no other security interest. No filings, registrations or recordings are required in order to perfect (or maintain the perfection or priority of) the security interest created under the Pledge Agreement in respect of such Pledge Agreement Collateral.


                  13. We have examined the financing statements (the "Financing Statements") to be filed in the filing offices listed for each Credit Party on
Schedule I attached hereto (the "Filing Offices"), and upon the filing of such Financing Statements in the Filing Offices, and assuming that the representations made by each Credit Party in the Security Agreement and the Pledge Agreement with respect to the location of its Collateral are and remain true and correct, all filings, registrations and recordings necessary or appropriate to create, maintain, preserve, protect and perfect the

                                                               Exhibit [E-1/E-2]
                                                                          Page 4



security interests granted by each Credit Party to the Collateral Agent under the Security Agreement and the Pledge Agreement in respect of all such Collateral thereunder will have been accomplished and the security interests granted to the Collateral Agent pursuant to the Security Agreement and the Pledge Agreement in and to such Collateral will constitute a perfected security interest therein in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code (the "UCC") as in effect in the States of New York, Georgia and those states listed on Schedule II attached hereto (collectively, the "Relevant States").

                  14. Assuming that the representation made by each Credit Party in Section 2.4 of the Security Agreement and in Section 17 of the Pledge Agreement with respect to the location of its chief executive office is and remains true and correct, under the law of the State of Georgia and each other Relevant State, the perfection and priority of the security interests granted by each Credit Party in its Receivables, Contracts, Contract Rights and General Intangibles (as each such term is defined in the Security Agreement) and each Partnership Interest, Limited Liability Company Interest, Distributor's Agreement[, Distributor Notes Related Collateral] and Contract Rights (as each such term is defined in the Pledge Agreement) are governed by the laws of the State in which each Credit Party's chief executive office is located to the extent that said Receivables, Contracts, Contract Rights (as defined in each of the Security Agreement and Pledge Agreement), General Intangibles, Partnership Interests, Limited Liability Company Interests[, Distributor Notes Related Collateral] and Distributor's Agreements consist of "accounts" or "general intangibles" as described in the UCC of each Relevant State.

                  15. We have examined the Assignment of Security Interest in certain United States Trademarks (the "Assignment of Security Interest") to be filed in the United States Patent and Trademark Office, and upon the filing of the Assignment of Security Interest in the United States Patent and Trademark Office, together with the filing of the Financing Statements in the Filing Offices, all filings, registrations and recordings necessary or appropriate to create, maintain, preserve, protect and perfect the security interests granted by such Credit Party to the Collateral Agent under the Security Agreement with respect to the United States trademark covered thereby will have been accomplished.

                  We are members of the Bar of the State of Georgia and, except as set forth in the succeeding sentence, we do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the United States of America, the general corporate law of the State of Delaware, the limited liability company act of the State of Delaware and the State of Georgia. To the extent that our opinions set forth in
(i) paragraphs 1, 2 and 3 above are governed by the laws of any jurisdiction other than those jurisdictions set forth in the immediately preceding sentence, such opinions are based on our review of the generally available compilations of the general corporate law of such jurisdictions, and (ii) paragraphs 8, 9 and 10 above are governed by the laws of any jurisdiction other than the State of Georgia, such opinions are based on our review of the generally available compilations of the UCC as in effect in the State of the other Relevant States.

                                                               Exhibit [E-1/E-2]
                                                                          Page 5




                  This opinion is being furnished only to the addresses hereof and is solely for their benefit and the benefit of their participants and assigns in connection with the above transaction. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                      Very truly yours,


                                      [TROUTMAN SANDERS LLP/JONES DAY/
                                      GENERAL COUNSEL]

                                                                       Exhibit F



                              OFFICERS' CERTIFICATE


                  I, the undersigned, [Chairman of the Board/President/Vice President/Chief Financial Officer/Treasurer/Authorized Representative] of [Name of Credit Party] a [corporation/limited liability company] organized and existing under the laws of the State of ________ (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to Section[s 5.02 and] 5.04(a) of the Credit Agreement, dated as of March 26, 2001, among Flowers Foods, Inc., the lenders from time to time party thereto, SunTrust Bank, as Syndication Agent, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are [elected officers of the Company, each holds the office of the Company set forth opposite his or her name and has held such office since _________ __, ____.1] [Authorized Representatives (pursuant to Exhibit C hereto) of the Company.] The signature written opposite the name and title of each such [officer] [Authorized Representative] is his or her genuine signature.

              Name2                     Office               Signature
         -------------                -----------           ------------

         --------------               -----------           -------------

         --------------               -----------           -------------

         --------------               -----------           -------------

                  3. Attached hereto as Exhibit A is a certified copy of the [Articles of Incorporation] [Certificate of Incorporation] [Certificate of Formation] of the Company, as filed in the Office of the Secretary of State of the State of ________ on ___________, ____, together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws] [Limited Liability Company Agreement] [insert other equivalent organizational document] of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since -------------, ----.


------------------------
1 Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.

2 Include name, office and signature of each officer or Authorized Representative who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit F
                                                                          Page 2




                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, ____ [by unanimous written consent of the [Board of Directors] [Managing Member(s)] of the Company] [by a meeting of the [Board of Directors] [Managing Member(s)] of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the [Board of Directors] [Managing Member(s)] of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

                  [6. On the date hereof, all of the applicable conditions set forth in Sections 5.06, 5.07, 5.08, 5.13, 5.14, 5.18 and Section 6.01 of the
Credit Agreement have been satisfied.

                  7. Attached hereto as Exhibit D are true and correct copies of all Merger Documents.

                  8. Attached hereto as Exhibit E are true and correct copies of all Equipment Purchase Documents.

                  9. Attached hereto as Exhibit F are true and correct copies of all Existing Debentures Tender Offer Documents.

                  10. Attached hereto as Exhibit G are true and correct copies of all Lease Program Documents.

                  11. Attached hereto as Exhibit H are true and correct copies of all Employee Benefit Plans.

                  12. Attached hereto as Exhibit I are true and correct copies of all Debt Agreements.

                  13. Attached hereto as Exhibit J are true and correct copies of all Tax Sharing Agreements.]3

                  [6.][14.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.


-----------------------------

3     Insert in Officers' Certificate of the Borrower only.

                                                                       Exhibit F
                                                                          Page 3



                  [7.][15.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

                  [8.][16.] There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ______, ______.

                                      [NAME OF CREDIT PARTY]



                                      By ______________________________
                                         Name:
                                         Title:

                                                                       Exhibit F
                                                                          Page 4


I, the undersigned, [Secretary/Assistant Secretary/Authorized Representative] of the Company, do hereby certify on behalf of the Company that:

                  1. [Name of Person making above certifications] is the duly elected and qualified [Chairman of the Board/Vice Chairman of the Board/President/Vice President/Chief Financial Officer/Treasurer/Authorized Representative] of the Company and the signature above is his or her genuine signature.

                  2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5 and [8][16] above are true and correct.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ______, ______.

                                          [NAME OF CREDIT PARTY]


                                          By ___________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT G


                              SUBSIDIARIES GUARANTY

                  SUBSIDIARIES GUARANTY, dated as of March 26, 2001 (as amended, restated, modified and/or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                   WITNESSETH:

                  WHEREAS, Flowers Foods, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of March 26, 2001 (as amended, restated, modified, and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Letter of Credit Issuers and the Administrative Agent are herein called the "Lender Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Interest Rate Protection Creditors," and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to each Lender Creditor, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obliga-

                                                                       Exhibit G
                                                                          Page 2


tions which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and, liabilities (including, without limitation, indemnities, Fees and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) thereon) owing by the Borrower to the Lender Creditors now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents to which the Borrower is at any time a party and the due performance and compliance by the Borrower with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein collectively called the "Credit Document Obligations"); and (ii) to each Interest Rate Protection Creditor, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Borrower to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement and the due performance and compliance by the Borrower with the terms of each such Interest Rate Protection Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations", and together with the Credit Document Obligations, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in legal tender of the United States of America. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations,
(c) any payment on or in reduction of any such other guaranty or undertaking,
(d) any dissolution, termination or increase, decrease or change in

                                                                       Exhibit G
                                                                          Page 3


personnel by the Borrower, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower).

                  6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

                                                                       Exhibit G
                                                                          Page 4


                  (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements;

                  (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                  (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                  7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors, and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be

                                                                       Exhibit G
                                                                          Page 5


paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Interest Rate Protection Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the

                                                                       Exhibit G
                                                                          Page 6


Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Interest Rate Protection Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner or stockholder of any Guarantor (except to the extent such partner or stockholder is also a Guarantor hereunder).

                  11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Interest Rate Protection Creditors to execute, deliver and perform the Interest Rate Protection Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate, partnership or limited liability company, power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) Such Guarantor has the corporate, partnership or limited liability company, power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Document to which it is a party and has taken all necessary corporate, partnership or limited liability company, action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Document. Such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                                                                       Exhibit G
                                                                          Page 7


                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made or, in the case of any filings or recordings in respect of the Security Documents executed on the Initial Borrowing Date, will be made within ten (10) days thereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document (in each case consistent with the terms thereof) to which such Guarantor is a party.

                  (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Document to which such Guarantor is a party or (ii) with respect to such Guarantor that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitment, all Interest Rate Protection Agreements and when no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in
Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Secured Creditor).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either
(x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Interest Rate Protection Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term

                                                                       Exhibit G
                                                                          Page 8


"Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lender (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 17, no Secured Creditor shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Lenders if, and so long as, the Guaranteed Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Required Lenders without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

                  18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when mailed, telecopied or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier or sent by telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at c/o Flowers Foods, Inc. at 1919 Flowers Circle, Thomasville, Georgia 31757, Attention: Kirk Tolbert, Tel. No.: (912) 227-2278, Fax No. (912) 225-5435 and (iii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have

                                                                       Exhibit G
                                                                          Page 9


specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                                                                       Exhibit G
                                                                         Page 10


                  (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                  22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the preceding sentences shall arise at the time of each computation, subject to adjustment to the proceeding sentences; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this

                                                                       Exhibit G
                                                                         Page 11


Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and
(y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or under any guaranty of the Subordinated Notes) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

                  23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                                      * * *

                                                                       EXHIBIT G


                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



                                  FLOWERS BAKERIES BRANDS, INC.
                                  FLOWERS FINANCE, LLC
                                  FLOWERS BAKERIES, LLC
                                  FLOWERS BAKING CO. OF FLORIDA, LLC
                                  FLOWERS BAKING CO. OF MIAMI, LLC
                                  FLOWERS BAKING CO. OF JACKSONVILLE, LLC
                                  FLOWERS BAKING CO. OF BRADENTON, LLC
                                  FLOWERS BAKING CO. OF THOMASVILLE, LLC
                                  FLOWERS BAKING CO. OF VILLA RICA, LLC
                                  FLOWERS BAKING CO. OF OPELIKA, LLC
                                  HARDIN'S BAKERY, LLC
                                  HOME BAKING COMPANY, LLC
                                  HUVAL BAKERY, LLC
                                  BUNNY BREAD, LLC
                                  FLOWERS BAKING CO. OF BATON ROUGE, LLC
                                  FLOWERS BAKING CO. OF JAMESTOWN, LLC
                                  FRANKLIN BAKING COMPANY, LLC
                                  FLOWERS BAKING CO. OF LYNCHBURG, LLC
                                  FLOWERS BAKING CO. OF NORFOLK, LLC
                                  FLOWERS BAKING CO. OF MORRISTOWN, LLC
                                  SCHOTT'S BAKERY, LLC
                                  FLOWERS BAKING CO. OF WEST VIRGINIA, LLC
                                  THE DONUT HOUSE, LLC
                                  FLOWERS BAKING CO. OF TEXAS, LLC
                                  FLOWERS BAKING CO. OF TYLER, LLC
                                  BUTTERKRUST BAKERY, LLC
                                  EL PASO BAKING CO., LLC
                                  SAN ANTONIO BAKING CO., LLC
                                  AUSTIN BAKING CO., LLC
                                  CORPUS CHRISTI BAKING CO., LLC
                                  FLOWERS BAKING CO. OF TEXARKANA, LLC
                                  HOLSUM BAKING COMPANY, LLC
                                  SHIPLEY BAKING COMPANY, LLC
                                  STORCK BAKING COMPANY, LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ---------------------------------
                                     Title: Authorized Representative



                                  BAILEY STREET BAKERY, LLC
                                  TABLE PRIDE, LLC
                                  FLOWERS BAKING CO. OF MEMPHIS, LLC
                                  HAMPTON ROADS BAKING COMPANY, LLC
                                  MRS. SMITH'S BAKERIES, LLC
                                  EUROPEAN BAKERS, LLC
                                  AUNT FANNY'S BAKERY, LLC
                                  DAN-CO BAKERY, LLC
                                  DANIEL'S HOME BAKERY OF NORTH CAROLINA, LLC
                                  MRS. SMITH'S BAKERIES SALES SUPPORT GROUP, LLC MRS. SMITH'S FOIL COMPANY, LLC
                                  MRS. SMITH'S BAKERIES FROZEN DISTRIBUTORS, LLC MRS. SMITH'S BAKERIES OF PENNSYLVANIA, LLC FLOWERS SPECIALTY FOODS OF MONTGOMERY, LLC FLOWERS BAKING COMPANY OF FOUNTAIN INN, LLC FLOWERS FRESH BAKERY DISTRIBUTORS, INC.
                                  MRS. SMITH'S BAKERY OF LONDON, LLC
                                  MRS. SMITH'S BRANDS, INC.
                                  MRS. SMITH'S BAKERY OF STILWELL, LLC
                                  MRS. SMITH'S BAKERY OF SPARTANBURG, LLC
                                  MRS. SMITH'S BAKERY OF CROSSVILLE, LLC
                                  MRS. SMITH'S BAKERY OF SUWANEE, LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ------------------------------
                                     Title: Authorized Representative


                                  Accepted and Agreed to:


                                  BANKERS TRUST COMPANY,
                                     as Collateral Agent


                                  By: /s/ Scottye D. Lindsey
                                     ---------------------------
                                     Title: Vice President

                                                                       EXHIBIT H

                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT, dated as of March 26, 2001 (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), made by each of the undersigned (each a "Pledgor", and together with any entity that becomes a party hereto pursuant to Section 25 hereof, the "Pledgors"), in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, Flowers Foods, Inc. (the "Borrower"), various lenders from time to time party thereto (the "Lenders"), SunTrust Bank, as Syndication Agent (in such capacity, the "Syndication Agent") and Bankers Trust Company, as Administrative Agent (in such capacity, and together with any successor administrative agent, the "Administrative Agent" and, together with the Pledgee, the Syndication Agent, the Lenders, each Issuing Lender and their respective successors and assigns, the "Lender Creditors"), have entered into a Credit Agreement, dated as of March 26, 2001, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time);

                  WHEREAS, the Borrower may from time to time be party to (or guaranty the obligations of one or more of its Subsidiaries under) one or more Interest Rate Protection Agreements with one or more Lender Creditors or an affiliate of a Lender Creditor (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors" and, together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Subsidiaries Guaranty, the Subsidiary Guarantors have jointly and severally guaranteed to the Lender Creditors and the Interest Rate Protection Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to (x) the Credit Documents (as used herein, the term "Credit Documents" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing of the Credit Agreement) and
(y) each Interest Rate Protection Agreement with one or more Interest Rate Protection Creditors;

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS; CERTAIN EXCLUDED OBLIGATIONS. Subject to the provisions of clause (b) of this Section 1, this Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) thereon) owing by such Pledgor to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement (including, without limitation, all such obligations and liabilities of such Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with the terms of each such Interest Rate Protection Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (iii) above, following the occurrence and during the continuation of an Event of Default, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" has the meaning set forth in the Recitals hereto.

                  "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Borrower" shall have the meaning set forth in the Recitals hereto.

                  "Certificated Security" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" means any and all investment or deposit accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Contract Rights" shall mean all rights of any Pledgor under each Distributor's Agreement, including, without limitation, (i) any and all rights to receive and demand payments under any or all such Distributor's Agreements, (ii) any and all rights to receive and compel performance under any or all Distributor's Agreements and (iii) any and all rights, interests and claims now existing or in the future arising in connection with any or all Distributor's Agreements.

                  "Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Credit Document Obligations" has the meaning set forth in
Section 1 hereof.

                  "Distributor" means a Person or Persons (other than the Borrower and its Subsidiaries) party to a Distributor's Agreement pursuant to which such Person or Persons agree to distribute the Borrower's and its Subsidiaries' products in a specified geographic area.

                  "Distributor Loans" shall mean any loan advanced to one or more Distributors by the Borrower or any of its Subsidiaries or otherwise payable to the Borrower or any its Subsidiaries regardless of whether the Borrower or such Subsidiary originally advanced such loan.

                  "Distributor Notes" shall mean any promissory note executed by a Distributor and evidencing Distributor Loans.

                  "Distributor's Agreements" means the contractual arrangements between the Borrower or any of its Subsidiaries with their respective distributors, whereby such distributors agree to distribute the Borrower's and its Subsidiaries' products in a specified geographic area and the Borrower and/or its Subsidiaries agree to provide such distributors with products and other services, including certain proprietary administrative services.

                  "Documentation Agent" has the meaning set forth in the Recitals hereto.

                  "Domestic Corporation" has the meaning set forth in the definition of "Stock."

                  "Event of Default" means any "Event of Default" at any time under, and as defined in, the Credit Agreement.

                  "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" has the meaning set forth in the definition of "Stock."

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Instrument" has the meaning given such term in Section 9-105(1)(i) of the UCC.

                  "Interest Rate Protection Creditors" has the meaning set forth in the Recitals hereto.

                  "Interest Rate Protection Obligations" has the meaning set forth in Section 1 hereof.

                  "Investment Property" has the meaning given such term in
Section 9-115(f) of the UCC.

                  "Lender Creditors" has the meaning set forth in the Recitals hereto.

                  "Lenders" has the meaning set forth in the Recitals hereto.

                  "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Non-Voting Stock" means all capital stock which is not Voting Stock.

                  "Notes" means (x) all Distributor Notes at any time owned or acquired by any Pledgor and (y) all other promissory notes from time to time issued to, or held by, any Pledgor.

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

                  "Proceeds" has the meaning given such term in Section 9-306(l) of the UCC.

                  "Representative" has the meaning set forth in Section 9(e) hereof.

                  "Required Lenders" has the meaning given such term in the Credit Agreement.

                  "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) under the Credit Agreement so long as any Credit Document Obligations remain outstanding and (ii) in any situation not covered by the preceding clause (i), the holders of a majority of the outstanding principal amount of the Interest Rate Protection Obligations.

                  "Requisite Creditors" has the meaning set forth in Section 22 hereof.

                  "Secured Creditors" has the meaning set forth in the Recitals hereto.

                  "Secured Debt Agreements" has the meaning set forth in Section 5 hereof.

                  "Securities Account" has the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC, and shall in any event include all Stock and Notes (whether or not same constitute "Securities" under Section 8-102(a)(15)).

                  "Security Entitlement" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Syndication Agent" has the meaning set forth in the Recitals hereto.

                  "Termination Date" has the meaning set forth in Section 20 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

                  3. PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities of such Pledgor from time to time, including, without limitation, all Distributor Notes;

                  (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property of such Pledgor from time to time;

                  (g) all of such Pledgor's right, title and interest in, to and under the Distributor Notes and the Distributor's Agreements, together with all accessions thereto, all rights to payments thereunder, and all substitutions and replacements therefor; and

                  (h) all Proceeds and products of any and all of the foregoing.

                  Notwithstanding anything to the contrary contained in this
Section 3.1, (i) no Pledgor (to the extent that it is a Borrower or a Domestic Subsidiary of a Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation although each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation and
(ii) no Pledgor shall be required to pledge hereunder any Stock held by such Pledgor of Quality Bakers of America, Inc. so long as (x) such Pledgor is prohibited from pledging such Stock pursuant to the terms of the organizational documents of Quality Bakers of America, Inc. or any shareholders' agreement applicable to such Stock and (y) the Borrower and its Subsidiaries taken as a whole do not constitute the controlling shareholders of Quality Bakers of America, Inc.

                  3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged, and a security interest therein shall be granted, pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, if such issuer is not a Subsidiary of the Pledgor, the respective Pledgor shall use commercially reasonable efforts to cause the issuer of such Uncertificated Security) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex I hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115
         (1)(e) and 8-106 (d) of the UCC), subject, in the case of Certificated Securities, Uncertificated Securities, Partnership Interests and Limited Liability Company Interests in each case of non-Subsidiary issuers, to receipt of any necessary consents of third parties (which consents each respective Pledgor agrees to use commercially reasonable efforts to obtain). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

                  (v) with respect to (x) any Note, other than the Distributor Notes, physical delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank and (y) any Distributor Note (A) to the extent a sub-collateral agent has been appointed by the Pledgee to hold such Distributor Notes for the benefit of the Secured Creditors pursuant to Section 4 hereof, physical delivery of such Distributor Notes to such sub-collateral agent, endorsed to the Pledgee or such sub-collateral agent or endorsed in blank and (B) to the extent no sub-collateral agent has been appointed by the Pledgee to hold the Distributor Notes for the benefit of the Secured Creditors pursuant to
         Section 4 hereof, the applicable Pledgee or Pledgees shall retain possession of such Distributor Notes in a single location, in each case endorsed to the Pledgee, and each such Pledgor agrees that in such event it shall hold, as agent for the Secured Creditors, all such Distributor Notes and shall mark its records to clearly reflect that such Distributor Notes so held by each such Pledgor constitute Collateral pledged pursuant to this Agreement, and each such Pledgor further agrees that it shall, upon request of the Administrative Agent, the Pledgee or the Required Lenders, forthwith deliver all such Distributor Notes then held by such Pledgor to the Pledgee or its designee (including any sub-collateral agent appointed by the Pledgee in accordance with Section 4 hereof); and

                  (vi) with respect to cash not released to such Pledgor pursuant to Section 6, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to preceding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

                  (i) with respect to all Collateral of such Pledgor of which the Pledgee may obtain "control" within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York) other than Cash Equivalents not required to be deposited in a Collateral Account or otherwise deposited with the Collateral Agent or its designee as cash collateral in accordance with the Credit Agreement, the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, in form reasonably satisfactory to the Pledgee and covering all Collateral hereunder, to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  (c) In addition to the actions required to be taken pursuant to preceding Sections 3.2(a) and (b) hereof, each Pledgor shall take the following additional actions with respect to the Collateral described above in Section 3.1(g):

                  (i) Each Pledgor will keep and maintain at its own cost and expense records of its Distributor's Agreements that are accurate in all material respects, including, but not limited to, original counterparts of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Pledgor will make the same available on such Pledgor's premises to the Collateral Agent for inspection, at such Pledgor's own cost and expense, at any and all reasonable times during normal business hours upon prior written notice to such Pledgor. Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Pledgor shall legend, in form and manner satisfactory to the Collateral Agent, the Distributor's Agreements, as well as books, records and documents (if any) of such Pledgor evidencing or pertaining to such Distributor's Agreement with an appropriate reference to the fact that such Distributor's Agreements have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  (ii) Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Pledgor, such Pledgor agrees (x) to cause all payments on account of the Distributor's Agreements to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Distributor's Agreements to make payments with respect thereto as provided in the preceding clause
         (x), and (z) that the Collateral Agent may enforce collection of any such Distributor's Agreements and may adjust, settle or compromise the amount of payment thereunder, in the same manner and to the same extent as such Pledgor. Without notice to or assent by any Pledgor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 9 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by a Pledgor or the Collateral Agent, shall be borne by the relevant Pledgor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Pledgor, provided, that the failure by the Collateral Agent to so notify such Pledgor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this
         Section 3.2(c).

                  (iii) Except in accordance with such Pledgor's ordinary course of business and consistent with reasonable business judgment, no Pledgor shall rescind or cancel any indebtedness evidenced by any Distributor's Agreements, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Distributor's Agreements, or interest therein, without the prior written consent of the Collateral Agent. No Pledgor will do anything to impair the rights of the Collateral Agent in the Distributor's Agreements.

                  (iv) Each Pledgor shall endeavor in accordance with reasonable business practices to cause to be collected from the obligor under any Distributor's Agreements, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Distributor's Agreements, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Distributor's Agreements. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Pledgor may allow in the ordinary course of business as adjustments to amounts owing under its Distributor's Agreements (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Pledgor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Pledgor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by a Pledgor or the Collateral Agent, shall be borne by the relevant Pledgor.

                  (v) If any Pledgor owns or acquires any Instrument constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business) in respect of any Distributor's Agreement, such Pledgor will within 10 Business Days thereof, take such action as is required by Section 3.2(a)(v) hereof.

                  (vi) Anything herein to the contrary notwithstanding, the Pledgors shall remain liable under each of the Distributor's Agreements to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Distributor's Agreement. Neither the Collateral Agent (or any sub-collateral agent appointed by the Pledgee pursuant to Section 4 hereof) nor any other Secured Creditor shall have any obligation or liability under any Distributor's Agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent (or any sub-collateral agent appointed by the Pledgee pursuant to Section 4 hereof) or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent (or any sub-collateral agent appointed by the Pledgee pursuant to Section 4 hereof) or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Pledgor under or pursuant to any Distributor's Agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Distributor's Agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of, and assigned to, the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such annexes to be complete and accurate at such time, provided that, unless the Administrative

Agent, the Pledgee (or any sub-collateral agent appointed by the Pledgee pursuant to Section 4 hereof) or the Required Lenders so request, the Pledgors shall not be required to update Annex C hereto to reflect additional Distributor Notes acquired or received by such Pledgors after the date hereof so long as the procedures set forth in Sections 3.2(a)(v) and 3.2(c)(v) hereto have been complied with. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation, although each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.4. Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5. Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6. Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto;
(iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto;
(viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the Distributor's Agreements held by such Pledgor consist of the agreements described in Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests and is not a party to any other Distributor's Agreement.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-collateral agents for the purpose of retaining physical possession of any or all of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the

Pledgee or any nominee or nominees of the Pledgee or a sub-collateral agent appointed by the Pledgee. To the extent any sub-collateral agent is at any time appointed by the Pledgee pursuant to this Section 4, such sub-collateral agent shall hold all Collateral in its possession in accordance with the provisions of this Agreement, and shall be entitled to the benefits of this Agreement (including, without limitation, all indemnity provisions set forth herein) to the same extent as the Pledgee, except as otherwise expressly set forth herein. The Borrower hereby agrees that it shall timely pay to any sub-collateral agent appointed by the Pledgee pursuant to this Section 4 the customary and reasonable fees and expenses charged by such sub-collateral agent for acting in such capacity. With respect to the Distributor Notes and related Collateral, to the extent no sub-collateral agent has been appointed by the Pledgee pursuant to this Section 4 to retain physical possession of the Distributor Notes, each Pledgor hereby agrees that, to the extent it retains possession of any Distributor Notes, it shall hold such Distributor Notes as agent or trustee for the Secured Creditors in accordance with Section 3.2(a)(v). On the Initial Borrowing Date, and until further notice from the Collateral Agent, SunTrust has been designated by the Collateral Agent to act as sub-collateral agent in accordance with Section 13.19 of the Credit Agreement.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Collateral and to give all consents, waivers or ratifications in respect thereof; and (ii) exercise any and all voting, consent, administration, management and other rights and remedies under (x) any limited liability company agreement or operating agreement or otherwise with respect to the Pledged Limited Liability Interests of such Pledgor and (y) any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor; provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document, any Interest Rate Protection Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position, interests, rights, priorities or remedies of the Pledgee or any other Secured Creditor in the Collateral or under any Secured Debt Agreement. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease if an Event of Default has occurred and is continuing and the Collateral Agent has thereafter provided notice to the Borrower that such rights are suspended (provided that if any Default or Event of Default of the type described in Section 10.05 of the Credit Agreement shall occur, no such notice shall be required to give effect to this sentence), and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends, cash distributions payable, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 below shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, then, and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or, to the extent then in effect and secured hereby, or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 Business Days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Collateral Agent upon any sale or other disposition of the Collateral of each Pledgor, together with all other monies received by the Collateral Agent hereunder (except to the extent released in accordance with the applicable provisions of this Agreement or to the extent such monies are held in one or more Collateral Accounts pending the application thereof in accordance with the requirements of this Agreement), shall be applied to the payment of the Obligations as follows:

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of Section 1;

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 20 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under such Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary

Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 9(a) hereof.

                  (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Interest Rate Protection Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Interest Rate Protection Creditors or, in the absence of such a Representative, directly to the Interest Rate Protection Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Interest Rate Protection Creditors or, in the absence of such a Representative, upon the Interest Rate Protection Creditors for a determination (which the Administrative Agent, each Representative for any Interest Rate Protection Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Interest Rate Protection Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Interest Rate Protection Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Interest Rate Protection Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements are in existence.

                  (g) It is understood and agreed that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties of whatsoever kind or nature), and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, to the extent arising from gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of the respective Indemnitee. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b)      Except as provided in the last sentence of paragraph
(a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an

Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will, subject to the provisions hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

                  15. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the

Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Credit Agreement and the other Secured Debt Documents).

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge and assign all the Collateral pledged and assigned by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries and any other partners or members of such Pledgor's partnerships or limited liability companies) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (except any filings or recordings required to perfect the Pledgee's security interest in the Collateral, which will be made within ten (10) days of the Initial Borrowing Date) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral (other than the Distributor Notes and related Collateral to the extent possession thereof has not been obtained, and is not then required to be obtained, by the Pledgee or any sub-collateral agent in accordance with the provisions of Section 3.2(a)(v)) or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective material assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral consisting of Securities, Limited Liability Company Interests and Partnership Interests has been duly and validly issued and acquired, is fully paid and nonassessable and is subject to no options to purchase or similar rights;

                  (vii) to such Pledgor's knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

                  (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except, (x) in the case of Securities issued by non-Subsidiaries of the respective Pledgors (other than the Distributor Notes), with respect to which such Pledgors have used commercially reasonable efforts to obtain "control" but have been unable to get applicable third parties to take necessary actions with respect thereto or (y) in the case of Distributor Notes, to the extent a sub-collateral agent has not been appointed by the Pledgee pursuant to Section 4 to hold such Distributor Notes.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement applicable to such Pledgor.

                  (d) Each Pledgor covenants and agrees that it will furnish to the Pledgee and any Secured Creditor at any time and from time to time such additional information regarding the Collateral from time to time owned by it or in its possession as may be reasonably requested by the Pledgee or the respective Secured Creditor.

                  17. CHIEF EXECUTIVE OFFICE; RECORDS; STATE OF INCORPORATION/ ORGANIZATION. (a) The chief executive office of each Pledgor is located at the address specified in Annex G hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 17(a). The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests, Partnership Interests and Distributor's Agreements, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex G hereto, or at such new locations as such Pledgor may establish in accordance with the penultimate sentence of this Section 17(a). All Limited Liability Company Interests, Partnership Interests and Distributor's Agreements are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex G hereto, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17(a). No Pledgor shall establish a new location for such offices until (i) it shall have given to the Pledgee not less than 15 days' prior written notice of its intention so to do, providing a complete address for such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex G hereto so as to cause such Annex G hereto to be complete and accurate.

                  (b) The exact legal name of each Pledgor, and the state of incorporation or organization, as the case may be, of each Pledgor is as specified in Annex H hereto. No Pledgor shall change its name or establish a new state of incorporation or organization until (i) it shall have given to the Pledgee not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction of organization and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new name and/or jurisdiction of organization, it shall have taken all action, reasonably satisfactory to the Pledgee, necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new name and/or jurisdiction of organization in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex H hereto so as to cause such Annex H hereto to be complete and accurate.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, such part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, or part thereof, as the case may be, by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION, RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, will terminate such control agreements or similar agreements with respect to the Collateral as may then exist, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the total commitments to provide extensions of credit under all Secured Debt Agreements have terminated, and all Loans have been repaid in full, all Letters of Credit have been terminated, all extensions of credit pursuant to any Interest Rate Protection Agreements have been repaid in full and all Obligations (other than arising from indemnities for which no request has been made) have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by the Credit Agreement or is otherwise released at the direction of the Required Secured Creditors, and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement and, to the extent requested by such Pledgor, deliver, at such Pledgor's expense, appropriate UCC termination statements and instruments of satisfaction, discharge and or reconveyance, as the case may be.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee a certificate signed by the principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof, and the Pledgee shall be entitled (but not required) to conclusively rely thereon. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with, or which it believes to be in accordance with, this Section 20.

                  21. NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All such notices and other communications shall be addressed as follows:

                  (a)      if to any Pledgor, at:

                           c/o Flowers Foods, Inc.
                           1919 Flowers Circle
                           Thomasville, Georgia 31757
                           Attention:  Kirk Tolbert
                           Telephone No.:   (912) 227-2278
                           Telecopier No.:  (912) 225-5435

                  (b)      if to the Pledgee, at:

                           130 Liberty Street
                           New York, New York  10006
                           Attention:  Scottye Lindsey
                           Telephone No.:  (212) 250-3964
                           Telecopier No.: (212) 250-7218

                  (c)      if to any Lender Creditor (other than the Pledgee),
         (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Interest Rate Protection Creditor, at such address at such Interest Rate Protection Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever except in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Lenders (or all of the Lenders to the extent required by Section 13.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Interest Rate Protection Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement except in accordance with the terms of the Secured Debt Agreements. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall automatically become a Pledgor hereunder by (x) executing a counterpart hereof and/or a Subsidiary assumption agreement, in each case in form and substance satisfactory to the Pledgee, (y) delivering supplements to Annexes A through H hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in Section 3 of this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all actions required to be taken above to be taken to the reasonable satisfaction of the Pledgee.

                  26. RELEASE OF GUARANTORS. In the event any Pledgor which is a Subsidiary of the Borrower is released from its obligations pursuant to the Subsidiaries Guaranty, such Pledgor (so long as not the Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

                                    * * * *

                                                                       Exhibit H
                                                                         Page 30

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                  FLOWERS FOODS, INC.,
                                      as an Assignor


                                  By: /s/ Thomas B. Jones, Jr.
                                     ---------------------------------------
                                     Title: Treasurer



                                  FLOWERS BAKERIES BRANDS, INC.
                                  FLOWERS FINANCE, LLC
                                  FLOWERS BAKERIES, LLC
                                  FLOWERS BAKING CO. OF FLORIDA, LLC
                                  FLOWERS BAKING CO. OF MIAMI, LLC
                                  FLOWERS BAKING CO. OF JACKSONVILLE, LLC
                                  FLOWERS BAKING CO. OF BRADENTON, LLC
                                  FLOWERS BAKING CO. OF THOMASVILLE, LLC
                                  FLOWERS BAKING CO. OF VILLA RICA, LLC
                                  FLOWERS BAKING CO. OF OPELIKA, LLC
                                  HARDIN'S BAKERY, LLC
                                  HOME BAKING COMPANY, LLC
                                  HUVAL BAKERY, LLC
                                  BUNNY BREAD, LLC
                                  FLOWERS BAKING CO. OF BATON ROUGE, LLC
                                  FLOWERS BAKING CO. OF JAMESTOWN, LLC
                                  FRANKLIN BAKING COMPANY, LLC
                                  FLOWERS BAKING CO. OF LYNCHBURG, LLC
                                  FLOWERS BAKING CO. OF NORFOLK, LLC
                                  FLOWERS BAKING CO. OF MORRISTOWN, LLC
                                  SCHOTT'S BAKERY, LLC
                                  FLOWERS BAKING CO. OF WEST VIRGINIA, LLC
                                  THE DONUT HOUSE, LLC
                                  FLOWERS BAKING CO. OF TEXAS, LLC
                                  FLOWERS BAKING CO. OF TYLER, LLC
                                  BUTTERKRUST BAKERY, LLC
                                  EL PASO BAKING CO., LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ---------------------------------
                                     Title: Authorized Representative



                                  SAN ANTONIO BAKING CO., LLC
                                  AUSTIN BAKING CO., LLC
                                  CORPUS CHRISTI BAKING CO., LLC
                                  FLOWERS BAKING CO. OF TEXARKANA, LLC
                                  HOLSUM BAKING COMPANY, LLC
                                  SHIPLEY BAKING COMPANY, LLC
                                  STORCK BAKING COMPANY, LLC
                                  BAILEY STREET BAKERY, LLC
                                  TABLE PRIDE, LLC
                                  FLOWERS BAKING CO. OF MEMPHIS, LLC
                                  HAMPTON ROADS BAKING COMPANY, LLC
                                  MRS. SMITH'S BAKERIES, LLC
                                  EUROPEAN BAKERS, LLC
                                  AUNT FANNY'S BAKERY, LLC
                                  DAN-CO BAKERY, LLC
                                  DANIEL'S HOME BAKERY OF NORTH CAROLINA, LLC
                                  MRS. SMITH'S BAKERIES SALES SUPPORT GROUP, LLC MRS. SMITH'S FOIL COMPANY, LLC
                                  MRS. SMITH'S BAKERIES FROZEN DISTRIBUTORS, LLC MRS. SMITH'S BAKERIES OF PENNSYLVANIA, LLC FLOWERS SPECIALTY FOODS OF MONTGOMERY, LLC FLOWERS BAKING COMPANY OF FOUNTAIN INN, LLC FLOWERS FRESH BAKERY DISTRIBUTORS, INC.
                                  MRS. SMITH'S BAKERY OF LONDON, LLC
                                  MRS. SMITH'S BRANDS, INC.
                                  MRS. SMITH'S BAKERY OF STILWELL, LLC
                                  MRS. SMITH'S BAKERY OF SPARTANBURG, LLC
                                  MRS. SMITH'S BAKERY OF CROSSVILLE, LLC
                                  MRS. SMITH'S BAKERY OF SUWANEE, LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ------------------------------
                                     Title: Authorized Representative


Accepted and Agreed to:


BANKERS TRUST COMPANY,
   as Collateral Agent


By: /s/ Scottye D. Lindsey
   ---------------------------
   Title: Vice President

                                     ANNEX A
                                       to
                          PLEDGE AND SECURITY AGREEMENT
                              LIST OF SUBSIDIARIES

                                                                                                              PERCENTAGE
                                                                                              FEIN              OWNED
                                                                                              ----              -----
I.   Flowers Foods, Inc. (GA)                                                               58-2582379          Parent

     1.  Flowers Finance, LLC (DE)                                                          51-0407746           100%
     2.  Flowers Bakeries, LLC (GA)                                                         59-3483283           100%
         i.     Flowers Baking Co. of Florida, LLC (FL)                                     58-1301118           100%
                1.  Flowers Baking Co. of Miami, LLC  (FL)                                  59-1758784           100%
                2.  Flowers Baking Co. of Jacksonville, LLC  (FL)                           59-1718773           100%
                3.  Flowers Baking Co. of Bradenton, LLC  (FL)                              58-1723981           100%
         ii.    Flowers Baking Co. of Thomasville, LLC (GA)                                 58-1330782           100%
         iii.   Flowers Baking Co. of Villa Rica, LLC (GA)                                  58-2109227           100%
         iv.    Flowers Baking Co. of Opelika, LLC (AL)                                     63-0752595           100%
                1.  Bailey Street Bakery, LLC (AL)                                          58-2272791           100%
         v.     Hardin's Bakery, LLC (AL)                                                   63-0252356           100%
         vi.    Home Baking Company, LLC (AL)                                               63-0334970           100%
         vii.   Huval Bakery, LLC (LA)                                                      59-1686698           100%
                1.  Bunny Bread, LLC (LA)                                                   72-0500448           100%
                    a.   Flowers Baking Co. of Baton Rouge, LLC (LA)                        58-1740889           100%
         viii.  Flowers Baking Co. of Jamestown, LLC (NC)                                   58-1567728           100%
         ix.    Franklin Baking Company, LLC (NC)                                           56-0605051           100%
         x.     Flowers Baking Co. of Lynchburg, LLC (VA)                                   58-1309193           100%
         xi.    Flowers Baking Co. of Norfolk, LLC (VA)                                     58-1330779           100%
         xii.   Flowers Baking Co. of Morristown, LLC (TN)                                  58-1403615           100%
         xiii.  Schott's Bakery, LLC (TX)                                                   74-0886850           100%
         xiv.   Flowers Baking Co. of West Virginia, LLC (WV)                               55-0654747           100%
                1.  The Donut House, LLC (WV)                                               55-0517749           100%
         xv.    Flowers Baking Co. of Texas, LLC (TX)                                       58-1453104           100%
                1.  Flowers Baking Co. of Tyler, LLC (GA)                                   75-1786865           100%
                    a.   Butterkrust Bakery, LLC (TX)                                       74-2720708           100%
                2.  El Paso Baking Co., LLC (TX)                                            74-2657988           100%
                    a.   El Paso Baking Company de Mexico, S.A. de C.V. (MEXICO)                                 100%
                3.  San Antonio Baking Co., LLC (TX)                                        74-2830409           100%
                4.  Austin Baking Co., LLC (TX)                                             74-2830410           100%
                5.  Corpus Christi Baking Co., LLC. (TX)                                    74-2830414           100%
         xvi.   Flowers Baking Co. of Texarkana, LLC (AR)                                   71-0638493           100%
         xvii. Holsum Baking Company, LLC (AR)                                              71-0209537           100%
         xviii.Shipley Baking Company, LLC (AR)                                             71-0254043           100%
         xix.   Storck Baking Company, LLC (WV)                                             55-0745937           100%
         xx.    Table Pride, LLC (GA)                                                       58-1846861           100%
         xxi.   Flowers Baking Co. of Memphis, LLC (TN)                                     62-1799669           100%
         xxii.  Hampton Roads Baking Company, LLC (VA)                                      58-2593937           100%

                                                                         ANNEX A
                                                                          Page 2

         xxiii. Flowers Bakeries Brands, Inc. (DE)                                          51-0407486           100%
     3.  Mrs. Smith's Bakeries, LLC (GA)                                                    58-2392473           100%
         a.     European Bakers, LLC (GA)                                                   58-0944858           100%
         b.     Aunt Fanny's Bakery, LLC (GA)                                               58-2168689           100%
         c.     Dan-Co Bakery, LLC (GA)                                                     58-1989098           100%
                i.  Daniel's Home Bakery of North Carolina, LLC (NC)                        58-2023526           100%
         d.     Mrs. Smith's Bakeries Sales Support Group, LLC (GA)                         58-1846859           100%
                i.  Mrs. Smith's Foil Company, LLC (GA)                                     23-2947803           100%
         e.     Mrs. Smith's Bakeries Frozen Distributors, LLC (GA)                         58-2125054           100%
         f.     Mrs. Smith's Bakeries of Pennsylvania, LLC (GA)                             58-2236380           100%
         g.     Flowers Specialty Foods of Montgomery, LLC (AL)                             63-0998333           100%
         h.     Flowers Baking Company of Fountain Inn, LLC (SC)                            57-0641441           100%
         i.     Flowers Fresh Bakery Distributors, Inc. (TN)                                62-1574151           100%
         j.     Mrs. Smith's Bakery of London, LLC (KY)                                     61-1027735           100%
         k.     Mrs. Smith's Brands, Inc. (SC)                                              57-1069445           100%
         l.     Mrs. Smith's Bakery of Stilwell, LLC (OK)                                   73-0962847           100%
         m.     Mrs. Smith's Bakery of Spartanburg, LLC. (SC)                               57-0518564           100%
         n.     Mrs. Smith's Bakery of Crossville, LLC. (TN)                                58-1333171           100%
         o.     Mrs. Smith's Bakery of Suwanee, LLC (GA)                                    58-2480300           100%

                                    ANNEX B
                                       to
                          PLEDGE AND SECURITY AGREEMENT
                                  LIST OF STOCK

1.   Flowers Foods, Inc.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

2.   Flowers Bakeries Brands, Inc.
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

3.   Flowers Bakeries, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
   Flowers Bakeries           Common             1,000                1                     100%                      (i)
     Brands, Inc.

4.   Mrs. Smith's Bakeries, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 Flowers Fresh Bakery         Common             1,000                1                     100%                      (i)
  Distributors, Inc.
 Mrs. Smith's Brands,         Common             1,000                1                     100%                      (i)
         Inc.

5.   Flowers Baking Co. of Florida, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

6.   Flowers Baking Co. of Thomasville, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 2


7.   Flowers Baking Co. of Villa Rica, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

8.   Flowers Baking Co. of Opelika, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

9.   Hardin's Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

10.  Home Baking Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

11.      Huval Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

12.  Flowers Baking Co. of Jamestown, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

13.  Franklin Baking Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

14.  Flowers Baking Co. of Lynchburg, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 3


15.  Flowers Baking Co. of Norfolk, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

16.  Flowers Baking Co. of Morristown, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

17.  Schott's Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

18. Flowers Baking Co. of West Virginia, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

19.  Flowers Baking Co. of Texas, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

20.  Flowers Baking Co. of Texarkana, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

21.  Holsum Baking Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

22.  Shipley Baking Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 4


23.  Storck Baking Company, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

24   Bailey Street Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

25.  Table Pride, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

26.  Flowers Baking Co. of Memphis, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

27.  Hampton Roads Baking Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

28.  Flowers Baking Co. of Miami, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

29.  Flowers Baking Co. of Jacksonville, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

30.  Flowers Baking Co. of Bradenton, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 5


31.  Bunny Bread, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

32.  Flowers Baking Co. of Baton Rouge, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

33.  The Donut House, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

34.  Flowers Baking Co. of Tyler, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

35.  Butterkrust Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

36.  El Paso Baking Co., LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
    El Paso Baking                                                                          100%                 [(i)] [(ii)]
  Company de Mexico,
     S.A. de C.V.

37.  El Paso Baking Company de Mexico, S.A. de C.V.
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 6


38.  San Antonio Baking Co., LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.                                                                               100%

39.  Austin Baking Co., LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

40.  Corpus Christi Baking Co., LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

41.  European Bakers, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

42.  Aunt Fanny's Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

43.  Dan-Co Bakery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

44.  Daniel's Home Bakery of North Carolina, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

45.  Mrs. Smith's Bakeries Frozen Distributors, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         Annex B
                                                                          Page 7


46.  Mrs. Smith's Bakeries of Pennsylvania, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

47.  Flowers Specialty Foods of Montgomery, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

48.  Flowers Baking Company of Fountain Inn, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

49.  Flowers Fresh Bakery Distributors, Inc.
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

50.  Mrs. Smith's Bakeries Sales Support Group, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

51.  Mrs. Smith's Foil Company, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

52.  Mrs. Smith's Bakery of London, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
Bluebird Brands, Inc.                                                                       100%                 [(i)] [(ii)]

53.  Mrs. Smith's Brands, Inc.
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.                                                                               100%

                                                                         Annex B
                                                                          Page 8




54.  Mrs. Smith's Bakery of Stilwell, LLC

       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

55.  Mrs. Smith's Bakery of Spartanburg, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.                                                                               100%

56.  Mrs. Smith's Bakery of Crossville, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.                                                                               100%

57.  Mrs. Smith's Bakery of Suwanee, LLC
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.                                                                               100%

                                                              ANNEX C
                                                                to
                                                   PLEDGE AND SECURITY AGREEMENT

                                 LIST OF NOTES

1.   Flowers Foods, Inc.

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
------                          -------------                -------                         --------------------
See Attached.                                                                                       3.2(v)


2.   Flowers Bakeries Brands, Inc.
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


3.   Flowers Bakeries, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


4.   Mrs. Smith's Bakeries, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

5.   Flowers Baking Co. of Florida, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

6.   Flowers Baking Co. of Thomasville, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 2


7.   Flowers Baking Co. of Villa Rica, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


8.   Flowers Baking Co. of Opelika, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


9.   Hardin's Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


10.  Home Baking Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


11.  Huval Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


12.  Flowers Baking Co. of Jamestown, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 3


13.  Franklin Baking Company, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


14.  Flowers Baking Co. of Lynchburg, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


15.  Flowers Baking Co. of Norfolk, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


16.  Flowers Baking Co. of Morristown, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


17.  Schott's Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


18.  Flowers Baking Co. of West Virginia, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 4


19.  Flowers Baking Co. of Texas, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


20.  Flowers Baking Co. of Texasrkana, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


21.  Holsum Baking Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


22.  Shipley Baking Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


23.  Storck Baking Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


24.  Bailey Street Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


25.  Table Pride, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 5


26.  Flowers Baking Co. of Memphis, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


27.  Hampton Roads Baking Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


28.  Flowers Baking Co. of Miami, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


29.  Flowers Baking Co. of Jacksonville, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


30.  Flowers Baking Co. of Bradenton, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


31.  Bunny Bread, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


32.  Flowers Baking Co. of Baton Rouge, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 6


33.  The Donut House, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


34.  Flowers Baking Co. of Tyler, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


35.  Butterkrust Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


36.  El Paso Baking Co., LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


37.  El Paso Baking Company de Mexico, S.A. de C.V.
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


38.  San Antonio Baking Co., LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


39.  Austin Baking Co., LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 7


40.  Corpus Christi Baking Co., LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and

Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


41.  Eurpoean Bakers, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


42.  Aunt Fanny's Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


43.  Dan-Co Bakery, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


44.  Daniel's Home Bakery of North Carolina, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


45.  Mrs. Smith's Bakeries Frozen Distributors, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


46.  Mrs. Smith's Bakeries of Pennsylvania, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                         Page 8


47.  Flowers Specialty Foods of Montgomery, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


48.  Flowers Baking Company of Fountain Inn, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


49.  Flowers Fresh Bakery Distributors, Inc.
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


50.  Mrs. Smith's Bakeries Sales Support Group, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


51.  Mrs. Smith's Foil Company, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


52.  Mrs. Smith's Bakery of London, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


53.  Mrs. Smith's Brands, Inc.
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                                         ANNEX C
                                                                          Page 9


54.  Mrs. Smith's Bakery of Stilwell, LLC

                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


55.  Mrs. Smith's Bakery of Spartanburg, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


56.  Mrs. Smith's Bakery of Crossville, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.


57.  Mrs. Smith's Bakery of Suwanee, LLC
                                                                                              Relevant Sub-clause
                                                                                             of Section 3.2(a) of
                                                                                                  Pledge and
Amount                          Maturity Date                Obligor                          Security Agreement
NONE.

                                                           ATTACHMENT TO ANNEX C
                                                                              to
                                                   PLEDGE AND SECURITY AGREEMENT

FLOWERS INDUSTRIES, INC.
DISTRIBUTOR NOTE PROGRAM
STATUS THROUGH 12/31/00

DISTRIBUTOR                                          DISTRIBUTOR   PAYMENT   BEGINNING         PAYMENT          REMAINING
NAME                                      SSN          NUMBER      NUMBER    PRINCIPLE          AMOUNT          PRINCIPLE
----                                      ---          ------      ------    ---------         -------         ----------
TOTAL NUMBER OF DISTRIBUTORS = 2767                                       $91,731,698.38      $ 666,639.43    $90,435,141.72

Randy Walker                           261416389        151         21        $30,406.22      $     101.39        $30,375.00
----------------------------------------------------------------------------------------------------------------------------
Ashley Faglie                          251758234        152          9         28,747.06             95.76         28,717.64
----------------------------------------------------------------------------------------------------------------------------
Richard Aliano                         254336147        164        303         21,212.65            123.94         21,137.66
----------------------------------------------------------------------------------------------------------------------------
L Nesmith                              255399822        170        360         31,423.18            233.90         31,261.80
----------------------------------------------------------------------------------------------------------------------------
C D Milam                              261622187        172        361         13,977.97            104.64         13,905.59
----------------------------------------------------------------------------------------------------------------------------
Gary Almond                            266715967        173         99         21,417.48             79.47         21,387.43
----------------------------------------------------------------------------------------------------------------------------
Ray Kirkland                           253339916        336        109         29,235.31            110.03         29,192.75
----------------------------------------------------------------------------------------------------------------------------
Michael O Cundiff Jr                   260256297        360         71         44,930.06            160.41         44,873.33
----------------------------------------------------------------------------------------------------------------------------
R W Merritt                            260829415        361        361          9,779.34             73.17          9,728.74
----------------------------------------------------------------------------------------------------------------------------
Jeffrey Corley                         417963111        362          2         43,676.43            144.46         43,632.76
----------------------------------------------------------------------------------------------------------------------------
Lamar Kornegay                         262532588        374         21         32,631.22            110.07         32,596.45
----------------------------------------------------------------------------------------------------------------------------
Frank Brannon                          261668079        375        110         30,047.09            113.25         30,003.18
----------------------------------------------------------------------------------------------------------------------------
John D Butler                          262479907        440        182         19,471.90             82.71         19,434.13
----------------------------------------------------------------------------------------------------------------------------
Ralph Thomas                           417139994        441        125         28,575.54            110.17         28,531.31
----------------------------------------------------------------------------------------------------------------------------
Chris Mcneil                           424927903        443         96         27,079.23            100.05         27,041.67
----------------------------------------------------------------------------------------------------------------------------
Jody Piercy                            418986646        444         39         29,072.39             99.90         29,039.58
----------------------------------------------------------------------------------------------------------------------------
Scotty R Deese                         417920647        445        182         27,146.89            115.54         27,094.00
----------------------------------------------------------------------------------------------------------------------------
Billy W Sullivan                       417966621        450        125         22,011.28             84.85         21,977.23
----------------------------------------------------------------------------------------------------------------------------
Elton R Carver                         260905460        451        242         24,963.47            121.44         24,899.64
----------------------------------------------------------------------------------------------------------------------------
M Hollister                            419068515        452        361         13,546.93            101.34         13,476.85
----------------------------------------------------------------------------------------------------------------------------
J L Leverette                          417022653        453        361         16,931.13            126.69         16,843.51
----------------------------------------------------------------------------------------------------------------------------
Floyd Richards                         542800500        650        156         32,303.97            130.82         32,247.70
----------------------------------------------------------------------------------------------------------------------------
Johnny Knight                          260196686        661         93         22,435.11             82.55         22,404.33
----------------------------------------------------------------------------------------------------------------------------
Erwin Crawford                         256619175        662          9         23,450.02             78.11         23,426.03
----------------------------------------------------------------------------------------------------------------------------
David Armentor                         464293174        663        124         21,049.08             81.02         21,016.63
----------------------------------------------------------------------------------------------------------------------------
Allen Martin                           259130841        664         31         35,129.16            119.78         35,090.45
----------------------------------------------------------------------------------------------------------------------------
Daniel Watson                          257111860        667        334         25,013.77            164.84         24,906.65
----------------------------------------------------------------------------------------------------------------------------
Berry Dexter Nevels                    256887880        668        144         31,731.12            126.11         31,678.24
----------------------------------------------------------------------------------------------------------------------------
J R Horne                              255686222        760        365         14,614.96            111.69         14,537.00
----------------------------------------------------------------------------------------------------------------------------
D L White                              260171473        761        365         21,457.87            163.96         21,343.43
----------------------------------------------------------------------------------------------------------------------------
Tracy Slater                           411176740        763         30         28,231.06             96.16         28,200.05
----------------------------------------------------------------------------------------------------------------------------
Wm R White                             255643817        764        365         20,965.02            159.46         20,853.94
----------------------------------------------------------------------------------------------------------------------------
W G Gaskins                            256808055        765        365         14,202.32            107.94         14,127.15
----------------------------------------------------------------------------------------------------------------------------
Artis Kirkland                         255254513        768          2         31,938.14            105.64         31,906.20
----------------------------------------------------------------------------------------------------------------------------
John Owens Jr                          253138867        820         69         50,163.26            178.86         50,100.16
----------------------------------------------------------------------------------------------------------------------------
Demetrius Reed                         256475589        821         22         40,141.45            135.54         40,098.54
----------------------------------------------------------------------------------------------------------------------------
Barry Ray                              423983421        822         29         38,168.43            129.86         38,126.65
----------------------------------------------------------------------------------------------------------------------------
Charles Walls                          255089135        860         22         34,739.67            117.30         34,702.54
----------------------------------------------------------------------------------------------------------------------------
Timothy Mccrary                        259379929        873        166         29,750.24            122.85         29,696.04
----------------------------------------------------------------------------------------------------------------------------

                                                           ATTACHMENT TO ANNEX C
                                                                          Page 2

S A Deloach                            259907600        875        365         14,981.65            114.46         14,901.76
----------------------------------------------------------------------------------------------------------------------------
J H Farr,Jr                            258298411        876        365         14,190.59            109.01         14,114.33
----------------------------------------------------------------------------------------------------------------------------
John Wayne Early                       256980096        877         30         50,855.04            173.21         50,799.19
----------------------------------------------------------------------------------------------------------------------------
Larry Whisby                           255923854        960         16         48,895.64            164.06         48,844.42
----------------------------------------------------------------------------------------------------------------------------
Tommy Wood                             256339025        961          9         51,641.59            172.02         51,588.74
----------------------------------------------------------------------------------------------------------------------------
Donald Patterson                       253191496        962         41         40,985.79            141.33         40,939.04
----------------------------------------------------------------------------------------------------------------------------
Dennis Culpepper                       259236366        963         54         40,386.20            141.38         40,338.02
----------------------------------------------------------------------------------------------------------------------------
R E Murch                              569720537        964        365         12,849.43             98.17         12,780.91
----------------------------------------------------------------------------------------------------------------------------
Dwayne Bawn                            257136398        970         77         42,471.56            152.99         42,416.58
----------------------------------------------------------------------------------------------------------------------------
James Neumans                          254866581       1080        166         27,141.36            112.08         27,091.91
----------------------------------------------------------------------------------------------------------------------------
Mike C Lewis                           254980306       1081        194         36,764.16            160.26         36,688.74
----------------------------------------------------------------------------------------------------------------------------
Richard Downs                          256197748       1082        253         23,753.39            118.96         23,689.25
----------------------------------------------------------------------------------------------------------------------------
Larry Taylor                           258024384       1083         47         31,301.10            108.68         31,264.65
----------------------------------------------------------------------------------------------------------------------------
C F Downs,Jr                           256199050       1084         68         25,210.66            162.02         25,106.82
----------------------------------------------------------------------------------------------------------------------------
E Braswell                             259729965       1085        365         20,511.93            156.73         20,402.54
----------------------------------------------------------------------------------------------------------------------------
W Kimbrell                             259023352       1086        365         25,643.48            195.93         25,506.73
----------------------------------------------------------------------------------------------------------------------------
Doug Roberson                          253539542       1150          9         35,184.93            117.20         35,148.93
----------------------------------------------------------------------------------------------------------------------------
David Thompson                         257061690       1151        101          9,897.24             36.83          9,883.25
----------------------------------------------------------------------------------------------------------------------------
William Harris                         258964358       1161        341         21,430.33            154.04         21,325.74
----------------------------------------------------------------------------------------------------------------------------
Daryl Thompson                         257061519       1162        103         34,278.97            127.91         34,230.17
----------------------------------------------------------------------------------------------------------------------------
S Lenderman                            258514456       1175         11         44,853.69            149.72         44,807.48
----------------------------------------------------------------------------------------------------------------------------
Van Whittle                            257849451       1240        365         20,318.78            155.25         20,210.42
----------------------------------------------------------------------------------------------------------------------------
L Evans                                256563470       1241        365         15,652.79            119.58         15,569.33
----------------------------------------------------------------------------------------------------------------------------
Kenneth Stephens                       260983933       1242        145         29,398.24            117.04         29,349.04
----------------------------------------------------------------------------------------------------------------------------
Ernie Parsons                          123587932       1243         35         44,671.96            152.66         44,622.39
----------------------------------------------------------------------------------------------------------------------------
W Pittman                              260704297       1244        365         14,119.23            107.94         14,043.87
----------------------------------------------------------------------------------------------------------------------------
Clifford Harper                        260687875       1290        299         40,893.85            234.00         40,754.22
----------------------------------------------------------------------------------------------------------------------------
Richard Allison                        252377463       1292         94         48,796.50            179.07         48,730.04
----------------------------------------------------------------------------------------------------------------------------
Allen Thoma                            265919525       1461          1         54,600.00            180.42         54,545.58
----------------------------------------------------------------------------------------------------------------------------
Allen Thoma                            265919525       1462         21         48,579.60         48,691.71              0.00
----------------------------------------------------------------------------------------------------------------------------
Ronnie Jackson                         261678716       1463        140         22,319.25             88.13         22,282.63
----------------------------------------------------------------------------------------------------------------------------
Charles Terry                          591122484       1464         21         31,053.22            168.66         30,956.22
----------------------------------------------------------------------------------------------------------------------------
Kenneth Dailey                         302505678       1465         21         34,898.92            117.47         34,861.99
----------------------------------------------------------------------------------------------------------------------------
Daniel Martin                          314886418       1470        170         30,762.22            127.98         30,705.23
----------------------------------------------------------------------------------------------------------------------------
Gary Dunaway                           267430970       1580         68         27,486.67             97.76         27,452.34
----------------------------------------------------------------------------------------------------------------------------
Michael Malden                         267797213       1583        216         23,409.56            106.51         23,357.07
----------------------------------------------------------------------------------------------------------------------------
Henry Elliott                          265616143       1584        228         12,470.78             58.06         12,441.50
----------------------------------------------------------------------------------------------------------------------------
Ron Hancock                            577647390       1589         28         30,257.88            102.61         30,225.10
----------------------------------------------------------------------------------------------------------------------------
Robert Reis                            291768311       1590          1         30,450.00            100.62         30,419.65
----------------------------------------------------------------------------------------------------------------------------
Frank Fortenberry,Ii                   425066104       1660        228         23,747.53            111.61         23,690.72
----------------------------------------------------------------------------------------------------------------------------
Mark Thompson                          514641969       1661         96         29,639.21            109.36         29,598.25
----------------------------------------------------------------------------------------------------------------------------
George H Yost Ii                       229133984       1662         83         45,536.36            165.10         45,476.34
----------------------------------------------------------------------------------------------------------------------------
William T Moody, Jr                    433432215       1663        114         35,107.07            132.91         35,055.18
----------------------------------------------------------------------------------------------------------------------------
Winston Moore                          258478420       1664        228          5,693.07             26.75          5,679.46
----------------------------------------------------------------------------------------------------------------------------
Charles Davis                          452044244       1665        216          4,274.20             19.49          4,264.57
----------------------------------------------------------------------------------------------------------------------------
Larry Dubois                           266699568       1666         20         53,936.56            181.74         53,879.29
----------------------------------------------------------------------------------------------------------------------------
Steve Jernigan                         361522370       1667        128         55,018.74            212.76         54,932.95
----------------------------------------------------------------------------------------------------------------------------
Benjamin Jones                         428396646       1860         93         34,735.99            127.47         34,688.68
----------------------------------------------------------------------------------------------------------------------------
Jason Thomas                           267792486       1861          1         37,060.00            122.46         37,023.06
----------------------------------------------------------------------------------------------------------------------------
Jeffery Booker                         420925528       1870         58         32,915.45            115.78         32,875.63
----------------------------------------------------------------------------------------------------------------------------

                                                           ATTACHMENT TO ANNEX C
                                                                          Page 3

Darrell Blow                           423988329       1871          6         37,580.93            124.80         37,542.86
----------------------------------------------------------------------------------------------------------------------------
Ellen Mae Albrest                      435620444       1872         10         18,038.67             77.53         18,002.77
----------------------------------------------------------------------------------------------------------------------------
Joey Majors                            264838393       1890         46         36,235.69            141.23         36,178.08
----------------------------------------------------------------------------------------------------------------------------
Michael Denault                        329563763       1891         28         40,187.73            136.58         40,143.89
----------------------------------------------------------------------------------------------------------------------------
Shane Thompson                         590300223       1893          1         53,230.00            175.89         53,176.95
----------------------------------------------------------------------------------------------------------------------------
Micheal Depew                          109563142       1980         54         36,509.35            127.81         36,465.79
----------------------------------------------------------------------------------------------------------------------------
Dusty Depew                            109561011       1982         70         36,559.20            130.52         36,513.05
----------------------------------------------------------------------------------------------------------------------------
Kenny Franklin                         264798380       1983          3         68,812.42            227.83         68,743.39
----------------------------------------------------------------------------------------------------------------------------
Jerry Allen                            259924927       1990        296         20,453.81            116.64         20,384.37
----------------------------------------------------------------------------------------------------------------------------
David Cutchins                         261415115       1992         26         38,926.50            132.01         38,884.32
----------------------------------------------------------------------------------------------------------------------------
Toney Dunaway                          587336238       2060         25         57,560.41            194.99         57,498.25
----------------------------------------------------------------------------------------------------------------------------
Tim Campbell                           593448718       2061         28         42,624.27            144.86         42,577.77
----------------------------------------------------------------------------------------------------------------------------
Chad Whiggins                          593247648       2064         46         45,972.64            159.43         45,919.30
----------------------------------------------------------------------------------------------------------------------------
Marcus Tate                            144724999       2068         68         39,210.53            139.29         39,161.73
----------------------------------------------------------------------------------------------------------------------------
Dwight Aligood                         267907743       2069         16         58,999.79            197.96         58,937.98
----------------------------------------------------------------------------------------------------------------------------
Paul Stockton                          457591263       2160        170         24,901.20            103.59         24,855.07
----------------------------------------------------------------------------------------------------------------------------
Steve Gunde                            194581898       2163        142         30,227.29            119.54         30,177.51
----------------------------------------------------------------------------------------------------------------------------
Kerry L Finley                         416804041       2180        133         23,309.51             91.00         23,272.30
----------------------------------------------------------------------------------------------------------------------------
Dwayne Kosch                           270583987       2181        306         21,264.63            125.56         21,188.14
----------------------------------------------------------------------------------------------------------------------------
Scott Drinkwater                       591542069       2183         27         32,207.39            109.34         32,172.37
----------------------------------------------------------------------------------------------------------------------------
Frank Sheridan                         261737383       2190         58         36,832.48            129.56         36,787.92
----------------------------------------------------------------------------------------------------------------------------
D L Messer                             261411750       2191        361         10,817.33             80.92         10,761.37
----------------------------------------------------------------------------------------------------------------------------
Shane Douglas                          257493469       2225         69         42,555.00            151.73         42,501.47
----------------------------------------------------------------------------------------------------------------------------
Timothy Andrews                        253272310       2234          1         34,560.00            114.20         34,525.55
----------------------------------------------------------------------------------------------------------------------------
Lester Martin                          257980377       2235         68         36,839.73            131.03         36,793.71
----------------------------------------------------------------------------------------------------------------------------
Dottie White                           253192030       2241         30         33,906.42            115.49         33,869.18
----------------------------------------------------------------------------------------------------------------------------
J A Ellis                               42621819       2242        365         21,031.63            160.68         20,919.48
----------------------------------------------------------------------------------------------------------------------------
George Robinson                        253112080       2243         48         31,388.21            109.11         31,351.53
----------------------------------------------------------------------------------------------------------------------------
Bradley Jones                          256472031       2363          2         48,911.20            161.78         48,862.29
----------------------------------------------------------------------------------------------------------------------------
R C Lenderman, Sr                      253258575       2373        365         18,127.41            138.52         18,030.72
----------------------------------------------------------------------------------------------------------------------------
Harrison Payne                         258906857       2380        231         14,029.47             66.42         13,995.43
----------------------------------------------------------------------------------------------------------------------------
Bobby Giddens                          254116789       2381         60         15,257.87             53.74         15,239.34
----------------------------------------------------------------------------------------------------------------------------
Mark Knight                            258596265       2382         70         27,557.54             98.26         27,522.87
----------------------------------------------------------------------------------------------------------------------------
Michael Wells                          226130952       2383         16         15,589.44             52.31         15,573.11
----------------------------------------------------------------------------------------------------------------------------
Charles Maddox                         254313018       2384         16         18,947.76             63.57         18,927.92
----------------------------------------------------------------------------------------------------------------------------
David Hill                             254888901       2440         33         51,943.95            177.51         51,886.31
----------------------------------------------------------------------------------------------------------------------------
Jeffrey Owens                          252134375       2441         34         53,566.94            183.26         53,507.30
----------------------------------------------------------------------------------------------------------------------------
R E Dollar                             254781695       2443        365         18,809.55            142.28         18,710.68
----------------------------------------------------------------------------------------------------------------------------
K Myers                                259042760       2450        365         20,587.87            157.31         20,478.07
----------------------------------------------------------------------------------------------------------------------------
David Jordan                           258022648       2451         80         29,822.37            107.85         29,783.34
----------------------------------------------------------------------------------------------------------------------------
Robert Lloyd                           258701019       2452        124         37,714.77            145.17         37,656.63
----------------------------------------------------------------------------------------------------------------------------
Billy Barrett                          257926266       2453        365         29,320.67            222.85         29,165.48
----------------------------------------------------------------------------------------------------------------------------
Jimmy Sanders, Jr                      262952256       2540        247         20,580.20            101.43         20,526.26
----------------------------------------------------------------------------------------------------------------------------
G N Chambliss                          264259984       2550        361         17,975.11            133.79         17,882.80
----------------------------------------------------------------------------------------------------------------------------
Douglas Lamar Skipper                  263338161       2551         73         19,380.92             69.46         19,356.19
----------------------------------------------------------------------------------------------------------------------------
Stephen Dailey                         592207621       2552          2         20,629.42             68.23         20,608.80
----------------------------------------------------------------------------------------------------------------------------
Howell Hewett                          264779569       2553        335         17,769.83            117.60         17,693.24
----------------------------------------------------------------------------------------------------------------------------
Perielathu Zachariah                   590861656       2660         58         54,532.98            191.59         54,467.24
----------------------------------------------------------------------------------------------------------------------------
Sam Creech                             247335342       2661         35         72,612.11            247.86         72,531.82
----------------------------------------------------------------------------------------------------------------------------
Eric Rabone                            263210261       2663         56         31,338.39            109.71         31,301.00
----------------------------------------------------------------------------------------------------------------------------

                                                           ATTACHMENT TO ANNEX C
                                                                          Page 4

Thomas Jernigan                        264753536       2664         51         50,712.77            176.90         50,652.90
----------------------------------------------------------------------------------------------------------------------------
James R Wells                          227949773       2665        207          5,035.76             23.01          5,024.37
----------------------------------------------------------------------------------------------------------------------------
Byron Lake                             418920450        180         34         32,787.80            140.64         32,722.82
----------------------------------------------------------------------------------------------------------------------------
Donny Selman                           424316186        182         46         29,689.31            102.96         29,654.86
----------------------------------------------------------------------------------------------------------------------------
Jeremy Flemming                        424232314        191         34         36,357.13            129.64         36,311.39
----------------------------------------------------------------------------------------------------------------------------
Chris Houge                            419275950        197         38         32,923.51            113.14         32,886.35
----------------------------------------------------------------------------------------------------------------------------
David Mcdonald                         423800832        198         12         40,093.02            191.18         39,994.36
----------------------------------------------------------------------------------------------------------------------------
Tom Demastus                           421179334        231          6         37,172.97            123.45         37,135.30
----------------------------------------------------------------------------------------------------------------------------
Jeff Brasher                           417111705        233         63         47,476.49            168.02         47,418.03
----------------------------------------------------------------------------------------------------------------------------
Glen Flower                            422021988        235         63         21,966.54            102.75         21,914.48
----------------------------------------------------------------------------------------------------------------------------
Steve Busby                            424806807        236         40         25,032.57            144.72         24,945.62
----------------------------------------------------------------------------------------------------------------------------
Danny Bates                            419709985        237        191         39,125.32            169.51         39,046.10
----------------------------------------------------------------------------------------------------------------------------
John Allen Postell                     422868048        241        428         10,734.68            128.41         10,631.04
----------------------------------------------------------------------------------------------------------------------------
Cayce Harrison                         587088348        242         33          3,793.83             19.99          3,782.59
----------------------------------------------------------------------------------------------------------------------------
Mark Wakefield                         421784669        243         40         20,393.39             99.73         20,340.72
----------------------------------------------------------------------------------------------------------------------------
Terry Demastus                         416138274        244         40         28,168.78            137.39         28,096.39
----------------------------------------------------------------------------------------------------------------------------
David Holt                             421210260        245        176         36,796.03            154.81         36,726.13
----------------------------------------------------------------------------------------------------------------------------
Ricky Griffin                          428117566        380         16         41,942.89            140.73         41,898.95
----------------------------------------------------------------------------------------------------------------------------
John Maynor                            421132706        382        198         23,933.06            143.94         23,844.35
----------------------------------------------------------------------------------------------------------------------------
Ralph Armstrong                        427350088        383         61         34,752.86            123.45         34,709.61
----------------------------------------------------------------------------------------------------------------------------
Tammy Hutson                           587534029        385         46         15,248.15             62.74         15,220.60
----------------------------------------------------------------------------------------------------------------------------
Eric Bevins                            461797749        386         41         49,861.60            174.55         49,802.12
----------------------------------------------------------------------------------------------------------------------------
George Brown                           587422097        395        283          9,703.32             99.97          9,625.74
----------------------------------------------------------------------------------------------------------------------------
Brad Robertson                         427619436        397         61         37,375.33            134.81         37,326.77
----------------------------------------------------------------------------------------------------------------------------
Joseph Bazzill                         428572774        398         88         32,766.33            126.51         32,715.43
----------------------------------------------------------------------------------------------------------------------------
Orlando Guyton                         427239306        401         18         25,014.72             86.35         24,986.10
----------------------------------------------------------------------------------------------------------------------------
Tim Robbins                            425434750        402         18         53,235.17            178.99         53,179.03
----------------------------------------------------------------------------------------------------------------------------
Derrick Holliday                       426492291        403         18         40,665.86            136.73         40,622.97
----------------------------------------------------------------------------------------------------------------------------
Ronald Sheppard                        425353120        404         54          8,410.37             33.94          8,395.84
----------------------------------------------------------------------------------------------------------------------------
James Lee Gable                        425112954        405         18         47,800.56            160.72         47,750.15
----------------------------------------------------------------------------------------------------------------------------
Dwayne Williams                        428191845        420         31         40,100.58            136.73         40,056.39
----------------------------------------------------------------------------------------------------------------------------
Henry Hathorn                          427179111        421         54         22,574.70             93.05         22,533.75
----------------------------------------------------------------------------------------------------------------------------
Charles Johnson, Jr                    428516381        500         79         33,459.03            120.84         33,415.40
----------------------------------------------------------------------------------------------------------------------------
Eddie Hinson                           421726352        501         31         31,427.18            107.16         31,392.54
----------------------------------------------------------------------------------------------------------------------------
Jennifer Gardned                       424046930        502         54         25,923.96             95.92         25,887.86
----------------------------------------------------------------------------------------------------------------------------
Charles Lafleur                        463137961        504         82         47,517.40            172.29         47,454.77
----------------------------------------------------------------------------------------------------------------------------
William Parker                         553358576        505         54         29,942.98            113.20         29,898.88
----------------------------------------------------------------------------------------------------------------------------
Wesley Nowlin                          423198320        581         65         28,210.44            100.09         28,175.45
----------------------------------------------------------------------------------------------------------------------------
Rob Walker                             421159792        582         25         43,631.26            147.80         43,584.15
----------------------------------------------------------------------------------------------------------------------------
Keith Williams                         416133186        583         33         48,492.10            165.71         48,438.29
----------------------------------------------------------------------------------------------------------------------------
Tony Newman                            424628502        651        195          2,690.16             43.98          2,652.39
----------------------------------------------------------------------------------------------------------------------------
Brian Montgomery                       424154709        652         67         43,988.99            194.16         43,896.34
----------------------------------------------------------------------------------------------------------------------------
Shae Harbin                            418212680        655         46         45,715.30            158.54         45,662.26
----------------------------------------------------------------------------------------------------------------------------
Brandon Murphy                         419317933        661         31         32,434.91            110.60         32,399.16
----------------------------------------------------------------------------------------------------------------------------
Council Mccall                         419046416       1030        182         29,456.00            125.37         29,398.61
----------------------------------------------------------------------------------------------------------------------------
Doug Perkins                           230923942       1031         22         32,818.69            113.04         32,781.39
----------------------------------------------------------------------------------------------------------------------------
Demetrius Mcintyre                     419908600       1032        132         23,026.08             89.74         22,989.48
----------------------------------------------------------------------------------------------------------------------------
Warren Hudson                          421903548       1033         90         23,226.72             85.12         23,195.20
----------------------------------------------------------------------------------------------------------------------------
Michael Schweitzer                     421277553       1036         19         35,449.33            119.32         35,411.82
----------------------------------------------------------------------------------------------------------------------------
Richard Deloach                        423907638       1037        121         36,740.76            140.77         36,684.78
----------------------------------------------------------------------------------------------------------------------------

                                                           ATTACHMENT TO ANNEX C
                                                                          Page 5

James Smith                            419968932       1203        225         33,372.75            155.63         33,294.13
----------------------------------------------------------------------------------------------------------------------------
Wayne Davenport                        418089183       1205         76         18,327.76            138.83         18,231.22
----------------------------------------------------------------------------------------------------------------------------
Samuel Carter                          418607150       1212         62         26,165.79             96.82         26,129.35
----------------------------------------------------------------------------------------------------------------------------
Mike Faufhender                        424902645       1213         22         49,299.97            228.44         49,185.30
----------------------------------------------------------------------------------------------------------------------------
Chad Madison                           422134438       1215         22         56,462.36            203.39         56,389.27
----------------------------------------------------------------------------------------------------------------------------
Dan Flynn                              184564360       1217        127         52,548.80            203.22         52,466.85
----------------------------------------------------------------------------------------------------------------------------
Gene Lowery                            422886316       1219         76         48,814.25            190.87         48,736.03
----------------------------------------------------------------------------------------------------------------------------
Jerri Morton                           416296658       1226        161         28,469.92            116.99         28,418.63
----------------------------------------------------------------------------------------------------------------------------
Michael Atcheson                       416928484       1302        311         16,868.43            101.44         16,805.92
----------------------------------------------------------------------------------------------------------------------------
Gerald Starkes                         419966105       1306         90         44,750.36            174.70         44,678.93
----------------------------------------------------------------------------------------------------------------------------
Ronnie Pilgram                         422904225       1309        121         33,622.56            128.83         33,571.32
----------------------------------------------------------------------------------------------------------------------------
Brian Rose                             422961949       1320         67         45,967.92            176.67         45,897.33
----------------------------------------------------------------------------------------------------------------------------
Jerrell Finch                          420902458       1322        121         43,069.83            165.02         43,004.20
----------------------------------------------------------------------------------------------------------------------------
Tom Uhls                               405644277       1326        127         32,311.69            124.95         32,261.31
----------------------------------------------------------------------------------------------------------------------------
Brian Reid                             424089436       1401        314         22,976.59            139.74         22,889.87
----------------------------------------------------------------------------------------------------------------------------
Tyrone Woodruff                        421843175       1402         16         35,384.17            118.72         35,347.11
----------------------------------------------------------------------------------------------------------------------------
Colon Barrentine                       419587591       1403        192         40,195.52            174.51         40,113.77
----------------------------------------------------------------------------------------------------------------------------
Roosevelt Sullivan                     424909704       1405         39         37,362.04            128.54         37,319.72
----------------------------------------------------------------------------------------------------------------------------
Mark Hodge                             422905815       1406        204         33,620.11            149.65         33,548.04
----------------------------------------------------------------------------------------------------------------------------
Leon Goodson                           426259934       1503         19         45,246.69            152.30         45,198.81
----------------------------------------------------------------------------------------------------------------------------
Kenneth Swindel                        416661005       1504         19         32,836.69            127.58         32,784.89
----------------------------------------------------------------------------------------------------------------------------
Bobby Aaron                            416662199       1505         19         11,476.22             90.60         11,412.10
----------------------------------------------------------------------------------------------------------------------------
Tim Vines                              420215509       1506         19         39,268.24            132.17         39,226.69
----------------------------------------------------------------------------------------------------------------------------
Wasilewski Kevin E                     424179298       1521        105         40,732.24            170.72         40,655.52
----------------------------------------------------------------------------------------------------------------------------
Gillespie Michael B                    252477496       1522        118         36,992.11            141.09         36,936.39
----------------------------------------------------------------------------------------------------------------------------
Eliff Alan                             418170159       1523         40         40,119.82            166.90         40,045.50
----------------------------------------------------------------------------------------------------------------------------
Guthrie Edis                           421063980       1524         40         30,981.57            123.97         30,929.10
----------------------------------------------------------------------------------------------------------------------------
Garland Thomas                         283461052       1601         53         37,610.07            139.94         37,556.92
----------------------------------------------------------------------------------------------------------------------------
Darren Mack                            302785217       1603          8         63,842.25            214.66         63,774.92
----------------------------------------------------------------------------------------------------------------------------
Danny Malley                            56427652       1604         18         56,379.82            189.57         56,320.36
----------------------------------------------------------------------------------------------------------------------------
Taylor Kerry J                         421987368       1605         39         47,861.86            216.80         47,755.51
----------------------------------------------------------------------------------------------------------------------------
Greg Messer                            420046330       1606         17         53,881.31            180.98         53,824.67
----------------------------------------------------------------------------------------------------------------------------
Jerry Cannon                           424904090       1642        130         39,684.62            155.92         39,620.28
----------------------------------------------------------------------------------------------------------------------------
Darion Adair                           416215701       1643         63         28,878.05            102.20         28,842.49
----------------------------------------------------------------------------------------------------------------------------
David Tomlin                           419904794       1644        130         24,014.73            100.28         23,969.87
----------------------------------------------------------------------------------------------------------------------------
Joe Horton                             420701727       1645         31         18,800.25             64.10         18,779.54
----------------------------------------------------------------------------------------------------------------------------
Daryl Chunn                            412413528       1646         65         27,903.96            108.42         27,859.93
----------------------------------------------------------------------------------------------------------------------------
Keith Higginbothom                     424861021       1701         31         40,875.63            139.38         40,830.58
----------------------------------------------------------------------------------------------------------------------------
Floyd Seals                            418505477       1702         31         41,806.02            142.55         41,759.95
----------------------------------------------------------------------------------------------------------------------------
Terrell Klimek                         423922901       1703        320         20,937.17            130.32         20,855.17
----------------------------------------------------------------------------------------------------------------------------
Cedric Orr                             424848369       1704         90         24,931.32             91.36         24,897.49
----------------------------------------------------------------------------------------------------------------------------
Bennett Terrell                        408720180       1721        210         30,662.95            138.29         30,595.42
----------------------------------------------------------------------------------------------------------------------------
David Rosenblum                        417118472       1722         31         58,367.59            199.02         58,303.26
----------------------------------------------------------------------------------------------------------------------------
Elkins Allen G                         417546746       1723        169         16,281.17             67.60         16,251.14
----------------------------------------------------------------------------------------------------------------------------
Rodney Jaharus                         342561951       1724         17         52,897.63            177.67         52,842.03
----------------------------------------------------------------------------------------------------------------------------
Jimmy Fields                           425195877       1731         34         58,599.32            200.47         58,534.08
----------------------------------------------------------------------------------------------------------------------------
Wright Norman Jr                       575291860       1732         51         37,163.52            144.17         37,105.11
----------------------------------------------------------------------------------------------------------------------------
David Spears                           420130313       1733         31         38,772.72            132.21         38,729.99
----------------------------------------------------------------------------------------------------------------------------
Robertson Jeffrey M                    550119960       1734        105         28,734.94            119.98         28,681.27
----------------------------------------------------------------------------------------------------------------------------
Marcus Kelley                          422085070       1901         41         39,203.54            135.18         39,158.83
----------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                          Page 6

-------------------------------------------------------------------------------------------------------------------------------
Scott Patterson                            421270971           1902             51      28,370.23          98.96      28,336.74
-------------------------------------------------------------------------------------------------------------------------------
Rogers, Mike                               423885654           1903            492       1,706.27          60.35       1,649.86
-------------------------------------------------------------------------------------------------------------------------------
Shane Bevels                               423338083           1911             25      28,726.64          97.31      28,695.62
-------------------------------------------------------------------------------------------------------------------------------
Todd Seay                                  418923861           1912             50      33,961.14         122.02      33,917.49
-------------------------------------------------------------------------------------------------------------------------------
Richardson, Michael W                      424947094           1913            130      35,166.61         136.63      35,111.13
-------------------------------------------------------------------------------------------------------------------------------
Charles S Mitchell                         265191983           1914             41      28,422.67          98.01      28,390.25
-------------------------------------------------------------------------------------------------------------------------------
Joe F Pate                                 421728829           2080             91      36,652.20         134.68      36,602.10
-------------------------------------------------------------------------------------------------------------------------------
Tim Reed                                   416927756           2900             32      37,915.55         140.49      37,862.56
-------------------------------------------------------------------------------------------------------------------------------
Roger Hoose                                127609396           2901             36      40,531.96         156.21      40,469.29
-------------------------------------------------------------------------------------------------------------------------------
Kevin Taylor                               416841534           2903            126      39,365.93         152.00      39,304.77
-------------------------------------------------------------------------------------------------------------------------------
John H Davis                               419258145           2904             87      37,303.23         150.87      37,238.44
-------------------------------------------------------------------------------------------------------------------------------
Andrew J Tuma                              417195675           2905            200      28,498.46         125.78      28,438.45
-------------------------------------------------------------------------------------------------------------------------------
Colburn Bragg                              422900655           2906            167      42,046.59         173.95      41,969.67
-------------------------------------------------------------------------------------------------------------------------------
Donald Stanford                            423580003           3010             84      38,812.27         141.09      38,760.75
-------------------------------------------------------------------------------------------------------------------------------
Gary Rose                                  263516518           3011            122      32,539.92         124.87      32,490.14
-------------------------------------------------------------------------------------------------------------------------------
Jeffery Vernon                             417085864           3012            182      41,149.50         175.13      41,069.33
-------------------------------------------------------------------------------------------------------------------------------
Harold Thomas                              421133339           3014             24      22,167.80         172.13      22,046.83
-------------------------------------------------------------------------------------------------------------------------------
Darrell Stanford                           417235596           3015             24      25,130.46          91.00      25,097.45
-------------------------------------------------------------------------------------------------------------------------------
Brent Nelson                               418966729           3016             25      38,958.99         131.97      38,916.93
-------------------------------------------------------------------------------------------------------------------------------
Jim Burnett                                423826374           3112             72      43,402.20         155.34      43,347.02
-------------------------------------------------------------------------------------------------------------------------------
James Glliam, Jr                           418905900           3113             16      39,756.73         133.39      39,715.09
-------------------------------------------------------------------------------------------------------------------------------
Rick Barnett                               256135210           3114             21      53,438.50         180.25      53,381.57
-------------------------------------------------------------------------------------------------------------------------------
Tim Thomas                                 418115846           3210             24      34,030.73         155.53      33,953.73
-------------------------------------------------------------------------------------------------------------------------------
John D Crowder                             420901287           3212             86      38,890.42         141.75      38,838.42
-------------------------------------------------------------------------------------------------------------------------------
Jeff Duke                                  419929188           3213             18      42,729.62         143.67      42,684.56
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Phillips                          422351772           3214             24      37,928.32         138.43      37,877.42
-------------------------------------------------------------------------------------------------------------------------------
Paul Crane                                 416170794           3216             24      55,950.66         216.71      55,863.07
-------------------------------------------------------------------------------------------------------------------------------
Clyde Duke                                 419968773           3500             14      28,704.12         105.77      28,664.59
-------------------------------------------------------------------------------------------------------------------------------
Ricky Mcpherson                            417087046           3501              8      33,361.56         113.63      33,324.92
-------------------------------------------------------------------------------------------------------------------------------
John Ray Fowler                            418271092           3502             20      28,346.93          99.71      28,312.64
-------------------------------------------------------------------------------------------------------------------------------
Randall Cox                                416274983           3504             90      25,846.80         164.75      25,741.70
-------------------------------------------------------------------------------------------------------------------------------
William F Edwards                          238802857           3101            319      23,015.54         142.68      22,925.97
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey A Bevelheimer                      147725865           3102             23      31,138.29         105.26      31,104.89
-------------------------------------------------------------------------------------------------------------------------------
R J Clawson, Jr                            409296093           3103             19      47,445.74         159.70      47,395.53
-------------------------------------------------------------------------------------------------------------------------------
Gregory W Viers                            230063795           3104             23      26,185.15      26,245.58           0.00
-------------------------------------------------------------------------------------------------------------------------------
Jerry A Noe                                413705913           3107            319      23,512.74         145.75      23,421.25
-------------------------------------------------------------------------------------------------------------------------------
Marty W Sandefur                           412132464           3108             23      36,464.13         225.18      36,323.10
-------------------------------------------------------------------------------------------------------------------------------
Keith D Mcghee                             410431430           3210              9      43,938.00         146.36      43,893.04
-------------------------------------------------------------------------------------------------------------------------------
Pat E Oglesby                              412846768           3211             33      27,639.02          94.45      27,608.35
-------------------------------------------------------------------------------------------------------------------------------
Kristion A Fields                          413391303           3212             21      61,512.65         207.48      61,447.12
-------------------------------------------------------------------------------------------------------------------------------
Jason D Freeman                            411576629           3213             18      47,005.49         160.63      46,953.33
-------------------------------------------------------------------------------------------------------------------------------
Wade K Carter                              408219251           3214             33      45,010.21         153.81      44,960.27
-------------------------------------------------------------------------------------------------------------------------------
James L Ragsdale                           410531597           3215             33      48,753.27         166.60      48,699.18
-------------------------------------------------------------------------------------------------------------------------------
Timothy H Stanley                          411270719           3217              4      27,423.57          90.89      27,395.97
-------------------------------------------------------------------------------------------------------------------------------
Leslie E Michaels                          411044768           3218             33      35,746.74         122.16      35,707.07
-------------------------------------------------------------------------------------------------------------------------------
Douglas S York                             514441456           3310             82      32,580.65         118.13      32,537.71
-------------------------------------------------------------------------------------------------------------------------------
Charles E Dennison                         411883542           3311             33      38,041.31         130.00      37,999.10
-------------------------------------------------------------------------------------------------------------------------------
Derek K Sharp                              370844611           3312             33      40,360.16         137.92      40,315.38
-------------------------------------------------------------------------------------------------------------------------------
Gregory K Griffin                          409510614           3313             10      43,469.88         144.95      43,425.25
-------------------------------------------------------------------------------------------------------------------------------
Darrel L Crouch                            411045633           3315             33      55,442.54         189.46      55,381.02
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                          Page 7

-------------------------------------------------------------------------------------------------------------------------------
Eddie E Lane                               412748058           3316             33      48,316.10         165.11      48,262.49
-------------------------------------------------------------------------------------------------------------------------------
Nathan C Howard                            413371461           3330              9      22,076.06          75.44      22,051.56
-------------------------------------------------------------------------------------------------------------------------------
Robert W Anderson                          414027847           3332              9      35,133.35         120.06      35,094.37
-------------------------------------------------------------------------------------------------------------------------------
Sammy Houston, Jr                          411707982           3333              9      38,919.56         132.56      38,876.81
-------------------------------------------------------------------------------------------------------------------------------
Brian P Hamby                              415397604           3334              9      48,710.04         166.46      48,655.99
-------------------------------------------------------------------------------------------------------------------------------
Paul D Sturgill                            227239275           3400              1      28,491.00          94.14      28,462.61
-------------------------------------------------------------------------------------------------------------------------------
Joel K Campbell                            409130316           3401             79      29,542.95         106.70      29,504.43
-------------------------------------------------------------------------------------------------------------------------------
Randy J Patterson                          408290019           3402             19      23,767.02          80.00      23,741.87
-------------------------------------------------------------------------------------------------------------------------------
Daniel W Williams                          412497052           3403            313      19,413.66         117.63      19,340.83
-------------------------------------------------------------------------------------------------------------------------------
Joseph E Lowry                             409233270           3404             10      44,422.15         148.13      44,376.53
-------------------------------------------------------------------------------------------------------------------------------
Brian P Bowers                             412517100           3405             32      32,806.00         111.98      32,769.73
-------------------------------------------------------------------------------------------------------------------------------
Alan Moyers                                413889047           3430            167      26,673.43         117.73      26,617.25
-------------------------------------------------------------------------------------------------------------------------------
Jimmie A Hensley                           413981499           3431            167      21,288.49         131.97      21,205.65
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey A Campbell                         414198865           3500             51      43,216.43         156.28      43,159.88
-------------------------------------------------------------------------------------------------------------------------------
David S Rosenbalm                          413431484           3501             44      33,931.30         117.40      33,892.20
-------------------------------------------------------------------------------------------------------------------------------
Thomas L Smawley, Jr                       413044137           3502              1      27,798.00          91.85      27,770.30
-------------------------------------------------------------------------------------------------------------------------------
William G Ritch                            239041530           3503              4      30,047.67          99.59      30,017.42
-------------------------------------------------------------------------------------------------------------------------------
William R Leighton                         227253300           3504             75      23,843.04          85.66      23,812.40
-------------------------------------------------------------------------------------------------------------------------------
Mark J Ogilvie                             409894741           3505              4      32,485.37         107.66      32,452.68
-------------------------------------------------------------------------------------------------------------------------------
Kirby W Collier                            256087135            100             59      44,199.54         155.67      44,145.87
-------------------------------------------------------------------------------------------------------------------------------
A Copeland Ii                              255612566            101            108      29,461.66         110.73      29,418.92
-------------------------------------------------------------------------------------------------------------------------------
Elishia Wright                             259848969            102             55      31,812.13         137.00      31,748.54
-------------------------------------------------------------------------------------------------------------------------------
Robert E Tompkins                          256489957            103            187      15,028.40          97.37      14,965.71
-------------------------------------------------------------------------------------------------------------------------------
Jack Pope                                  252842995            104            187      14,340.79          92.55      14,281.33
-------------------------------------------------------------------------------------------------------------------------------
Courtney L. Hampton                        414373094            105             76      31,945.69         114.92      31,904.49
-------------------------------------------------------------------------------------------------------------------------------
Darnell Reid                               259459920            106            128      40,162.18         155.56      40,099.30
-------------------------------------------------------------------------------------------------------------------------------
Emmett Stringer                            427433206            205            149      31,197.05         125.03      31,144.01
-------------------------------------------------------------------------------------------------------------------------------
Clarence Hampton                           414371565            206            330      14,286.61          92.59      14,226.99
-------------------------------------------------------------------------------------------------------------------------------
Clarence Jackson Jr                        257276489            208             39      42,327.78         145.62      42,279.84
-------------------------------------------------------------------------------------------------------------------------------
David Boone                                 75481174            211             70      41,182.00         177.35      41,099.69
-------------------------------------------------------------------------------------------------------------------------------
Rudolph Fluellen                           257743158            214            188      36,453.09         156.99      36,380.22
-------------------------------------------------------------------------------------------------------------------------------
Vawter James E                             414803954            324             48      29,694.39         114.48      29,648.44
-------------------------------------------------------------------------------------------------------------------------------
Gary D White                               415969140            325             79      31,364.12         113.27      31,323.23
-------------------------------------------------------------------------------------------------------------------------------
David R Mckinney                           296525024            326            138      22,837.48          89.88      22,800.30
-------------------------------------------------------------------------------------------------------------------------------
Nathan L Martin, Jr                        408255239            327             40      32,781.90         112.91      32,744.64
-------------------------------------------------------------------------------------------------------------------------------
Eslinger Timothy                           414987670            331             41      18,871.73          84.01      18,831.27
-------------------------------------------------------------------------------------------------------------------------------
Bonner Norman L                            410646916            332            357      21,682.52         158.96      21,573.60
-------------------------------------------------------------------------------------------------------------------------------
Leonard Williams                           260474074            335             27      27,537.23          93.49      27,507.29
-------------------------------------------------------------------------------------------------------------------------------
Parker Larry R. Jr                         412377736            337             41      20,175.04         147.90      20,073.70
-------------------------------------------------------------------------------------------------------------------------------
Tony R Brock                               253319816            420             19      50,299.67         176.51      50,239.24
-------------------------------------------------------------------------------------------------------------------------------
James S Johnson                            253946049            422             19      43,394.49         281.19      43,213.44
-------------------------------------------------------------------------------------------------------------------------------
Michael S Wilson                           254596757            423             19      35,596.68         119.81      35,559.02
-------------------------------------------------------------------------------------------------------------------------------
Ernest E Clyde                             253080951            429             24      43,425.86         156.22      43,369.85
-------------------------------------------------------------------------------------------------------------------------------
Trance Jackson                             259471009            431             19      33,936.07         124.87      33,889.51
-------------------------------------------------------------------------------------------------------------------------------
Theresa Hammond                            258297651            432             19      40,624.89         136.74      40,581.90
-------------------------------------------------------------------------------------------------------------------------------
Scottie Brown Jr                           255110795            435             57      62,091.57         218.15      62,016.71
-------------------------------------------------------------------------------------------------------------------------------
Roy Cunningham                             429435377            436            132      33,122.04         129.10      33,069.38
-------------------------------------------------------------------------------------------------------------------------------
Jerry Sayles                               253436180            437            117      32,517.57         123.85      32,468.76
-------------------------------------------------------------------------------------------------------------------------------
Stacy Johnson                              255235959            438              6      49,520.81         164.46      49,470.63
-------------------------------------------------------------------------------------------------------------------------------
James Evans                                587440325            439            104      37,625.56         140.60      37,571.79
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                          Page 8

-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Crafton                            415068835            440            176      35,131.96         147.80      35,065.23
-------------------------------------------------------------------------------------------------------------------------------
Charlie R Burns                            252316168            441            151      19,379.27         124.02      19,299.97
-------------------------------------------------------------------------------------------------------------------------------
Clinton D Willis                           258682089            521            330      21,110.68         136.80      21,022.60
-------------------------------------------------------------------------------------------------------------------------------
J Klemm                                    258438418            522            135      30,490.22         119.41      30,441.17
-------------------------------------------------------------------------------------------------------------------------------
Donald Williams                            253413430            523            101      46,991.90         174.85      46,925.49
-------------------------------------------------------------------------------------------------------------------------------
Byron Williams                             255275433            524            108      39,238.79         147.47      39,181.87
-------------------------------------------------------------------------------------------------------------------------------
Brian Miller                               257066177            525            171      29,666.80         123.65      29,611.61
-------------------------------------------------------------------------------------------------------------------------------
Wesley Sloan                               259477246            526             80      37,554.58         135.81      37,505.43
-------------------------------------------------------------------------------------------------------------------------------
Henry S Dorsette                           263491186            532             23      51,467.25         173.97      51,412.05
-------------------------------------------------------------------------------------------------------------------------------
Joe M Landress                             260788935            533             19      29,560.00         190.75      29,437.47
-------------------------------------------------------------------------------------------------------------------------------
William C Megesi                           278663544            534             19      30,010.54         166.66      29,913.14
-------------------------------------------------------------------------------------------------------------------------------
Brian Roberts                              252652696            535             61      28,379.03         148.21      28,296.31
-------------------------------------------------------------------------------------------------------------------------------
Billy J Earle                              257317205            536             13      42,587.84         142.45      42,543.67
-------------------------------------------------------------------------------------------------------------------------------
Jeff Kelley                                256022840            538             89      34,439.22         140.95      34,377.75
-------------------------------------------------------------------------------------------------------------------------------
Malcome Scott Kimble                       252299005            539             89      46,139.89         178.15      46,068.22
-------------------------------------------------------------------------------------------------------------------------------
Julian Howard                              253112461            600             13      47,527.28         158.97      47,477.99
-------------------------------------------------------------------------------------------------------------------------------
Sandra D Thompson                          257112433            601            330      21,974.30         142.38      21,882.63
-------------------------------------------------------------------------------------------------------------------------------
James J Mcgrath                            254765782            603            330      20,692.52         134.09      20,606.18
-------------------------------------------------------------------------------------------------------------------------------
James R Moore                              253947325            604             22      39,438.07         148.44      39,380.64
-------------------------------------------------------------------------------------------------------------------------------
Kevin Jenkins                              257453217            605              8      47,269.78         175.15      47,203.71
-------------------------------------------------------------------------------------------------------------------------------
Sylvester Harris                           260132480            606             46      25,278.37         113.25      25,223.45
-------------------------------------------------------------------------------------------------------------------------------
Derrek Padgett                              61587842            724            107      50,609.76         189.93      50,536.62
-------------------------------------------------------------------------------------------------------------------------------
Dwane A White                              243985298            731             77      29,996.25         108.05      29,957.42
-------------------------------------------------------------------------------------------------------------------------------
Emanuel Williams                           255900685            735              6      31,561.22         104.81      31,529.24
-------------------------------------------------------------------------------------------------------------------------------
Steven L Crosby                            250499359            901             44      12,185.98          42.16      12,171.94
-------------------------------------------------------------------------------------------------------------------------------
Willie Riggins                             256868623            902            165       8,605.06          37.43       8,587.49
-------------------------------------------------------------------------------------------------------------------------------
Maverick Jackson                           247085624            903            165      11,749.34          48.43      11,728.02
-------------------------------------------------------------------------------------------------------------------------------
Frank Toomey Jr                            253849092            906            122      17,970.77          68.96      17,943.28
-------------------------------------------------------------------------------------------------------------------------------
Nathan Munson                              253297148            907             93      25,988.51          95.63      25,952.85
-------------------------------------------------------------------------------------------------------------------------------
Troy Mealing                               250275743            908            102      17,682.40          65.89      17,657.32
-------------------------------------------------------------------------------------------------------------------------------
Frank Newbegin                             256552892            909             53      16,716.80          64.65      16,690.73
-------------------------------------------------------------------------------------------------------------------------------
Daniel J Haag                              471882238            910             20      16,857.67          56.80      16,839.77
-------------------------------------------------------------------------------------------------------------------------------
George Hopper                              252337751            913             29      21,854.99          74.36      21,831.06
-------------------------------------------------------------------------------------------------------------------------------
Robert F Christy                           254842748           1001             10       4,913.98          32.81       4,892.51
-------------------------------------------------------------------------------------------------------------------------------
Joe L Armstrong                            258709107           1002             10      21,076.17          83.35      21,041.46
-------------------------------------------------------------------------------------------------------------------------------
Douglas Oliver                             258536083           1003             10      35,966.82         150.46      35,899.36
-------------------------------------------------------------------------------------------------------------------------------
Jason Weaver                               255355607           1004             10      37,961.28         149.39      37,899.49
-------------------------------------------------------------------------------------------------------------------------------
Arnold Kranats                             254842983           1005            188      35,026.95         150.84      34,956.94
-------------------------------------------------------------------------------------------------------------------------------
Douglas Wice, Jr                           238378870           1006             47      35,517.03         123.32      35,475.67
-------------------------------------------------------------------------------------------------------------------------------
Charles Lovell                             255708404           1007            307      10,096.26          59.82      10,059.74
-------------------------------------------------------------------------------------------------------------------------------
Patrick Sowell                             260538372           1008              8      58,873.52         195.91      58,813.47
-------------------------------------------------------------------------------------------------------------------------------
Jay W Yarter                               253274646           1103            248      25,899.38         151.85      25,807.30
-------------------------------------------------------------------------------------------------------------------------------
Joseph M Chancey                           258598490           1104            106      44,228.63         165.74      44,164.96
-------------------------------------------------------------------------------------------------------------------------------
Michael Olson                              254694182           1105              1      65,670.00         216.99      65,604.56
-------------------------------------------------------------------------------------------------------------------------------
Derek Jenkins                              252049232           1107             71      43,331.09         168.09      43,262.99
-------------------------------------------------------------------------------------------------------------------------------
Shawn Holmes                               260612753           1108             47      50,706.34         176.05      50,647.30
-------------------------------------------------------------------------------------------------------------------------------
Terry Lawson                               252277725           1109             50      47,180.92         164.39      47,125.41
-------------------------------------------------------------------------------------------------------------------------------
Anthony Batchelor                          255492321           1110            129      14,151.34          66.19      14,117.81
-------------------------------------------------------------------------------------------------------------------------------
Philip C Hannay                            256069390           1111             71      35,810.41         128.01      35,765.04
-------------------------------------------------------------------------------------------------------------------------------
Jason Ray Murray                           260512457           1113             37      55,043.42         188.94      54,981.50
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                          Page 9

-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Head                               259021094           1114             20      30,067.21         101.31      30,035.29
-------------------------------------------------------------------------------------------------------------------------------
James C Gunter                             254513365           1122            248      21,757.36         129.90      21,677.67
-------------------------------------------------------------------------------------------------------------------------------
Mike Aro                                   259841674           1123             46      29,168.83         129.29      29,106.85
-------------------------------------------------------------------------------------------------------------------------------
David Wells                                254848702           1201             52      29,299.51         171.18      29,195.94
-------------------------------------------------------------------------------------------------------------------------------
David Mclane                               255867758           1202             52      25,036.17         110.04      24,983.91
-------------------------------------------------------------------------------------------------------------------------------
Joseph Weaver                              255355734           1203            136      30,609.34         131.55      30,548.43
-------------------------------------------------------------------------------------------------------------------------------
Larry T Williams                           260703700           1204            337      16,646.84         111.12      16,574.14
-------------------------------------------------------------------------------------------------------------------------------
Thomas C Songer                            430708061           1205             52      17,522.81         116.99      17,446.26
-------------------------------------------------------------------------------------------------------------------------------
Nathan W Witcher                           257769959           1206            136      14,851.94          98.72      14,787.49
-------------------------------------------------------------------------------------------------------------------------------
William M Wilson                           248909508           1207             54      27,009.29          94.55      26,977.07
-------------------------------------------------------------------------------------------------------------------------------
Ricky Slingluff                            483561604           1210            193      26,464.43         115.12      26,410.38
-------------------------------------------------------------------------------------------------------------------------------
Ronald Tillman                             266418474           1213             37      30,226.54         103.76      30,192.53
-------------------------------------------------------------------------------------------------------------------------------
Timmy L Arthur                             259768977           1214             46      43,023.55         155.18      42,967.66
-------------------------------------------------------------------------------------------------------------------------------
Paul Seabolt                               259497938           1215             46      30,716.01         120.49      30,666.40
-------------------------------------------------------------------------------------------------------------------------------
Troy Gabriel                               260410626           1216             30      28,850.25          98.26      28,818.57
-------------------------------------------------------------------------------------------------------------------------------
James Adam Noll                            215700287           1309             54      39,812.70         139.38      39,765.20
-------------------------------------------------------------------------------------------------------------------------------
James Marsh                                417909331           1310             50      17,235.25          83.22      17,191.80
-------------------------------------------------------------------------------------------------------------------------------
Michael Mcwaters                           258049082           1311             50      30,247.67         161.77      30,155.70
-------------------------------------------------------------------------------------------------------------------------------
Jason Keith Payne                          252293632           1312             40      58,685.37         202.12      58,618.68
-------------------------------------------------------------------------------------------------------------------------------
Ralph E Puckett                            255780564           1313            117      20,961.42         139.94      20,869.85
-------------------------------------------------------------------------------------------------------------------------------
Allen R Grant                              214421053           1314             31      54,064.84         184.35      54,005.25
-------------------------------------------------------------------------------------------------------------------------------
Charles Overby                             257863287           1315            121      39,893.67         152.86      39,832.87
-------------------------------------------------------------------------------------------------------------------------------
Allan Jay Blalock                          259595612           1316             50      48,432.85         168.75      48,375.87
-------------------------------------------------------------------------------------------------------------------------------
Anthony R Fuller                           256805672           1402            337       3,878.30          25.91       3,861.34
-------------------------------------------------------------------------------------------------------------------------------
Donald H Robinson                          252944059           1405            122      14,874.02          99.31      14,809.03
-------------------------------------------------------------------------------------------------------------------------------
Lamar Y Simmons                            252805499           1407            336      32,421.00         215.52      32,280.30
-------------------------------------------------------------------------------------------------------------------------------
Travis G Smith                             260379745           1408            337      26,109.14         174.30      25,995.09
-------------------------------------------------------------------------------------------------------------------------------
Glenn W Spooner                            184342453           1411            337      17,039.45         113.77      16,965.00
-------------------------------------------------------------------------------------------------------------------------------
Jimmy Lance                                255391323           1415             50      26,208.32         108.83      26,159.97
-------------------------------------------------------------------------------------------------------------------------------
Timothy Jordan                             260375936           1501            282      30,336.85         165.28      30,241.58
-------------------------------------------------------------------------------------------------------------------------------
Gerald F Ashworth                          257788255           1502            337      24,779.68         165.45      24,671.41
-------------------------------------------------------------------------------------------------------------------------------
Danny Weaver                               258802147           1503            337      19,305.46         128.89      19,221.12
-------------------------------------------------------------------------------------------------------------------------------
Donnie S Scott                             259988448           1504            337      21,356.96         142.58      21,263.67
-------------------------------------------------------------------------------------------------------------------------------
Kevin M Fields                             253375001           1505            337      22,908.87         152.96      22,808.78
-------------------------------------------------------------------------------------------------------------------------------
James Foley                                341662397           1506            159      33,342.46         135.97      33,283.43
-------------------------------------------------------------------------------------------------------------------------------
Robert E Hart                              257611351           1507            170      32,438.50         134.95      32,378.41
-------------------------------------------------------------------------------------------------------------------------------
Billy Payne                                255294997           1508            231      40,494.09         191.68      40,395.86
-------------------------------------------------------------------------------------------------------------------------------
Robert Renew                               257826841           1610            234      30,291.14         144.44      30,216.60
-------------------------------------------------------------------------------------------------------------------------------
Philip Hannay                              255880656           1611             61      35,827.90         126.49      35,784.09
-------------------------------------------------------------------------------------------------------------------------------
Ricardo Van Valen                          256452968           1612             20      32,273.81         108.74      32,239.55
-------------------------------------------------------------------------------------------------------------------------------
John Armistead                             260926533           1613            137      34,338.58         134.91      34,282.91
-------------------------------------------------------------------------------------------------------------------------------
James E Masters                            252199602           1614             86      31,009.16         175.64      30,905.08
-------------------------------------------------------------------------------------------------------------------------------
Marshall Biggs                             255312820           1615            283      27,495.40         150.74      27,408.11
-------------------------------------------------------------------------------------------------------------------------------
Joseph Bradley York                        414479324           1701              1      36,844.00         121.74      36,807.28
-------------------------------------------------------------------------------------------------------------------------------
Rex H Hall                                 242867463           1702            161      18,401.22         121.80      18,321.88
-------------------------------------------------------------------------------------------------------------------------------
Harold E Thurman                           257725590           1705            113      16,242.92         108.44      16,171.96
-------------------------------------------------------------------------------------------------------------------------------
Stacy Lynn Curtis                          253539991           1706             36      54,093.34         185.47      54,032.70
-------------------------------------------------------------------------------------------------------------------------------
James Wright                               257028786           1707            337      22,189.12         148.13      22,092.20
-------------------------------------------------------------------------------------------------------------------------------
Donald J Godfrey                           412351756           1709             34      40,064.28         137.06      40,019.68
-------------------------------------------------------------------------------------------------------------------------------
Fred W Kite                                413214274           1801             32      27,530.39          93.97      27,499.95
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 10

-------------------------------------------------------------------------------------------------------------------------------
Randy L Moon                               413026016           1802             85      38,252.38         139.24      38,201.41
-------------------------------------------------------------------------------------------------------------------------------
John M Mcfarlen                            418081999           1803             32      37,065.21         126.52      37,024.23
-------------------------------------------------------------------------------------------------------------------------------
James Robert Pigg                          420648255           1805             32      28,633.77          97.74      28,602.11
-------------------------------------------------------------------------------------------------------------------------------
Phillip Brent Moyers                       414290200           1807             32      24,636.05          84.09      24,608.81
-------------------------------------------------------------------------------------------------------------------------------
Donnie Humphrey                            411903194           1809              6      23,700.74          78.71      23,676.72
-------------------------------------------------------------------------------------------------------------------------------
Sammie D Logue Jr                          409908379           1810             32      38,613.94         131.81      38,571.24
-------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Soroky                          270766453           1911             32      41,043.77         140.10      40,998.39
-------------------------------------------------------------------------------------------------------------------------------
Edmund Ducharme                            557252751           1912             32      54,779.76         186.99      54,719.18
-------------------------------------------------------------------------------------------------------------------------------
David A Martin                             415024261           1913              6      26,496.70          87.99      26,469.86
-------------------------------------------------------------------------------------------------------------------------------
Thomas G Alling                              7682841           1915             32      22,893.36          78.15      22,868.04
-------------------------------------------------------------------------------------------------------------------------------
Dwayne Leroy Jones                         412021944           1920             32      10,541.77          35.98      10,530.12
-------------------------------------------------------------------------------------------------------------------------------
Scott Dowling                              260980401           1921             15      16,887.38          56.60      16,869.75
-------------------------------------------------------------------------------------------------------------------------------
Darrell Ward                               401021997           1922             32      14,636.37          49.96      14,620.19
-------------------------------------------------------------------------------------------------------------------------------
Mario D. Coleman                           415575936           1923             32      24,084.16          82.21      24,057.53
-------------------------------------------------------------------------------------------------------------------------------
Omar Y Walker                              414411750           1924             32      22,438.61          76.59      22,413.80
-------------------------------------------------------------------------------------------------------------------------------
Anthony L Wainman                          414377487           1925              6      14,586.62          48.44      14,571.84
-------------------------------------------------------------------------------------------------------------------------------
Evans T Carey                              412197292           1926             32      11,596.64          39.59      11,583.81
-------------------------------------------------------------------------------------------------------------------------------
Vincent Fowlkes                            415196528           1930             32      37,481.50         127.94      37,440.06
-------------------------------------------------------------------------------------------------------------------------------
James Todd Ford                            412250646           1931             32      18,518.12          63.21      18,497.64
-------------------------------------------------------------------------------------------------------------------------------
John L Cross                               414431746           1932             16      20,937.01          70.25      20,915.08
-------------------------------------------------------------------------------------------------------------------------------
Lance Cannon                               408111783           1933             15      26,972.42          90.41      26,944.25
-------------------------------------------------------------------------------------------------------------------------------
Dylan Smith                                409291913           1934             52      21,818.22          88.36      21,780.21
-------------------------------------------------------------------------------------------------------------------------------
Paul K. Cone                               262735108           2001             32      21,073.78          71.93      21,050.48
-------------------------------------------------------------------------------------------------------------------------------
Lawrence M Buchanan                        412331594           2002             32      14,345.94          48.97      14,330.08
-------------------------------------------------------------------------------------------------------------------------------
Gary J Frye                                261316386           2003             32      25,768.49          87.96      25,740.00
-------------------------------------------------------------------------------------------------------------------------------
Estel L Vaughn                             411889688           2004             32      33,890.18         115.68      33,852.71
-------------------------------------------------------------------------------------------------------------------------------
Scott Floyd                                409041768           2007             32      23,793.72          81.22      23,767.41
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey F Brown                            139605848           2008              7      23,130.06          76.89      23,106.55
-------------------------------------------------------------------------------------------------------------------------------
Theron Dawson                              257617668           2009             32      27,733.46          94.67      27,702.79
-------------------------------------------------------------------------------------------------------------------------------
Thomas E Ware                              411311264           2010             32      26,513.99          90.50      26,484.68
-------------------------------------------------------------------------------------------------------------------------------
Jerry W Biggs                              424563450           2101            171      20,910.94         137.81      20,821.39
-------------------------------------------------------------------------------------------------------------------------------
Stanley C Chatman, Sr                      259882319           2102             47      36,564.12         126.95      36,521.55
-------------------------------------------------------------------------------------------------------------------------------
Daniel C Renaud                             29307211           2104            330      15,766.78         102.17      15,700.99
-------------------------------------------------------------------------------------------------------------------------------
Ronald E Turner                            260705414           2105            334      20,988.91         138.33      20,899.02
-------------------------------------------------------------------------------------------------------------------------------
David Titus                                239968591           2106             15      59,012.11         197.80      58,950.49
-------------------------------------------------------------------------------------------------------------------------------
William M Dempsey                          253986250           2107             64      33,226.92         117.74      33,185.86
-------------------------------------------------------------------------------------------------------------------------------
Jimmy R Henderson                          259862539           2301            334      23,457.27         154.60      23,356.80
-------------------------------------------------------------------------------------------------------------------------------
Malcolm Downing                            132589846           2302              8      42,211.35         140.47      42,168.29
-------------------------------------------------------------------------------------------------------------------------------
Mitchell Descoteau                         612093667           2303              6      49,102.93         163.07      49,053.17
-------------------------------------------------------------------------------------------------------------------------------
Scott A Cottrill                           293566741           2304             63      49,240.77         174.27      49,180.13
-------------------------------------------------------------------------------------------------------------------------------
Paul Leggett                               254332993           2305             51      26,526.53         129.38      26,458.37
-------------------------------------------------------------------------------------------------------------------------------
James H Parker                             260270708           2306            122      14,488.05          95.48      14,426.00
-------------------------------------------------------------------------------------------------------------------------------
Joseph Emory                               255067013           2310              6      40,934.04         135.94      40,892.56
-------------------------------------------------------------------------------------------------------------------------------
William A Gattis Jr                        258597238           2311            133      15,370.68          73.61      15,332.54
-------------------------------------------------------------------------------------------------------------------------------
Michael Forney                             460558519           2314             82      45,622.44         165.41      45,562.31
-------------------------------------------------------------------------------------------------------------------------------
Al Gattis                                  255803904           2315             12      38,434.02         128.42      38,394.29
-------------------------------------------------------------------------------------------------------------------------------
John S Bowles                              255944362           2501             55      40,774.32         142.91      40,725.50
-------------------------------------------------------------------------------------------------------------------------------
Cheryl D Johnston                          427922374           2502            346      17,524.11         121.83      17,442.72
-------------------------------------------------------------------------------------------------------------------------------
Larry E Hamby                              259863756           2503            218      24,672.12         171.52      24,557.54
-------------------------------------------------------------------------------------------------------------------------------
Joseph Phagan                              259174299           2504            146      26,183.31         104.42      26,139.31
-------------------------------------------------------------------------------------------------------------------------------


                                                                                              ATTACHMENT TO ANNEX C
                                                                                                            Page 11

Mike Cook                          258728955             2505   179        24,122.78           102.07     24,076.38
-------------------------------------------------------------------------------------------------------------------
Michael B Smith Sr                 259027116             2506    13        30,881.40           103.29     30,849.37
-------------------------------------------------------------------------------------------------------------------
Robert Jenkins                     259270475             2507   133        27,245.51           106.37     27,202.01
-------------------------------------------------------------------------------------------------------------------
James Pitts                        257807109             2508    66        30,946.68           157.53     30,860.57
-------------------------------------------------------------------------------------------------------------------
Michael Todd                       256198096             2509     1        35,990.00           118.92     35,954.13
-------------------------------------------------------------------------------------------------------------------
Timothy R Mccormick                422254106             2510    66        48,779.32           173.28     48,718.61
-------------------------------------------------------------------------------------------------------------------
James H Davis                      258909791             2512    66        35,031.21           124.44     34,987.61
-------------------------------------------------------------------------------------------------------------------
Mike E Pruitt                      253293026             2601    96        19,108.33           125.40     19,027.03
-------------------------------------------------------------------------------------------------------------------
John Seay                          255725553             2602    96        45,913.88           177.83     45,842.01
-------------------------------------------------------------------------------------------------------------------
Eric Middleton                     557611700             2603    96        31,328.43           124.31     31,276.42
-------------------------------------------------------------------------------------------------------------------
Joe Ray                            257864713             2604   178        15,769.01           104.37     15,701.03
-------------------------------------------------------------------------------------------------------------------
Robert E Mimna                     162486131             2605   114        42,244.34           277.21     42,064.62
-------------------------------------------------------------------------------------------------------------------
Timothy A Firebaugh                254319352             2606     8        24,839.02           163.00     24,733.34
-------------------------------------------------------------------------------------------------------------------
Michael Tedesco                    144585234             2607    25        66,273.44           232.29     66,194.09
-------------------------------------------------------------------------------------------------------------------
Robin C Horton                     253982061             2608    96        27,721.60           181.92     27,603.65
-------------------------------------------------------------------------------------------------------------------
Martin A Paine                     256965362             2701    16        49,457.05           165.94     49,405.24
-------------------------------------------------------------------------------------------------------------------
Charles A Straub                    49540549             2702   176        22,436.93           147.87     22,340.84
-------------------------------------------------------------------------------------------------------------------
Robert W Huff                      253865340             2703    65        44,807.29           158.97     44,751.72
-------------------------------------------------------------------------------------------------------------------
Patrick Kaliher                    265516141             2704    48        48,308.16           171.60     48,248.04
-------------------------------------------------------------------------------------------------------------------
Sam English                        252195677             2705   178        25,601.90           168.73     25,492.25
-------------------------------------------------------------------------------------------------------------------
Gregory C Heeter                   305925555             2707    45        35,198.90           121.93     35,158.20
-------------------------------------------------------------------------------------------------------------------
Benjamin Gifford                   252638956             2709   120        41,907.35           160.32     41,843.74
-------------------------------------------------------------------------------------------------------------------
Alfred Foster                      254218951             2710    77        32,144.76           128.84     32,090.10
-------------------------------------------------------------------------------------------------------------------
James Heeter                       313504620             2711    96        37,116.09           142.00     37,059.74
-------------------------------------------------------------------------------------------------------------------
David Brown                        256556009             2801    77        30,947.80           120.06     30,899.16
-------------------------------------------------------------------------------------------------------------------
Joseph E Lee                       260723210             2802    48        28,803.89           189.82     28,680.54
-------------------------------------------------------------------------------------------------------------------
William Skeen                      252398528             2803   193        31,333.35           136.30     31,269.36
-------------------------------------------------------------------------------------------------------------------
Johnny Johnson                     258331002             2804   171        17,097.30           112.67     17,024.09
-------------------------------------------------------------------------------------------------------------------
Jerry R Wiley                      256632790             2805   241        24,992.45           135.25     24,914.87
-------------------------------------------------------------------------------------------------------------------
Abdimalik S M Abdi                 256899267             2807    26        65,293.41           221.42     65,222.67
-------------------------------------------------------------------------------------------------------------------
Robert Vollmer                     219383542             2808   188        13,343.57            57.46     13,316.90
-------------------------------------------------------------------------------------------------------------------
Ronald E Nesmith                   255478227             2902    27        24,091.80           119.99     24,027.41
-------------------------------------------------------------------------------------------------------------------
Donnie Warren                      254310509             2904    27        15,489.67            87.45     15,437.97
-------------------------------------------------------------------------------------------------------------------
William A Davis                    332686986             2905    24        45,057.72           242.45     44,919.25
-------------------------------------------------------------------------------------------------------------------
Gary S Titshaw                     252909238             2906    31        45,856.81           156.36     45,806.27
-------------------------------------------------------------------------------------------------------------------
Gary Rounsaville                   414216279             2907    19        42,920.21           144.46     42,874.80
-------------------------------------------------------------------------------------------------------------------
Emory Sharpton                     254275121             2908    51        15,421.54            80.54     15,376.59
-------------------------------------------------------------------------------------------------------------------
Stephen Floyd                      258139573             2911    12        44,125.14           147.44     44,079.53
-------------------------------------------------------------------------------------------------------------------
Jeffrey P Dodson                   254514829             3003     6        46,635.38           154.87     46,588.13
-------------------------------------------------------------------------------------------------------------------
Eric Carne                         259395480             3004   262        21,089.02           108.27     21,029.42
-------------------------------------------------------------------------------------------------------------------
Russell W Dudley                    48641069             3005    39        45,449.24           156.36     45,397.76
-------------------------------------------------------------------------------------------------------------------
Dwayne D Spencer                   253453597             3006    31        74,667.46           254.60     74,585.17
-------------------------------------------------------------------------------------------------------------------
Salahaldin Abdallah-Aljaber        263771799             3007    27        51,063.06           175.28     51,005.62
-------------------------------------------------------------------------------------------------------------------
William C Hammond                  414433181             3009    36        33,941.96           116.38     33,903.91
-------------------------------------------------------------------------------------------------------------------
Jeffery W Durham                   419130322             3201    70        36,346.31           129.76     36,300.43
-------------------------------------------------------------------------------------------------------------------
Durham Jerry L                     423529149             3204   261        27,003.63           140.21     26,925.74
-------------------------------------------------------------------------------------------------------------------
Leigh A Durham                     437438693             3205    83        26,674.36            97.10     26,638.82
-------------------------------------------------------------------------------------------------------------------
Segrest Gene                       416626874             3211    76        17,356.96           110.19     17,286.82
-------------------------------------------------------------------------------------------------------------------
Patrick M Borders                  418025850             3214    40        26,536.30            91.40     26,506.14
-------------------------------------------------------------------------------------------------------------------
Bryan Battles                      423177314             3301    37        40,372.95           138.58     40,327.54
===================================================================================================================


                                                                                              ATTACHMENT TO ANNEX C
                                                                                                            Page 12


James D Langley Jr                 420177886             3303    71        28,988.78           103.62     28,952.06
-------------------------------------------------------------------------------------------------------------------
Hall, Jimmy Louis                  424804815             3304   493         2,164.71            76.20      2,093.51
-------------------------------------------------------------------------------------------------------------------
Hall Gerald G                      417946037             3305    76        25,864.01           102.45     25,821.25
-------------------------------------------------------------------------------------------------------------------
Evans Ordie                        424526718             3307    76         4,726.54           174.50      4,562.95
-------------------------------------------------------------------------------------------------------------------
Craig D Kuykendall                 419922759             3330   127        33,709.04           130.35     33,656.48
-------------------------------------------------------------------------------------------------------------------
Donald H Morgan                    419709156             3331    71        26,918.08            96.22     26,883.98
-------------------------------------------------------------------------------------------------------------------
Carpenter Steve O                  421949210             3401   159        33,423.60           136.30     33,364.43
-------------------------------------------------------------------------------------------------------------------
Christopher R Bullard              418941134             3403    24        46,129.13           156.10     46,079.48
-------------------------------------------------------------------------------------------------------------------
Douglas E Holland                  570154481             3404    34        40,199.28           137.53     40,154.52
-------------------------------------------------------------------------------------------------------------------
Earl Lybrand                       418949533             3405    99        38,649.38           143.41     38,595.16
-------------------------------------------------------------------------------------------------------------------
Thomas R Bullard                   419629799             3420    64        41,477.45           146.98     41,426.19
-------------------------------------------------------------------------------------------------------------------
Michael E Shankles                 408112148             3431    36        27,408.21            93.97     27,377.49
-------------------------------------------------------------------------------------------------------------------
Jeffrey B Littlejohn               252518318             3501    74        42,433.37           152.26     42,379.03
-------------------------------------------------------------------------------------------------------------------
Vincente Reyna                     265736847             3503    13        40,197.18           134.45     40,155.49
-------------------------------------------------------------------------------------------------------------------
Sammuel L Mann                     227277292             3504    20        49,700.21           167.46     49,647.44
-------------------------------------------------------------------------------------------------------------------
Russell E Kendall                  445469668             3506     1        54,110.00           178.80     54,056.07
-------------------------------------------------------------------------------------------------------------------
Westerfield David                  267869527             3507   357        17,726.46           129.96     17,637.41
-------------------------------------------------------------------------------------------------------------------
John J Waller Sr                   257663561             3508    57        28,168.12            98.96     28,134.16
-------------------------------------------------------------------------------------------------------------------
Gordon T Erickson                   98443540             3509    37        39,150.18           134.39     39,106.14
-------------------------------------------------------------------------------------------------------------------
William D Vandagriff               412940893             3603     7        55,156.24           183.36     55,100.16
-------------------------------------------------------------------------------------------------------------------
Crowder, David A                   252354195             3604    65         9,664.66            70.85      9,616.11
-------------------------------------------------------------------------------------------------------------------
Miles E Burnham                    253356096             3605    31        42,377.74           144.50     42,331.03
-------------------------------------------------------------------------------------------------------------------
Newsome Phillip A                  413255635             3606    65        20,914.72           107.36     20,855.62
-------------------------------------------------------------------------------------------------------------------
James H Mcwilliams                 409614268             3607    74        22,238.71            79.80     22,210.23
-------------------------------------------------------------------------------------------------------------------
Randall Burnham                    256457557             3608    13        33,444.15           113.54     33,407.79
-------------------------------------------------------------------------------------------------------------------
Oneal John Timothy                 412236839             3701   159        22,775.86            92.88     22,735.54
-------------------------------------------------------------------------------------------------------------------
Sharp Micheal G                    415902104             3702   231        18,962.70            78.28     18,928.18
-------------------------------------------------------------------------------------------------------------------
Johnny W Denton                    414060962             3703    26        26,698.01            90.54     26,669.08
-------------------------------------------------------------------------------------------------------------------
Chip Ingram Jr                     417138517             3704     8        30,037.48            99.96     30,006.84
-------------------------------------------------------------------------------------------------------------------
Ricky L Botts                      415023569             3705    16        34,162.87           114.63     34,127.08
-------------------------------------------------------------------------------------------------------------------
Alan Tiller                        414083240             3706    41        29,257.68           108.87     29,216.33
-------------------------------------------------------------------------------------------------------------------
Samuel C Hutcheson                 590341819             3707    36        20,228.25            69.36     20,205.57
-------------------------------------------------------------------------------------------------------------------
Bowen John L                       467960319             3721   357        11,238.49            82.71     11,181.71
-------------------------------------------------------------------------------------------------------------------
Parker David L                     415746361             3722    76         7,743.83            56.77      7,704.93
-------------------------------------------------------------------------------------------------------------------
Wilson Donald S                    415299019             3723   357        17,716.59            89.94     17,667.53
-------------------------------------------------------------------------------------------------------------------
Charles R Hardaway                 413923858             3807    32        34,848.24           118.96     34,809.70
-------------------------------------------------------------------------------------------------------------------
Jason Hart                         414259561             3809    32        31,924.92           108.98     31,889.61
-------------------------------------------------------------------------------------------------------------------
Michael E Mayo                     415922850             3810    32        34,016.03           116.11     33,978.42
-------------------------------------------------------------------------------------------------------------------
Michael White                      252981604             3813    32        21,325.42            72.79     21,301.84
-------------------------------------------------------------------------------------------------------------------
Terry Adams                        550311442             3814    32        38,972.19           133.03     38,929.10
-------------------------------------------------------------------------------------------------------------------
James L Cherry                     223940410             3815    32        13,900.62            47.45     13,885.25
-------------------------------------------------------------------------------------------------------------------
Donald C Barnes                    410271480             3816    32        34,635.37           118.23     34,597.07
-------------------------------------------------------------------------------------------------------------------
Malinda C Baggett                  413238020             3901    32        29,320.99           100.09     29,288.56
-------------------------------------------------------------------------------------------------------------------
Steve L White                      421316042             3902    32         9,389.76            32.05      9,379.38
-------------------------------------------------------------------------------------------------------------------
Scott D Sutton                     411294944             3910    20        12,121.05            40.84     12,108.18
-------------------------------------------------------------------------------------------------------------------
Samuel J Malone, Sr                415723548             3911     6        26,954.41            89.51     26,927.10
-------------------------------------------------------------------------------------------------------------------
Christopher Brewer                 415296540             3912    32        20,967.13            71.57     20,943.95
-------------------------------------------------------------------------------------------------------------------
Gary Hull                          513601467              141    69        19,057.80           118.14     18,983.64
-------------------------------------------------------------------------------------------------------------------
Scott J Andrepont                  433396419              142    83        34,822.48           126.42     34,776.42
-------------------------------------------------------------------------------------------------------------------
Cody J Desormeaux                  435652202              144    43        30,432.48           105.18     30,397.53
===================================================================================================================


                                                                                              Attachment to Annex C
                                                                                                            Page 13

Tommy Stout                        437628984              145   243        20,810.92           101.51     20,757.44
-------------------------------------------------------------------------------------------------------------------
Randy D Pacetti                    433882955              146    22        27,835.09           151.65     27,747.67
-------------------------------------------------------------------------------------------------------------------
Derby Doucet                       438924063              147    74         5,833.76            38.44      5,808.78
-------------------------------------------------------------------------------------------------------------------
Douglas J Matt                     437042867              149    36        54,048.95           185.32     53,988.36
-------------------------------------------------------------------------------------------------------------------
Reginald Joubert                   437630520              200    54        31,881.56           121.06     31,834.07
-------------------------------------------------------------------------------------------------------------------
John B Pousson                     434069179              202     2        39,021.07           129.07     38,982.05
-------------------------------------------------------------------------------------------------------------------
David Morin                          2389716              204    30        20,581.96           187.15     20,442.31
-------------------------------------------------------------------------------------------------------------------
Anthony L Miller                   436029350              210   198        27,101.98           119.12     27,045.40
-------------------------------------------------------------------------------------------------------------------
Robert C Monceaux                  389707013              212   426           965.63           108.16        859.70
-------------------------------------------------------------------------------------------------------------------
Nelson T Soileau, Jr               435471679              214    54        25,116.36           179.64     24,994.68
-------------------------------------------------------------------------------------------------------------------
John A Alloway Jr                  451492479              222   138        45,801.80           180.25     45,727.25
-------------------------------------------------------------------------------------------------------------------
David W Yancy                      439591478              223    59        24,150.09            85.05     24,120.77
-------------------------------------------------------------------------------------------------------------------
Chad J Hollie                      434376140              224    67        39,790.88           141.52     39,741.19
-------------------------------------------------------------------------------------------------------------------
Gregory Lejeune                    434291965              312    18         6,978.01            58.74      6,935.37
-------------------------------------------------------------------------------------------------------------------
Mark W Bueche                      437216871              313   235        29,065.32           138.95     28,993.44
-------------------------------------------------------------------------------------------------------------------
Ronnie Ard                         436357120              315    74        40,186.31           144.20     40,134.85
-------------------------------------------------------------------------------------------------------------------
Prentice J Kraemer                 433216971              318   205        33,924.62           151.34     33,851.57
-------------------------------------------------------------------------------------------------------------------
Norman Williams                    434631744              370    22        50,142.55           169.31     50,088.95
-------------------------------------------------------------------------------------------------------------------
Thaddeus J Boudwin                 437255430              371   245        20,322.87           115.32     20,254.45
-------------------------------------------------------------------------------------------------------------------
Ray A Zeringue                     438470958              372   205        14,398.07           217.28     14,214.02
-------------------------------------------------------------------------------------------------------------------
Gary Boudwin                       435067904              375   171        12,572.54            74.51     12,527.04
-------------------------------------------------------------------------------------------------------------------
Ronnie Venable                     436336627              470    17        48,185.30           178.29     48,118.21
-------------------------------------------------------------------------------------------------------------------
Bobby D Fontenot                   433272423              471     7        44,302.39           152.24     44,252.39
-------------------------------------------------------------------------------------------------------------------
Troy A Mouton                      433494683              476    53        43,460.55           151.97     43,408.87
-------------------------------------------------------------------------------------------------------------------
Tommy Poirier                      439191869              481   156        36,947.00           191.29     36,840.97
-------------------------------------------------------------------------------------------------------------------
John T Parrett                     425920936              484   517           654.49           164.21        491.79
-------------------------------------------------------------------------------------------------------------------
Chris A Lyons                      434044223              485    41         4,645.30            45.69      4,610.33
-------------------------------------------------------------------------------------------------------------------
Bryan D Thibodeaux                 438436542              486    17        50,811.94           170.67     50,758.53
-------------------------------------------------------------------------------------------------------------------
Casey M Dohman                     435398455              487    44        42,077.31           145.59     42,028.82
-------------------------------------------------------------------------------------------------------------------
Kevin S Maynard                    436392288              506   212        32,622.75           159.11     32,538.92
-------------------------------------------------------------------------------------------------------------------
Thomas Cosenza                     436434148              508   115        39,351.02           149.42     39,292.41
-------------------------------------------------------------------------------------------------------------------
Ricky L Cooper                     433399901              509    54        39,015.64           163.83     38,941.85
-------------------------------------------------------------------------------------------------------------------
James E Deslatte                   433847536              530    17        35,848.75           120.41     35,811.07
-------------------------------------------------------------------------------------------------------------------
Billy D Hullett                    463338432              531    64        39,071.91           138.45     39,023.63
-------------------------------------------------------------------------------------------------------------------
Troy L Lambert                     437278774              533    31        42,804.27           145.95     42,757.10
-------------------------------------------------------------------------------------------------------------------
Joseph N Boltz                     523212911              535    71        47,799.34           170.87     47,738.78
-------------------------------------------------------------------------------------------------------------------
Benjamin L Hunt                    433439048              540    17        24,486.24            82.24     24,460.51
-------------------------------------------------------------------------------------------------------------------
John J Buckley                     438530951              541    54        36,465.35           133.81     36,415.69
-------------------------------------------------------------------------------------------------------------------
Kenneth D Chelette                 435556885              542     7        48,089.04           159.86     48,040.15
-------------------------------------------------------------------------------------------------------------------
Nathan Robert                      438172674              544    97        37,641.13           139.28     37,588.71
-------------------------------------------------------------------------------------------------------------------
John Duplechin                     439271533              691   253        17,421.72            87.23     17,374.69
-------------------------------------------------------------------------------------------------------------------
Jeffrey S Zelman                   160647510              692   414         6,053.83           125.92      5,941.88
-------------------------------------------------------------------------------------------------------------------
David S Smith                      438310705              693    17        43,010.72           144.46     42,965.52
-------------------------------------------------------------------------------------------------------------------
Leo Paul Brignac                   433761299              695   161        32,481.58           132.93     32,423.61
-------------------------------------------------------------------------------------------------------------------
James D Sebastien                  437909098              696   386        11,529.61            99.51     11,456.71
-------------------------------------------------------------------------------------------------------------------
Michael P Harrington               433251780              736    88        43,455.04           186.03     43,369.29
-------------------------------------------------------------------------------------------------------------------
John A Fisher                      437574275              737    48        45,564.74           161.66     45,508.23
-------------------------------------------------------------------------------------------------------------------
Randy P Savoy                      439315577              738    68        28,587.64           101.81     28,551.80
-------------------------------------------------------------------------------------------------------------------
Michael Kinsella                   460022328              751    94        40,820.30           150.41     40,764.09
-------------------------------------------------------------------------------------------------------------------
Chris R Pacetti                    433172466              752    22        58,675.64           198.13     58,612.92
===================================================================================================================


                                                                                               Annex to Annex C
                                                                                                        Page 14

Dwayne P Chreene             438941320        756        231           28,256.10        133.76        28,187.55
---------------------------------------------------------------------------------------------------------------
David R Pacetti              433173671        757         80           41,520.25        150.15        41,465.92
---------------------------------------------------------------------------------------------------------------
Darrell J Richard            434042933        861        188           33,978.19        156.01        33,900.59
---------------------------------------------------------------------------------------------------------------
Scott M Zeringue             434677146        863          7           41,234.11        144.87        41,184.40
---------------------------------------------------------------------------------------------------------------
Don L Duhon                  433945766        865         54           14,948.88        163.23        14,820.15
---------------------------------------------------------------------------------------------------------------
Brent J David                435150985        866        112           38,074.72        145.89        38,016.69
---------------------------------------------------------------------------------------------------------------
Thomas E Istre               436602361        867          3           37,471.08        156.17        37,401.38
---------------------------------------------------------------------------------------------------------------
Clint A Crappell             433215561        934          7           36,707.88        122.03        36,670.56
---------------------------------------------------------------------------------------------------------------
Brien P Mabile               436330783        935         60           30,480.45        138.37        30,412.42
---------------------------------------------------------------------------------------------------------------
Ransdal Fontenot             436430575        936        316           17,019.21        104.28        16,954.21
---------------------------------------------------------------------------------------------------------------
George S Thibodeaux          437239097        939         13           43,387.96        145.13        43,342.96
---------------------------------------------------------------------------------------------------------------
Remy Usey                    433254345        950        146           24,799.87        136.84        24,720.26
---------------------------------------------------------------------------------------------------------------
Karl J Larousse              437966310        951        340            2,689.85         82.32         2,613.74
---------------------------------------------------------------------------------------------------------------
Nelis P Chassion             437600552        955         13           23,858.68         99.07        23,814.67
---------------------------------------------------------------------------------------------------------------
Douglas G Suire              439062297        956         15           35,904.20        120.34        35,866.72
---------------------------------------------------------------------------------------------------------------
Corey P Fanguy               437614503        957         17           39,370.66        132.24        39,329.28
---------------------------------------------------------------------------------------------------------------
James Kirkpatrick            439119602        101         62           46,104.24        162.97        46,047.66
---------------------------------------------------------------------------------------------------------------
Forrest F Fields             426068503        102         35           36,816.53        126.09        36,775.40
---------------------------------------------------------------------------------------------------------------
Jimmie Ridge                 563158179        104         72           19,830.74        129.58        19,746.92
---------------------------------------------------------------------------------------------------------------
Daniel Barnett               428214718        105         32           41,992.37        143.34        41,945.94
---------------------------------------------------------------------------------------------------------------
Daniel Remel                 426332053        106         15           43,317.67        145.19        43,272.44
---------------------------------------------------------------------------------------------------------------
Tommy Margiotta Ii           435413371        107        102           38,349.95        142.90        38,295.55
---------------------------------------------------------------------------------------------------------------
Steven R Buza                213082521        108         75           56,728.62        203.82        56,655.71
---------------------------------------------------------------------------------------------------------------
Carl T Mcqueen               427843066        109        234           15,501.18         96.19        15,440.76
---------------------------------------------------------------------------------------------------------------
Rodney A Yarber              257961329        110         15           63,470.09        212.74        63,403.82
---------------------------------------------------------------------------------------------------------------
Nicholas J Deters            426477072        111        152           27,502.17        110.79        27,454.85
---------------------------------------------------------------------------------------------------------------
Bedford Smith                430535591        112         41           29,553.81        101.90        29,520.11
---------------------------------------------------------------------------------------------------------------
James P Groth                 82560383        113         35           38,312.06        131.21        38,269.26
---------------------------------------------------------------------------------------------------------------
Russell Schmermund           426358932        114         82           19,805.15        134.80        19,716.05
---------------------------------------------------------------------------------------------------------------
Douglas W Boquoi             437518719        212        104           31,905.76        119.22        31,860.17
---------------------------------------------------------------------------------------------------------------
Chris L Doseff               436768320        213        402           12,521.91        120.45        12,430.36
---------------------------------------------------------------------------------------------------------------
Charles R Strong             587075191        215        168           34,903.10        144.66        34,838.99
---------------------------------------------------------------------------------------------------------------
Robert R Fink                438564489        216        493            2,849.18        105.40         2,750.36
---------------------------------------------------------------------------------------------------------------
James A Wheat                439233062        217        154           46,534.21        188.11        46,453.49
---------------------------------------------------------------------------------------------------------------
Cory J Termine               437673345        219        126           38,293.57        147.86        38,234.08
---------------------------------------------------------------------------------------------------------------
Mark A Guevara               436511117        240        281           21,921.31        119.05        21,852.85
---------------------------------------------------------------------------------------------------------------
Todd A Traina                436619488        242        182           35,275.61        150.12        35,206.90
---------------------------------------------------------------------------------------------------------------
Carol F Cheramie             436661848        244        357           14,069.35        103.14        13,998.68
---------------------------------------------------------------------------------------------------------------
Marvin K Collins             434062811        245        297            2,583.58        164.70         2,424.84
---------------------------------------------------------------------------------------------------------------
Randy J Dela Gardelle        433193584        246         71           46,015.55        164.49        45,957.25
---------------------------------------------------------------------------------------------------------------
David Fernandez              434110779        248         28           55,924.99        190.06        55,863.99
---------------------------------------------------------------------------------------------------------------
Michael P Bernard            434159971        249        121           40,057.26        153.49        39,996.21
---------------------------------------------------------------------------------------------------------------
Ahmad I Hawa                 241458391        340        510              879.54         86.10           795.47
---------------------------------------------------------------------------------------------------------------
David J Young                434905201        343        215           29,037.90        132.41        28,972.50
---------------------------------------------------------------------------------------------------------------
Charles L Godail             438419618        346        215           39,745.11        181.24        39,655.59
---------------------------------------------------------------------------------------------------------------
Glenn J Damare               439724495        352        141           57,901.29        228.99        57,805.92
---------------------------------------------------------------------------------------------------------------
Artie R Ferrill Jr           437133194        354        148           43,124.49        172.55        43,051.46
---------------------------------------------------------------------------------------------------------------
Craig J Bolotte              439219722        356        470            3,169.71         66.45         3,110.57
---------------------------------------------------------------------------------------------------------------
Wesley W Boudoin             439064095        421        490            3,874.24        131.30         3,751.88
---------------------------------------------------------------------------------------------------------------
David W Recotta              439135723        422        324           27,075.46        171.20        26,966.74
===============================================================================================================


                                                                                        Attachment to Annex C
                                                                                                      Page 15

Farron D Whitehead            587117135        424        324        26,222.61           165.81     26,117.31
--------------------------------------------------------------------------------------------------------------
Stuart B Roberts              437708573        425        410        13,563.03           138.65     13,455.68
--------------------------------------------------------------------------------------------------------------
Michael D Boudreaux Jr        434273221        426        324        30,861.09           195.14     30,737.17
--------------------------------------------------------------------------------------------------------------
Brad C Monistere              435339406        430        231        37,192.04           176.05     37,101.82
--------------------------------------------------------------------------------------------------------------
Joseph E Vaurigaud            437588667        431        328           684.79            86.55        599.82
--------------------------------------------------------------------------------------------------------------
Robert L Bankston             438535016        432        304        18,792.69           110.18     18,725.88
--------------------------------------------------------------------------------------------------------------
Rhett M. Ardonne              438046968        550        116        47,025.47           178.83     46,955.16
--------------------------------------------------------------------------------------------------------------
Joseph W Jarreau              433198584        551        311        33,306.97           199.57     33,184.26
--------------------------------------------------------------------------------------------------------------
Ferinand A Boeneke            435588387        552        343         6,469.59           154.79      6,329.73
--------------------------------------------------------------------------------------------------------------
Philip G Meyer                439216064        553        264        29,327.36           151.40     29,243.64
--------------------------------------------------------------------------------------------------------------
Scott C Schaefer              439538778        554        210        36,503.86           164.62     36,423.48
--------------------------------------------------------------------------------------------------------------
Barry D Brown                 434883246        555        397        15,267.89           141.72     15,161.40
--------------------------------------------------------------------------------------------------------------
Jerry M. Pinkerton            433237263        556        137        37,197.07           146.15     37,136.76
--------------------------------------------------------------------------------------------------------------
Dale J Almquist               573495950        558        513           835.60           109.80        727.73
--------------------------------------------------------------------------------------------------------------
Wayne A Smith                 439829950        612         20        36,728.63           141.38     36,672.01
--------------------------------------------------------------------------------------------------------------
Christopher P Cain            435450635        613        345        24,901.79           172.31     24,786.95
--------------------------------------------------------------------------------------------------------------
Derek B Skidmore              438492292        614         19        38,123.53           128.32     38,083.19
--------------------------------------------------------------------------------------------------------------
Keith A Licciardi             439743981        615         44        43,185.22           149.42     43,135.46
--------------------------------------------------------------------------------------------------------------
Jeffery K Helgason            436158692        616        330        21,315.24           138.12     21,226.31
--------------------------------------------------------------------------------------------------------------
David Freeman                 434193213        617         20        53,631.19           180.71     53,574.24
--------------------------------------------------------------------------------------------------------------
Danny L Mayfield              433061381        620         67        73,042.94           259.79     72,951.71
--------------------------------------------------------------------------------------------------------------
Jody M Neil                   435772671        621          1        51,880.00           171.43     51,828.29
--------------------------------------------------------------------------------------------------------------
Frank P Keating               438966986        623        407        15,442.63           154.21     15,324.06
--------------------------------------------------------------------------------------------------------------
John E Pierce                 439459606        624        131        46,544.65           181.13     46,470.93
--------------------------------------------------------------------------------------------------------------
Joseph J Barraco Jr           435559784        625        257        27,786.96           140.66     27,710.42
--------------------------------------------------------------------------------------------------------------
Brady J Perque Jr             433258531        626         45        47,313.68           163.89     47,258.98
--------------------------------------------------------------------------------------------------------------
Byron B Bloemer               433864339        627        320        23,998.31           149.36     23,904.33
--------------------------------------------------------------------------------------------------------------
Joseph J Barraco Sr           433863413        630        383        13,568.78           114.93     13,485.16
--------------------------------------------------------------------------------------------------------------
Gary O Siverio                433336658        751        244        50,876.74           248.15     50,746.00
--------------------------------------------------------------------------------------------------------------
Casey J Brinson               592079363        754        210        21,981.34            99.13     21,932.94
--------------------------------------------------------------------------------------------------------------
Adrian Mcauley                438132360        755         28        49,138.44           167.00     49,084.84
--------------------------------------------------------------------------------------------------------------
Michael L Clark               416906608        800         98        39,345.53           145.79     39,290.54
--------------------------------------------------------------------------------------------------------------
Scott E Stark                 320449379        801        220        18,216.94           122.83     18,136.15
--------------------------------------------------------------------------------------------------------------
Wesley G Davis                420926457        804         61        37,063.42           130.85     37,018.10
--------------------------------------------------------------------------------------------------------------
Kushon M Anderson             423089860        805         96        43,301.34           159.99     43,241.28
--------------------------------------------------------------------------------------------------------------
Howard Graham                 420544580        806         41        29,524.69           101.81     29,491.01
--------------------------------------------------------------------------------------------------------------
Donnie R Kelley               255806833        807         57        44,190.54           155.07     44,137.45
--------------------------------------------------------------------------------------------------------------
Donnie Os Seaman              423503905        808        124        45,330.58           174.48     45,260.71
--------------------------------------------------------------------------------------------------------------
Eric W Sandberg               521138478        809        220        27,670.36           139.04     27,595.17
--------------------------------------------------------------------------------------------------------------
James Fulford                 434929407        811         41        35,600.15           122.76     35,559.54
--------------------------------------------------------------------------------------------------------------
Jeffrey A Sanderson           420175925        812         15        46,235.74           154.97     46,187.47
--------------------------------------------------------------------------------------------------------------
James Duncan                  407668263        813        115        49,975.65           189.77     49,901.21
--------------------------------------------------------------------------------------------------------------
Allen R Walley                587296749        814         57        52,752.33           185.34     52,688.73
--------------------------------------------------------------------------------------------------------------
Michael D Bugg                179423192        815        220        31,468.91           145.15     31,396.38
--------------------------------------------------------------------------------------------------------------
Charles Salesman              427946770        817         59        42,681.72           150.32     42,629.90
--------------------------------------------------------------------------------------------------------------
James A Ethington             370486574        818         15        52,742.24           176.78     52,687.17
--------------------------------------------------------------------------------------------------------------
Brandon Hall                  632057253        131         33        43,870.01           149.92     43,821.33
--------------------------------------------------------------------------------------------------------------
Rob C Mullins                 464472959        133         33        36,846.54           158.36     36,773.21
--------------------------------------------------------------------------------------------------------------
Timothy Norris                340625817        134         53        33,575.48           124.40     33,528.56
--------------------------------------------------------------------------------------------------------------
Donnie Tipton                 224646046        136         44        48,279.28           183.60     48,207.09
==============================================================================================================



                                                                                              Attachment to Annex C
                                                                                                            Page 16

Brent Hall                         466991516              150    35        46,609.16           159.63     46,557.09
-------------------------------------------------------------------------------------------------------------------
Robert L Humble                    449807952              151    20        54,917.29           185.04     54,858.98
-------------------------------------------------------------------------------------------------------------------
Arthur R Pearson                   456783730              156    61        29,025.10           126.01     28,966.07
-------------------------------------------------------------------------------------------------------------------
Clyde M Jones                      455543722              157     8        39,643.55           131.92     39,603.12
-------------------------------------------------------------------------------------------------------------------
Karl Boehler                       464968073              158    13        58,700.30           196.34     58,639.42
-------------------------------------------------------------------------------------------------------------------
Gregory P Johnson                  464195188              159    68        48,904.51           185.98     48,831.39
-------------------------------------------------------------------------------------------------------------------
Jimmy A Ford                       462271884              170    18        44,005.18           147.96     43,958.77
-------------------------------------------------------------------------------------------------------------------
Dennie Reeves                      449138507              171    16        37,038.66           124.27     36,999.86
-------------------------------------------------------------------------------------------------------------------
Paul Mcfarland                     460588015              172    70        63,268.31           225.88     63,188.43
-------------------------------------------------------------------------------------------------------------------
Harold W Alvarez                   465826066              173    19        40,441.34           136.12     40,398.55
-------------------------------------------------------------------------------------------------------------------
Daryl D Buteaux                    455150371              174    11        12,710.29           182.53     12,557.09
-------------------------------------------------------------------------------------------------------------------
John Phillips                      263026184              230   119        39,423.26           150.59     39,363.65
-------------------------------------------------------------------------------------------------------------------
Darren Krolczyk                    452714553              231    63        31,470.98           141.30     31,402.31
-------------------------------------------------------------------------------------------------------------------
Charles Pipes                      450825927              232    91        42,284.51           155.17     42,226.92
-------------------------------------------------------------------------------------------------------------------
Phillip Pearce                     244902258              233    22        41,194.82           421.11     40,868.77
-------------------------------------------------------------------------------------------------------------------
Booker T Jones Jr                  458359957              234    16        62,574.53           209.96     62,508.97
-------------------------------------------------------------------------------------------------------------------
Jimmy Brewer                       436133815              235    35        39,465.87           280.92     39,276.03
-------------------------------------------------------------------------------------------------------------------
Richard Armstrong                  462397284              236     2        63,533.15           213.62     63,466.14
-------------------------------------------------------------------------------------------------------------------
Mark E Domingues                   435704072              237    32        32,818.77           151.37     32,743.14
-------------------------------------------------------------------------------------------------------------------
Armando Ojeda                      461978704              330    13        53,143.01           183.88     53,081.77
-------------------------------------------------------------------------------------------------------------------
James Kallus                       458719498              331    13        56,062.62           187.52     56,004.48
-------------------------------------------------------------------------------------------------------------------
Francisco Hernandez                467314667              332     8        50,017.16           166.44     49,966.14
-------------------------------------------------------------------------------------------------------------------
Tommy Theard Jr                    135734488              334    18        51,397.27           172.82     51,343.06
-------------------------------------------------------------------------------------------------------------------
Joseph Gonzales                    462377888              337    13        43,210.86           155.05     43,155.53
-------------------------------------------------------------------------------------------------------------------
Ronald Valentine                   449251698              338    76        49,139.68           176.78     49,076.30
-------------------------------------------------------------------------------------------------------------------
Ralph C. Brooks                    455743947              450    71        39,602.93           141.57     39,552.75
-------------------------------------------------------------------------------------------------------------------
Alonzo Gabrich                     426276860              451    72        46,310.10           165.75     46,251.22
-------------------------------------------------------------------------------------------------------------------
Michael Benner                     213966563              453    30        40,882.02           139.24     40,837.12
-------------------------------------------------------------------------------------------------------------------
Charles K Wimberly                 460668789              456     6        36,826.07           147.60     36,763.45
-------------------------------------------------------------------------------------------------------------------
Jesse S Oliver                     450215551              465    70        49,971.92           178.63     49,908.61
-------------------------------------------------------------------------------------------------------------------
Bruce Sutherland                    69408730              466   101        46,267.67           172.15     46,202.29
-------------------------------------------------------------------------------------------------------------------
Robert Tavares                     465199393              467    70        48,198.06           172.07     48,137.22
-------------------------------------------------------------------------------------------------------------------
Jeffery West                       462757408              470    44        50,910.32           209.48     50,818.33
-------------------------------------------------------------------------------------------------------------------
Jack Armstrong                     467159074              471    32        41,490.88           141.63     41,445.00
-------------------------------------------------------------------------------------------------------------------
Elman T Gamboa                     638480724              473     2        37,970.23           128.49     37,929.36
-------------------------------------------------------------------------------------------------------------------
Dusty Ward                         450026616              506     5        51,168.68           177.25     51,109.51
-------------------------------------------------------------------------------------------------------------------
Kenneth W Guidry                   463966328              507    22        74,003.00           370.57     73,803.21
-------------------------------------------------------------------------------------------------------------------
Ronald Rice                        449040764              508    32        50,849.48           173.58     50,793.24
-------------------------------------------------------------------------------------------------------------------
Gordon Greer                       456490598              520    37        37,128.68           127.45     37,086.91
-------------------------------------------------------------------------------------------------------------------
Gene A Alegre                      450500919              522   332        10,473.85           128.57     10,369.45
-------------------------------------------------------------------------------------------------------------------
William Owen                       458641063              523    37        32,443.44           111.37     32,406.94
-------------------------------------------------------------------------------------------------------------------
Santos Jordan Jr                   462434988              600   146        47,638.85           195.67     47,553.12
-------------------------------------------------------------------------------------------------------------------
Enrique Posada                     451711111              601    30        40,432.84           292.03     40,234.12
-------------------------------------------------------------------------------------------------------------------
Jose F Vela                        453576387              602    18        50,926.69           171.23     50,872.98
-------------------------------------------------------------------------------------------------------------------
Joe A Nunio                        459733001              603     5        52,124.17           198.22     52,046.24
-------------------------------------------------------------------------------------------------------------------
Gustavo Reynero                    454719260              604     9        60,251.83           200.70     60,190.17
-------------------------------------------------------------------------------------------------------------------
Daniel Velazquez                   460594121              605    71        45,664.65           163.23     45,606.80
-------------------------------------------------------------------------------------------------------------------
Michael Miller                     458839263              607    76        49,858.66           179.37     49,794.35
-------------------------------------------------------------------------------------------------------------------
Dennis White                       464819299              608    23        47,563.86           160.78     47,512.84
-------------------------------------------------------------------------------------------------------------------
Jerry Musgrove                     449511519              609     6        41,523.88           177.41     41,442.29
===================================================================================================================

                                                           Attachment to Annex C
                                                                         Page 17


--------------------------------------------------------------------------------------------------------------------------------
Greg Edel                 561557663              610               45            54,483.15           196.00           54,412.88
--------------------------------------------------------------------------------------------------------------------------------
Samuel Arancibia          463895665              780               93            49,640.40           187.65           49,567.30
--------------------------------------------------------------------------------------------------------------------------------
Donald E Craft            454317679              781                5            65,768.86           218.19           65,702.44
--------------------------------------------------------------------------------------------------------------------------------
Luis Mancinas             459990787              782               24            37,091.64           202.08           36,975.16
--------------------------------------------------------------------------------------------------------------------------------
Ronald L Givans           221446216              783               77            42,676.59           183.06           42,592.01
--------------------------------------------------------------------------------------------------------------------------------
Ron Jowell                451259233              787               31            57,009.31           206.43           56,934.44
--------------------------------------------------------------------------------------------------------------------------------
Mahawa Ndiaye             642422711              789               70            49,800.23           177.79           49,737.36
--------------------------------------------------------------------------------------------------------------------------------
Benjamin Foster           234863984              790               65            41,258.91           146.38           41,207.74
--------------------------------------------------------------------------------------------------------------------------------
Jesus Gomez               458850651              871               78            51,449.60           185.57           51,382.76
--------------------------------------------------------------------------------------------------------------------------------
Moses Maldonado           453433107              872                5            50,721.47           198.65           50,639.87
--------------------------------------------------------------------------------------------------------------------------------
Simon Rodriguez           425161720              873               45            53,653.62           192.28           53,585.16
--------------------------------------------------------------------------------------------------------------------------------
Fernando A Zapata         353363179              874              156            11,557.70           197.31           11,387.06
--------------------------------------------------------------------------------------------------------------------------------
Charles B.Tubbs           452685048              875               56            65,916.37           235.62           65,832.86
--------------------------------------------------------------------------------------------------------------------------------
Jorge A Lara              464995801              876              158            32,232.85           189.67           32,117.56
--------------------------------------------------------------------------------------------------------------------------------
Manuel R Ramirez          461557202              877              116            48,955.27           186.16           48,882.08
--------------------------------------------------------------------------------------------------------------------------------
Francisco Velazquez       460591637              879                6            64,511.33           236.41           64,423.79
--------------------------------------------------------------------------------------------------------------------------------
Mario Cantu               467930412              880               42            50,298.13           184.83           50,229.37
--------------------------------------------------------------------------------------------------------------------------------
Jesse Davila              449710393              900               42            46,136.68           159.27           46,083.88
--------------------------------------------------------------------------------------------------------------------------------
Steven Astolfo            459983455              901               22            40,326.62           201.40           40,218.28
--------------------------------------------------------------------------------------------------------------------------------
Victor M Lara             640485176              902               33            44,619.82           157.53           44,565.26
--------------------------------------------------------------------------------------------------------------------------------
Pedro Rodas               643148041              903              100            22,074.22           132.44           21,992.72
--------------------------------------------------------------------------------------------------------------------------------
Francisco Lemus           453792446              904               83            45,026.56           178.36           44,952.11
--------------------------------------------------------------------------------------------------------------------------------
Elias J Lara              454976855              905               20            38,985.52           238.90           38,836.59
--------------------------------------------------------------------------------------------------------------------------------
Jose Gonzalez             621203689              906               54            38,116.57           231.81           37,972.72
--------------------------------------------------------------------------------------------------------------------------------
Rene Vasquez              451712309              907                3            60,738.56           201.10           60,677.63
--------------------------------------------------------------------------------------------------------------------------------
Marshall Smith            313729676             1100               60            55,081.74           194.23           55,014.62
--------------------------------------------------------------------------------------------------------------------------------
Dwain Hibler              466579309             1101                2            67,245.92           222.42           67,178.68
--------------------------------------------------------------------------------------------------------------------------------
Kevin Crocker             466874879             1102               42            53,382.81           184.28           53,321.72
--------------------------------------------------------------------------------------------------------------------------------
Jason Hackney             458739450             1103                2            41,521.57           137.34           41,480.05
--------------------------------------------------------------------------------------------------------------------------------
William J Lacoste         456732926             1104              116            47,599.07           181.01           47,527.90
--------------------------------------------------------------------------------------------------------------------------------
Raymond West              465086249             1105               48            47,366.08           189.52           47,285.87
--------------------------------------------------------------------------------------------------------------------------------
James Hinson              456335750             1121               94            44,736.24           185.76           44,653.72
--------------------------------------------------------------------------------------------------------------------------------
Ronald Koska              452041703             1122               43            37,836.90           130.76           37,793.46
--------------------------------------------------------------------------------------------------------------------------------
Robert Lake               453941327             1130               45            50,344.12           174.39           50,285.91
--------------------------------------------------------------------------------------------------------------------------------
Kenneth D Skelton         459722556             1131               26            64,164.10           217.59           64,094.58
--------------------------------------------------------------------------------------------------------------------------------
Gonzalo Armas             602227580             1309               71            29,429.70           112.94           29,384.67
--------------------------------------------------------------------------------------------------------------------------------
Miguel R Corrigeux        634038525             1320              217            30,232.42           138.48           30,163.71
--------------------------------------------------------------------------------------------------------------------------------
Malick Ba                 645681180             1321               40            43,504.95           149.84           43,455.51
--------------------------------------------------------------------------------------------------------------------------------
Jesus Joel Mancinas       457899480             1322               16            48,175.81           161.64           48,125.34
--------------------------------------------------------------------------------------------------------------------------------
Sammy Grant               453746017             1323               72            60,382.35           216.12           60,305.57
--------------------------------------------------------------------------------------------------------------------------------
Raymond Davis             423826766             1324              132            35,436.55           138.12           35,380.21
--------------------------------------------------------------------------------------------------------------------------------
Alex Varughese            456313205             1325               72            41,136.65           147.23           41,084.35
--------------------------------------------------------------------------------------------------------------------------------
Robert Morris             457135710             1326               99            22,807.33           136.15           22,723.81
--------------------------------------------------------------------------------------------------------------------------------
Michael Jamail            463455200             1327               47            79,589.55           284.86           79,488.36
--------------------------------------------------------------------------------------------------------------------------------
Jonathan Davis            464190802             1328               13            33,262.13           111.26           33,227.63
--------------------------------------------------------------------------------------------------------------------------------
James Rhodes              466714465             1400               13            25,846.94           143.08           25,763.51
--------------------------------------------------------------------------------------------------------------------------------
Jose E Gonzalez           466878454             1401              159            26,659.29           131.05           26,589.76
--------------------------------------------------------------------------------------------------------------------------------
Armando Cuevas            457330333             1402              153             9,953.64           203.36            9,773.25
--------------------------------------------------------------------------------------------------------------------------------
Jacob V Moore             514446272             1403               43            31,295.92           180.94           31,187.20
--------------------------------------------------------------------------------------------------------------------------------
Ruben Navarro             451994407             1404               13            50,816.96           169.97           50,764.26
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 18


--------------------------------------------------------------------------------------------------------------------------------
Rafael Artiga             636010184             1406               43            49,147.56           169.85           49,091.13
--------------------------------------------------------------------------------------------------------------------------------
Joseph Nunez              452048450             1407               13            46,598.61           166.78           46,539.37
--------------------------------------------------------------------------------------------------------------------------------
Cleveland Glaze           437642196             1408               43            38,040.14           152.73           37,975.19
--------------------------------------------------------------------------------------------------------------------------------
Saad Aniss Chehali        113744725             1409                9            52,445.04           174.70           52,391.37
--------------------------------------------------------------------------------------------------------------------------------
Michael Racine            468926175             1500               16            53,839.90           192.70           53,771.45
--------------------------------------------------------------------------------------------------------------------------------
David Laws                456883924             1501               72            48,456.76           173.43           48,395.15
--------------------------------------------------------------------------------------------------------------------------------
Kenneth Sanchez           463935073             1503               26            43,763.51           149.89           43,714.61
--------------------------------------------------------------------------------------------------------------------------------
Norbert R Staudt          466575899             1504               72            33,516.08           122.33           33,471.09
--------------------------------------------------------------------------------------------------------------------------------
Tony A Garcia             459114516             1506               45            70,052.66           242.66           69,971.66
--------------------------------------------------------------------------------------------------------------------------------
Ronald Crooks             465336066             1507                8            58,579.72           199.96           58,514.94
--------------------------------------------------------------------------------------------------------------------------------
Mark Darnell              241024918              102               39            45,968.10           158.14           45,916.04
--------------------------------------------------------------------------------------------------------------------------------
Douglas Routh             237686868              103                5            52,065.88           172.73           52,013.30
--------------------------------------------------------------------------------------------------------------------------------
Dalton Beaman             238903432              104              118            26,618.12           101.52           26,578.03
--------------------------------------------------------------------------------------------------------------------------------
Charles Moser             239627280              105              322            25,223.04           168.06           25,113.19
--------------------------------------------------------------------------------------------------------------------------------
Randy Bullard             384849616              108               90            51,054.78           187.10           50,985.50
--------------------------------------------------------------------------------------------------------------------------------
Darrell Harris            238481964              111              323            22,309.25           140.50           22,220.23
--------------------------------------------------------------------------------------------------------------------------------
Jerry Whitaker            246887804              112               61            47,087.36           166.24           47,029.78
--------------------------------------------------------------------------------------------------------------------------------
Jeff Stanley              246373029              113               30            47,243.14           160.91           47,191.25
--------------------------------------------------------------------------------------------------------------------------------
Wesley Smith              231064079              115               17            33,290.93           111.82           33,255.94
--------------------------------------------------------------------------------------------------------------------------------
Robert Liske              421726776              116               59            46,705.91           164.49           46,649.20
--------------------------------------------------------------------------------------------------------------------------------
James Schuck              240311363              117              277            26,093.94           139.97           26,014.19
--------------------------------------------------------------------------------------------------------------------------------
Andre Braswell            237273225              119               17            40,226.62           135.11           40,184.34
--------------------------------------------------------------------------------------------------------------------------------
Randy Houchins            243088215              202              142            45,789.25           181.38           45,713.54
--------------------------------------------------------------------------------------------------------------------------------
Bryon K Moore             243171120              203              268            18,523.39           129.35           18,436.79
--------------------------------------------------------------------------------------------------------------------------------
Jason A Smith             244550672              204              120            33,615.69           128.60           33,564.66
--------------------------------------------------------------------------------------------------------------------------------
James R Nance             243130607              205              245            28,942.97           141.91           28,867.85
--------------------------------------------------------------------------------------------------------------------------------
Walter Futch              238725729              301               75            49,120.37           176.48           49,057.24
--------------------------------------------------------------------------------------------------------------------------------
Jason Belue               236154808              302               75            49,827.66           179.02           49,763.63
--------------------------------------------------------------------------------------------------------------------------------
Tim Viverette             240022430              303               75            26,336.49            94.63           26,302.64
--------------------------------------------------------------------------------------------------------------------------------
Steven Wahl               316840546              304               75            46,107.07           165.66           46,047.81
--------------------------------------------------------------------------------------------------------------------------------
Henry L Smith             245942635              305               75            51,180.57           183.88           51,114.80
--------------------------------------------------------------------------------------------------------------------------------
Daniel Smith              378949445              306               75            41,339.47           148.53           41,286.34
--------------------------------------------------------------------------------------------------------------------------------
Cecil Hargis              243662633              307               75            44,976.77           161.60           44,918.96
--------------------------------------------------------------------------------------------------------------------------------
Wallace Cavanaugh         139288483              308               75            37,248.20           133.81           37,200.35
--------------------------------------------------------------------------------------------------------------------------------
Curtis Higgs              228960515              311               20            42,554.12           143.38           42,508.94
--------------------------------------------------------------------------------------------------------------------------------
Todd Freeman              239413222              313              323            16,133.05           101.61           16,068.67
--------------------------------------------------------------------------------------------------------------------------------
Thomas Norwood            231234471              431               20            36,722.06           123.73           36,683.07
--------------------------------------------------------------------------------------------------------------------------------
Susan Sandarelli           95560294              433               11            28,183.54            94.05           28,154.53
--------------------------------------------------------------------------------------------------------------------------------
Gwendolyn Brazelle        241175520              434               78            27,926.33           100.73           27,890.05
--------------------------------------------------------------------------------------------------------------------------------
Curtis Chambers           243174036              441               38            28,192.74            96.88           28,160.92
--------------------------------------------------------------------------------------------------------------------------------
Elmer D Long              237940165              442                3            36,120.78           119.59           36,084.55
--------------------------------------------------------------------------------------------------------------------------------
Randy Lambert             242331607              541               90            46,962.19           172.10           46,898.46
--------------------------------------------------------------------------------------------------------------------------------
Robert Mcclain            237783951              542               90            34,407.59           126.09           34,360.90
--------------------------------------------------------------------------------------------------------------------------------
Richard Story             238742866              543               90            28,125.22           199.24           27,990.88
--------------------------------------------------------------------------------------------------------------------------------
Charles Tilley            243278960              544               90            49,916.47           168.38           49,863.28
--------------------------------------------------------------------------------------------------------------------------------
Kevin Long                244256821              545               90            14,332.66           137.88           14,227.86
--------------------------------------------------------------------------------------------------------------------------------
Lewis Boger               244921477              546              125            34,739.09           100.71           34,718.55
--------------------------------------------------------------------------------------------------------------------------------
Frank Taylor              242171876              548               90            47,595.19           174.42           47,530.61
--------------------------------------------------------------------------------------------------------------------------------
Jeff Young                600033061              631               23            44,028.08           148.83           43,980.85
--------------------------------------------------------------------------------------------------------------------------------
Glenda Moore              246683687              633              224            26,498.62           168.92           26,390.85
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 19


--------------------------------------------------------------------------------------------------------------------------------
Gary Collier Sr           224744962              634               22            40,774.55           137.68           40,730.97
--------------------------------------------------------------------------------------------------------------------------------
Ken Kirk                  242948486              661              326             2,630.32           158.44            2,477.95
--------------------------------------------------------------------------------------------------------------------------------
Ricky Ellerbee            248252149              662               62            56,801.25           200.78           56,731.55
--------------------------------------------------------------------------------------------------------------------------------
Jeff Kirk                 240156510              663              326            25,611.89           163.27           25,507.72
--------------------------------------------------------------------------------------------------------------------------------
Eric S Fowler             238394261              664               50            44,240.81           154.15           44,188.75
--------------------------------------------------------------------------------------------------------------------------------
Jeffry Davis              240132740              665               62            38,576.33           136.36           38,528.99
--------------------------------------------------------------------------------------------------------------------------------
Roy E Mills               235889933              667              137            45,336.03           178.13           45,262.52
--------------------------------------------------------------------------------------------------------------------------------
Gary Gray                 240900478             1021              142            25,590.96           101.38           25,548.64
--------------------------------------------------------------------------------------------------------------------------------
Walter D Ledford          239844069             1022               59            49,378.56           173.91           49,318.60
--------------------------------------------------------------------------------------------------------------------------------
David Scott Sr            241081312             1023               19            37,263.61           125.42           37,224.18
--------------------------------------------------------------------------------------------------------------------------------
Thomas Moucka             440401487             1031               33            26,947.40           171.77           26,837.82
--------------------------------------------------------------------------------------------------------------------------------
Carlos Sabino             153561411             1032              123            30,557.69           117.44           30,510.77
--------------------------------------------------------------------------------------------------------------------------------
Ron Capel                 245800383             1033              326            17,435.63           111.12           17,364.75
--------------------------------------------------------------------------------------------------------------------------------
Christopher Fowler        246133221             1043               40            54,705.59           188.42           54,643.41
--------------------------------------------------------------------------------------------------------------------------------
Brian Koonts              237174090             1044               40            47,490.06           163.57           47,436.08
--------------------------------------------------------------------------------------------------------------------------------
Mike Woods                242861692             1127               22            24,946.91            84.24           24,920.24
--------------------------------------------------------------------------------------------------------------------------------
James Harley              248550936             1141              117            46,250.02           151.56           46,205.19
--------------------------------------------------------------------------------------------------------------------------------
Daniel Tart               242824120             1142               62            34,504.10           121.97           34,461.75
--------------------------------------------------------------------------------------------------------------------------------
Joseph Spicer             242136246             1143              106            20,872.61           156.92           20,763.86
--------------------------------------------------------------------------------------------------------------------------------
Brian Fortier             592101082             1146              181            44,016.63           186.97           43,931.24
--------------------------------------------------------------------------------------------------------------------------------
Michael Mcdonald          238519160             1148               50            42,655.07           148.98           42,604.52
--------------------------------------------------------------------------------------------------------------------------------
Jimmy Snipes              243741576             1221              326            19,525.46           124.26           19,446.26
--------------------------------------------------------------------------------------------------------------------------------
James D Whitley Sr        243682338             1222              278            28,608.10           154.91           28,519.21
--------------------------------------------------------------------------------------------------------------------------------
Michael Puckett           227179225             1223               58            34,485.74           121.31           34,444.01
--------------------------------------------------------------------------------------------------------------------------------
Michael Austin            239081314             1224              100            43,530.70           161.75           43,469.41
--------------------------------------------------------------------------------------------------------------------------------
Aaron Drye                245155791             1226               16            47,142.66           158.18           47,093.27
--------------------------------------------------------------------------------------------------------------------------------
Mickey Monroe Mcguire     237885412             1228              269            23,811.79           150.00           23,716.74
--------------------------------------------------------------------------------------------------------------------------------
Jay Smith                 236049729             1229              326            11,879.97            71.63           11,835.76
--------------------------------------------------------------------------------------------------------------------------------
Ronny L Griffin           237725359             1244              118            29,053.14           137.86           28,982.33
--------------------------------------------------------------------------------------------------------------------------------
Larry M Conrad            243399781             1246              173            31,989.37           133.84           31,929.35
--------------------------------------------------------------------------------------------------------------------------------
Chad Brown                483902756             1247                9            36,168.95           120.48           36,131.94
--------------------------------------------------------------------------------------------------------------------------------
Christopher Grant         239451686             1301               75            41,402.42           148.75           41,349.21
--------------------------------------------------------------------------------------------------------------------------------
Jack Watson               245529423             1302               75            41,383.52           148.69           41,330.33
--------------------------------------------------------------------------------------------------------------------------------
Charles Barton            246499067             1303               38            44,335.43           152.35           44,285.39
--------------------------------------------------------------------------------------------------------------------------------
Larry Talley              242783126             1304               75            41,358.37           148.59           41,305.22
--------------------------------------------------------------------------------------------------------------------------------
Russell Clamp             251622867             1305               21            57,704.80           194.64           57,643.32
--------------------------------------------------------------------------------------------------------------------------------
David Arnette             240968700             1332               75            41,860.10           150.40           41,806.30
--------------------------------------------------------------------------------------------------------------------------------
Danny Lee Barnes          240908645             1333               75            51,386.53           184.62           51,320.49
--------------------------------------------------------------------------------------------------------------------------------
Danny Bullard             237256737             1334               11            36,320.47           121.24           36,283.05
--------------------------------------------------------------------------------------------------------------------------------
Roger Fogarty             261455962             1335               75            50,238.49           180.50           50,173.92
--------------------------------------------------------------------------------------------------------------------------------
Kim Hefner                238863016             1420                2            41,333.76           136.72           41,292.43
--------------------------------------------------------------------------------------------------------------------------------
Bill Mcgruther            595011842             1422              291            23,896.05           134.03           23,817.16
--------------------------------------------------------------------------------------------------------------------------------
Thomas Williams           239590073             1424               68            39,251.82           131.80           39,210.60
--------------------------------------------------------------------------------------------------------------------------------
Fred Swann                242218879             1425              326            14,681.06           126.87           14,588.07
--------------------------------------------------------------------------------------------------------------------------------
Edward Mckee              241529507             1426              326            13,725.58            89.65           13,667.60
--------------------------------------------------------------------------------------------------------------------------------
Paul Hutchins             248191442             1427               69            35,967.00           128.24           35,921.76
--------------------------------------------------------------------------------------------------------------------------------
Danny Byrd                241272125             1432              156            22,957.27           136.39           22,873.86
--------------------------------------------------------------------------------------------------------------------------------
Brian Hinson              248632402             1501              175            36,775.88           158.96           36,701.79
--------------------------------------------------------------------------------------------------------------------------------
Gary Hayes                247714027             1502               95            33,199.22           137.82           33,138.01
--------------------------------------------------------------------------------------------------------------------------------
Allen Riley               224232739             1503              326             6,690.21            96.95            6,608.70
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 20


--------------------------------------------------------------------------------------------------------------------------------
Jon Williams              411024503             1504              219            13,210.73           112.97           13,128.25
--------------------------------------------------------------------------------------------------------------------------------
Gordon Gillelan           226962819             1506              261            11,886.42            75.08           11,838.77
--------------------------------------------------------------------------------------------------------------------------------
Randy Kirk                250714997             1507               95            26,160.56            96.53           26,124.40
--------------------------------------------------------------------------------------------------------------------------------
Kevin Sexton              251653000             1509                9            29,803.51            99.28           29,773.01
--------------------------------------------------------------------------------------------------------------------------------
Gerald B Gibbs            251210440             1601               30            14,529.80            49.49           14,513.84
--------------------------------------------------------------------------------------------------------------------------------
Clayton Brown             247234780             1602              134             9,750.53            84.92            9,688.11
--------------------------------------------------------------------------------------------------------------------------------
Billy H Henderson         248826259             1605              171            10,548.15            43.89           10,528.60
--------------------------------------------------------------------------------------------------------------------------------
Richie Washington         249415672             1609               91            10,391.22            38.13           10,377.07
--------------------------------------------------------------------------------------------------------------------------------
Ray Walker                227132736             1610              171             8,664.79            36.12            8,648.67
--------------------------------------------------------------------------------------------------------------------------------
Rupert Kelly              251196795             1612               98            15,107.52            55.97           15,086.41
--------------------------------------------------------------------------------------------------------------------------------
Anthony Montgomery        248475334             1701              178             7,454.05            31.48            7,439.77
--------------------------------------------------------------------------------------------------------------------------------
Eddie Banks               452820973             1702               27            14,235.82            48.33           14,220.34
--------------------------------------------------------------------------------------------------------------------------------
Kenneth Montgomery        249318249             1703               54            15,972.14            55.92           15,953.08
--------------------------------------------------------------------------------------------------------------------------------
Vincent Evans             521814544             1704               54            11,201.79            39.32           11,188.32
--------------------------------------------------------------------------------------------------------------------------------
Jason Anderson            248719058             1706               27            30,464.19           103.42           30,431.07
--------------------------------------------------------------------------------------------------------------------------------
Edward Nelson             251654877             1707               53            18,323.70            64.07           18,301.92
--------------------------------------------------------------------------------------------------------------------------------
Laertes Byrd              250716997             1708               53            23,463.72            82.04           23,435.83
--------------------------------------------------------------------------------------------------------------------------------
Sampson Muller            250379709             1709               14            23,418.28            78.41           23,393.91
--------------------------------------------------------------------------------------------------------------------------------
Asim Rahman               111566804             1710              132            15,560.81            60.65           15,536.07
--------------------------------------------------------------------------------------------------------------------------------
Eddie Davis               247413760             1713               41            24,169.99            83.34           24,142.43
--------------------------------------------------------------------------------------------------------------------------------
Michael Brown             248612889             1714               54            14,626.56            51.20           14,609.11
--------------------------------------------------------------------------------------------------------------------------------
David Langdale            247439492             1715               41            13,607.76            46.92           13,592.24
--------------------------------------------------------------------------------------------------------------------------------
Dennis Fowler             223130132             1801               14            46,760.53           156.57           46,711.87
--------------------------------------------------------------------------------------------------------------------------------
Matthew King              248210862             1803               15            24,310.78            81.48           24,285.40
--------------------------------------------------------------------------------------------------------------------------------
Tyronne Simmons           248432819             1804               43            47,565.93           164.39           47,511.31
--------------------------------------------------------------------------------------------------------------------------------
Douglas Graham             86386786             1805               15            31,292.34           104.89           31,259.66
--------------------------------------------------------------------------------------------------------------------------------
Mark Sanders              284528319             1806               15            34,295.28           114.95           34,259.47
--------------------------------------------------------------------------------------------------------------------------------
Stanley Masinsky          179406986             1812               67            11,501.33            40.91           11,486.96
--------------------------------------------------------------------------------------------------------------------------------
Michael Garrison          181581290             1816              118            21,476.37            81.91           21,444.02
--------------------------------------------------------------------------------------------------------------------------------
Mark Kauffman             201604364             1817                5            36,827.08           122.18           36,789.89
--------------------------------------------------------------------------------------------------------------------------------
Johnny Williams           247679606             1902               89            16,838.28            61.63           16,815.51
--------------------------------------------------------------------------------------------------------------------------------
Rodney Cain               250597485             1903              178             6,143.74            25.95            6,131.97
--------------------------------------------------------------------------------------------------------------------------------
Wilson Robinson           247535974             1921               50            13,474.19            46.95           13,458.33
--------------------------------------------------------------------------------------------------------------------------------
Nathaniel Snell           601241606             1922               41            27,019.74            92.82           26,989.27
--------------------------------------------------------------------------------------------------------------------------------
Daniel Warner             247087119             1923               50            14,945.34            52.07           14,927.76
--------------------------------------------------------------------------------------------------------------------------------
Cornell Riley             251551665             1925               29            18,386.83            62.56           18,366.70
--------------------------------------------------------------------------------------------------------------------------------
Robert Holmes             250337030             2101               69            19,637.00            70.02           19,612.30
--------------------------------------------------------------------------------------------------------------------------------
Charlton E Jackson        247376721             2103               89            26,226.48           143.79           26,143.21
--------------------------------------------------------------------------------------------------------------------------------
Melvin Haskell            251497003             2106               72            26,948.70            96.45           26,914.44
--------------------------------------------------------------------------------------------------------------------------------
John Neal                 266479073             2201               60            47,228.99           166.54           47,171.44
--------------------------------------------------------------------------------------------------------------------------------
David Smith               256922721             2202                7            27,155.71            90.27           27,128.11
--------------------------------------------------------------------------------------------------------------------------------
Roy J Fowler              248614161             2203               77            40,986.45           154.26           40,926.77
--------------------------------------------------------------------------------------------------------------------------------
Calvin Smith              247253413             2205                9            38,229.28           127.34           38,190.16
--------------------------------------------------------------------------------------------------------------------------------
Phillip M Haynie          247662642             2207               77            16,840.26           104.40           16,774.72
--------------------------------------------------------------------------------------------------------------------------------
Shane Garner              298822929             2301               19            47,482.10           159.82           47,431.85
--------------------------------------------------------------------------------------------------------------------------------
William Mc Nutt           159448234             2302               69            37,290.68           132.97           37,243.77
--------------------------------------------------------------------------------------------------------------------------------
Prince Glenn              249875405             2303                7            36,211.89           120.38           36,175.08
--------------------------------------------------------------------------------------------------------------------------------
Melvin D Gillard          248688503             2305               77            22,927.25           110.42           22,869.74
--------------------------------------------------------------------------------------------------------------------------------
James Roberts             532747367             2307                9            46,376.25           154.48           46,328.79
--------------------------------------------------------------------------------------------------------------------------------
Ronald D Edmonds          249060830             2402              122            37,789.33           145.02           37,731.52
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 21


--------------------------------------------------------------------------------------------------------------------------------
Gary W Lewis              250707378             2403              203            21,697.72           134.52           21,613.27
--------------------------------------------------------------------------------------------------------------------------------
Loyd Gunnels              251941814             2404               16            35,915.88           120.51           35,878.25
--------------------------------------------------------------------------------------------------------------------------------
Carl Ford                 251294828             2405               34            43,642.58           149.31           43,593.98
--------------------------------------------------------------------------------------------------------------------------------
Virgil Martin             247337485             2406               43            29,612.34           102.34           29,578.34
--------------------------------------------------------------------------------------------------------------------------------
Robert Robinson           250860759             2410               43            27,074.90            93.57           27,043.81
--------------------------------------------------------------------------------------------------------------------------------
Chad Clark                249616409             2411               53            49,126.90           171.78           49,068.49
--------------------------------------------------------------------------------------------------------------------------------
Ronnie Johns              249470586             2414               43            22,645.33            78.26           22,619.33
--------------------------------------------------------------------------------------------------------------------------------
Genevieve Rollerson       248118866             2702               73            23,507.55            84.24           23,477.56
--------------------------------------------------------------------------------------------------------------------------------
Kenneth Wood              578069352             2705               73            21,212.24            76.02           21,185.17
--------------------------------------------------------------------------------------------------------------------------------
Carla Shaffer             352460400             2706               73            19,635.57            70.37           19,610.51
--------------------------------------------------------------------------------------------------------------------------------
Michael R Edgin           532788133             2708               73            29,956.30           107.35           29,918.08
--------------------------------------------------------------------------------------------------------------------------------
Nathan Rushton            251945694             2712               74            25,704.57            92.24           25,671.65
--------------------------------------------------------------------------------------------------------------------------------
Raymond L Martin          331406173             2803              162            21,829.67           135.33           21,744.72
--------------------------------------------------------------------------------------------------------------------------------
Brian Mc Lyea             249559211             2804               51            26,986.96            94.14           26,955.10
--------------------------------------------------------------------------------------------------------------------------------
Chris Gossett             247672302             2805               51            27,188.97            94.84           27,156.87
--------------------------------------------------------------------------------------------------------------------------------
Douglas J Lindey          166467190             2806              145            28,421.07           116.11           28,370.55
--------------------------------------------------------------------------------------------------------------------------------
James A Cannon            251439059             2807              145            24,137.21           149.63           24,043.28
--------------------------------------------------------------------------------------------------------------------------------
David Smith               241158264             3001               11            22,313.00            74.48           22,290.01
--------------------------------------------------------------------------------------------------------------------------------
Donald Looney             227158843             3002               39            34,951.52           120.24           34,911.94
--------------------------------------------------------------------------------------------------------------------------------
Robert Huffhine           415923078             3003                6            43,786.70           145.41           43,742.34
--------------------------------------------------------------------------------------------------------------------------------
Johnny A Punch            241311711             3004               62            33,439.81           118.20           33,398.78
--------------------------------------------------------------------------------------------------------------------------------
Walter Bellamy            248232627             3005               15            36,782.49           123.29           36,744.08
--------------------------------------------------------------------------------------------------------------------------------
Ronnie Cadle              232173184             3006               15            33,053.07           110.79           33,018.56
--------------------------------------------------------------------------------------------------------------------------------
David Morris              418766517             3007               92            35,780.52           131.25           35,731.84
--------------------------------------------------------------------------------------------------------------------------------
Gary Setzer               246411124             3008              281            18,028.11           127.45           17,942.26
--------------------------------------------------------------------------------------------------------------------------------
Danny Nichols             243157730             3021              196            27,052.42           118.41           26,996.44
--------------------------------------------------------------------------------------------------------------------------------
Jeremy Sumlin             242530087             3022               12            29,451.70            98.41           29,421.26
--------------------------------------------------------------------------------------------------------------------------------
Earl F Price              238558941             3023              158            28,126.05           114.49           28,076.47
--------------------------------------------------------------------------------------------------------------------------------
Danny Buchanan            246310475             3024                1            30,730.00           101.54           30,699.38
--------------------------------------------------------------------------------------------------------------------------------
Robert Nichols            237311235             3025               26            34,678.27           117.60           34,640.70
--------------------------------------------------------------------------------------------------------------------------------
Brian Koontz              242317909             3031               11            50,992.27           170.21           50,939.73
--------------------------------------------------------------------------------------------------------------------------------
Jim Penley                225580031             3032              271            19,962.80           144.87           19,864.00
--------------------------------------------------------------------------------------------------------------------------------
Jamie Bobbitt             237573900             3102               24            52,539.81           177.79           52,483.27
--------------------------------------------------------------------------------------------------------------------------------
Kevin Adcock              227116963             3104                4            46,462.34           153.99           46,415.57
--------------------------------------------------------------------------------------------------------------------------------
Mickey Dudley             246352560             3106              178            34,763.42           146.81           34,696.83
--------------------------------------------------------------------------------------------------------------------------------
Homer Casstevens          238949151             3107               43            39,163.80           135.35           39,118.83
--------------------------------------------------------------------------------------------------------------------------------
Larry W Freeman           244252213             3108              102            47,753.34           177.94           47,685.60
--------------------------------------------------------------------------------------------------------------------------------
William Coalson Jr        241042021             3109               16            35,534.77           119.23           35,497.54
--------------------------------------------------------------------------------------------------------------------------------
Rufus Sims                237197336             3110               11            50,791.29           169.54           50,738.96
--------------------------------------------------------------------------------------------------------------------------------
Craig A Kirby             226150430             3112              120            41,792.66           163.74           41,725.36
--------------------------------------------------------------------------------------------------------------------------------
Chris Allen               590589844             3113               57            34,260.33           120.37           34,219.02
--------------------------------------------------------------------------------------------------------------------------------
John Miller               244537986             3121               16            40,012.76           134.25           39,970.85
--------------------------------------------------------------------------------------------------------------------------------
Anthony Johnson           241274090             3122                5            43,657.64           144.84           43,613.55
--------------------------------------------------------------------------------------------------------------------------------
Dale Gilliam              245061559             3124               14            41,177.78           137.88           41,134.93
--------------------------------------------------------------------------------------------------------------------------------
Scott Hall                243067981             3125                5            30,678.78           101.78           30,647.80
--------------------------------------------------------------------------------------------------------------------------------
Danny R Perkins           402861001             3201               72            46,317.24           165.78           46,258.35
--------------------------------------------------------------------------------------------------------------------------------
Darrell G James           238354679             3203              319            29,534.08           183.09           29,419.15
--------------------------------------------------------------------------------------------------------------------------------
Randall Robinson          241273888             3204               11            80,353.62           268.21           80,270.84
--------------------------------------------------------------------------------------------------------------------------------
George A Bennett          246354182             3206              245            22,914.71           112.35           22,855.24
--------------------------------------------------------------------------------------------------------------------------------
Stephen King              246293041             3208               48            51,712.00           179.75           51,651.59
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 22


--------------------------------------------------------------------------------------------------------------------------------
John Ramsey               241355575             3209               24            55,120.73           186.52           55,061.41
--------------------------------------------------------------------------------------------------------------------------------
James Cooper              238114747             3210               14            55,421.21           185.57           55,363.54
--------------------------------------------------------------------------------------------------------------------------------
William Schmidt           371509630             3221               15            32,700.25           109.60           32,666.11
--------------------------------------------------------------------------------------------------------------------------------
Christopher Frese         265955648             3222               23            41,796.04           141.29           41,751.20
--------------------------------------------------------------------------------------------------------------------------------
Bruce Robinson            297585492              100              247            37,157.34           183.10           37,059.99
--------------------------------------------------------------------------------------------------------------------------------
James Keith White         223666231              101               33            77,964.30           266.43           77,877.79
--------------------------------------------------------------------------------------------------------------------------------
Ronnie Phelps             237769914              103               66             3,739.64            13.28            3,734.99
--------------------------------------------------------------------------------------------------------------------------------
Donna Faye Sammons        224179872              106               54            14,472.39           212.97           14,292.82
--------------------------------------------------------------------------------------------------------------------------------
Willie P. Jones, Jr.      223805612              107               31            21,473.00           111.17           21,411.38
--------------------------------------------------------------------------------------------------------------------------------
Kevin Wayne Lester        228231934              115                3            37,055.52           125.39           37,015.64
--------------------------------------------------------------------------------------------------------------------------------
Michael D Yancey          230199572              200               18            64,846.24           218.03           64,777.86
--------------------------------------------------------------------------------------------------------------------------------
Herbert R. King, Jr       231944623              201               54            27,693.02           355.40           27,401.53
--------------------------------------------------------------------------------------------------------------------------------
William Columbus Bristow  231508886              203               14            29,260.50            97.97           29,230.05
--------------------------------------------------------------------------------------------------------------------------------
Joseph M Guthrie          230026409              204              150            11,461.59           131.00           11,357.04
--------------------------------------------------------------------------------------------------------------------------------
Charles D Holt            223886970              205                6            47,510.18           157.62           47,462.20
--------------------------------------------------------------------------------------------------------------------------------
Calvin Johnson            527751199              206               77            50,779.84           181.52           50,715.50
--------------------------------------------------------------------------------------------------------------------------------
John R. Clark             223945572              207               18            47,702.27           160.39           47,651.96
--------------------------------------------------------------------------------------------------------------------------------
Bernard A. Birdsong       223588127              300               31            42,529.51           197.53           42,430.13
--------------------------------------------------------------------------------------------------------------------------------
Ronald L. Stinecipher     409703729              301               15             6,368.57            53.10            6,330.17
--------------------------------------------------------------------------------------------------------------------------------
Randy Day Pettry          224703868              304              111            29,194.81           110.36           29,151.82
--------------------------------------------------------------------------------------------------------------------------------
Curtis Wayne Barricks     229644388              305               24            41,060.00           139.09           41,015.66
--------------------------------------------------------------------------------------------------------------------------------
David T Bowles            223460380              308               15             3,408.81            28.42            3,388.26
--------------------------------------------------------------------------------------------------------------------------------
Grace Ann Harris          229356128              321                9            22,864.77            76.16           22,841.37
--------------------------------------------------------------------------------------------------------------------------------
Charles T Weade           228023450              400               60            46,854.01           165.22           46,796.91
--------------------------------------------------------------------------------------------------------------------------------
William D Terrell         230485057              401               47            29,407.45           102.10           29,373.21
--------------------------------------------------------------------------------------------------------------------------------
Kenneth E Massie          223563353              402               50            19,837.75           118.86           19,764.67
--------------------------------------------------------------------------------------------------------------------------------
Donald Ray Dedrick        227688388              403              168            32,948.81           136.57           32,888.28
--------------------------------------------------------------------------------------------------------------------------------
Jerry W Ball              245727573              404               47            23,601.78            81.95           23,574.30
--------------------------------------------------------------------------------------------------------------------------------
Darrel Gutshall           223648467              430              194             8,345.09            35.59            8,328.76
--------------------------------------------------------------------------------------------------------------------------------
Timothy Keith Miller      590054989              432               67            37,013.12           131.64           36,966.89
--------------------------------------------------------------------------------------------------------------------------------
Boyd Keith Rexrode        228764909              434              133            45,308.59           176.88           45,236.27
--------------------------------------------------------------------------------------------------------------------------------
Raymond Ralph Ritchie     227740272              435              304            24,492.76           121.35           24,427.93
--------------------------------------------------------------------------------------------------------------------------------
Anthony Shane Sites       235213041              436                9            41,196.19           137.23           41,154.03
--------------------------------------------------------------------------------------------------------------------------------
Mark E Kearney            559062503              580              206            19,762.30            88.16           19,719.75
--------------------------------------------------------------------------------------------------------------------------------
James A. Herring          229237844              582                3            49,986.02           187.59           49,913.78
--------------------------------------------------------------------------------------------------------------------------------
Paul Jason Thomas         227191506              583               11            39,204.19           130.86           39,163.80
--------------------------------------------------------------------------------------------------------------------------------
Brent L. Barnes           230084849              585                4            30,249.10           100.25           30,218.66
--------------------------------------------------------------------------------------------------------------------------------
Lawrence Eugene
   Walker,Jr.             559577240              587              163            28,301.33           116.25           28,250.39
--------------------------------------------------------------------------------------------------------------------------------
David Romeo Genest          2366925              588              520                84.92            85.12                0.00
--------------------------------------------------------------------------------------------------------------------------------
Jody Mosser               520823249              591               50            23,753.95           120.59           23,688.18
--------------------------------------------------------------------------------------------------------------------------------
Ed Hand                   226084733              592                7            51,150.51           170.04           51,098.51
--------------------------------------------------------------------------------------------------------------------------------
William S. White,Jr.      225270250              593               72            38,518.98           137.69           38,470.18
--------------------------------------------------------------------------------------------------------------------------------
Johnny Gordon             223319738              642               31            59,113.92           201.56           59,048.78
--------------------------------------------------------------------------------------------------------------------------------
Bruce A. Prillaman        226044881              643               27            49,454.47           198.21           49,370.39
--------------------------------------------------------------------------------------------------------------------------------
Justin Joseph             220929944              645               32            56,851.36           194.06           56,788.50
--------------------------------------------------------------------------------------------------------------------------------
James William Hurd        232660084              647               47             5,755.36            90.33            5,678.31
--------------------------------------------------------------------------------------------------------------------------------
Neil Clark Townsend       224664080              850              415            12,567.17           132.70           12,463.47
--------------------------------------------------------------------------------------------------------------------------------
Bernard Edward Lamay      231649504              851              172            32,546.05           135.89           32,485.27
--------------------------------------------------------------------------------------------------------------------------------
Keith C. Reed             231047923              852               17            55,046.50           253.89           54,919.64
--------------------------------------------------------------------------------------------------------------------------------
Joel L. Dollarhite        223925872              853               35            39,261.66           134.62           39,217.64
--------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 23

----------------------------------------------------------------------------------------------------------------------
John Delbert Via                 229319837         860        304         26,227.58           153.52         26,134.59
----------------------------------------------------------------------------------------------------------------------
Deborah Berberette               230909814         861         45         39,129.17           135.54         39,083.93
----------------------------------------------------------------------------------------------------------------------
Thomas Eroh, Jr                  180543824         862         15         45,604.74           152.86         45,557.12
----------------------------------------------------------------------------------------------------------------------
Blaine Staton                    226962312         870         51         35,622.26           175.56         35,528.91
----------------------------------------------------------------------------------------------------------------------
Kenneth Ray Clark                227901795         871          1         51,769.00           171.06         51,717.41
----------------------------------------------------------------------------------------------------------------------
Eric Moran                       229251654         903          2         50,739.38           167.83         50,688.64
----------------------------------------------------------------------------------------------------------------------
John Leech Jr                    577827092         906        595         41,422.07           148.83         41,368.83
----------------------------------------------------------------------------------------------------------------------
Wesley Allen Webb                225232949         908         26         70,058.08           237.58         69,982.17
----------------------------------------------------------------------------------------------------------------------
Michael Richard Neighbors        250135964         915          1         24,197.00           140.86         24,111.98
----------------------------------------------------------------------------------------------------------------------
William Keith Hanks              228131254        2071         10         29,805.16           145.75         29,728.19
----------------------------------------------------------------------------------------------------------------------
Robert P Davis                   216720010        2075        320         14,745.72           108.10         14,671.65
----------------------------------------------------------------------------------------------------------------------
Mark Woodyard                    579962158        2120          2         66,004.15           218.32         65,938.15
----------------------------------------------------------------------------------------------------------------------
Martin W. Henderson              529888844        2122          9         47,286.83           157.52         47,238.43
----------------------------------------------------------------------------------------------------------------------
Joseph Travis Peyton             227255740        2123         18         31,015.38           104.28         30,982.67
----------------------------------------------------------------------------------------------------------------------
David Tetzlaff                   279684362        2124         34         50,321.87        50,438.00              0.00
----------------------------------------------------------------------------------------------------------------------
Richard C. Pruitt                253515362        2125          9         44,784.90           148.76         44,739.49
----------------------------------------------------------------------------------------------------------------------
William Bryant Regan             591942425        2126         34         45,686.81        45,792.24              0.00
----------------------------------------------------------------------------------------------------------------------
Robert Duane Lindsay             235881198        2202         41         19,776.57           158.80         19,663.41
----------------------------------------------------------------------------------------------------------------------
William H. Barrett, Jr             6467485        2203         74         48,418.82           173.74         48,356.82
----------------------------------------------------------------------------------------------------------------------
Warren Lambert                   227885407        2204        143         37,648.96           149.39         37,586.45
----------------------------------------------------------------------------------------------------------------------
Kevin A. Byars                   116502409        2205         98         19,592.25            72.60         19,564.86
----------------------------------------------------------------------------------------------------------------------
James M Daughtry                 223941405        2206        104         40,729.18           152.20         40,670.97
----------------------------------------------------------------------------------------------------------------------
James Junius Vaughan             227546889        2207        460          8,726.88           153.55          8,593.47
----------------------------------------------------------------------------------------------------------------------
Kenneth P. Hendricks             223158292        2208        322         45,378.76           285.55         45,197.93
----------------------------------------------------------------------------------------------------------------------
Ruben Calderon                   156649567        3000         10         39,826.17           132.80         39,785.28
----------------------------------------------------------------------------------------------------------------------
James Emmanuel Goldman Sr        231152951        3001         31         31,975.58           117.98         31,931.39
----------------------------------------------------------------------------------------------------------------------
James William Arrington          228582891        3003         32         22,330.50            82.17         22,299.86
----------------------------------------------------------------------------------------------------------------------
Lloyd Lemont Edmonds             231026013        3004         14         30,474.29           102.04         30,442.58
----------------------------------------------------------------------------------------------------------------------
Van B. Ferguson                  224781754        3020        270         28,331.41           148.85         28,247.94
----------------------------------------------------------------------------------------------------------------------
William A. Thompson              223439305        3021         82         38,878.23           140.96         38,826.99
----------------------------------------------------------------------------------------------------------------------
Charles Thompson                 243787616        3022         21         31,878.65           115.43         31,836.79
----------------------------------------------------------------------------------------------------------------------
Frank Dwight Worsham             225430614        3100         63         33,226.59           128.69         33,174.58
----------------------------------------------------------------------------------------------------------------------
James D Mullins                  232114930        3101          8         30,122.24           174.15         30,017.60
----------------------------------------------------------------------------------------------------------------------
Danny Elroy Alexander            229045252        3102         18         43,230.72           145.36         43,185.12
----------------------------------------------------------------------------------------------------------------------
Daniel Spencer Eure              230623772        3104        290         15,336.46           119.88         15,251.97
----------------------------------------------------------------------------------------------------------------------
Frank Worsham                    227626546        3105         49         37,190.88           129.43         37,147.28
----------------------------------------------------------------------------------------------------------------------
Chad Randolph Turner             227881047        3106         43         35,930.06           124.18         35,888.80
----------------------------------------------------------------------------------------------------------------------
Michael Jonah Brown              230175182        3150        117         37,923.63           144.43         37,866.72
----------------------------------------------------------------------------------------------------------------------
Roger Newton                     224882451        3152        117          6,783.00           146.48          6,652.17
----------------------------------------------------------------------------------------------------------------------
Johnnie M Powell                 228521673        3153        180          2,911.69            14.11          2,904.30
----------------------------------------------------------------------------------------------------------------------
Don Neely                        225191125        3155        143         24,676.10           108.50         24,624.54
----------------------------------------------------------------------------------------------------------------------
Eric David Hanks                 231371649        3156         45         33,415.18           115.75         33,376.54
----------------------------------------------------------------------------------------------------------------------
Page W. Summerlin                237908946        3201        248         43,395.59           189.55         43,306.18
----------------------------------------------------------------------------------------------------------------------
Grant Edwin Schages              224393760        3204        115         47,653.23           180.94         47,582.26
----------------------------------------------------------------------------------------------------------------------
Kenneth Green                    218565724        3205         26         31,530.95           106.93         31,496.78
----------------------------------------------------------------------------------------------------------------------
Bobby Joe Collins                228503202        3220          3         33,632.74           111.36         33,598.99
----------------------------------------------------------------------------------------------------------------------
Mark Robertson                   231118288        3221          4         46,948.88           155.60         46,901.62
----------------------------------------------------------------------------------------------------------------------
Jamey B. Arthur                  227279928        3241         24         37,096.04           154.04         37,027.61
----------------------------------------------------------------------------------------------------------------------
Timothy Scott Morgan             224967056        3300         95          5,430.56           100.00          5,343.09
----------------------------------------------------------------------------------------------------------------------
Morgan Thomas Borum              229040738        3301        292         21,000.93           118.16         20,931.23
----------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 24

----------------------------------------------------------------------------------------------------------------------
Roger Lee Dowdy                  226642400        3302        393         14,960.54           135.00         14,860.06
----------------------------------------------------------------------------------------------------------------------
Nathan G Holman, Jr              224841708        3303         79         35,490.70           128.17         35,444.43
----------------------------------------------------------------------------------------------------------------------
Steve Rogers                     226112765        3304         84         32,612.78           118.56         32,569.48
----------------------------------------------------------------------------------------------------------------------
Daniel B. Puckett                231211217        3307         26         32,135.05           108.98         32,100.23
----------------------------------------------------------------------------------------------------------------------
Edward E. Evans                  230025975        3400        228         35,009.29           164.95         34,925.13
----------------------------------------------------------------------------------------------------------------------
David Eagle                      231067386        3401         24         31,260.05           149.06         31,183.13
----------------------------------------------------------------------------------------------------------------------
Charles D. Kidd                  228883486        3402         41         52,303.31           180.35         52,243.66
----------------------------------------------------------------------------------------------------------------------
Marvin P.Owen                    224962272        3403         43         56,209.11           194.26         56,144.56
----------------------------------------------------------------------------------------------------------------------
Darrell Crouch                   223908125        3404        253         29,014.08           139.40         28,941.64
----------------------------------------------------------------------------------------------------------------------
William D. Luders                482684643        3406        220         31,244.12           163.25         31,152.97
----------------------------------------------------------------------------------------------------------------------
Larry Dean Johns                 231133282        3407          4         47,277.89           156.69         47,230.30
----------------------------------------------------------------------------------------------------------------------
Michael Stinnette                229765154        3408        137         27,274.79           107.12         27,230.61
----------------------------------------------------------------------------------------------------------------------
Troy Hughes                      498821066         220         12         53,489.35           178.80         53,433.99
----------------------------------------------------------------------------------------------------------------------
Robert Sweet Jr                  436694230         222         43         42,219.98           145.95         42,171.46
----------------------------------------------------------------------------------------------------------------------
Brian Tullis                     439672581         224         38         48,960.23           168.25         48,904.97
----------------------------------------------------------------------------------------------------------------------
Michael Tates                    435337790         232        256         42,546.32           214.80         42,429.70
----------------------------------------------------------------------------------------------------------------------
Kenneth Ebarb                    433723448         234        375         12,106.21            97.80         12,036.35
----------------------------------------------------------------------------------------------------------------------
Gary Watkins                     433257586         235         12         36,253.29           121.15         36,215.80
----------------------------------------------------------------------------------------------------------------------
Donald Bryant                    433171098         238        120         22,483.65            86.00         22,449.54
----------------------------------------------------------------------------------------------------------------------
Mark Reynolds                    433136739         239        141         43,132.48           170.60         43,061.42
----------------------------------------------------------------------------------------------------------------------
Phillip Hester                   439110668         242        208         35,095.02           157.60         35,018.41
----------------------------------------------------------------------------------------------------------------------
Gary Helm                        452723500         310        107         53,460.75           200.65         53,383.47
----------------------------------------------------------------------------------------------------------------------
Timothy Ingalls                  372808720         321        116         28,004.82        28,069.45              0.00
----------------------------------------------------------------------------------------------------------------------
Thurston Rockmore                464652166         323         24         22,508.34            76.15         22,484.13
----------------------------------------------------------------------------------------------------------------------
Danny Echols                     461892273         373         10         41,431.53           138.15         41,388.99
----------------------------------------------------------------------------------------------------------------------
Michael Johnson                  449310430         374         10         47,723.89           159.15         47,674.87
----------------------------------------------------------------------------------------------------------------------
Donald Marsh                     458928303         375         10         54,254.46           180.90         54,198.76
----------------------------------------------------------------------------------------------------------------------
William Wahl                     458647942         377        356          8,683.82            63.40          8,640.46
----------------------------------------------------------------------------------------------------------------------
Greg Bell                        461710209         431        138         44,413.77           174.90         44,341.36
----------------------------------------------------------------------------------------------------------------------
Ronn Earp                        455531074         435         34         29,420.30           100.65         29,387.54
----------------------------------------------------------------------------------------------------------------------
Robert Wade                      459570119         437        113         44,371.89           168.10         44,306.19
----------------------------------------------------------------------------------------------------------------------
Bruce Lambert                    445583272         439        300         33,029.85           191.00         32,915.07
----------------------------------------------------------------------------------------------------------------------
G W Webster                      444763271         450         16         57,681.67           193.50         57,621.28
----------------------------------------------------------------------------------------------------------------------
Phillip Howell                   448660591         452         61         48,970.54           173.00         48,910.55
----------------------------------------------------------------------------------------------------------------------
Terry Beckham                    444724874         453         16         55,149.78           185.00         55,092.05
----------------------------------------------------------------------------------------------------------------------
Arvy Howell                      448662094         454         23         54,330.36           183.70         54,272.04
----------------------------------------------------------------------------------------------------------------------
Mark Mincey                      489640042         530        118         10,940.09            41.70         10,923.64
----------------------------------------------------------------------------------------------------------------------
James Gibson                     451732031         531         32         62,542.91           213.50         62,473.74
----------------------------------------------------------------------------------------------------------------------
Jimmy Aldridge                   451866849         532         12         54,676.78           182.70         54,620.26
----------------------------------------------------------------------------------------------------------------------
James Dodson                     585012499         534         77         47,446.98           171.00         47,385.47
----------------------------------------------------------------------------------------------------------------------
Terry Stevens                    510801232         537         32         45,583.65           155.60         45,533.24
----------------------------------------------------------------------------------------------------------------------
Raymond Wright                   570210516         538        113         37,326.25           141.35         37,271.04
----------------------------------------------------------------------------------------------------------------------
Sam Kincaid                      566748491         540         12         55,774.08           186.40         55,716.39
----------------------------------------------------------------------------------------------------------------------
Chad Pierce                      459592774         565         12         41,870.48           139.90         41,827.20
----------------------------------------------------------------------------------------------------------------------
Gary Oneal                       451907058         566        389         11,885.11           104.65         11,807.89
----------------------------------------------------------------------------------------------------------------------
Kenneth Parr                     573027953         567        126         35,588.78           137.45         35,533.46
----------------------------------------------------------------------------------------------------------------------
Donald Martinez                  456215864         620        123         12,756.79            49.05         12,737.18
----------------------------------------------------------------------------------------------------------------------
Carl Cochran                     449557476         621        123         24,088.49            92.60         24,051.48
----------------------------------------------------------------------------------------------------------------------
Melvin Taylor                    449583064         622        117         19,488.57        19,533.54              0.00
----------------------------------------------------------------------------------------------------------------------
Randy Head                       538708092         623         59         26,119.68            92.00         26,087.96
----------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 25

----------------------------------------------------------------------------------------------------------------------
Edwin Roddy                      466793919         624         46         18,475.73            64.05         18,454.32
----------------------------------------------------------------------------------------------------------------------
Kevin Francis                    437215685         625         59         22,798.54            80.30         22,770.85
----------------------------------------------------------------------------------------------------------------------
Glen W House                     452111169         740         40         41,482.63           142.90         41,435.46
----------------------------------------------------------------------------------------------------------------------
Randy Bakenhus                   432173045         741        154         29,657.00           120.00         29,605.44
----------------------------------------------------------------------------------------------------------------------
Richard Conaster                 432191068         742         68         43,881.09           156.35         43,826.00
----------------------------------------------------------------------------------------------------------------------
Tony Hill                        443667695         750         40         34,509.09           118.85         34,469.88
----------------------------------------------------------------------------------------------------------------------
Jerry Lynn Page                  463475900         751         46         56,298.58           195.30         56,233.20
----------------------------------------------------------------------------------------------------------------------
Cornelius John                   448747805         753        244         19,290.81            94.40         19,240.93
----------------------------------------------------------------------------------------------------------------------
Steven Taylor                    431042035         761        289         20,914.89           116.55         20,846.61
----------------------------------------------------------------------------------------------------------------------
Joel King                        458677414         762         32         47,808.44           163.25         47,755.52
----------------------------------------------------------------------------------------------------------------------
Ronnie Skinner                   430943689         764        177         44,597.66           188.05         44,512.53
----------------------------------------------------------------------------------------------------------------------
Raymond Melton                   429821306         773        289         24,396.48           135.95         24,316.83
----------------------------------------------------------------------------------------------------------------------
Chris Bickerstaff                457551094         775         29         83,397.36           283.75         83,306.07
----------------------------------------------------------------------------------------------------------------------
Donald Hupp                      430451967         780         72         47,337.95           169.50         47,277.69
----------------------------------------------------------------------------------------------------------------------
Carroll Bryant                   430820773         781         40         33,127.24           114.10         33,089.59
----------------------------------------------------------------------------------------------------------------------
Terry Ingersoll                  429984773         782        151         35,282.96           141.95         35,222.43
----------------------------------------------------------------------------------------------------------------------
John Wilson                      452198241         813         80         50,094.01           181.25         50,028.36
----------------------------------------------------------------------------------------------------------------------
Jeff King                        454796305         816        106         46,071.05           172.65         46,004.72
----------------------------------------------------------------------------------------------------------------------
Edwin Frederick                  456153157         817          6         46,565.67           154.65         46,518.48
----------------------------------------------------------------------------------------------------------------------
Bobby Tucker                     466827134         818        106         23,460.51            87.95         23,426.70
----------------------------------------------------------------------------------------------------------------------
Randall Haberman                 455333671         851         73         47,765.85           171.70         47,704.38
----------------------------------------------------------------------------------------------------------------------
Steven Whittenburg               585164914         852         24         39,283.64           132.95         39,241.34
----------------------------------------------------------------------------------------------------------------------
Curtis Antley                    456887173         853        469          6,024.71           123.40          5,915.21
----------------------------------------------------------------------------------------------------------------------
James Mann                       452299226         854        104         43,925.79           164.20         43,862.96
----------------------------------------------------------------------------------------------------------------------
Glenn Watts                      572475614         856         24         25,789.40            87.25         25,761.66
----------------------------------------------------------------------------------------------------------------------
Joe Zitek                        459232540         857         24         56,291.93           190.60         56,231.23
----------------------------------------------------------------------------------------------------------------------
Paul Hudgins                     453134527         859        130         30,572.18           118.80         30,523.93
----------------------------------------------------------------------------------------------------------------------
Steve Germanos                   585608768         920         31         42,813.43           146.00         42,766.23
----------------------------------------------------------------------------------------------------------------------
Jose Delafuente                  459616484         921         53         28,126.00            98.25         28,092.66
----------------------------------------------------------------------------------------------------------------------
Alex Gonzalez                    466747655         923        180         26,254.47           111.00         26,204.06
----------------------------------------------------------------------------------------------------------------------
Philip Haynes                    417883901         925         99         29,783.32           110.65         29,741.40
----------------------------------------------------------------------------------------------------------------------
Jimmy Wiles                      312844004         926         31         52,416.89           178.75         52,359.10
----------------------------------------------------------------------------------------------------------------------
Douglas Grubbs                   456638693         927         20         35,412.69           119.35         35,375.06
----------------------------------------------------------------------------------------------------------------------
Marcos A Hernandez               640165263         928        127         33,258.46           128.70         33,206.51
----------------------------------------------------------------------------------------------------------------------
Jose Arguijo                     640684264         929         11         57,029.96           190.35         56,971.22
----------------------------------------------------------------------------------------------------------------------
Jose Arguijo                     632682575         930         46         31,747.21           110.10         31,710.37
----------------------------------------------------------------------------------------------------------------------
Erick Sandoval                   630680235         931         84         32,548.80           118.20         32,505.71
----------------------------------------------------------------------------------------------------------------------
Authur Degray                     18421036         932         14         27,663.35            92.50         27,634.69
----------------------------------------------------------------------------------------------------------------------
Erick Saavedra                   473129725         933         34         41,417.78           141.65         41,371.71
----------------------------------------------------------------------------------------------------------------------
Larry Huffman Jr                 466639656         936        112         21,659.11            81.80         21,627.29
----------------------------------------------------------------------------------------------------------------------
Jimmy Crutcher                   462376136        1021         12         62,320.96           208.25         62,256.53
----------------------------------------------------------------------------------------------------------------------
Jimmy Cregg                      454510489        1023         12         32,584.32           108.90         32,550.61
----------------------------------------------------------------------------------------------------------------------
Billy Wallace                    449499822        1026         25         44,230.72           149.85         44,182.94
----------------------------------------------------------------------------------------------------------------------
Corey Voorheese                  459833299        1028         12         39,160.82           130.85         39,120.34
----------------------------------------------------------------------------------------------------------------------
Matthew Neyra                    326640622        1029         12         46,785.08           156.35         46,736.70
----------------------------------------------------------------------------------------------------------------------
Kevin Beach                      570312713        1100        165         22,596.46            93.00         22,555.61
----------------------------------------------------------------------------------------------------------------------
Urial R Mayes                    466251107        1101         31         37,498.85           127.85         37,457.54
----------------------------------------------------------------------------------------------------------------------
Roger Eddington                  460714575        1102         52         48,361.60           168.55         48,304.65
----------------------------------------------------------------------------------------------------------------------
Joey Eddington                   461531340        1103         23         39,089.11           132.25         39,047.07
----------------------------------------------------------------------------------------------------------------------
Eric White                       445608180        1105         31         53,241.24           181.50         53,182.60
----------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 26

----------------------------------------------------------------------------------------------------------------------
Daniel Crommett                  463789077        1106         11         42,438.36           141.65         42,394.64
----------------------------------------------------------------------------------------------------------------------
Kenneth Mills                    487922449        1107         45         40,798.83           141.25         40,751.73
----------------------------------------------------------------------------------------------------------------------
Michael Smallwood                454697960        1108         23         37,613.25           127.25         37,572.80
----------------------------------------------------------------------------------------------------------------------
Bruce Rogers                     440600894        1109         18         32,842.00           110.50         32,807.29
----------------------------------------------------------------------------------------------------------------------
Eric Marriott                    450738606        1110        180         30,471.22           129.15         30,412.39
----------------------------------------------------------------------------------------------------------------------
Kelly Parchman                   451802324        1201         72         38,062.22           136.20         38,013.86
----------------------------------------------------------------------------------------------------------------------
Galen Evans                      463114165        1202         24         28,795.28            97.50         28,764.23
----------------------------------------------------------------------------------------------------------------------
Ron Belcher                      449296705        1203         24         19,531.76            66.00         19,510.83
----------------------------------------------------------------------------------------------------------------------
John A Remsza                    457391223        1230         73         32,673.35           117.00         32,631.75
----------------------------------------------------------------------------------------------------------------------
Matt Johnson                     458374394        1231         51         27,117.07            94.65         27,085.00
----------------------------------------------------------------------------------------------------------------------
James Peterson                   456951144        1233         68         24,292.33            86.50         24,261.89
----------------------------------------------------------------------------------------------------------------------
Jimmy Thompson                   432823817        1234         98         23,722.72            88.00         23,689.46
----------------------------------------------------------------------------------------------------------------------
Martin Torres                    460478645        1235        131         29,725.92           115.45         29,679.07
----------------------------------------------------------------------------------------------------------------------
Donald Gonzalez                  459294871        1243         97         29,904.41           110.50         29,862.92
----------------------------------------------------------------------------------------------------------------------
George Green                     463314563        1250        176         24,345.14           102.50         24,298.82
----------------------------------------------------------------------------------------------------------------------
Ryan Lackey                      450834754        1251         11         23,149.73            77.25         23,125.90
----------------------------------------------------------------------------------------------------------------------
Jason Mccrary                    461395884        1252         40         32,877.44           113.25         32,840.06
----------------------------------------------------------------------------------------------------------------------
Larry Evans                      573110972        1254         14         34,156.81           114.25         34,121.38
----------------------------------------------------------------------------------------------------------------------
Ricki Allen                      461909614        1255        118         11,346.89            43.30         11,329.78
----------------------------------------------------------------------------------------------------------------------
Jason Smart                      498761293        1400         23         47,089.78           159.00         47,039.45
----------------------------------------------------------------------------------------------------------------------
Richard Warner                   575883434        1401         51         41,105.51           143.50         41,056.87
----------------------------------------------------------------------------------------------------------------------
Hasan Saida                      358522416        1403        113         39,450.87           149.35         39,392.56
----------------------------------------------------------------------------------------------------------------------
Kenneth Howard                   458355170        1405        112         24,656.59            93.00         24,620.49
----------------------------------------------------------------------------------------------------------------------
Steve Sargent                    464432673        1406         34        106,657.82           364.50        106,539.45
----------------------------------------------------------------------------------------------------------------------
David Hampton                    509769622        1407         95         31,164.79        31,236.71              0.00
----------------------------------------------------------------------------------------------------------------------
Herbert Dodge                    522045596        1408        180         15,088.64            63.25         15,060.21
----------------------------------------------------------------------------------------------------------------------
David Rose                       552337887        1410         23         44,123.82           149.25         44,076.39
----------------------------------------------------------------------------------------------------------------------
Jose Torres                      460477796        1411         14         40,964.85           137.15         40,922.23
----------------------------------------------------------------------------------------------------------------------
James Mcgrath                    465635470        1412        157         26,771.46           108.75         26,724.49
----------------------------------------------------------------------------------------------------------------------
Tommy Williams                   456191221        1413        167         19,052.45            78.95         19,017.47
----------------------------------------------------------------------------------------------------------------------
Rudy Perez                       461739684        1414         23         56,675.97           191.65         56,615.11
----------------------------------------------------------------------------------------------------------------------
Anthony Wallace                  464210690        1415         30         45,817.22           155.80         45,767.15
----------------------------------------------------------------------------------------------------------------------
Robert Haubold                   508543053        1417         51         26,617.61            92.85         26,586.19
----------------------------------------------------------------------------------------------------------------------
Thomas Sargent                   457531100        1418         14         25,125.24            84.15         25,099.07
----------------------------------------------------------------------------------------------------------------------
Robert E Brown                   459271132        1420         23         59,306.44           200.50         59,242.80
----------------------------------------------------------------------------------------------------------------------
Anthony Brown                    465775834        1422        150         26,151.80           105.00         26,107.15
----------------------------------------------------------------------------------------------------------------------
Jason Youngblood                 435433599        1424         10         33,980.08           113.25         33,945.25
----------------------------------------------------------------------------------------------------------------------
Joe Bonfanti                     436338241        1721        174         15,666.83            65.66         15,637.32
----------------------------------------------------------------------------------------------------------------------
John Woodard                     431632029        1722        196         20,150.14            88.25         20,108.39
----------------------------------------------------------------------------------------------------------------------
Lee Mabry                        430174185        1724        289         25,486.54           141.02         25,404.34
----------------------------------------------------------------------------------------------------------------------
Gary Pruitt                      430886440        1727        289         29,432.15           163.98         29,336.09
----------------------------------------------------------------------------------------------------------------------
Danny Weaver                     431275867        1728        174         19,867.17            83.27         19,829.75
----------------------------------------------------------------------------------------------------------------------
Chris Mcelroy                    430618982        1750         88         28,949.66           105.80         28,910.67
----------------------------------------------------------------------------------------------------------------------
John Knight                      431644721        1751        289         20,615.98           114.87         20,548.69
----------------------------------------------------------------------------------------------------------------------
Mike Hogg                        432988517        1753        289         19,101.89           106.42         19,039.55
----------------------------------------------------------------------------------------------------------------------
James Hudler                     461150687        1754         99         27,791.46           103.15         27,752.44
----------------------------------------------------------------------------------------------------------------------
Kenneth Johnson                  458196267        1757        151         23,353.95            95.25         23,312.59
----------------------------------------------------------------------------------------------------------------------
Clinton Rowland                  430571982        1800         10         29,401.76            98.00         29,371.61
----------------------------------------------------------------------------------------------------------------------
Ricky Sanford                    438847290        1801         10         38,795.71           129.35         38,755.89
----------------------------------------------------------------------------------------------------------------------
Melvin Mcmullan                  435314029        1802        294         21,702.53           123.00         21,629.61
----------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 27

----------------------------------------------------------------------------------------------------------------------
Elbert Scarbrough                550357896        1803         63         43,192.85           153.00         43,139.53
----------------------------------------------------------------------------------------------------------------------
Steven Breazeale                 431578408        1804         10         29,600.05            98.65         29,569.71
----------------------------------------------------------------------------------------------------------------------
Chris Collins                    437213647        1805         10         35,922.12           119.75         35,885.27
----------------------------------------------------------------------------------------------------------------------
Charlie Caldwell                 438115431        1806        243         19,258.62            94.00         19,209.06
----------------------------------------------------------------------------------------------------------------------
Richard Tomboli                  437435878        1809          2         41,478.62           137.20         41,437.14
----------------------------------------------------------------------------------------------------------------------
Jimmy Hankins, Jr                437398437        1820        121         39,382.95           151.00         39,322.83
----------------------------------------------------------------------------------------------------------------------
Dustin Stewart                   431699515        2100         12         40,129.84           134.10         40,088.35
----------------------------------------------------------------------------------------------------------------------
Richard Cooper                   459278003        2101        194         50,400.35           219.70         50,296.96
----------------------------------------------------------------------------------------------------------------------
Cliff Schlund                    537666299        2103         72         28,823.44           103.15         28,786.81
----------------------------------------------------------------------------------------------------------------------
David Baxley                     572130597        2104        106         23,198.19            86.94         23,164.78
----------------------------------------------------------------------------------------------------------------------
Kelley Eaton                     431782022        2105        195         24,440.64           106.76         24,390.28
----------------------------------------------------------------------------------------------------------------------
Ken Harris                       435314025        2107        106         35,048.77           131.35         34,998.30
----------------------------------------------------------------------------------------------------------------------
Jim Mccord                       432114487        2109         77         42,149.13           151.85         42,094.55
----------------------------------------------------------------------------------------------------------------------
Greg Deweese                     432157262        2202        171         30,213.85           125.93         30,157.64
----------------------------------------------------------------------------------------------------------------------
Nathan Gregory                   427494751        2203          5         46,931.50           155.70         46,884.10
----------------------------------------------------------------------------------------------------------------------
Donald Ballard                   457278637        2204        140         35,539.45           140.20         35,481.26
----------------------------------------------------------------------------------------------------------------------
James Walters                    432048472        2300        112         32,787.89           151.27         32,712.28
----------------------------------------------------------------------------------------------------------------------
Miles Daubenheyer                431711261        2301        112         28,512.08           107.79         28,470.09
----------------------------------------------------------------------------------------------------------------------
Brian Daubenheyer                431619644        2303         34         30,626.95           104.80         30,592.83
----------------------------------------------------------------------------------------------------------------------
Roy Lewis                        431392659        2310        154         22,433.58            90.70         22,394.65
----------------------------------------------------------------------------------------------------------------------
Louis Leach                      431670309        2311         34         32,781.45           112.15         32,744.95
----------------------------------------------------------------------------------------------------------------------
Ricky Andrews                    451040735        2320        154         40,854.92           165.16         40,784.04
----------------------------------------------------------------------------------------------------------------------
Darrell Clum                     445883805        2400          9         39,728.80           132.25         39,688.23
----------------------------------------------------------------------------------------------------------------------
Richard Edison                   440660400        2401        129         38,559.54           149.50         38,499.02
----------------------------------------------------------------------------------------------------------------------
Esker Evans                      445762047        2402         44         36,466.62           126.30         36,424.47
----------------------------------------------------------------------------------------------------------------------
Steve Ruggiero                   104503072        2403        183          3,584.46            15.30          3,577.43
----------------------------------------------------------------------------------------------------------------------
Donald Dearmon                   448840735        2405         26         46,089.43           156.25         46,039.54
----------------------------------------------------------------------------------------------------------------------
Jose Holguin                     525375794        2406         26         50,794.64           172.25         50,739.61
----------------------------------------------------------------------------------------------------------------------
Danny Treesh                     443804088        2409         26         46,955.09           159.25         46,904.20
----------------------------------------------------------------------------------------------------------------------
Billy Graddy                     445841999        2412         44         29,868.13           103.25         29,833.81
----------------------------------------------------------------------------------------------------------------------
William Grantham                 457981521        2420        196         16,051.73            70.25         16,018.52
----------------------------------------------------------------------------------------------------------------------
Leonard Christenson              388426478        2430        154         19,092.93            77.72         19,059.27
----------------------------------------------------------------------------------------------------------------------
Stuart Pierce                    465171218        2431         26         28,889.70            98.00         28,858.37
----------------------------------------------------------------------------------------------------------------------
Brandon Tripp                    446901067        2432         26         25,520.11            86.50         25,492.50
----------------------------------------------------------------------------------------------------------------------
Kiley Loyd                       431698552        2500         72         43,120.61           154.35         43,065.77
----------------------------------------------------------------------------------------------------------------------
Philip Carter                    431677874        2501         31         40,806.22           139.20         40,761.19
----------------------------------------------------------------------------------------------------------------------
Larry Schluterman                431153688        2503        154         22,625.66            91.46         22,586.41
----------------------------------------------------------------------------------------------------------------------
Michael Hicks                    431439505        2504        154         31,157.12           126.00         31,103.02
----------------------------------------------------------------------------------------------------------------------
Kent Jenson                      431575799        2506         47         33,041.57           114.75         33,003.07
----------------------------------------------------------------------------------------------------------------------
Leon Cochran                     561661581        2508         65         35,046.15           124.35         35,002.68
----------------------------------------------------------------------------------------------------------------------
Jeffery Browder                  430432725        2509         96         35,676.31           131.80         35,626.84
----------------------------------------------------------------------------------------------------------------------
Martin Stueart                   430698504        2510         15         40,754.46           136.60         40,711.91
----------------------------------------------------------------------------------------------------------------------
Jerry Leonard                    447386485        2513        127         39,621.26           153.22         39,559.47
----------------------------------------------------------------------------------------------------------------------
Andrick Todd                     432572922        2600         34         21,972.56            75.20         21,948.07
----------------------------------------------------------------------------------------------------------------------
Timothy Mccuien                  429378067        2601          8         28,250.20            94.00         28,221.39
----------------------------------------------------------------------------------------------------------------------
Melvin Faddis                    447465107        2602        193          9,078.27            39.70          9,059.52
----------------------------------------------------------------------------------------------------------------------
Harold Robertson Jr              430230068        2603         77         12,277.80            44.25         12,261.88
----------------------------------------------------------------------------------------------------------------------
George Moore                     432496667        2604          8         43,244.10           143.90         43,199.99
----------------------------------------------------------------------------------------------------------------------
Robert Carroll                   437354311        2605         21         27,252.66            91.95         27,223.60
----------------------------------------------------------------------------------------------------------------------
Donald Jordan                    432211472        2608          8         32,897.41           109.45         32,863.88
----------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 28

----------------------------------------------------------------------------------------------------------------------
Carlos Garcia                    600300450        2609         33         15,306.90            52.30         15,289.92
----------------------------------------------------------------------------------------------------------------------
Robert Riley                     431613030        2612         34         22,079.28            75.55         22,054.68
----------------------------------------------------------------------------------------------------------------------
Cleo Ussery                      432375117        2613         20         24,614.47            82.95         24,588.32
----------------------------------------------------------------------------------------------------------------------
John Elliott                     431516921        2614         34         28,039.99            95.90         28,008.80
----------------------------------------------------------------------------------------------------------------------
Danny Hill                       430064489        2615         34         33,195.87           113.60         33,158.88
----------------------------------------------------------------------------------------------------------------------
Paul Claypool                    429232374        2619         34         19,723.85            67.45         19,701.92
----------------------------------------------------------------------------------------------------------------------
Chris Stephens                   431591436        2620          8         41,466.56           138.00         41,424.25
----------------------------------------------------------------------------------------------------------------------
Danny Williams                   432712044        2621         34         32,452.31           111.05         32,416.15
----------------------------------------------------------------------------------------------------------------------
Gene Sutton                      455566866        2622        289         22,996.35           128.11         22,921.31
----------------------------------------------------------------------------------------------------------------------
Jack Shope                       457741919        2624        289         31,360.38           174.73         31,258.02
----------------------------------------------------------------------------------------------------------------------
James Holmes                     185505194        2625         33         23,574.31            80.55         23,548.16
----------------------------------------------------------------------------------------------------------------------
Chris Moix                       429618209        2630         34         31,477.20           107.70         31,442.14
----------------------------------------------------------------------------------------------------------------------
William Terry                    430780923        2631        174         22,130.82            92.75         22,089.14
----------------------------------------------------------------------------------------------------------------------
Gregory D Blankenship            236945628         180         25         50,799.36        50,916.59              0.00
----------------------------------------------------------------------------------------------------------------------
Michael A Baker                  231271583         181         19         54,095.63           183.00         54,037.47
----------------------------------------------------------------------------------------------------------------------
Tim W Carroll                    225024238         182          8         19,636.53            66.00         19,615.85
----------------------------------------------------------------------------------------------------------------------
Dennis W Harmon                  234920341         185        227         31,606.08           149.00         31,530.02
----------------------------------------------------------------------------------------------------------------------
Rodney Furches                   233987290         186         14         39,817.26           134.00         39,775.15
----------------------------------------------------------------------------------------------------------------------
James J Bourne                   234709155         187        243         26,913.99           148.00         26,828.10
----------------------------------------------------------------------------------------------------------------------
Brenton Doty                     281821244         189          9         37,475.02           125.00         37,436.50
----------------------------------------------------------------------------------------------------------------------
Gregory L Roope                  236967231         190          4         43,829.00           146.00         43,784.14
----------------------------------------------------------------------------------------------------------------------
James M Wright                   228271443         192          7         28,854.95            96.00         28,825.54
----------------------------------------------------------------------------------------------------------------------
Kim Reed                         235234031         193         10         28,562.31            96.00         28,532.22
----------------------------------------------------------------------------------------------------------------------
Ricky L Hodge                    223900861         260         22         42,048.84           143.00         42,002.88
----------------------------------------------------------------------------------------------------------------------
Blake Covey                      230470151         263        126         42,473.45           164.00         42,407.47
----------------------------------------------------------------------------------------------------------------------
Kenneth E Albert Jr              230783266         265         15         41,463.97           139.00         41,420.66
----------------------------------------------------------------------------------------------------------------------
Ricky L Greer                    224317127         266         50         37,005.75           130.00         36,961.15
----------------------------------------------------------------------------------------------------------------------
Willard W Anderson               224157883         281         10         38,748.96           130.00         38,708.38
----------------------------------------------------------------------------------------------------------------------
William C Holdaway               231279774         283         10         38,103.50           128.00         38,063.43
----------------------------------------------------------------------------------------------------------------------
Joseph F Sandy Jr                235748196         301        155         10,975.34            50.00         10,950.67
----------------------------------------------------------------------------------------------------------------------
Frederick A Showalter            232233741         303          4         44,143.23           147.00         44,098.10
----------------------------------------------------------------------------------------------------------------------
David Cavrich                    233027524         304        224         17,574.05            83.00         17,531.61
----------------------------------------------------------------------------------------------------------------------
Tracy Talkington                 234049931         306        224          8,173.36            39.00          8,153.22
----------------------------------------------------------------------------------------------------------------------
Clifford E Powell                236881944         307        325          6,275.25            75.00          6,214.73
----------------------------------------------------------------------------------------------------------------------
Dave Ford                        235213941         309          5         32,686.49           109.00         32,652.92
----------------------------------------------------------------------------------------------------------------------
Charles B Casto                  235297534         311          3         22,694.90            75.00         22,672.27
----------------------------------------------------------------------------------------------------------------------
Rollin L Simpson,Jr              311601908         404        362         33,986.69           180.00         33,885.12
----------------------------------------------------------------------------------------------------------------------
Curtis L Hamilton                406464603         405        512            811.06           112.00            700.93
----------------------------------------------------------------------------------------------------------------------
Anthony Compton                  405197244         406         27         34,412.55           117.00         34,374.96
----------------------------------------------------------------------------------------------------------------------
Charles K Stumbo                 406137031         407         60         46,165.39           163.00         46,108.93
----------------------------------------------------------------------------------------------------------------------
Ricky E Lowe                     272686102         408         27         36,936.47           126.00         36,895.71
----------------------------------------------------------------------------------------------------------------------
Carolyn S Johnson                404669589         409        235         18,150.42           177.00         18,015.31
----------------------------------------------------------------------------------------------------------------------
Joe S Mcclure                    403066897         410         27         49,633.76           198.00         49,550.30
----------------------------------------------------------------------------------------------------------------------
James R Fannin                   296387603         411         22         41,106.20           139.00         41,062.06
----------------------------------------------------------------------------------------------------------------------
Danny Slone                      402086677         412         31          1,936.79            93.00          1,848.26
----------------------------------------------------------------------------------------------------------------------
David H Derossett                406566098         415        326         13,800.13            94.00         13,737.98
----------------------------------------------------------------------------------------------------------------------
Troy Jay Wood                    589128464         500        137         38,758.42           153.00         38,694.86
----------------------------------------------------------------------------------------------------------------------
Ronnie Compton                   224703627         502        121         33,687.81           130.00         33,635.55
----------------------------------------------------------------------------------------------------------------------
Kenneth E Hicks Jr               234252489         503         13         31,386.08           105.00         31,353.51
----------------------------------------------------------------------------------------------------------------------
Bandy R Kennedy                  235193613         505         13         49,886.72           167.00         49,834.84
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Brian D Bandy                          234290511       506                5            46,950.49           156.00       46,902.84
----------------------------------------------------------------------------------------------------------------------------------
Shannon D Owens                        226299726       508               49            40,151.23           140.00       40,103.89
----------------------------------------------------------------------------------------------------------------------------------
David K Regon                          225026393       509              248            20,608.53           102.00       20,554.09
----------------------------------------------------------------------------------------------------------------------------------
Adam Ben Hooper                        228062899       652              168            28,000.13           144.00       27,920.75
----------------------------------------------------------------------------------------------------------------------------------
Brian Mullins                          227357173       654               44            40,052.93           139.00       40,006.36
----------------------------------------------------------------------------------------------------------------------------------
Michael B Stallard                     212544175       656               14            29,869.75           101.00       29,837.68
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Lynn Barker                    223984680       658              122            33,656.70           130.00       33,604.37
----------------------------------------------------------------------------------------------------------------------------------
Gary W Clem                            400886723       670              250            26,835.34           157.00       26,740.27
----------------------------------------------------------------------------------------------------------------------------------
James M Howard                         406313709       672               65            28,623.60           102.00       28,587.65
----------------------------------------------------------------------------------------------------------------------------------
Estes Hensley                          407903593       673              246            22,430.11           111.00       22,370.87
----------------------------------------------------------------------------------------------------------------------------------
Tad J Smith                            404238289       674              277            11,867.86            74.00       11,821.25
----------------------------------------------------------------------------------------------------------------------------------
Melvin Nantz                           406310588       675               92            33,733.69           125.00       33,686.54
----------------------------------------------------------------------------------------------------------------------------------
Larry Wine                             233801530       720              224            20,050.06            93.34       20,002.99
----------------------------------------------------------------------------------------------------------------------------------
Buddy W. Allen                         235046520       721               69            52,833.09           189.00       52,766.01
----------------------------------------------------------------------------------------------------------------------------------
Baron J Morton                         235230079       751                8            50,472.63           168.00       50,421.11
----------------------------------------------------------------------------------------------------------------------------------
Kevin R Mcmillion                      235171559       752               14            46,176.35           155.00       46,127.91
----------------------------------------------------------------------------------------------------------------------------------
Johnny D Johns                         235062519       754              160            36,834.77           151.00       36,768.77
----------------------------------------------------------------------------------------------------------------------------------
Arthur D Chidester                     233238273       755               52            32,609.74           115.00       32,569.99
----------------------------------------------------------------------------------------------------------------------------------
Steven R Brown                         234066763       756              122            58,258.29           224.00       58,168.73
----------------------------------------------------------------------------------------------------------------------------------
Dan Legg                               235984065       757               14            27,646.45            93.00       27,617.25
----------------------------------------------------------------------------------------------------------------------------------
Stanley P Brown                        235684841       800              195            21,109.77            94.00       21,064.48
----------------------------------------------------------------------------------------------------------------------------------
James K Goins                          233193949       802              431             4,997.32            62.00        4,946.85
----------------------------------------------------------------------------------------------------------------------------------
Michael R Balser                       235313378       803               59            28,104.22           100.00       28,069.08
----------------------------------------------------------------------------------------------------------------------------------
James Lake                             212589456       804              185            24,872.69           107.00       24,823.09
----------------------------------------------------------------------------------------------------------------------------------
Fred R Barrett                         235085141       805              218            29,599.25           138.00       29,529.56
----------------------------------------------------------------------------------------------------------------------------------
Ronald A Tucker                        302726358       810               47            35,143.40           123.00       35,101.50
----------------------------------------------------------------------------------------------------------------------------------
Ronald D Heater                        232154433       812               46            37,427.21           130.00       37,383.58
----------------------------------------------------------------------------------------------------------------------------------
Roger Page                             235213821       814              109            32,284.06           122.00       32,236.56
----------------------------------------------------------------------------------------------------------------------------------
Warren J Lanham, Sr                    234722145       816              230            22,805.47           108.00       22,750.10
----------------------------------------------------------------------------------------------------------------------------------
Jeff King                              233319598       831              237             9,373.51            45.04        9,350.10
----------------------------------------------------------------------------------------------------------------------------------
John Carte                             236235716       832                9            24,897.76            83.00       24,872.22
----------------------------------------------------------------------------------------------------------------------------------
Juventino D Garcia                     229134418       900               12            24,043.17            81.00       24,017.65
----------------------------------------------------------------------------------------------------------------------------------
Mark C. Keaton                         232236559       901              127            43,668.13           170.00       43,598.90
----------------------------------------------------------------------------------------------------------------------------------
Tim Zutaut                             235926376       903              159            35,848.51           147.00       35,784.24
----------------------------------------------------------------------------------------------------------------------------------
Samuel W Scarbrough                    223330811       904               49            31,133.73           109.00       31,096.58
----------------------------------------------------------------------------------------------------------------------------------
Daniel Clifford                        234197318       905              167            32,998.88           138.00       32,937.03
----------------------------------------------------------------------------------------------------------------------------------
Charles R Fitzwater                    232843411       906               73            31,404.34           113.00       31,363.81
----------------------------------------------------------------------------------------------------------------------------------
Donald D Smith Jr                      236743738       910              332            17,414.32           114.00       17,340.51
----------------------------------------------------------------------------------------------------------------------------------
Hal Withrow H                          234111897       911              146            32,219.75           129.00       32,165.10
----------------------------------------------------------------------------------------------------------------------------------
Carlos Wriston                         235705429       912              168            28,203.83           118.00       28,150.92
----------------------------------------------------------------------------------------------------------------------------------
Andrew T Finch                         233047139       913              599             7,494.77           130.00        7,382.07
----------------------------------------------------------------------------------------------------------------------------------
Thomas Wolfe                           235331746      1002              144            25,899.53           103.00       25,856.30
----------------------------------------------------------------------------------------------------------------------------------
Shawn D Hall                           234115233      1003                5            27,143.20            91.00       27,114.84
----------------------------------------------------------------------------------------------------------------------------------
Dustin W Nesselrotte                   233358132      1004               23            39,187.93           133.00       39,145.36
----------------------------------------------------------------------------------------------------------------------------------
Fernando C Velasquez                   115581499      1021                8            23,352.79            78.00       23,328.68
----------------------------------------------------------------------------------------------------------------------------------
Kenneth P Pence Jr                     233198154      1023                8            31,445.03           105.00       31,412.60
----------------------------------------------------------------------------------------------------------------------------------
Robert A Redmond                       236824464      1024               39            24,007.02            83.00       23,979.42
----------------------------------------------------------------------------------------------------------------------------------
Charles M Cox                          233082471      1026               89            21,465.95            79.00       21,436.49
----------------------------------------------------------------------------------------------------------------------------------
Ralph Kerns                            301402803      1029              144            12,214.40            97.00       12,145.59
----------------------------------------------------------------------------------------------------------------------------------
William Hall                           234117090      1030              144            27,546.15           110.00       27,499.72

-----------------------------------------------------------------------------------------------------------------------------------
Michael Wolfe                   235290268             1031              141            22,600.16            91.00        22,561.31
-----------------------------------------------------------------------------------------------------------------------------------
James E Robertson               232191326             1034                3            26,647.17            88.00        26,620.66
-----------------------------------------------------------------------------------------------------------------------------------
James Mcgary                    300647003             1102               93            46,714.14           172.00        46,649.94
-----------------------------------------------------------------------------------------------------------------------------------
Johnny E Forrest                402761235             1103               84            35,031.64           128.00        34,984.48
-----------------------------------------------------------------------------------------------------------------------------------
James E Barnett                 268761748             1104              222            22,860.84           106.00        22,807.60
-----------------------------------------------------------------------------------------------------------------------------------
Gregory A Hunter                235067234             1105               73            35,090.21           127.00        35,044.19
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E Cook                   404192143             1106               12            32,818.25           110.00        32,783.98
-----------------------------------------------------------------------------------------------------------------------------------
John M Davidson                 291800758             1107               22            47,917.07           162.00        47,865.65
-----------------------------------------------------------------------------------------------------------------------------------
Eddie R Christian               406687574             1109               10            41,084.64           137.00        41,042.45
-----------------------------------------------------------------------------------------------------------------------------------
Wayne C Parker                  407724445             1110              376             9,910.81            97.00         9,836.68
-----------------------------------------------------------------------------------------------------------------------------------
Roger Ramey                     271820596             1121               22            45,129.66           153.00        45,080.81
-----------------------------------------------------------------------------------------------------------------------------------
Houston A Trimble               402113328             1122                8            26,371.74            88.00        26,344.60
-----------------------------------------------------------------------------------------------------------------------------------
Carl J Hylton Ii                224337089             1270               65            43,597.31           155.00        43,542.92
-----------------------------------------------------------------------------------------------------------------------------------
Dale P Counts Ii                226961443             1271               50            48,491.26           170.00        48,433.16
-----------------------------------------------------------------------------------------------------------------------------------
Donald R Brooks Jr              223275232             1272               19            37,390.58           126.00        37,350.87
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey J Griffith              223296116             1273              114            34,456.18           131.00        34,404.69
-----------------------------------------------------------------------------------------------------------------------------------
Garland L Anderson              230969771             1274              415            10,048.98            96.00         9,976.17
-----------------------------------------------------------------------------------------------------------------------------------
David M Jackson                 228945266             1277               19            37,171.71           126.00        37,131.49
-----------------------------------------------------------------------------------------------------------------------------------
Wille Stidham                   407969827             1303               33            44,114.03           151.00        44,064.83
-----------------------------------------------------------------------------------------------------------------------------------
Donald K Combs                  406026268             1304              467             6,771.03           135.00         6,651.66
-----------------------------------------------------------------------------------------------------------------------------------
Estes R Wooten                  406967639             1305              438            12,300.67           164.00        12,165.06
-----------------------------------------------------------------------------------------------------------------------------------
Gregory  Begley                 405133040             1307              134            29,094.24           115.00        29,046.38
-----------------------------------------------------------------------------------------------------------------------------------
John S Boggs                    405171527             1308               56            36,308.88           128.00        36,264.67
----------------------------------------------------------------------------------------------------------------------------------
Dwayne M Poling                 234215672             1425               32            27,271.64            94.00        27,240.57
-----------------------------------------------------------------------------------------------------------------------------------
Mark C Mullens                  232924536             1426                5            26,812.12            89.00        26,784.99
-----------------------------------------------------------------------------------------------------------------------------------
Jeff Stapleton                  383642522             1427               60            26,712.03            95.00        26,678.67
-----------------------------------------------------------------------------------------------------------------------------------
Ed Hitt                         233667711             1430              124            28,564.12           110.00        28,520.04
-----------------------------------------------------------------------------------------------------------------------------------
Todd C Mullins                  234255489             1500               70            35,509.04           127.00        35,463.98
-----------------------------------------------------------------------------------------------------------------------------------
Laben Slater                    405920256             1502               77            33,974.46           123.00        33,929.86
-----------------------------------------------------------------------------------------------------------------------------------
Claude C Sammons Jr             235626634             1504              421            17,768.32           131.00        17,678.32
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Ramey                  406509738             1505              550             2,213.68           101.00         2,117.79
-----------------------------------------------------------------------------------------------------------------------------------
Scott Woolum                    233275588             1512               34            61,317.94           210.00        61,249.44
-----------------------------------------------------------------------------------------------------------------------------------
Timothy J Morrison              235254175             1514               34             3,129.60           155.00         2,981.82
-----------------------------------------------------------------------------------------------------------------------------------
Danny D Stidham                 296720442             1600               27            36,141.94           123.00        36,102.34
-----------------------------------------------------------------------------------------------------------------------------------
Terry Gallagher                 406133082             1604              207            24,658.48           111.00        24,604.38
-----------------------------------------------------------------------------------------------------------------------------------
Roger L Campbell                268403011             1605              268            27,853.08           147.00        27,770.36
-----------------------------------------------------------------------------------------------------------------------------------
Scott E Altman                  288806722             1606               13            41,110.13           138.00        41,067.00
-----------------------------------------------------------------------------------------------------------------------------------
Floyd E Callahan Jr             272468350             1620               23            32,394.87           110.00        32,359.63
-----------------------------------------------------------------------------------------------------------------------------------
James Harmon                    277829165             1621               38            29,688.23           103.00        29,653.74
-----------------------------------------------------------------------------------------------------------------------------------
Daniel J Workman                233861485             1622               38            20,060.17            70.00        20,036.46
-----------------------------------------------------------------------------------------------------------------------------------
Brady A Turley                  234762306             1623              174            25,815.96           118.00        25,757.54
-----------------------------------------------------------------------------------------------------------------------------------
Rickey Copen                    232808177             1760               33            39,385.87           135.00        39,341.76
-----------------------------------------------------------------------------------------------------------------------------------
Ricky D Callison                234068299             1761               13            44,196.09           148.00        44,150.08
-----------------------------------------------------------------------------------------------------------------------------------
Donald Wayne Dorsey             235174444             1762              212            22,381.63           124.00        22,309.28
-----------------------------------------------------------------------------------------------------------------------------------
Ronnie Fields                   229907912             1763               57            39,396.72           139.00        39,348.64
----------------------------------------------------------------------------------------------------------------------------------
Randall G Keener                236330449             1764               38            43,040.20           149.00        42,990.52
-----------------------------------------------------------------------------------------------------------------------------------
Jerry Mcclung                   232273150             1766               33            56,933.86           195.00        56,870.25
-----------------------------------------------------------------------------------------------------------------------------------
Joe J Wesley                    436687867              101                2            34,503.58           114.12        34,469.08
-----------------------------------------------------------------------------------------------------------------------------------
Rocky L. Nicholas               439942239              102              179            26,038.03           110.17        25,987.95
-----------------------------------------------------------------------------------------------------------------------------------
Robert H Kerr                   413909005              108              250            18,511.87            91.96        18,462.63

----------------------------------------------------------------------------------------------------------------------------------
Chad L. Miranda             435063797              109               70            26,063.40            93.05           26,030.50
----------------------------------------------------------------------------------------------------------------------------------
Glen W Bracey               436616959              110                8            30,871.60           102.73           30,840.11
----------------------------------------------------------------------------------------------------------------------------------
Eric A West                 437615977              120              135            63,058.69           246.96           62,957.25
----------------------------------------------------------------------------------------------------------------------------------
James W Banes Jr            428908463              121               35            31,536.12           108.01           31,500.89
----------------------------------------------------------------------------------------------------------------------------------
Johnny R Dixon              433377395              122               35            29,310.59           100.38           29,277.85
----------------------------------------------------------------------------------------------------------------------------------
Donald R. Parker            434881895              123              155            33,641.47           136.24           33,582.86
----------------------------------------------------------------------------------------------------------------------------------
Douglas R Wills Jr          433374029              208              321            14,852.34            92.82           14,793.79
----------------------------------------------------------------------------------------------------------------------------------
Michael A Fletcher          433352576              209               24            34,440.74           116.54           34,403.68
----------------------------------------------------------------------------------------------------------------------------------
Chester C Kloss Jr          439982495              212               60            35,562.34           125.40           35,519.01
----------------------------------------------------------------------------------------------------------------------------------
Barry Devall                435849067              216               43             6,378.66           110.54            6,282.84
----------------------------------------------------------------------------------------------------------------------------------
Steven C Gourd              593202659              223               47            28,236.69            98.04           28,203.81
----------------------------------------------------------------------------------------------------------------------------------
John W Simpson              437312439              300              232            32,894.64           156.09           32,814.46
----------------------------------------------------------------------------------------------------------------------------------
Michael L. Pounds           427574779              302               74            45,895.38           164.69           45,836.60
----------------------------------------------------------------------------------------------------------------------------------
David M Simpson             587610418              303                5            39,114.68           137.38           39,067.56
----------------------------------------------------------------------------------------------------------------------------------
James D Moore               587331600              304              250             9,913.88            49.25            9,887.51
----------------------------------------------------------------------------------------------------------------------------------
James B. Moak               587331696              305              516               655.10           121.93              534.68
----------------------------------------------------------------------------------------------------------------------------------
Kevin L Coon                426532206              306               18            17,398.73           137.38           17,301.50
----------------------------------------------------------------------------------------------------------------------------------
Bobby Coker                 426259614              307               18            31,864.65           149.04           31,789.14
----------------------------------------------------------------------------------------------------------------------------------
Johnie Miller               439648303              371              438             3,900.31            52.26            3,857.05
----------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Shelton          436411675              372               74            27,735.95            99.53           27,700.43
----------------------------------------------------------------------------------------------------------------------------------
Paul D. Smith               587395700              373              124            31,006.91           119.35           30,959.11
----------------------------------------------------------------------------------------------------------------------------------
Robert M Wells              425967131              420              197            25,607.32           112.31           25,554.10
----------------------------------------------------------------------------------------------------------------------------------
Bruce W. Rainey             435112970              421              153            30,457.17           122.51           30,404.95
----------------------------------------------------------------------------------------------------------------------------------
Henry K. Perrin             439984107              422               68            22,704.90            80.86           22,676.44
----------------------------------------------------------------------------------------------------------------------------------
Kevin C. Creith             368840038              426              122            45,255.36           173.66           45,186.14
----------------------------------------------------------------------------------------------------------------------------------
Jeremy W Carter             428394430              427               19            33,250.24           111.92           33,215.05
----------------------------------------------------------------------------------------------------------------------------------
Lazaro Jimenez              435049637              428              368            17,960.52            79.60           17,922.37
----------------------------------------------------------------------------------------------------------------------------------
Ronald J. Joachim, Jr.      438396328              431              124            27,265.91           112.80           27,216.03
----------------------------------------------------------------------------------------------------------------------------------
Alfonza Gaston, Jr.         587083198              500               75            41,630.87           149.58           41,577.36
----------------------------------------------------------------------------------------------------------------------------------
Michael O Hannah            428084051              501               12            21,261.63            71.04           21,239.66
----------------------------------------------------------------------------------------------------------------------------------
Wade C Tolliver             425082441              502              185             9,538.94            40.83            9,520.12
----------------------------------------------------------------------------------------------------------------------------------
Donald Sanders              426279392              503              185            20,014.55            88.16           19,972.58
----------------------------------------------------------------------------------------------------------------------------------
Thomas Smith Jr             425511219              504               11            23,748.42            79.27           23,723.95
----------------------------------------------------------------------------------------------------------------------------------
Tommy W. Griggs             435802937              505               85            41,583.42           151.37           41,528.01
----------------------------------------------------------------------------------------------------------------------------------
Michael W Brown             323663634              506               13            28,520.25            95.40           28,490.67
----------------------------------------------------------------------------------------------------------------------------------
Christopher D Hamilton      425450303              508               48            32,604.97           113.34           32,566.87
----------------------------------------------------------------------------------------------------------------------------------
Irving R Haddad             426621633              509              185            24,461.17           104.71           24,412.91
----------------------------------------------------------------------------------------------------------------------------------
Timothy G Nichols           422949888              510               47            26,707.00            92.72           26,675.91
----------------------------------------------------------------------------------------------------------------------------------
Robert B Shows              587430327              512               14            43,155.48           144.50           43,110.57
----------------------------------------------------------------------------------------------------------------------------------
Terrance L. Reeves          587669005              513              185            17,850.87            76.50           17,815.56
----------------------------------------------------------------------------------------------------------------------------------
Gregory A Bonnette          435190317              547              185            18,847.38           100.72           18,790.15
----------------------------------------------------------------------------------------------------------------------------------
Joseph J Roche              435889692              600               49            45,116.36           157.01           45,063.46
----------------------------------------------------------------------------------------------------------------------------------
Gerald J. Wolf              439688889              603              509             1,225.74           103.79            1,124.78
----------------------------------------------------------------------------------------------------------------------------------
George Kauffman             433191429              605               69            12,640.46            45.07           12,624.56
----------------------------------------------------------------------------------------------------------------------------------
Frank A. Pastrano           437172220              616               79            40,279.51           145.28           40,227.18
----------------------------------------------------------------------------------------------------------------------------------
Timothy M Pejsach           481981754              617              170            19,855.71           128.66           19,772.87
----------------------------------------------------------------------------------------------------------------------------------
Charles Fath Jr             433568409              618              110            25,948.32            97.80           25,910.40
----------------------------------------------------------------------------------------------------------------------------------
Nathan R Talford            434775288              619               11            37,864.81           126.39           37,825.80
----------------------------------------------------------------------------------------------------------------------------------
Ronald L Gardet Sr          357483312              621              197            47,225.29           206.70           47,127.57
----------------------------------------------------------------------------------------------------------------------------------
Hubert C Jarrow Jr.         437089231              624               65            45,443.18           161.43           45,386.62

------------------------------------------------------------------------------------------------------------------------------------
Lonnie Vaughn                   439194247              700              326            38,369.06           144.41         38,313.19
------------------------------------------------------------------------------------------------------------------------------------
Hong T Phan                     586405059              709              174            23,591.35            98.88         23,546.91
------------------------------------------------------------------------------------------------------------------------------------
Gordon L Frank                  435703502              713              263            26,947.19           138.71         26,870.67
------------------------------------------------------------------------------------------------------------------------------------
Raymond P Vincent               436684686              809               23            26,745.26            90.41         26,716.57
------------------------------------------------------------------------------------------------------------------------------------
Ronald Karr                     438588771              810               48            28,027.58            99.20         27,993.06
------------------------------------------------------------------------------------------------------------------------------------
Gerard C. Glaudi                438920231              812              190            32,088.78           138.75         32,024.08
------------------------------------------------------------------------------------------------------------------------------------
Bernard Gilliam                 435135966              816               48            23,197.46            86.94         23,164.05
------------------------------------------------------------------------------------------------------------------------------------
Christopher Brown Sr            438317821              817              120            24,564.25            93.97         24,526.97
------------------------------------------------------------------------------------------------------------------------------------
James D. Carter                 255901631              900              122            27,686.24           102.30         27,647.83
------------------------------------------------------------------------------------------------------------------------------------
Rudolph L Lataxes Jr            438191801              903               13            31,009.83           103.72         30,977.67
------------------------------------------------------------------------------------------------------------------------------------
Carl A. Trusty                  438297245              906              183            30,957.31           132.01         30,896.74
------------------------------------------------------------------------------------------------------------------------------------
Dale M. Mcgregor                438196589              908               18            19,704.30            76.08         19,673.69
------------------------------------------------------------------------------------------------------------------------------------
Jerry C Mauldin                 438391760              911              405            11,643.47           120.28         11,550.06
------------------------------------------------------------------------------------------------------------------------------------
Warren Delcambre, Jr.           436258267              912               18            49,710.04           167.14         49,657.62
------------------------------------------------------------------------------------------------------------------------------------
Johnny H Smith                  587800767             1021              185            32,730.75           140.12         32,666.16
------------------------------------------------------------------------------------------------------------------------------------
Richard D Hayes                 527636652             1022              163            30,612.52           125.74         30,557.42
------------------------------------------------------------------------------------------------------------------------------------
Millard T. Eaton                427964792             1023              111            30,173.78           113.90         30,129.51
------------------------------------------------------------------------------------------------------------------------------------
David R Firmin                  438986544             1024               47            35,457.73           123.11         35,416.45
------------------------------------------------------------------------------------------------------------------------------------
Kenneth G. Walters              587049893             1025               89            36,235.59           132.61         36,186.60
------------------------------------------------------------------------------------------------------------------------------------
Gary C Newton                   424588944             1026               48            32,527.25           113.07         32,489.24
------------------------------------------------------------------------------------------------------------------------------------
Cesar Navarro                   456433135              100               18            50,579.68           170.07         50,526.33
------------------------------------------------------------------------------------------------------------------------------------
George Harrison Jr.             559639937              101               28            37,701.72           128.13         37,660.59
------------------------------------------------------------------------------------------------------------------------------------
George R Harrison Sr            541443770              102              150            23,757.93            95.38         23,717.38
------------------------------------------------------------------------------------------------------------------------------------
Steve S Pacheco                 585880626              104               64            23,639.22            83.76         23,610.01
------------------------------------------------------------------------------------------------------------------------------------
Patrick C Barela                525554301              105              154            24,574.07            99.34         24,531.44
------------------------------------------------------------------------------------------------------------------------------------
David O Sanchez                 525374292              106              127            25,859.93           100.00         25,819.61
------------------------------------------------------------------------------------------------------------------------------------
Dagoberto Varela                585498745              107               13            28,906.56            96.69         28,876.58
------------------------------------------------------------------------------------------------------------------------------------
Armando Troncoso                585293743              117              135            10,615.12            43.36         10,596.26
------------------------------------------------------------------------------------------------------------------------------------
Ronnie D Barnwell               585416453              118               77            23,281.69            83.86         23,251.56
------------------------------------------------------------------------------------------------------------------------------------
Darold W Morhead                499461574              120              157            13,587.46            55.22         13,563.60
------------------------------------------------------------------------------------------------------------------------------------
Adan Morones                    585370159              121               12            27,277.13            91.14         27,248.94
------------------------------------------------------------------------------------------------------------------------------------
Anthony M Gallegos              545021982              200              113            44,851.12           169.80         44,784.82
------------------------------------------------------------------------------------------------------------------------------------
William R. Pruitt               221248514              202                8            22,123.49            73.62         22,100.92
------------------------------------------------------------------------------------------------------------------------------------
Ernest E Martinez               525060186              204              160            19,708.46            80.51         19,673.43
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A Tachias              585643266              205              173            32,728.60           136.92         32,667.21
------------------------------------------------------------------------------------------------------------------------------------
Gerald Garcia                   585119080              207               90            41,743.11           152.98         41,686.46
------------------------------------------------------------------------------------------------------------------------------------
Walter Gibson                   585299885              209               11            31,137.13           103.93         31,105.05
------------------------------------------------------------------------------------------------------------------------------------
Jim Peralta                     585132356              211               89            31,911.82           116.79         31,868.67
------------------------------------------------------------------------------------------------------------------------------------
James R Barela                  585023434              212               59            23,784.25            83.76         23,755.38
------------------------------------------------------------------------------------------------------------------------------------
Douglas T Kitchen               585843871              213                2            23,778.28            78.65         23,754.50
------------------------------------------------------------------------------------------------------------------------------------
Richard Smith                   525293463              214              160            16,374.49            66.90         16,345.38
------------------------------------------------------------------------------------------------------------------------------------
Jeff Montoya                    525291515              215               37            30,131.35           103.43         30,097.45
------------------------------------------------------------------------------------------------------------------------------------
Raymond Gonzales                525131695              216               21            24,098.69            81.29         24,073.01
------------------------------------------------------------------------------------------------------------------------------------
David M Shurtleff               437689713              217              152            14,785.98            59.57         14,760.53
------------------------------------------------------------------------------------------------------------------------------------
Tony Pena                       585076367              218               26            34,600.22           117.34         34,562.73
------------------------------------------------------------------------------------------------------------------------------------
Robert Ruiz                     458314814              500               51            36,857.32           128.57         36,813.81
------------------------------------------------------------------------------------------------------------------------------------
Santiago Valdez                 460599483              502              215            28,425.12           129.62         28,361.10
------------------------------------------------------------------------------------------------------------------------------------
George Lara                     465334403              503               29            43,432.38           147.77         43,384.84
------------------------------------------------------------------------------------------------------------------------------------
C Rueda                         454673411              504              357             9,842.72           143.07          9,722.36
------------------------------------------------------------------------------------------------------------------------------------
Noel Guardado                   467552822              510              274            30,873.15           163.63         30,780.77

--------------------------------------------------------------------------------------------------------------------------------
Martin Coronado                 454996004        511              438             8,375.49           110.99            8,283.83
--------------------------------------------------------------------------------------------------------------------------------
Noel Guardado Jr                450813363        512              215            36,671.37           167.23           36,588.77
--------------------------------------------------------------------------------------------------------------------------------
R.C.Englisbee                   463273784        513              238            21,023.90           101.25           20,971.17
--------------------------------------------------------------------------------------------------------------------------------
Victor J Duarte                 467253621        600               49            41,179.28           143.31           41,131.00
--------------------------------------------------------------------------------------------------------------------------------
Luis Brown                      459552640        601               51            22,045.58            76.91           22,019.54
--------------------------------------------------------------------------------------------------------------------------------
Abraham Rivera                  304888274        602               35            36,083.30           123.58           36,042.99
--------------------------------------------------------------------------------------------------------------------------------
Jesus Carlos Nunez Jr.          641123863        603               51            40,371.52           140.83           40,323.86
--------------------------------------------------------------------------------------------------------------------------------
Lewis Bustamante                453957426        620              134            33,989.05           132.90           33,934.59
--------------------------------------------------------------------------------------------------------------------------------
Alfredo Martinez                467045526        621               60            34,604.46           158.16           34,526.16
-------------------------------------------------------------------------------------------------------------------------------
Ruben Garcia                    465975020        622               64            54,501.69           193.13           54,434.33
--------------------------------------------------------------------------------------------------------------------------------
Alfonso Velasquez               633488084        624               10            36,456.91           121.57           36,419.47
--------------------------------------------------------------------------------------------------------------------------------
Abelardo E Molinar              458021088        625              100            21,586.49            80.21           21,556.09
--------------------------------------------------------------------------------------------------------------------------------
Terry Lee Harris                455431803        626               33            30,168.70           103.09           30,135.23
--------------------------------------------------------------------------------------------------------------------------------
Jack Olvera                     450178233        627               12            34,182.64           114.22           34,147.30
--------------------------------------------------------------------------------------------------------------------------------
Salim Jusufovic                 637606328       1551               18            30,613.66           102.93           30,581.38
--------------------------------------------------------------------------------------------------------------------------------
John Gonzalez                   456371052       1552               66            35,021.62           124.41           34,978.03
--------------------------------------------------------------------------------------------------------------------------------
Anthony Hernandez               455338245       1553              258            31,807.04           161.46           31,718.98
--------------------------------------------------------------------------------------------------------------------------------
Jose Cardenas                   452674639       1554               32            38,351.63           130.91           38,309.22
-------------------------------------------------------------------------------------------------------------------------------
Gilbert Tovar                   461135806       1555              258            19,986.39           101.46           19,931.05
--------------------------------------------------------------------------------------------------------------------------------
Jose Filio Jr                   454416871       1556              180            15,593.30            66.11           15,563.17
--------------------------------------------------------------------------------------------------------------------------------
Rolando L Verastegui            467857285       1557              136            38,755.94           152.03           38,693.35
--------------------------------------------------------------------------------------------------------------------------------
Porfirio Rodriguez              459826411       1559              258            28,277.50           143.54           28,199.22
--------------------------------------------------------------------------------------------------------------------------------
Humberto Sanchez                462235543       1560              258            30,493.14           154.80           30,408.71
--------------------------------------------------------------------------------------------------------------------------------
Victor Hiller                   435151345       1561              258            29,119.22           147.83           29,038.59
--------------------------------------------------------------------------------------------------------------------------------
Vincent Salazar Jr              461417888       1562              230            27,589.85           107.15           27,546.37
--------------------------------------------------------------------------------------------------------------------------------
Michael Gonzales                465595722       1563               32            31,547.40           107.69           31,512.51
--------------------------------------------------------------------------------------------------------------------------------
Cipriano Hernandez              461135567       1564              258            28,101.19           169.00           27,997.04
--------------------------------------------------------------------------------------------------------------------------------
Richard De La Fuente            452570768       1565               22            25,443.15            85.91           25,415.95
--------------------------------------------------------------------------------------------------------------------------------
Hugh Hardin                     454198279       1653               77            37,876.20           136.43           37,827.18
--------------------------------------------------------------------------------------------------------------------------------
Glen Connor                     453926643       1670              130            15,813.57            80.27           15,769.79
--------------------------------------------------------------------------------------------------------------------------------
Robert Sauer                    461065622       1672              258            18,483.06            93.82           18,431.89
--------------------------------------------------------------------------------------------------------------------------------
Rudy Arredondo Jr               458412744       1675              185            33,584.71           143.77           33,518.44
--------------------------------------------------------------------------------------------------------------------------------
Samuel Sotello                  451937484       1676               66            45,272.65           160.82           45,216.31
--------------------------------------------------------------------------------------------------------------------------------
Jesse Balderas Jr               463627237       1679              258            26,440.50           134.21           26,367.31
--------------------------------------------------------------------------------------------------------------------------------
Melvin Gleitz                   456135299       1681              258            28,487.60           144.61           28,408.73
--------------------------------------------------------------------------------------------------------------------------------
Sammy Sapp                      464826975       1682               75            40,732.47           146.35           40,680.12
--------------------------------------------------------------------------------------------------------------------------------
Christopher Tovar               453635896       1698               49            44,387.73           154.48           44,335.68
--------------------------------------------------------------------------------------------------------------------------------
Ray Veliz                       449840768       1762              258            22,648.51           150.55           22,550.23
--------------------------------------------------------------------------------------------------------------------------------
Jose Maciel                     457437799       1763              258            17,759.76            90.16           17,710.58
--------------------------------------------------------------------------------------------------------------------------------
Daniel Merlo                    463765408       1764              189            26,365.98           113.77           26,313.05
--------------------------------------------------------------------------------------------------------------------------------
Rogelio Gatica Jr               450807206       1765              258            29,402.21           149.26           29,320.80
--------------------------------------------------------------------------------------------------------------------------------
Fred Coker Jr                   457516939       1766              258            34,877.64           177.06           34,781.07
--------------------------------------------------------------------------------------------------------------------------------
Roger Martinez                  456115728       1767              234            34,426.25           164.16           34,341.54
--------------------------------------------------------------------------------------------------------------------------------
Oliver Krivic                   631446002       1770               18            29,177.68            98.10           29,146.91
--------------------------------------------------------------------------------------------------------------------------------
Frank O Sandoval                577687644       1771              151            34,325.93           138.05           34,267.09
--------------------------------------------------------------------------------------------------------------------------------
Roger Leal                      461533068       1772              226            38,560.28           180.36           38,468.91
--------------------------------------------------------------------------------------------------------------------------------
Jesse Gomez                     466219256       1773              258            17,559.84            89.13           17,511.23
--------------------------------------------------------------------------------------------------------------------------------
Jesus V Garcia                  450154307       1774              189            36,825.27           158.91           36,751.34
--------------------------------------------------------------------------------------------------------------------------------
Raymond B Sanchez               459823184       1775              147            46,149.59           184.35           46,071.74
--------------------------------------------------------------------------------------------------------------------------------
Gilberto Garza                  458313297       1781              258            25,767.34           130.80           25,696.00

----------------------------------------------------------------------------------------------------------------------------------
Jaime Martinez                  451082798             1783               32            32,254.11           110.10       32,218.44
----------------------------------------------------------------------------------------------------------------------------------
Jason Addington                 451417645             1851               40            42,443.02           146.18       42,394.79
----------------------------------------------------------------------------------------------------------------------------------
Joey Reiman                     467945566             1852              142            33,808.96           133.93       33,753.05
----------------------------------------------------------------------------------------------------------------------------------
Frankie R Oneill                449437622             1854              261            24,029.18           123.01       23,961.62
----------------------------------------------------------------------------------------------------------------------------------
Glen A Dolezal                  454217013             1861              124            32,950.11           126.83       32,899.32
----------------------------------------------------------------------------------------------------------------------------------
James G Zumwalt                 450540890             1871              261            24,263.40           124.20       24,195.19
----------------------------------------------------------------------------------------------------------------------------------
Jesse B Soefje                  467172556             1876              137            31,879.30           125.26       31,827.61
----------------------------------------------------------------------------------------------------------------------------------
Donald W Legnon Sr              461602751             1880              261            24,101.99           123.37       24,034.24
----------------------------------------------------------------------------------------------------------------------------------
Armand Markwordt Iii            464151374             1952               90            38,077.19           139.54       38,025.52
----------------------------------------------------------------------------------------------------------------------------------
Paul A Glowka                   451640574             1953              261            23,274.32           119.14       23,208.89
----------------------------------------------------------------------------------------------------------------------------------
Robert M Saenz                  465606474             1954              261            21,194.79           108.50       21,135.20
----------------------------------------------------------------------------------------------------------------------------------
Theophil De Cock Jr             457681954             1955               29            32,051.55           109.05       32,016.47
----------------------------------------------------------------------------------------------------------------------------------
Mike Leal                       467738860             1956              102            46,765.36           174.26       46,699.02
----------------------------------------------------------------------------------------------------------------------------------
Eloy Castillo                   456455404             1957                8            31,993.70           106.46       31,961.07
----------------------------------------------------------------------------------------------------------------------------------
Alfred Leal                     454313751             1973               76            41,910.64           150.78       41,856.58
----------------------------------------------------------------------------------------------------------------------------------
Ramiro H Alaniz Jr              269548086             2060              261            21,092.39           107.98       21,033.08
----------------------------------------------------------------------------------------------------------------------------------
Hilberto F Zamora               452660633             2061              261            16,299.01            83.43       16,253.19
----------------------------------------------------------------------------------------------------------------------------------
Juan Ibarra                     455252351             2062               32            39,127.02           133.56       39,083.75
----------------------------------------------------------------------------------------------------------------------------------
Raul Martinez                   453538605             2063               39            31,560.92           108.58       31,525.17
----------------------------------------------------------------------------------------------------------------------------------
Arturo Perez                    461494597             2066               27            27,058.48            91.86       27,029.06
----------------------------------------------------------------------------------------------------------------------------------
Fernando T Lopez                466041298             2067              261            22,109.41           113.19       22,047.24
----------------------------------------------------------------------------------------------------------------------------------
Richard Wiatrek                 459472581             2401              107            27,006.19           149.50       26,919.01
----------------------------------------------------------------------------------------------------------------------------------
Robert Fowler                   449419800             2404               16            38,052.90           127.68       38,013.03
----------------------------------------------------------------------------------------------------------------------------------
Richard C Russell               487646368             2405              101            30,957.05           115.19       30,913.30
----------------------------------------------------------------------------------------------------------------------------------
Michael Dickens                 460816071             2500              106            48,230.92           180.74       48,161.48
----------------------------------------------------------------------------------------------------------------------------------
Mickey J Schwalm                 79489776             2501               98            43,703.30           168.74       43,635.41
----------------------------------------------------------------------------------------------------------------------------------
Steve Hout                      570026618             2502               20            18,829.58           124.09       18,748.94
----------------------------------------------------------------------------------------------------------------------------------
Jackie Cox                      454064786             2504              128            32,520.49           169.83       32,425.71
----------------------------------------------------------------------------------------------------------------------------------
Ralph Bane                      299362361             2505              128            30,354.51           158.53       30,266.03
----------------------------------------------------------------------------------------------------------------------------------
David W Smith                   333568769             2507              128            21,166.87            95.25       21,120.47
----------------------------------------------------------------------------------------------------------------------------------
Randy E Harrell                 432158177             2508              128            37,611.81           151.53       37,547.08
----------------------------------------------------------------------------------------------------------------------------------
Richard Trevino                 459922769             2509              268            25,558.04           133.47       25,483.55
----------------------------------------------------------------------------------------------------------------------------------
Delmar Karnes                   460471648             2511              128            30,034.60           116.33       29,987.58
----------------------------------------------------------------------------------------------------------------------------------
Vincent Reed                    463116563             2512               22            31,138.51           105.14       31,105.23
----------------------------------------------------------------------------------------------------------------------------------
David Martinez                  467353867             2605               12            34,285.52           114.56       34,250.08
----------------------------------------------------------------------------------------------------------------------------------
Richard Moore                   465495213             2606                8            35,171.18           117.04       35,135.30
----------------------------------------------------------------------------------------------------------------------------------
John Jones                      466889721             2607              268            13,881.64            72.49       13,841.18
----------------------------------------------------------------------------------------------------------------------------------
Ritchie Cravens                 460477308             2611               40            36,763.42           126.62       36,721.64
----------------------------------------------------------------------------------------------------------------------------------
Charles Wadlington              462946428             2612              268            21,376.34           111.64       21,314.03
----------------------------------------------------------------------------------------------------------------------------------
Carman Wadlington               452694440             2614              128            29,644.18           154.82       29,557.77
----------------------------------------------------------------------------------------------------------------------------------
James De Groff                  452760423             2616               22            44,975.50           151.87       44,927.42
----------------------------------------------------------------------------------------------------------------------------------
Ernest Contreras                449297917             2700              268            30,402.11           158.78       30,313.49
----------------------------------------------------------------------------------------------------------------------------------
Charles Schneider               460767967             2701              169            30,257.64           125.64       30,201.83
----------------------------------------------------------------------------------------------------------------------------------
Jon Dumaran                     461655267             2702               36            52,410.98           178.99       52,352.94
----------------------------------------------------------------------------------------------------------------------------------
Clide Alexander                 451358163             2706               59            45,979.81           161.91       45,924.01
----------------------------------------------------------------------------------------------------------------------------------
John Coburn                     418923065             2708              268            22,468.47           117.34       22,402.98
----------------------------------------------------------------------------------------------------------------------------------
Ralph Faykus                    456158548             2710              128            31,771.22           165.93       31,678.61
----------------------------------------------------------------------------------------------------------------------------------
Marion E Cooksey                479783891             2712              103            32,291.65           120.50       32,245.67
----------------------------------------------------------------------------------------------------------------------------------
Sebastian Juarez                462647779             2714              126            28,203.41           147.10       28,121.39
----------------------------------------------------------------------------------------------------------------------------------
Alan Evans                      467703150             2800               27            25,243.74            97.98       25,204.01
----------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 35

-------------------------------------------------------------------------------------------------------------------------------
Terry W Pruiett          458918344             2802              111            29,349.51           132.07           29,285.17
-------------------------------------------------------------------------------------------------------------------------------
Stan Dancer              427257987             2805              150            33,900.39           136.11           33,842.51
-------------------------------------------------------------------------------------------------------------------------------
Julio Betancourt         453358026             2806              126            36,532.09           189.98           36,426.41
-------------------------------------------------------------------------------------------------------------------------------
Lon Slatten              463787072             2807              268            25,240.18           131.81           25,166.62
-------------------------------------------------------------------------------------------------------------------------------
Chad Stadler             556311630             2808              268            17,342.22            90.57           17,291.67
-------------------------------------------------------------------------------------------------------------------------------
Donovan Hughes           457195751             2812              190            33,110.59           143.17           33,043.83
-------------------------------------------------------------------------------------------------------------------------------
John Foster              453825472             2813                8            47,938.97           159.53           47,890.07
-------------------------------------------------------------------------------------------------------------------------------
Lester L Pickett         456665605             3041              158            30,028.46           122.23           29,975.53
-------------------------------------------------------------------------------------------------------------------------------
Edward Davis             451961299             3043              252            31,608.35           157.86           31,523.43
-------------------------------------------------------------------------------------------------------------------------------
Joseph Suiters           452139822             3046                8            25,906.74            86.21           25,880.31
-------------------------------------------------------------------------------------------------------------------------------
Steve A Dickens          461118851             3048              174            32,411.77           135.84           32,350.73
-------------------------------------------------------------------------------------------------------------------------------
Shane Simmons            467871864             3049               25            39,784.48           134.77           39,741.52
-------------------------------------------------------------------------------------------------------------------------------
Jose De Lao              456973790             3161               12            30,764.96           102.80           30,733.16
-------------------------------------------------------------------------------------------------------------------------------
Patrick Gonzales         464437770             3171               32            25,583.55            87.33           25,555.26
-------------------------------------------------------------------------------------------------------------------------------
Nathan Tekell            455375274             3240               88            34,826.51           127.29           34,779.59
-------------------------------------------------------------------------------------------------------------------------------
Rusty Heine              458411431             3241               88            36,205.01           132.32           36,156.24
-------------------------------------------------------------------------------------------------------------------------------
Don De La Cruz           451475667             3243              174            21,352.65            89.50           21,312.43
-------------------------------------------------------------------------------------------------------------------------------
James E Byerly           404156417             3253              148            26,844.24           107.41           26,798.78
-------------------------------------------------------------------------------------------------------------------------------
Stephen E Peterson       452233133             3301              195            35,574.95           155.39           35,501.66
-------------------------------------------------------------------------------------------------------------------------------
Rudy Ridenour            524450145             3302              118            43,800.75           167.07           43,734.76
-------------------------------------------------------------------------------------------------------------------------------
Timothy Swalm            457258036             3304              120            48,376.70           184.70           48,303.64
-------------------------------------------------------------------------------------------------------------------------------
Martin Hernandez         463492005             3305              123            21,500.80            94.70           21,455.72
-------------------------------------------------------------------------------------------------------------------------------
Ted Sparks               462709389             3306              203            19,298.16           138.03           19,204.66
-------------------------------------------------------------------------------------------------------------------------------
Rosendo Gonzalez         450793136             3309               49            33,886.74           117.93           33,847.01
-------------------------------------------------------------------------------------------------------------------------------
Juan Olalde              457965494             3310               40            39,583.79           136.34           39,538.80
-------------------------------------------------------------------------------------------------------------------------------
Hector Botello Jr        451193047             3311               12            40,278.35           134.58           40,236.72
-------------------------------------------------------------------------------------------------------------------------------
Edward Peralez           450279023             3312              123            30,669.35           129.28           30,610.85
-------------------------------------------------------------------------------------------------------------------------------
Brian S Pechin           179547145             3314              194            32,445.85           141.43           32,379.30
-------------------------------------------------------------------------------------------------------------------------------
Carlos Balli             451279084             3400                8            46,183.30           153.68           46,136.20
-------------------------------------------------------------------------------------------------------------------------------
Richard Stephens         191403677             3402                8            27,058.59            90.04           27,030.99
-------------------------------------------------------------------------------------------------------------------------------
Richard Villa            454041527             3403               54            29,076.40           101.79           29,041.71
-------------------------------------------------------------------------------------------------------------------------------
Randy Chilek             464431931             3410              268            18,913.65            98.77           18,858.53
-------------------------------------------------------------------------------------------------------------------------------
George Torres            461291328             3411               22            36,011.74           121.60           35,973.24
-------------------------------------------------------------------------------------------------------------------------------
Robert Brosch            462663264             3412              268            28,418.68           148.41           28,335.85
-------------------------------------------------------------------------------------------------------------------------------
Michael Lusk             455983915             3413               32            39,688.36           135.48           39,644.47
-------------------------------------------------------------------------------------------------------------------------------
Tomas Cisneros           460807376             3500              128            23,560.07           126.01           23,488.43
-------------------------------------------------------------------------------------------------------------------------------
Armando Lopez            451024121             3501              128            35,648.13           190.65           35,539.74
-------------------------------------------------------------------------------------------------------------------------------
Manuel Romo              462970183             3502              276            29,548.61           158.03           29,458.77
-------------------------------------------------------------------------------------------------------------------------------
Salvador Aloia           203505846             3503              145            33,144.85           131.95           33,089.39
-------------------------------------------------------------------------------------------------------------------------------
Gilberto Chapa           454235922             3505              203            22,334.74           119.09           22,267.19
-------------------------------------------------------------------------------------------------------------------------------
Mario Rios               458594536             3601              254            22,396.82           112.45           22,336.05
-------------------------------------------------------------------------------------------------------------------------------
Gerardo Rojas            589706071             3602               72            21,224.29            75.97           21,197.30
-------------------------------------------------------------------------------------------------------------------------------
Manuel Figueroa          455742692             3604              223            44,836.47           208.24           44,731.70
-------------------------------------------------------------------------------------------------------------------------------
Ramiro Reyna             454633784             3605              137            31,939.91           125.49           31,888.13
-------------------------------------------------------------------------------------------------------------------------------
Antonio Garcia Jr        465599023             3606              118            35,767.42           140.08           35,709.88
-------------------------------------------------------------------------------------------------------------------------------
Mario Narvaez            645546790             3607               70            36,629.90           130.77           36,583.66
-------------------------------------------------------------------------------------------------------------------------------
Willie Johnson           449291325             3608               88            20,526.33            75.02           20,498.68
-------------------------------------------------------------------------------------------------------------------------------
Oscar Fuentes Jr         462452513             3609               22            25,834.62            87.23           25,807.01
-------------------------------------------------------------------------------------------------------------------------------
Jose Vasquez             459783336             3701              276             5,296.81            28.32            5,280.71
-------------------------------------------------------------------------------------------------------------------------------
Efrain Salinas           452624867             3703              276            17,591.83            94.09           17,538.34
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 36

-------------------------------------------------------------------------------------------------------------------------------
Hugo R Garza             465230517             3704              139            27,851.36           109.79           27,805.84
-------------------------------------------------------------------------------------------------------------------------------
Urbano Anzaldua          461762049             3705              276            13,095.37            70.03           13,055.56
-------------------------------------------------------------------------------------------------------------------------------
Raymundo Silva           627057597             3706               18            23,526.75            79.11           23,501.93
-------------------------------------------------------------------------------------------------------------------------------
Esteban E Guzman         633485180             3707              121            27,203.47           104.23           27,162.02
-------------------------------------------------------------------------------------------------------------------------------
Gerardo Rodriguez        451619269             3708               66            18,008.71            63.97           17,986.30
-------------------------------------------------------------------------------------------------------------------------------
Eddie Garcia             456896546             3709               36            31,071.78           106.53           31,036.95
-------------------------------------------------------------------------------------------------------------------------------
Dante Sarabia            463431728             3710              276            12,016.43            64.27           11,979.89
-------------------------------------------------------------------------------------------------------------------------------
Noe Alaniz Jr            461596347             3711              146            31,586.50           125.96           31,533.43
-------------------------------------------------------------------------------------------------------------------------------
Roel Zuniga              450616772             3712               18            25,777.34            86.67           25,750.16
-------------------------------------------------------------------------------------------------------------------------------
R Rodriguez              453238888             3800              273            34,197.83           181.25           34,095.50
-------------------------------------------------------------------------------------------------------------------------------
J Garza                  450608061             3801              273            18,960.49           100.49           18,903.75
-------------------------------------------------------------------------------------------------------------------------------
A Salazar                449923169             3803              215            32,829.66           149.70           32,755.72
-------------------------------------------------------------------------------------------------------------------------------
Ponciano Ramos           463491278             3805              137            36,419.77           143.10           36,360.72
-------------------------------------------------------------------------------------------------------------------------------
Alex Olivarez            461537047             3807               32            40,617.73           138.65           40,572.81
-------------------------------------------------------------------------------------------------------------------------------
Juan A Aguilar           450158179             3808              129            44,874.56           174.08           44,804.04
-------------------------------------------------------------------------------------------------------------------------------
David Longoria           453848741             3810              276            29,316.65           156.80           29,227.50
-------------------------------------------------------------------------------------------------------------------------------
Steven Smithwich         231021766              132               68             4,864.32           137.31            4,738.24
-------------------------------------------------------------------------------------------------------------------------------
Jack K Jenkins           229542771              134               58            50,193.15           228.38           50,080.60
-------------------------------------------------------------------------------------------------------------------------------
Edwin Cordero Jr         227945171              135               48            61,569.36           214.02           61,497.42
-------------------------------------------------------------------------------------------------------------------------------
Michael L Parker         223721713              136               95            42,924.97           158.61           42,865.42
-------------------------------------------------------------------------------------------------------------------------------
John F Quinn              59462512              243              215            29,378.64           133.97           29,312.47
-------------------------------------------------------------------------------------------------------------------------------
Gordon M Westrick        378506604              244               95            41,159.83           168.15           41,086.66
-------------------------------------------------------------------------------------------------------------------------------
Larry Davis              228926843              330              148            20,753.64           122.12           20,679.41
-------------------------------------------------------------------------------------------------------------------------------
Jack Harley Alligood     223487418              331              148             2,565.47            45.14            2,526.25
-------------------------------------------------------------------------------------------------------------------------------
Carlton E Joyner         228608305              332              120            31,924.52           122.14           31,876.05
-------------------------------------------------------------------------------------------------------------------------------
Carlos Perez, Jr          51609937              333               47            45,186.30           156.89           45,133.69
-------------------------------------------------------------------------------------------------------------------------------
David L Kelley           248230307              335               65            33,464.22           119.62           33,421.83
-------------------------------------------------------------------------------------------------------------------------------
Sandra Ulwelling         469507529              431               23            41,382.03           139.88           41,337.65
-------------------------------------------------------------------------------------------------------------------------------
John David Wells         229216698              432              246            10,968.52            78.86           10,914.97
-------------------------------------------------------------------------------------------------------------------------------
Samuel Dejean            570495643              433                2            44,285.82           146.48           44,241.54
-------------------------------------------------------------------------------------------------------------------------------
Wendell N Quesenberry    230965193              436               83            43,411.15           220.37           43,290.96
-------------------------------------------------------------------------------------------------------------------------------
Dennis Wells             228257632              437               22            52,843.44           178.43           52,786.96
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey S Clinton        225043187              531               80            47,871.21           173.11           47,808.57
-------------------------------------------------------------------------------------------------------------------------------
Kevin E Smith            230194162              532              173            41,457.36           181.84           41,371.19
-------------------------------------------------------------------------------------------------------------------------------
Wyatt R Bowman           231645726              533              132            31,245.69           121.78           31,196.02
-------------------------------------------------------------------------------------------------------------------------------
George Taylor            237640167              536              212            25,121.09           115.08           25,063.98
-------------------------------------------------------------------------------------------------------------------------------
Arlyn D Pirtle           358624564              537               64            58,505.42           207.31           58,433.12
------------------------------------------------------------------------------------------------------------------------------
Marty Manchester         480821172              633               19            16,733.28           117.98           16,653.92
-------------------------------------------------------------------------------------------------------------------------------
David Smith              228215162              634              112            34,565.93           150.67           34,495.03
-------------------------------------------------------------------------------------------------------------------------------
Walter E Mclaughlin      231042065              635               64            42,904.54           152.03           42,851.52
-------------------------------------------------------------------------------------------------------------------------------
Michael T Kane           152486329              636               56            30,179.34           105.90           30,143.08
-------------------------------------------------------------------------------------------------------------------------------
Richard L Lawhon         227433288              640               64            55,129.65           195.35           55,061.52
-------------------------------------------------------------------------------------------------------------------------------
John Stephen Beckham     230741251              701               69            33,318.24           155.48           33,239.65
-------------------------------------------------------------------------------------------------------------------------------
Tommy Obrien Favor       255927758              702               36            38,548.69           132.17           38,505.48
-------------------------------------------------------------------------------------------------------------------------------
Daniel G Nickisher       195508148              704               83            38,939.87           141.37           38,888.36
-------------------------------------------------------------------------------------------------------------------------------
John S Bailey            228358192              813              160            36,972.87           164.93           36,893.26
-------------------------------------------------------------------------------------------------------------------------------
Richard Byrd             206327339              814               51            63,584.21           234.62           63,496.32
-------------------------------------------------------------------------------------------------------------------------------
Billie Lee Daniels       240801861              900              142               512.78            57.63              456.33
-------------------------------------------------------------------------------------------------------------------------------
Stephen Brinkley         225297527              902               97            47,294.83           175.00           47,228.97
-------------------------------------------------------------------------------------------------------------------------------
Donald E. Powell         577806796              905               97            22,584.42            83.57           22,552.97
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 37

-------------------------------------------------------------------------------------------------------------------------------
Tony Jones               240983565             1102               74            32,939.50           118.19           32,897.32
-------------------------------------------------------------------------------------------------------------------------------
William Jeanes           244251424             1104               74            45,922.92           164.79           45,864.11
-------------------------------------------------------------------------------------------------------------------------------
Steve Shaw               242213917             1107                3            45,568.89           150.87           45,523.18
-------------------------------------------------------------------------------------------------------------------------------
Eric Boyer               266879362             1112               23            48,690.95           164.59           48,638.72
-------------------------------------------------------------------------------------------------------------------------------
William Burton           246199331             1115               74            25,958.86            93.15           25,925.62
-------------------------------------------------------------------------------------------------------------------------------
Charles Taylor           238622245             1201               74            37,764.36           135.51           37,716.00
-------------------------------------------------------------------------------------------------------------------------------
Kenneth Faircloth        238519754             1202                5            49,845.79           165.37           49,795.45
-------------------------------------------------------------------------------------------------------------------------------
Nathan Brehm             286700526             1203                2            50,333.79           166.48           50,283.46
-------------------------------------------------------------------------------------------------------------------------------
John Clegg Jr            266518506             1204               56            35,395.49           126.85           35,350.32
-------------------------------------------------------------------------------------------------------------------------------
David Dwayne Akins       240296360             1207               26            42,210.31           143.14           42,164.58
-------------------------------------------------------------------------------------------------------------------------------
Dan K. Ellis             256824073             1208               40            40,725.48           140.27           40,679.19
-------------------------------------------------------------------------------------------------------------------------------
Robert F Halton          488782251             1302               12            55,897.87           199.06           55,827.81
-------------------------------------------------------------------------------------------------------------------------------
Jody Bussiere              5789917             1306                9            38,340.04           134.56           38,293.96
-------------------------------------------------------------------------------------------------------------------------------
Bailey Howard            241117153             1309                2            38,620.66           138.58           38,571.20
-------------------------------------------------------------------------------------------------------------------------------
Michael Kelly            220560258             1310               74            55,636.92           199.64           55,565.67
-------------------------------------------------------------------------------------------------------------------------------
Mark Fairweather         225986948             1312               32            51,871.78           188.76           51,802.72
-------------------------------------------------------------------------------------------------------------------------------
Edward W. Johnson        200427951             1313               52            53,635.99           187.32           53,572.45
-------------------------------------------------------------------------------------------------------------------------------
Clifford Rutledge        237941187             1316               74            43,328.74           155.47           43,273.26
-------------------------------------------------------------------------------------------------------------------------------
Samuel Roy Shaver        273480265             1318               34            50,852.99           173.97           50,796.37
-------------------------------------------------------------------------------------------------------------------------------
James Parin              240042808             1322               12            42,400.87           152.15           42,346.57
-------------------------------------------------------------------------------------------------------------------------------
Gary Johnson             413239570             1324               12            43,404.20           150.01           43,354.35
-------------------------------------------------------------------------------------------------------------------------------
Keith Wall               243435987             1450               74            21,741.83            78.01           21,713.99
-------------------------------------------------------------------------------------------------------------------------------
Tim Ressigue             126566850             1451               74            28,116.78           185.30           27,996.36
-------------------------------------------------------------------------------------------------------------------------------
Ivan Lewis               237927038             1452               74            46,374.84           166.40           46,315.46
-------------------------------------------------------------------------------------------------------------------------------
Charles Narron           246944754             1453               74            45,352.04           162.74           45,293.96
-------------------------------------------------------------------------------------------------------------------------------
Marshall Perry           239235283             1454               58            77,389.14           272.22           77,295.51
-------------------------------------------------------------------------------------------------------------------------------
Jeff Prichard            237356795             1455               74            52,562.65           188.61           52,495.34
-------------------------------------------------------------------------------------------------------------------------------
Stanley Krycia            34521438             1456               28            41,550.55           163.52           41,482.92
-------------------------------------------------------------------------------------------------------------------------------
Pleasant Carr            244292646             1457               57            49,123.10           171.94           49,064.52
-------------------------------------------------------------------------------------------------------------------------------
Tedric Jeffery           249112024             1458               74            46,918.13           168.35           46,858.05
-------------------------------------------------------------------------------------------------------------------------------
Terry Mclamb             237086206             1460               74            57,792.97           207.38           57,718.96
-------------------------------------------------------------------------------------------------------------------------------
Tim Ratley               244251094             1550               74            39,523.33           141.82           39,472.72
-------------------------------------------------------------------------------------------------------------------------------
George B. Tarrant        245270252             1551               52            38,091.16           133.03           38,046.03
-------------------------------------------------------------------------------------------------------------------------------
Micah Martin             230981241             1552               74            31,548.31           113.21           31,507.90
-------------------------------------------------------------------------------------------------------------------------------
Richard Hobbs            240211935             1553               74            33,473.35           120.11           33,430.49
-------------------------------------------------------------------------------------------------------------------------------
Kevin Smith              238412336             1554               74            27,690.22            99.36           27,654.76
-------------------------------------------------------------------------------------------------------------------------------
Melvin Mcallister Jr     245066809             1555                7            42,814.92           142.33           42,771.39
-------------------------------------------------------------------------------------------------------------------------------
Rocky Mcleod             246292501             1580               74            33,528.45           120.31           33,485.51
-------------------------------------------------------------------------------------------------------------------------------
Kenneth Gautier          245259005             1581               44            38,018.84           131.54           37,975.04
-------------------------------------------------------------------------------------------------------------------------------
Donnie Eugene Bass       237748593             1582               51            32,822.24           114.49           32,783.49
-------------------------------------------------------------------------------------------------------------------------------
James Hunter             224988764             1583               74            39,643.06           142.25           39,592.29
-------------------------------------------------------------------------------------------------------------------------------
Tammy Davis              243317697             1600               21            36,775.18           124.04           36,736.01
-------------------------------------------------------------------------------------------------------------------------------
Steve Hickman            245357870             1601               74            24,144.81            86.64           24,113.89
-------------------------------------------------------------------------------------------------------------------------------
Larry Mccormick          241727900             1602               74            31,953.77           114.66           31,912.85
-------------------------------------------------------------------------------------------------------------------------------
Jesse Formyduval         244023657             1700               74            29,190.96           104.75           29,153.57
-------------------------------------------------------------------------------------------------------------------------------
Ronald Pridgen           246062453             1703               74            30,047.57           107.82           30,009.09
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey M Hansen          75545619             2114              120            28,918.97           110.63           28,875.08
-------------------------------------------------------------------------------------------------------------------------------
Curtis Norman            241413340             2152               59            37,857.35           133.33           37,811.38
-------------------------------------------------------------------------------------------------------------------------------
Howard G Fulford         239661558             2300               63            27,494.84            99.33           27,458.96
-------------------------------------------------------------------------------------------------------------------------------
Timmy Carl Vines         240178179             2301               10            47,060.07           156.92           47,011.75
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 38

-------------------------------------------------------------------------------------------------------------------------------
Davis R Davis            219461091             2302               79            38,043.32           137.39           37,993.72
-------------------------------------------------------------------------------------------------------------------------------
Arden Jeff Hardee Jr     244371442             2303               10            39,792.16           140.14           39,743.85
-------------------------------------------------------------------------------------------------------------------------------
Fred R Wiggins Iii       265479532             2304               10            42,367.76           153.21           42,312.32
-------------------------------------------------------------------------------------------------------------------------------
Timothy Harris           239351389             2305                6            52,442.13           174.16           52,388.99
-------------------------------------------------------------------------------------------------------------------------------
William B Harrell        239599677             2306               79            36,139.97           130.52           36,092.85
-------------------------------------------------------------------------------------------------------------------------------
Herman L Ebron           243809461             2307               10            38,538.00           128.50           38,498.43
-------------------------------------------------------------------------------------------------------------------------------
James E. Sessoms         240905531             2308               61            42,997.30           151.80           42,944.72
-------------------------------------------------------------------------------------------------------------------------------
Timothy M Bryant         238086316             2400               79            26,771.41            96.68           26,736.51
-------------------------------------------------------------------------------------------------------------------------------
Emmett Land              240604476             2401               79            27,759.41           100.25           27,723.22
-------------------------------------------------------------------------------------------------------------------------------
Joe Nathan Rook Jr       240963868             2402               79            36,844.87           133.06           36,796.84
-------------------------------------------------------------------------------------------------------------------------------
Steve Storey             244804095             2403               79            31,483.03           113.70           31,441.98
-------------------------------------------------------------------------------------------------------------------------------
Dwayne O. Brinkley       244199321             2404               61            22,331.63            78.84           22,304.32
-------------------------------------------------------------------------------------------------------------------------------
Johnny Rawls             243862529             2500               79            23,843.26            86.11           23,812.17
-------------------------------------------------------------------------------------------------------------------------------
Richard M Campbell       551967726             2501               79            33,951.14           122.62           33,906.87
-------------------------------------------------------------------------------------------------------------------------------
Richard L Nichols        246848018             2502               79            40,320.13           145.62           40,267.56
-------------------------------------------------------------------------------------------------------------------------------
Clayton E Roberson       243082325             2503               59            41,647.72           146.68           41,597.15
-------------------------------------------------------------------------------------------------------------------------------
James F Allen            245981194             2504               79            27,375.33            98.86           27,339.64
-------------------------------------------------------------------------------------------------------------------------------
Jimmie Baker             240821238             2600               79            31,089.53           112.28           31,049.00
-------------------------------------------------------------------------------------------------------------------------------
Shelton E Rouse          243942884             2604               79            43,816.55           158.24           43,759.43
-------------------------------------------------------------------------------------------------------------------------------
Rodney R Canter          245311162             2703               39            25,554.34           102.43           25,510.88
-------------------------------------------------------------------------------------------------------------------------------
Bobby Gardner            243881875             2804               74            39,210.00           140.70           39,159.78
-------------------------------------------------------------------------------------------------------------------------------
Newsome Ayers            241645870             2805               74            31,567.17           113.27           31,526.75
-------------------------------------------------------------------------------------------------------------------------------
Peter W Coffey            68364395             3100               56            39,708.59           139.34           39,660.89
-------------------------------------------------------------------------------------------------------------------------------
Brian Mclain             237550408             3103               11            56,582.38           188.87           56,524.08
-------------------------------------------------------------------------------------------------------------------------------
Bill Hines               246725537             3104               74            26,013.27            93.35           25,979.95
-------------------------------------------------------------------------------------------------------------------------------
William Lehman           281749352             3105               20            37,327.97           125.78           37,288.33
-------------------------------------------------------------------------------------------------------------------------------
Dennis L Peterson        243113236             3200               53            48,289.80           168.85           48,232.39
-------------------------------------------------------------------------------------------------------------------------------
Clifford Clark           248084409             3201                6            55,576.62           199.42           55,505.45
-------------------------------------------------------------------------------------------------------------------------------
Matthew Parks             48541288             3202                6            55,692.80           184.95           55,636.37
-------------------------------------------------------------------------------------------------------------------------------
Walter Jones             238747199             3203               74            39,403.66           141.39           39,353.20
-------------------------------------------------------------------------------------------------------------------------------
Robert Kennedy           536684705             3204               74            43,556.97           156.29           43,501.20
-------------------------------------------------------------------------------------------------------------------------------
Martin Benton            244393062             3206                6            49,839.06           178.84           49,775.23
-------------------------------------------------------------------------------------------------------------------------------
Duane M. Coleman         240640269             3207                6            42,603.66           141.48           42,560.50
-------------------------------------------------------------------------------------------------------------------------------
Thomas Coleman           575397482             3301               12            70,626.44           237.97           70,551.45
-------------------------------------------------------------------------------------------------------------------------------
Stanley Morse             76389257             3302               12            34,819.57           116.34           34,783.58
-------------------------------------------------------------------------------------------------------------------------------
Ronnie Jackson           245179530             3303               18            27,950.11            93.98           27,920.63
-------------------------------------------------------------------------------------------------------------------------------
Harris Marshburn         242689544             3304               74            44,100.20           158.24           44,043.73
-------------------------------------------------------------------------------------------------------------------------------
Jimmy Whitman            246680335             3305               74            42,994.75           154.28           42,939.69
-------------------------------------------------------------------------------------------------------------------------------
David Nairn              163524924             3306               74            63,207.98           226.52           63,127.32
-------------------------------------------------------------------------------------------------------------------------------
Jason Mobley             244532432             3308                7            48,529.34           161.33           48,480.00
-------------------------------------------------------------------------------------------------------------------------------
Carroll Hill             238885439             3400               74            39,753.22           142.65           39,702.31
-------------------------------------------------------------------------------------------------------------------------------
Mark Houle               239195905             3401               68            29,515.80           105.11           29,478.80
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Jones Iii      364627597             3402               20            44,188.83           148.89           44,141.91
-------------------------------------------------------------------------------------------------------------------------------
Jason Lund               232214211             3403               19            59,893.72           201.60           59,830.34
-------------------------------------------------------------------------------------------------------------------------------
Gary Carter              139508590             3404               74            38,280.13           137.36           38,231.11
-------------------------------------------------------------------------------------------------------------------------------
Craig Snyder             493529004             3405               74            39,965.05           143.41           39,913.87
-------------------------------------------------------------------------------------------------------------------------------
William Inman            241375723             3406               74            35,536.25           127.51           35,490.75
-------------------------------------------------------------------------------------------------------------------------------
Charles W. Heartsill     442424123             3407               26            39,569.61           134.19           39,526.73
-------------------------------------------------------------------------------------------------------------------------------
Robert Stinsberger       316420113             3408               74            25,425.09            91.23           25,392.53
-------------------------------------------------------------------------------------------------------------------------------
Bobby Ray Heath          237331538             3500               41            34,220.35           118.00           34,181.32
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 39

-------------------------------------------------------------------------------------------------------------------------------
Steve Linelli            149600424             3503               22            38,957.40           131.54           38,915.76
-------------------------------------------------------------------------------------------------------------------------------
Corey White              464634115             3504               22            36,373.89           122.82           36,335.01
-------------------------------------------------------------------------------------------------------------------------------
Charles Stewart          465932630             3506               74            33,003.33           118.43           32,961.06
-------------------------------------------------------------------------------------------------------------------------------
Robert Bass Jr           238413574             3600                6            29,636.90            98.42           29,606.87
-------------------------------------------------------------------------------------------------------------------------------
Marty Hamm               241945037             3601               12            44,144.99           147.50           44,099.36
-------------------------------------------------------------------------------------------------------------------------------
Kenneth Edmundson        246046144             3602               74            48,077.83           172.52           48,016.26
-------------------------------------------------------------------------------------------------------------------------------
Bobby Stafford           242602372             3603               74            41,898.76           150.35           41,845.10
-------------------------------------------------------------------------------------------------------------------------------
Greg Barrett             246513648             3604               74            37,313.28           133.89           37,265.50
-------------------------------------------------------------------------------------------------------------------------------
Le Vern J. Wade          242982117             3605               14            44,278.53           148.26           44,232.45
-------------------------------------------------------------------------------------------------------------------------------
Ernie Best               238475261             3606               11            40,948.47           136.68           40,906.29
-------------------------------------------------------------------------------------------------------------------------------
Tony Ezzell              243277940             3607               12            34,244.23           122.88           34,200.38
-------------------------------------------------------------------------------------------------------------------------------
John Baker               238595594             3700                7            44,629.98           148.36           44,584.61
-------------------------------------------------------------------------------------------------------------------------------
Larry Donnelle Beamon    246137182             3702               48            40,418.78           140.50           40,371.55
-------------------------------------------------------------------------------------------------------------------------------
Bill Asbury              239821885             3704                6            34,617.86           124.22           34,573.53
-------------------------------------------------------------------------------------------------------------------------------
Vickie Towner            349542492             3705                7            43,429.24           144.37           43,385.09
-------------------------------------------------------------------------------------------------------------------------------
Billy Curtis Smith       237707762             3706               43            47,479.99           164.09           47,425.47
-------------------------------------------------------------------------------------------------------------------------------
Rodney Powell            240375064             3800               74            36,927.11           132.51           36,879.82
-------------------------------------------------------------------------------------------------------------------------------
William Hudson           245318862             3801                6            40,813.65           135.54           40,772.30
-------------------------------------------------------------------------------------------------------------------------------
Michael Wayne            243353830             3803               74            35,474.53           127.29           35,429.10
-------------------------------------------------------------------------------------------------------------------------------
Peter Clark              238514300             3804               50            31,276.77           108.98           31,239.97
-------------------------------------------------------------------------------------------------------------------------------
Jerry Ramming            257067329              730               37            27,175.18            93.28           27,144.61
-------------------------------------------------------------------------------------------------------------------------------
Fred Dorsey              426133234              731               35            29,976.26           102.66           29,942.78
-------------------------------------------------------------------------------------------------------------------------------
Jimmy Rogers             413557634              733               21            26,829.13            91.89           26,799.15
-------------------------------------------------------------------------------------------------------------------------------
Derrick Irby             409393716              735               35            34,491.30           118.13           34,452.77
-------------------------------------------------------------------------------------------------------------------------------
Joshua Wilbanks          425410471              820               39            26,749.20            92.02           26,718.91
-------------------------------------------------------------------------------------------------------------------------------
William Whitley          415396378              823               35            26,521.97            90.84           26,492.33
-------------------------------------------------------------------------------------------------------------------------------
Alan Coulston            408338966              824               29            33,496.79           113.97           33,460.12
-------------------------------------------------------------------------------------------------------------------------------
Jerry Meyers             432906457              825              168            29,840.26           123.68           29,785.44
-------------------------------------------------------------------------------------------------------------------------------
Chris Browning           412179396              840               26            43,920.08           148.94           43,872.49
-------------------------------------------------------------------------------------------------------------------------------
Terence Freeman          464633572              841               21            22,155.85            76.05           22,130.93
-------------------------------------------------------------------------------------------------------------------------------
George Lipa              415760916              843               21             8,803.62            37.47            8,786.47
-------------------------------------------------------------------------------------------------------------------------------
Dusty Allen              462193912              901               71            30,392.88           100.58           30,362.44
-------------------------------------------------------------------------------------------------------------------------------
Sonya Devers             587433288              902               48            35,111.30           129.56           35,062.77
-------------------------------------------------------------------------------------------------------------------------------
Joey Devers              428573745              903               48            21,739.04            90.60           21,698.61
-------------------------------------------------------------------------------------------------------------------------------
Nicky Shaw               587353139              904               26            20,871.19            70.78           20,848.57
-------------------------------------------------------------------------------------------------------------------------------
Jason Hill               426354372              905               42            15,305.38            52.84           15,287.86
-------------------------------------------------------------------------------------------------------------------------------
Carl F Winkles           432476035             2208               32            10,454.41            35.69           10,442.85
-------------------------------------------------------------------------------------------------------------------------------
William Ray Clark        431330538             2209               32            13,919.85            47.52           13,904.45
-------------------------------------------------------------------------------------------------------------------------------
Bryant Adams             379668771             2222               35            35,649.20           122.09           35,609.38
-------------------------------------------------------------------------------------------------------------------------------
Gene Reynolds            417523228             2223               35            22,720.74            77.82           22,695.35
-------------------------------------------------------------------------------------------------------------------------------
Terrance Wilkins         415376252             2305               35            31,992.52           109.57           31,956.78
-------------------------------------------------------------------------------------------------------------------------------
Darryl Deason            401667020             2306               35            18,234.63            62.45           18,214.26
-------------------------------------------------------------------------------------------------------------------------------
Randy Hill               410152493             2307               35            23,048.89            78.94           23,023.14
-------------------------------------------------------------------------------------------------------------------------------
Terry Washington         427132061             2309               32            20,202.43            68.96           20,180.09
-------------------------------------------------------------------------------------------------------------------------------
Larry Rowsey             408043033             2400               18            25,482.50            85.68           25,455.63
-------------------------------------------------------------------------------------------------------------------------------
Torri Thomas             413276191             2401               20            26,379.83            88.89           26,351.82
-------------------------------------------------------------------------------------------------------------------------------
Danny Jones              410558919             2402               35            10,168.81            34.83           10,157.45
-------------------------------------------------------------------------------------------------------------------------------
Henry P Smith Iii        409377259             2403               32            18,827.77            64.27           18,806.95
-------------------------------------------------------------------------------------------------------------------------------
William Chapman          409068855             2404               18            25,482.50            85.68           25,455.63
-------------------------------------------------------------------------------------------------------------------------------
Brian Bently             402042818             2501              220            25,332.38           116.84           25,274.00
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 40

-------------------------------------------------------------------------------------------------------------------------------
Jeffery Jones            410299127             2502               48            34,496.90           119.91           34,456.60
-------------------------------------------------------------------------------------------------------------------------------
Jimmy Brown              415947141             2503               47            21,838.54            91.02           21,797.92
-------------------------------------------------------------------------------------------------------------------------------
Chester Hastings         546899331             2504              125            31,267.64           120.54           31,219.26
-------------------------------------------------------------------------------------------------------------------------------
Evert S Dean             426413319             2506               38            30,067.55           103.33           30,033.61
-------------------------------------------------------------------------------------------------------------------------------
Jim Trussell             411115701             2507               25            25,497.98            86.37           25,470.45
-------------------------------------------------------------------------------------------------------------------------------
                         261416389         20000850                5            30,406.22           101.39           30,249.39
-------------------------------------------------------------------------------------------------------------------------------
                         251758234         20000851                5            28,747.06            95.76           28,599.28
-------------------------------------------------------------------------------------------------------------------------------
                         254336147         20000852                5            21,212.65           123.94           20,835.98
-------------------------------------------------------------------------------------------------------------------------------
                         255399822         20000854                5            31,423.18           233.90           30,612.53
-------------------------------------------------------------------------------------------------------------------------------
                         261622187         20000855                5            13,977.97           104.64           13,614.38
-------------------------------------------------------------------------------------------------------------------------------
                         266715967         20000856                5            21,417.48            79.47           21,266.58
-------------------------------------------------------------------------------------------------------------------------------
                         253339916         20000858                5            29,235.31           110.03           29,021.51
-------------------------------------------------------------------------------------------------------------------------------
                         260256297         20000859                5            44,930.06           160.41           44,645.12
-------------------------------------------------------------------------------------------------------------------------------
                         260829415         20000860                5             9,779.34            73.17            9,525.16
-------------------------------------------------------------------------------------------------------------------------------
                         417963111         20000862                5            43,676.43           144.46           43,457.08
-------------------------------------------------------------------------------------------------------------------------------
                         262532588         20000863                5            32,631.22           110.07           32,456.57
-------------------------------------------------------------------------------------------------------------------------------
                         261668079         20000864                5            30,047.09           113.25           29,826.52
-------------------------------------------------------------------------------------------------------------------------------
                         262479907         20000866                5            19,471.90            82.71           19,282.16
-------------------------------------------------------------------------------------------------------------------------------
                         417139994         20000867                5            28,575.54           110.17           28,353.38
-------------------------------------------------------------------------------------------------------------------------------
                         424927903         20000868                5            27,079.23           100.05           26,890.56
-------------------------------------------------------------------------------------------------------------------------------
                         418986646         20000869                5            29,072.39            99.90           28,907.58
-------------------------------------------------------------------------------------------------------------------------------
                         417920647         20000870                5            27,146.89           115.54           26,881.20
-------------------------------------------------------------------------------------------------------------------------------
                         417966621         20000871                5            22,011.28            84.85           21,840.23
-------------------------------------------------------------------------------------------------------------------------------
                         260905460         20000872                5            24,963.47           121.44           24,642.84
-------------------------------------------------------------------------------------------------------------------------------
                         419068515         20000873                5            13,546.93           101.34           13,194.92
-------------------------------------------------------------------------------------------------------------------------------
                         417022653         20000874                5            16,931.13           126.69           16,491.01
-------------------------------------------------------------------------------------------------------------------------------
                         542800500         20000876                5            32,303.97           130.82           32,021.32
-------------------------------------------------------------------------------------------------------------------------------
                         260196686         20000878                5            22,435.11            82.55           22,280.51
-------------------------------------------------------------------------------------------------------------------------------
                         256619175         20000879                5            23,450.02            78.11           23,329.49
-------------------------------------------------------------------------------------------------------------------------------
                         464293174         20000880                5            21,049.08            81.02           20,886.10
-------------------------------------------------------------------------------------------------------------------------------
                         259130841         20000881                5            35,129.16           119.78           34,934.71
-------------------------------------------------------------------------------------------------------------------------------
                         257111860         20000882                5            25,013.77           164.84           24,475.71
-------------------------------------------------------------------------------------------------------------------------------
                         256887880         20000883                5            31,731.12           126.11           31,465.48
-------------------------------------------------------------------------------------------------------------------------------
                         255686222         20000884                5            14,614.96           111.69           14,223.35
-------------------------------------------------------------------------------------------------------------------------------
                         260171473         20000885                5            21,457.87           163.96           20,883.01
-------------------------------------------------------------------------------------------------------------------------------
                         411176740         20000887                5            28,231.06            96.16           28,075.29
-------------------------------------------------------------------------------------------------------------------------------
                         255643817         20000888                5            20,965.02           159.46           20,407.05
-------------------------------------------------------------------------------------------------------------------------------
                         256808055         20000889                5            14,202.32           107.94           13,824.75
-------------------------------------------------------------------------------------------------------------------------------
                         253138867         20000892                5            50,163.26           178.86           49,846.31
-------------------------------------------------------------------------------------------------------------------------------
                         256475589         20000893                5            40,141.45           135.54           39,925.94
-------------------------------------------------------------------------------------------------------------------------------
                         423983421         20000894                5            38,168.43           129.86           37,958.56
-------------------------------------------------------------------------------------------------------------------------------
                         255089135         20000896                5            34,739.67           117.30           34,553.15
-------------------------------------------------------------------------------------------------------------------------------
                         259379929         20000898                5            29,750.24           122.85           29,478.00
-------------------------------------------------------------------------------------------------------------------------------
                         259907600         20000899                5            14,981.65           114.46           14,580.36
-------------------------------------------------------------------------------------------------------------------------------
                         258298411         20000900                5            14,190.59           109.01           13,807.52
-------------------------------------------------------------------------------------------------------------------------------
                         256980096         20000901                5            50,855.04           173.21           50,574.49
-------------------------------------------------------------------------------------------------------------------------------
                         255923854         20000902                5            48,895.64           164.06           48,638.34
-------------------------------------------------------------------------------------------------------------------------------
                         256339025         20000903                5            51,641.59           172.02           51,376.13
-------------------------------------------------------------------------------------------------------------------------------
                         253191496         20000904                5            40,985.79           141.33           40,750.98
-------------------------------------------------------------------------------------------------------------------------------
                         259236366         20000905                5            40,386.20           141.38           40,144.18
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 41

-------------------------------------------------------------------------------------------------------------------------------
                         569720537         20000906                5            12,849.43            98.17           12,505.26
-------------------------------------------------------------------------------------------------------------------------------
                         257136398         20000908                5            42,471.56           152.99           42,195.39
-------------------------------------------------------------------------------------------------------------------------------
                         254866581         20000909                5            27,141.36           112.08           26,892.99
-------------------------------------------------------------------------------------------------------------------------------
                         254980306         20000910                5            36,764.16           160.26           36,385.32
-------------------------------------------------------------------------------------------------------------------------------
                         256197748         20000911                5            23,753.39           118.96           23,431.19
-------------------------------------------------------------------------------------------------------------------------------
                         258024384         20000912                5            31,301.10           108.68           31,118.03
-------------------------------------------------------------------------------------------------------------------------------
                         256199050         20000913                5            25,210.66           162.02           24,689.06
-------------------------------------------------------------------------------------------------------------------------------
                         259729965         20000914                5            20,511.93           156.73           19,962.43
-------------------------------------------------------------------------------------------------------------------------------
                         259023352         20000915                5            25,643.48           195.93           24,956.56
-------------------------------------------------------------------------------------------------------------------------------
                         253539542         20000916                5            35,184.93           117.20           35,004.08
-------------------------------------------------------------------------------------------------------------------------------
                         257061690         20000917                5             9,897.24            36.83            9,826.97
-------------------------------------------------------------------------------------------------------------------------------
                         258964358         20000919                5            21,430.33           154.04           20,904.98
-------------------------------------------------------------------------------------------------------------------------------
                         257061519         20000920                5            34,278.97           127.91           34,033.82
-------------------------------------------------------------------------------------------------------------------------------
                         258514456         20000922                5            44,853.69           149.72           44,621.57
-------------------------------------------------------------------------------------------------------------------------------
                         257849451         20000924                5            20,318.78           155.25           19,774.48
-------------------------------------------------------------------------------------------------------------------------------
                         256563470         20000925                5            15,652.79           119.58           15,233.57
-------------------------------------------------------------------------------------------------------------------------------
                         260983933         20000926                5            29,398.24           117.04           29,151.11
-------------------------------------------------------------------------------------------------------------------------------
                         123587932         20000927                5            44,671.96           152.66           44,422.97
-------------------------------------------------------------------------------------------------------------------------------
                         260704297         20000928                5            14,119.23           107.94           13,740.69
-------------------------------------------------------------------------------------------------------------------------------
                         260687875         20000929                5            40,893.85           234.00           40,192.48
-------------------------------------------------------------------------------------------------------------------------------
                         252377463         20000931                5            48,796.50           179.07           48,462.65
-------------------------------------------------------------------------------------------------------------------------------
                         265919525         20000933                5            54,600.00           180.42           54,326.64
-------------------------------------------------------------------------------------------------------------------------------
                         261678716         20000934                1            22,319.25            88.13           22,282.63
-------------------------------------------------------------------------------------------------------------------------------
                         591122484         20000935                5            31,053.22           168.66           30,565.98
-------------------------------------------------------------------------------------------------------------------------------
                         302505678         20000936                5            34,898.92           117.47           34,713.40
-------------------------------------------------------------------------------------------------------------------------------
                         314886418         20000937                5            30,762.22           127.98           30,475.95
-------------------------------------------------------------------------------------------------------------------------------
                         267430970         20000940                5            27,486.67            97.76           27,314.22
-------------------------------------------------------------------------------------------------------------------------------
                         267797213         20000942                3            23,409.56           106.51           23,251.73
-------------------------------------------------------------------------------------------------------------------------------
                         265616143         20000943                4            38,452.00           137.42           38,452.00
-------------------------------------------------------------------------------------------------------------------------------
                                           20000943                4            38,452.00           137.42           37,964.17
-------------------------------------------------------------------------------------------------------------------------------
                         577647390         20000944                5            30,257.88           102.61           30,093.20
-------------------------------------------------------------------------------------------------------------------------------
                                           20000946                1            39,589.51           187.86           39,493.01
-------------------------------------------------------------------------------------------------------------------------------
                         514641969         20000947                5            29,639.21           109.36           29,433.45
-------------------------------------------------------------------------------------------------------------------------------
                         229133984         20000948                5            45,536.36           165.10           45,234.90
-------------------------------------------------------------------------------------------------------------------------------
                         433432215         20000949                5            35,107.07           132.91           34,846.42
-------------------------------------------------------------------------------------------------------------------------------
                         258478420         20000950                5             5,693.07            26.75            5,624.70
-------------------------------------------------------------------------------------------------------------------------------
                         452044244         20000951                5             4,274.20            19.49            4,225.84
-------------------------------------------------------------------------------------------------------------------------------
                         266699568         20000952                5            53,936.56           181.74           53,648.88
-------------------------------------------------------------------------------------------------------------------------------
                         361522370         20000953                5            55,018.74           212.76           54,587.79
-------------------------------------------------------------------------------------------------------------------------------
                         590300223         20000954                5            53,230.00           175.89           52,963.52
-------------------------------------------------------------------------------------------------------------------------------
                         428396646         20000955                5            34,735.99           127.47           34,498.34
-------------------------------------------------------------------------------------------------------------------------------
                         420925528         20000957                5            32,915.45           115.78           32,715.42
-------------------------------------------------------------------------------------------------------------------------------
                         423988329         20000958                5            37,580.93           124.80           37,389.68
-------------------------------------------------------------------------------------------------------------------------------
                         435620444         20000959                5            18,038.67            77.53           17,858.33
-------------------------------------------------------------------------------------------------------------------------------
                         264838393         20000960                5            36,235.69           141.23           35,946.31
-------------------------------------------------------------------------------------------------------------------------------
                         109563142         20000963                5            36,509.35           127.81           36,290.55
-------------------------------------------------------------------------------------------------------------------------------
                         109561011         20000964                5            36,559.20           130.52           36,327.37
-------------------------------------------------------------------------------------------------------------------------------
                         264798380         20000965                5            68,812.42           227.83           68,465.67
-------------------------------------------------------------------------------------------------------------------------------
                         259924927         20000966                5            20,453.81           116.64           20,105.01
-------------------------------------------------------------------------------------------------------------------------------
                         261415115         20000968                5            38,926.50           132.01           38,714.63
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 42

-------------------------------------------------------------------------------------------------------------------------------
                         587336238         20000969                5            57,560.41           194.99           57,248.18
-------------------------------------------------------------------------------------------------------------------------------
                         593448718         20000970                3            42,624.27           144.86           42,484.46
-------------------------------------------------------------------------------------------------------------------------------
                         593247648         20000972                5            45,972.64           159.43           45,704.71
-------------------------------------------------------------------------------------------------------------------------------
                         144724999         20000973                5            39,210.53           139.29           38,965.38
-------------------------------------------------------------------------------------------------------------------------------
                         267907743         20000974                5            58,999.79           197.96           58,689.32
-------------------------------------------------------------------------------------------------------------------------------
                         457591263         20000976                5            24,901.20           103.59           24,669.50
-------------------------------------------------------------------------------------------------------------------------------
                         194581898         20000977                5            30,227.29           119.54           29,977.22
-------------------------------------------------------------------------------------------------------------------------------
                         416804041         20000978                5            23,309.51            91.00           23,122.61
-------------------------------------------------------------------------------------------------------------------------------
                         270583987         20000979                5            21,264.63           125.56           20,880.42
-------------------------------------------------------------------------------------------------------------------------------
                         591542069         20000981                5            32,207.39           109.34           32,031.49
-------------------------------------------------------------------------------------------------------------------------------
                         261737383         20000982                5            36,832.48           129.56           36,608.65
-------------------------------------------------------------------------------------------------------------------------------
                         261411750         20000983                5            10,817.33            80.92           10,536.23
-------------------------------------------------------------------------------------------------------------------------------
                         257493469         20000984                5            42,555.00           151.73           42,286.13
-------------------------------------------------------------------------------------------------------------------------------
                         257980377         20000986                4            36,839.73           131.03           36,655.04
-------------------------------------------------------------------------------------------------------------------------------
                         253192030         20000987                5            33,906.42           115.49           33,719.34
-------------------------------------------------------------------------------------------------------------------------------
                          42621819         20000988                5            21,031.63           160.68           20,468.32
-------------------------------------------------------------------------------------------------------------------------------
                         253112080         20000989                5            31,388.21           109.11           31,203.98
-------------------------------------------------------------------------------------------------------------------------------
                         256472031         20000990                5            48,911.20           161.78           48,665.53
-------------------------------------------------------------------------------------------------------------------------------
                         253258575         20000991                5            18,127.41           138.52           17,641.74
-------------------------------------------------------------------------------------------------------------------------------
                         258906857         20000992                2            14,029.47            66.42           13,961.31
-------------------------------------------------------------------------------------------------------------------------------
                         254116789         20000993                5            15,257.87            53.74           15,164.79
-------------------------------------------------------------------------------------------------------------------------------
                         258596265         20000994                5            27,557.54            98.26           27,383.39
-------------------------------------------------------------------------------------------------------------------------------
                         221130952         20000995                5            15,589.44            52.31           15,507.39
-------------------------------------------------------------------------------------------------------------------------------
                         254313018         20000996                5            18,947.76            63.57           18,848.08
-------------------------------------------------------------------------------------------------------------------------------
                         254888901         20000997                5            51,943.95           177.51           51,654.42
-------------------------------------------------------------------------------------------------------------------------------
                         252134375         20000998                5            53,566.94           183.26           53,267.34
-------------------------------------------------------------------------------------------------------------------------------
                         254781695         20001000                5            18,809.55           142.28           18,312.90
-------------------------------------------------------------------------------------------------------------------------------
                         259042760         20001001                5            20,587.87           157.31           20,036.33
-------------------------------------------------------------------------------------------------------------------------------
                         258022648         20001002                5            29,822.37           107.85           29,626.32
-------------------------------------------------------------------------------------------------------------------------------
                         258701019         20001003                5            37,714.77           145.17           37,422.75
-------------------------------------------------------------------------------------------------------------------------------
                         257926266         20001004                5            29,320.67           222.85           28,541.16
-------------------------------------------------------------------------------------------------------------------------------
                         262952256         20001005                5            20,580.20           101.43           20,309.26
-------------------------------------------------------------------------------------------------------------------------------
                         264259984         20001006                5            17,975.11           133.79           17,511.43
-------------------------------------------------------------------------------------------------------------------------------
                         263338161         20001007                5            19,380.92            69.46           19,256.68
-------------------------------------------------------------------------------------------------------------------------------
                         264779569         20001009                5            17,769.83           117.60           17,385.10
-------------------------------------------------------------------------------------------------------------------------------
                         590861656         20001010                5            54,532.98           191.59           54,202.74
-------------------------------------------------------------------------------------------------------------------------------
                         247335342         20001011                5            72,612.11           247.86           72,208.79
-------------------------------------------------------------------------------------------------------------------------------
                         263210261         20001013                5            31,338.39           109.71           31,150.57
-------------------------------------------------------------------------------------------------------------------------------
                         264753536         20001014                5            50,712.77           176.90           50,412.03
-------------------------------------------------------------------------------------------------------------------------------
                         227949773         20001015                5             5,035.76            23.01            4,978.55
-------------------------------------------------------------------------------------------------------------------------------
                         249430873         20001221                3            36,040.00           119.09           35,931.99
-------------------------------------------------------------------------------------------------------------------------------
                         258835175         20001222                3            39,940.00           131.97           39,820.33
-------------------------------------------------------------------------------------------------------------------------------
                         255254513         20001226                5            31,938.14           105.64           31,777.72
-------------------------------------------------------------------------------------------------------------------------------
                         291768311         20001228                5            30,450.00           100.62           30,297.55
-------------------------------------------------------------------------------------------------------------------------------
                         267792486         20001229                5            37,060.00           122.46           36,874.46
-------------------------------------------------------------------------------------------------------------------------------
                         253272310         20001231                5            34,560.00           114.20           34,386.97
-------------------------------------------------------------------------------------------------------------------------------
                         592207621         20001232                5            20,629.42            68.23           20,525.83
-------------------------------------------------------------------------------------------------------------------------------
                         256357954         20001272                0            31,910.00           105.44           31,910.00
-------------------------------------------------------------------------------------------------------------------------------
                         418920450         20001020                5            32,787.80           140.64           32,461.40
-------------------------------------------------------------------------------------------------------------------------------
                         424316186         20001022                5            29,689.31           102.96           29,516.26
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 43

-------------------------------------------------------------------------------------------------------------------------------
                         424232314         20001024                5            36,357.13           129.64           36,127.38
-------------------------------------------------------------------------------------------------------------------------------
                         419275950         20001025                5            32,923.51           113.14           32,736.84
-------------------------------------------------------------------------------------------------------------------------------
                         423800832         20001026                5            40,093.02           191.18           39,597.45
-------------------------------------------------------------------------------------------------------------------------------
                         421179334         20001028                5            37,172.97           123.45           36,983.77
-------------------------------------------------------------------------------------------------------------------------------
                         417111705         20001030                5            47,476.49           168.02           47,182.85
-------------------------------------------------------------------------------------------------------------------------------
                         422021988         20001032                5            21,966.54           102.75           21,705.04
-------------------------------------------------------------------------------------------------------------------------------
                         424806807         20001033                5            25,032.57           144.72           24,595.80
-------------------------------------------------------------------------------------------------------------------------------
                         419709985         20001034                5            39,125.32           169.51           38,727.39
-------------------------------------------------------------------------------------------------------------------------------
                         422868048         20001035                5            10,734.68           128.41           10,214.08
-------------------------------------------------------------------------------------------------------------------------------
                         587088348         20001036                5             3,793.83            19.99            3,737.40
-------------------------------------------------------------------------------------------------------------------------------
                         421784669         20001037                5            20,393.39            99.73           20,128.83
-------------------------------------------------------------------------------------------------------------------------------
                         416138274         20001038                5            28,168.78           137.39           27,805.18
-------------------------------------------------------------------------------------------------------------------------------
                         421210260         20001039                5            36,796.03           154.81           36,444.93
-------------------------------------------------------------------------------------------------------------------------------
                         428117566         20001040                5            41,942.89           140.73           41,722.18
-------------------------------------------------------------------------------------------------------------------------------
                         421132706         20001041                5            23,933.06           143.94           23,487.46
-------------------------------------------------------------------------------------------------------------------------------
                         427350088         20001042                5            34,752.86           123.45           34,535.61
-------------------------------------------------------------------------------------------------------------------------------
                         587534029         20001044                5            15,248.15            62.74           15,109.75
-------------------------------------------------------------------------------------------------------------------------------
                         461797749         20001045                5            49,861.60           174.55           49,562.80
-------------------------------------------------------------------------------------------------------------------------------
                         587422097         20001047                5             9,703.32            99.97            9,313.62
-------------------------------------------------------------------------------------------------------------------------------
                         427619436         20001049                5            37,375.33           134.81           37,131.41
-------------------------------------------------------------------------------------------------------------------------------
                         428572774         20001050                5            32,766.33           126.51           32,510.67
-------------------------------------------------------------------------------------------------------------------------------
                         427239306         20001052                5            25,014.72            86.35           24,870.94
-------------------------------------------------------------------------------------------------------------------------------
                         425434750         20001053                5            53,235.17           178.99           52,953.17
-------------------------------------------------------------------------------------------------------------------------------
                         426492291         20001054                5            40,665.86           136.73           40,450.45
-------------------------------------------------------------------------------------------------------------------------------
                         425353120         20001055                5             8,410.37            33.94            8,337.38
-------------------------------------------------------------------------------------------------------------------------------
                         425112954         20001056                5            47,800.56           160.72           47,547.34
-------------------------------------------------------------------------------------------------------------------------------
                         428191845         20001059                5            40,100.58           136.73           39,878.61
-------------------------------------------------------------------------------------------------------------------------------
                         427179111         20001060                5            22,574.70            93.05           22,368.99
-------------------------------------------------------------------------------------------------------------------------------
                         428516381         20001062                5            33,459.03           120.84           33,239.88
-------------------------------------------------------------------------------------------------------------------------------
                         421726352         20001063                5            31,427.18           107.16           31,253.18
-------------------------------------------------------------------------------------------------------------------------------
                         424046930         20001064                5            25,923.96            95.92           25,742.64
-------------------------------------------------------------------------------------------------------------------------------
                         463137961         20001066                5            47,517.40           172.29           47,202.79
-------------------------------------------------------------------------------------------------------------------------------
                         553358576         20001067                5            29,942.98           113.20           29,721.46
-------------------------------------------------------------------------------------------------------------------------------
                         421728829         20001068                5            36,652.20           134.68           36,400.55
-------------------------------------------------------------------------------------------------------------------------------
                         423198320         20001069                5            28,210.44           100.09           28,034.69
-------------------------------------------------------------------------------------------------------------------------------
                         421159792         20001070                5            43,631.26           147.80           43,394.61
-------------------------------------------------------------------------------------------------------------------------------
                         416133186         20001071                5            48,492.10           165.71           48,221.84
-------------------------------------------------------------------------------------------------------------------------------
                         424628502         20001074                5             2,690.16            43.98            2,500.43
-------------------------------------------------------------------------------------------------------------------------------
                         424154709         20001075                5            43,988.99           194.16           43,523.62
-------------------------------------------------------------------------------------------------------------------------------
                         418212680         20001077                5            45,715.30           158.54           45,448.86
-------------------------------------------------------------------------------------------------------------------------------
                         419317933         20001079                5            32,434.91           110.60           32,255.33
-------------------------------------------------------------------------------------------------------------------------------
                         419046416         20001080                5            29,456.00           125.37           29,167.70
-------------------------------------------------------------------------------------------------------------------------------
                         230923942         20001081                2            32,818.69           113.04           32,744.00
-------------------------------------------------------------------------------------------------------------------------------
                         419908600         20001082                5            23,026.08            89.74           22,842.22
-------------------------------------------------------------------------------------------------------------------------------
                         421903548         20001083                5            23,226.72            85.12           23,068.39
-------------------------------------------------------------------------------------------------------------------------------
                         421277553         20001085                5            35,449.33           119.32           35,260.90
-------------------------------------------------------------------------------------------------------------------------------
                         423907638         20001086                5            36,740.76           140.77           36,459.56
-------------------------------------------------------------------------------------------------------------------------------
                         419968932         20001093                5            33,372.75           155.63           32,977.85
-------------------------------------------------------------------------------------------------------------------------------
                         418089183         20001094                5            18,327.76           138.83           17,842.85
-------------------------------------------------------------------------------------------------------------------------------
                         418607150         20001096                5            26,165.79            96.82           25,982.76
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 44

-------------------------------------------------------------------------------------------------------------------------------
                         424902645         20001097                5            49,299.97           228.44           48,723.96
-------------------------------------------------------------------------------------------------------------------------------
                         422134438         20001098                5            56,462.36           203.39           56,095.21
-------------------------------------------------------------------------------------------------------------------------------
                         184564360         20001100                5            52,548.80           203.22           52,137.15
-------------------------------------------------------------------------------------------------------------------------------
                         422886316         20001101                5            48,814.25           190.87           48,421.34
-------------------------------------------------------------------------------------------------------------------------------
                         416296658         20001103                5            28,469.92           116.99           28,212.27
-------------------------------------------------------------------------------------------------------------------------------
                         416928484         20001104                5            16,868.43           101.44           16,554.42
-------------------------------------------------------------------------------------------------------------------------------
                         419966105         20001107                5            44,750.36           174.70           44,391.56
-------------------------------------------------------------------------------------------------------------------------------
                         422904225         20001109                5            33,622.56           128.83           33,365.18
-------------------------------------------------------------------------------------------------------------------------------
                         422961949         20001110                5            45,967.92           176.67           45,613.34
-------------------------------------------------------------------------------------------------------------------------------
                         420902458         20001112                5            43,069.83           165.02           42,740.17
-------------------------------------------------------------------------------------------------------------------------------
                         405644277         20001113                5            32,311.69           124.95           32,058.61
-------------------------------------------------------------------------------------------------------------------------------
                         424089436         20001114                5            22,976.59           139.74           22,540.99
-------------------------------------------------------------------------------------------------------------------------------
                         421843175         20001115                5            35,384.17           118.72           35,197.99
-------------------------------------------------------------------------------------------------------------------------------
                         419587591         20001116                5            40,195.52           174.51           39,784.87
-------------------------------------------------------------------------------------------------------------------------------
                         424909704         20001118                5            37,362.04           128.54           37,149.46
-------------------------------------------------------------------------------------------------------------------------------
                         422905815         20001119                5            33,620.11           149.65           33,258.13
-------------------------------------------------------------------------------------------------------------------------------
                         426259934         20001122                5            45,246.69           152.30           45,006.16
-------------------------------------------------------------------------------------------------------------------------------
                         416661005         20001123                5            32,836.69           127.58           32,576.49
-------------------------------------------------------------------------------------------------------------------------------
                         416662199         20001124                5            11,476.22            90.60           11,154.16
-------------------------------------------------------------------------------------------------------------------------------
                         420215509         20001125                5            39,268.24           132.17           39,059.52
-------------------------------------------------------------------------------------------------------------------------------
                         424179298         20001126                5            40,732.24           170.72           40,346.86
-------------------------------------------------------------------------------------------------------------------------------
                         252477496         20001127                5            36,992.11           141.09           36,712.21
-------------------------------------------------------------------------------------------------------------------------------
                         418170159         20001128                5            40,119.82           166.90           39,746.52
-------------------------------------------------------------------------------------------------------------------------------
                         421063980         20001129                5            30,981.57           123.97           30,717.99
-------------------------------------------------------------------------------------------------------------------------------
                         283461052         20001130                5            37,610.07           139.94           37,343.10
-------------------------------------------------------------------------------------------------------------------------------
                         302785217         20001132                5            63,842.25           214.66           63,504.04
-------------------------------------------------------------------------------------------------------------------------------
                          56427652         20001133                5            56,379.82           189.57           56,081.14
-------------------------------------------------------------------------------------------------------------------------------
                         421987368         20001134                5            47,861.86           216.80           47,327.66
-------------------------------------------------------------------------------------------------------------------------------
                         420046330         20001135                5            53,881.31           180.98           53,596.81
-------------------------------------------------------------------------------------------------------------------------------
                         424904090         20001137                5            39,684.62           155.92           39,361.42
-------------------------------------------------------------------------------------------------------------------------------
                         416215701         20001138                5            28,878.05           102.20           28,699.44
-------------------------------------------------------------------------------------------------------------------------------
                         419904794         20001139                5            24,014.73           100.28           23,789.39
-------------------------------------------------------------------------------------------------------------------------------
                         420701727         20001140                5            18,800.25            64.10           18,696.20
-------------------------------------------------------------------------------------------------------------------------------
                         412413528         20001141                5            27,903.96           108.42           27,682.81
-------------------------------------------------------------------------------------------------------------------------------
                         424861021         20001142                5            40,875.63           139.38           40,649.33
-------------------------------------------------------------------------------------------------------------------------------
                         418505477         20001143                5            41,806.02           142.55           41,574.59
-------------------------------------------------------------------------------------------------------------------------------
                         423922901         20001144                5            20,937.17           130.32           20,525.27
-------------------------------------------------------------------------------------------------------------------------------
                         424848369         20001145                5            24,931.32            91.36           24,761.41
-------------------------------------------------------------------------------------------------------------------------------
                         408720180         20001148                5            30,662.95           138.29           30,323.75
-------------------------------------------------------------------------------------------------------------------------------
                         417118472         20001149                5            58,367.59           199.02           58,044.48
-------------------------------------------------------------------------------------------------------------------------------
                         417546746         20001150                5            16,281.17            67.60           16,130.32
-------------------------------------------------------------------------------------------------------------------------------
                         342561951         20001151                5            52,897.63           177.67           52,618.35
-------------------------------------------------------------------------------------------------------------------------------
                         425195877         20001153                5            58,599.32           200.47           58,271.62
-------------------------------------------------------------------------------------------------------------------------------
                         575291860         20001154                5            37,163.52           144.17           36,870.13
-------------------------------------------------------------------------------------------------------------------------------
                         420130313         20001155                5            38,772.72           132.21           38,558.07
-------------------------------------------------------------------------------------------------------------------------------
                         550119960         20001156                5            28,734.94           119.98           28,465.35
-------------------------------------------------------------------------------------------------------------------------------
                         422085070         20001157                5            39,203.54           135.18           38,978.96
-------------------------------------------------------------------------------------------------------------------------------
                         421270971         20001158                5            28,370.23            98.96           28,202.01
-------------------------------------------------------------------------------------------------------------------------------
                         423885654         20001159                5             1,706.27            60.35            1,422.92
-------------------------------------------------------------------------------------------------------------------------------
                         423338083         20001160                5            28,726.64            97.31           28,570.84
-------------------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 45


------------------------------------------------------------------------------------------------------------------
            418923861         20001161                5            33,961.14           122.02           33,741.89
------------------------------------------------------------------------------------------------------------------
            424947094         20001162                5            35,166.61           136.63           34,887.95
------------------------------------------------------------------------------------------------------------------
            265191983         20001163                5            28,422.67            98.01           28,259.83
------------------------------------------------------------------------------------------------------------------
            416927756         20001164                5            37,915.55           140.49           37,649.37
------------------------------------------------------------------------------------------------------------------
            127609396         20001165                5            40,531.96           156.21           40,217.15
------------------------------------------------------------------------------------------------------------------
            416841534         20001167                5            39,365.93           152.00           39,058.73
------------------------------------------------------------------------------------------------------------------
            419258145         20001168                5            37,303.23           150.87           36,977.81
------------------------------------------------------------------------------------------------------------------
            417195675         20001169                5            28,498.46           125.78           28,197.01
------------------------------------------------------------------------------------------------------------------
            422900655         20001170                5            42,046.59           173.95           41,660.22
------------------------------------------------------------------------------------------------------------------
            423580003         20001171                5            38,812.27           141.09           38,553.47
------------------------------------------------------------------------------------------------------------------
            263516518         20001172                5            32,539.92           124.87           32,289.88
------------------------------------------------------------------------------------------------------------------
            417085864         20001173                5            41,149.50           175.13           40,746.80
------------------------------------------------------------------------------------------------------------------
            421133339         20001175                5            22,167.80           172.13           21,560.15
------------------------------------------------------------------------------------------------------------------
            417235596         20001176                5            25,130.46            91.00           25,031.21
------------------------------------------------------------------------------------------------------------------
            417235596         20001176                5            30,031.21             2.54           29,951.38
------------------------------------------------------------------------------------------------------------------
            418966729         20001177                5            38,958.99           131.97           38,747.70
------------------------------------------------------------------------------------------------------------------
            423826374         20001179                5            43,402.20           155.34           43,125.02
------------------------------------------------------------------------------------------------------------------
            418905900         20001180                5            39,756.73           133.39           39,547.55
------------------------------------------------------------------------------------------------------------------
            256135210         20001181                5            53,438.50           180.25           53,152.53
------------------------------------------------------------------------------------------------------------------
            418115846         20001184                5            34,030.73           155.53           33,643.97
------------------------------------------------------------------------------------------------------------------
            420901287         20001186                5            38,890.42           141.75           38,629.22
------------------------------------------------------------------------------------------------------------------
            419929188         20001187                5            42,729.62           143.67           42,503.26
------------------------------------------------------------------------------------------------------------------
            422351772         20001188                5            37,928.32           138.43           37,775.26
------------------------------------------------------------------------------------------------------------------
            422351772         20001188                5            44,571.88           147.28           44,482.94
------------------------------------------------------------------------------------------------------------------
            416170794         20001190                5            55,950.66           216.71           55,510.68
------------------------------------------------------------------------------------------------------------------
            419968773         20001191                5            28,704.12           105.77           28,505.56
------------------------------------------------------------------------------------------------------------------
            417087046         20001192                5            33,361.56           113.63           33,177.50
------------------------------------------------------------------------------------------------------------------
            418271092         20001193                5            28,346.93            99.71           28,174.68
------------------------------------------------------------------------------------------------------------------
            416274983         20001195                5            25,846.80           164.75           25,318.85
------------------------------------------------------------------------------------------------------------------
            420566624         20000000               42            23,804.20           140.86           20,019.17
------------------------------------------------------------------------------------------------------------------
            423820769         20000001               41             8,563.78            50.93            8,312.42
------------------------------------------------------------------------------------------------------------------
            423820769         20000001               41            41,837.42           107.88           36,410.75
------------------------------------------------------------------------------------------------------------------
            223214607         20000002               42            22,737.04           135.20           19,092.85
------------------------------------------------------------------------------------------------------------------
            417500379         20000003               42            27,723.15           164.40           23,299.54
------------------------------------------------------------------------------------------------------------------
            418843059         20000004               42            19,775.74           117.63           16,604.50
------------------------------------------------------------------------------------------------------------------
            420046341         20000005               42            25,249.96            86.67           23,998.93
------------------------------------------------------------------------------------------------------------------
            419963317         20000007               42            19,746.56           117.45           16,580.24
------------------------------------------------------------------------------------------------------------------
            424923292         20000008               42            37,789.36           206.87           32,518.25
------------------------------------------------------------------------------------------------------------------
            340588376         20000009               42            15,790.56            93.92           13,258.57
------------------------------------------------------------------------------------------------------------------
            420191502         20000010               42            21,673.90           129.01           18,194.31
------------------------------------------------------------------------------------------------------------------
            422765386         20000011               41            35,420.91           111.91           30,857.06
------------------------------------------------------------------------------------------------------------------
            422765386         20000011               41            24,754.87           146.15           24,036.91
------------------------------------------------------------------------------------------------------------------
            212600053         20000012               42            25,359.62           150.85           21,292.61
------------------------------------------------------------------------------------------------------------------
            419809701         20000013               42            22,862.35           135.98           19,196.51
------------------------------------------------------------------------------------------------------------------
            417279251         20000014               42            29,839.35           178.44           25,012.41
------------------------------------------------------------------------------------------------------------------
            416029228         20000016               42            39,092.00           136.80           37,039.87
------------------------------------------------------------------------------------------------------------------
            420765334         20000017               42            18,938.51           112.66           15,901.07
------------------------------------------------------------------------------------------------------------------
            420587775         20000018               42            16,387.28            97.46           13,760.06
------------------------------------------------------------------------------------------------------------------
            420944388         20000019               42            26,694.64           112.09           24,470.74
------------------------------------------------------------------------------------------------------------------
            423114364         20000022               50            69,131.00           228.43           66,993.42
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 46


------------------------------------------------------------------------------------------------------------------
            423114364         20000022               50            53,895.55           181.41           52,729.48
------------------------------------------------------------------------------------------------------------------
            421061075         20000023               42            42,253.23           164.95           39,282.45
------------------------------------------------------------------------------------------------------------------
            416785055         20000024               42            33,012.20           196.37           27,717.98
------------------------------------------------------------------------------------------------------------------
            417089007         20000025               42            34,718.75           152.29           31,539.76
------------------------------------------------------------------------------------------------------------------
            423886435         20000026               42            24,361.37           144.90           20,455.00
------------------------------------------------------------------------------------------------------------------
            421290883         20000027               42            37,563.96           127.25           35,777.16
------------------------------------------------------------------------------------------------------------------
            417989652         20000028               42            28,876.28           130.51           26,062.75
------------------------------------------------------------------------------------------------------------------
            423961079         20000029               20            22,409.53            84.31           21,743.12
------------------------------------------------------------------------------------------------------------------
            258961829         20000030               42            24,691.13           146.88           20,731.11
------------------------------------------------------------------------------------------------------------------
            421740136         20000031               42            20,423.28           121.47           17,148.66
------------------------------------------------------------------------------------------------------------------
            416589728         20000032               42            28,100.20           167.15           23,593.81
------------------------------------------------------------------------------------------------------------------
            421881699         20000033               22            24,041.83           142.99                0.00
------------------------------------------------------------------------------------------------------------------
            420547978         20000034               42            17,305.58           102.94           14,530.31
------------------------------------------------------------------------------------------------------------------
                              20000035               42            27,423.71           176.00           24,882.98
------------------------------------------------------------------------------------------------------------------
            423808669         20000035               42            15,306.34            91.03           14,167.44
------------------------------------------------------------------------------------------------------------------
            420867259         20000036               42            13,786.77            82.01           12,760.58
------------------------------------------------------------------------------------------------------------------
            420867259         20000036               42            22,080.00           141.50           20,038.97
------------------------------------------------------------------------------------------------------------------
            255334836         20000037               42            25,249.75            85.35           24,056.84
------------------------------------------------------------------------------------------------------------------
            424689981         20000038               42            39,222.16           132.87           37,356.35
------------------------------------------------------------------------------------------------------------------
            252393788         20000039               42            43,564.07           146.02           41,560.38
------------------------------------------------------------------------------------------------------------------
            417883921         20000040               42            43,344.43           243.29           37,033.76
------------------------------------------------------------------------------------------------------------------
            420158427         20000041               42            47,744.76           196.10              572.54-
------------------------------------------------------------------------------------------------------------------
            423482102         20000043               42            27,460.17           163.33           23,056.98
------------------------------------------------------------------------------------------------------------------
            257664755         20000044               42            16,938.78           100.76           14,222.23
------------------------------------------------------------------------------------------------------------------
            419665496         20000045               42            19,428.56           115.57           16,312.75
------------------------------------------------------------------------------------------------------------------
            253046628         20000048               42            19,532.10           116.17           16,400.36
------------------------------------------------------------------------------------------------------------------
            417588101         20000049               42            36,103.48           126.39           34,206.12
------------------------------------------------------------------------------------------------------------------
            253278946         20000050               42            32,415.65           115.58           30,619.58
------------------------------------------------------------------------------------------------------------------
            424945201         20000051               42            20,422.22            83.88               83.88-
------------------------------------------------------------------------------------------------------------------
            258650338         20000053               42            18,004.59            76.93              460.79-
------------------------------------------------------------------------------------------------------------------
            260211462         20000054               42            20,518.38            69.36           19,548.88
------------------------------------------------------------------------------------------------------------------
            416849375         20000055               42            48,837.69           168.02           46,400.99
------------------------------------------------------------------------------------------------------------------
            258686829         20000056               42            37,376.14           219.15           31,522.08
------------------------------------------------------------------------------------------------------------------
            254026799         20000057               42            16,309.56            97.02           13,693.78
------------------------------------------------------------------------------------------------------------------
            254966008         20000058               42            21,923.58           130.40           18,408.11
------------------------------------------------------------------------------------------------------------------
            257351222         20000060               42            36,418.50           188.02           31,838.37
------------------------------------------------------------------------------------------------------------------
            541904561         20000062               42            28,031.69           102.59           26,362.15
------------------------------------------------------------------------------------------------------------------
            416946145         20000063               42            12,761.87            75.91           10,715.36
------------------------------------------------------------------------------------------------------------------
            254697889         20000066               41            26,965.58            55.14           26,186.50
------------------------------------------------------------------------------------------------------------------
            254697889         20000066               41            19,546.11            67.47           19,135.58
------------------------------------------------------------------------------------------------------------------
            260596374         20000068               20            28,412.57           103.42           27,638.72
------------------------------------------------------------------------------------------------------------------
            254020818         20000069               42            20,976.61           124.77           17,612.88
------------------------------------------------------------------------------------------------------------------
            254845589         20000070               42            28,426.61           169.08           23,868.40
------------------------------------------------------------------------------------------------------------------
            419213994         20000079               20            24,795.47            82.18           24,285.17
------------------------------------------------------------------------------------------------------------------
            590051939         20000080               42            45,573.01           151.04           43,552.40
------------------------------------------------------------------------------------------------------------------
            424218244         20000085               42            21,473.74            71.24           20,518.50
------------------------------------------------------------------------------------------------------------------
            417138403         20000090               42            26,694.64           149.09           22,840.88
------------------------------------------------------------------------------------------------------------------
            416949039         20000092               40            36,340.00           120.08           34,824.15
------------------------------------------------------------------------------------------------------------------
            254512657         20000100               14            58,620.00           193.70           57,789.71
------------------------------------------------------------------------------------------------------------------
            416024649         20000299               32            33,310.00           110.07           32,208.67
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 47

------------------------------------------------------------------------------------------------------------------
            423114308         20000315               30            54,900.00           181.41           53,202.36
------------------------------------------------------------------------------------------------------------------
                              20000320               29            24,870.00            82.18           24,127.43
------------------------------------------------------------------------------------------------------------------
            426339416         20000324               28            38,340.00           126.69           37,236.04
------------------------------------------------------------------------------------------------------------------
            420842719         20000365               24            42,620.00           140.83           41,573.03
------------------------------------------------------------------------------------------------------------------
            418155766         20000400               19            32,350.00           106.89           31,728.28
------------------------------------------------------------------------------------------------------------------
            234178650         20000811                2            25,790.00            85.22           25,738.54
------------------------------------------------------------------------------------------------------------------
            259597535         20001224                1            44,040.00           145.52           43,996.11
------------------------------------------------------------------------------------------------------------------
            266675027         20000405               17            41,008.31           142.22           40,184.24
------------------------------------------------------------------------------------------------------------------
            262908342         20000406               17            23,986.39           136.34           22,583.90
------------------------------------------------------------------------------------------------------------------
            590528555         20000407               17            43,512.33           148.86           43,121.61
------------------------------------------------------------------------------------------------------------------
            590528555         20000407               17            26,050.00            86.08           25,814.16
------------------------------------------------------------------------------------------------------------------
            428119813         20000408                1            48,565.40           162.27           48,515.20
------------------------------------------------------------------------------------------------------------------
            315429194         20000410               34            52,556.15           182.27           51,500.01
------------------------------------------------------------------------------------------------------------------
            592096008         20000410               34            42,103.06           142.78           41,313.06
------------------------------------------------------------------------------------------------------------------
            266645896         20000411               17            22,546.02           116.73           21,425.57
------------------------------------------------------------------------------------------------------------------
            262257292         20000414               17            19,541.55           135.25           17,980.31
------------------------------------------------------------------------------------------------------------------
            265040700         20000415               17            47,052.83           165.51           46,067.01
------------------------------------------------------------------------------------------------------------------
            592507028         20000417               17            23,596.39            81.09           23,135.11
------------------------------------------------------------------------------------------------------------------
            595380821         20000420               17            43,056.43           158.87           42,025.87
------------------------------------------------------------------------------------------------------------------
            263887668         20000422               17            18,035.67           123.11           16,624.49
------------------------------------------------------------------------------------------------------------------
            593099614         20000423               17            42,000.73           141.82           41,223.26
------------------------------------------------------------------------------------------------------------------
            589182219         20000424               17            36,927.35           132.34           36,111.31
------------------------------------------------------------------------------------------------------------------
            266814361         20000426               17            19,103.02           129.83           17,618.12
------------------------------------------------------------------------------------------------------------------
            266043464         20000427               17            22,653.53           153.95           20,892.83
------------------------------------------------------------------------------------------------------------------
            227589919         20000428               17            13,259.18            83.83           12,337.36
------------------------------------------------------------------------------------------------------------------
            262972605         20000429               17            20,142.19           171.66           17,974.41
------------------------------------------------------------------------------------------------------------------
            592426613         20000430               17             9,361.37            64.76            8,613.97
------------------------------------------------------------------------------------------------------------------
            589224896         20000431               17            49,834.77           166.17           48,948.70
------------------------------------------------------------------------------------------------------------------
            263674751         20000432               15            52,262.97           184.29           51,292.14
------------------------------------------------------------------------------------------------------------------
            267084184         20000433               17            28,842.49           199.59           26,538.75
------------------------------------------------------------------------------------------------------------------
            551702125         20000435               17            28,495.95           106.94           27,782.82
------------------------------------------------------------------------------------------------------------------
            261847309         20000436               17            13,966.37            96.65           12,850.76
------------------------------------------------------------------------------------------------------------------
             38281016         20000437               17            19,637.58           135.91           18,068.76
------------------------------------------------------------------------------------------------------------------
            166484262         20000439               17            32,362.26           112.10           31,714.29
------------------------------------------------------------------------------------------------------------------
            590146718         20000442               17            32,717.36           108.22           32,150.76
------------------------------------------------------------------------------------------------------------------
            595264869         20000443               17            17,185.22            81.75           16,456.31
------------------------------------------------------------------------------------------------------------------
            257825034         20000444               17            26,390.15            99.33           25,724.65
------------------------------------------------------------------------------------------------------------------
            403522236         20000445               17            12,313.63            85.22           11,329.94
------------------------------------------------------------------------------------------------------------------
            266608587         20000446               17            27,033.03           187.07           24,873.79
------------------------------------------------------------------------------------------------------------------
            261638284         20000447               17            14,498.79            62.95           13,988.07
------------------------------------------------------------------------------------------------------------------
            233982842         20000448               17            30,219.38           121.53           29,322.47
------------------------------------------------------------------------------------------------------------------
            267858624         20000449               17            33,626.46           111.22           33,044.26
------------------------------------------------------------------------------------------------------------------
            593287217         20000450               17            60,239.54           199.45           59,192.96
------------------------------------------------------------------------------------------------------------------
            592644193         20000451               17            30,870.00           102.00           30,337.30
------------------------------------------------------------------------------------------------------------------
            263499162         20000453               17            33,347.86           119.05           32,618.93
------------------------------------------------------------------------------------------------------------------
            389482118         20000454               17            17,913.50           123.94           16,483.07
------------------------------------------------------------------------------------------------------------------
            425252070         20000455               17            38,923.69           137.93           38,090.61
------------------------------------------------------------------------------------------------------------------
            150485675         20000456               17            53,559.23           181.04           52,564.48
------------------------------------------------------------------------------------------------------------------
            262794202         20000457               17            16,391.76           113.43           15,082.52
------------------------------------------------------------------------------------------------------------------
            590037879         20000458               17            25,039.82            86.74           24,538.38
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 48


------------------------------------------------------------------------------------------------------------------
            263980045         20000460               17            21,868.13           151.34           20,121.26
------------------------------------------------------------------------------------------------------------------
            591525469         20000461                1            32,375.30           111.26           32,338.75
------------------------------------------------------------------------------------------------------------------
            592260884         20000462               17            26,363.96            91.43           25,834.22
------------------------------------------------------------------------------------------------------------------
            267838009         20000464               17            39,773.95           132.90           39,061.97
------------------------------------------------------------------------------------------------------------------
            436986465         20000465               17            28,055.81           103.09           27,391.77
------------------------------------------------------------------------------------------------------------------
            266549108         20000466               17            25,389.51            89.74           24,850.10
------------------------------------------------------------------------------------------------------------------
            258552635         20000467               17            13,702.04            57.43           13,255.08
------------------------------------------------------------------------------------------------------------------
            252330297         20000468               17            23,266.02            78.48           22,836.74
------------------------------------------------------------------------------------------------------------------
            252330046         20000469               17            15,728.54            52.08           15,455.21
------------------------------------------------------------------------------------------------------------------
            262962438         20000470               17            26,970.99            91.46           26,464.98
------------------------------------------------------------------------------------------------------------------
            304644569         20000471               17            15,894.98            66.61           15,376.65
------------------------------------------------------------------------------------------------------------------
            259251749         20000472               17            29,337.13           100.81           28,763.77
------------------------------------------------------------------------------------------------------------------
            118446055         20000473               16            24,004.60            80.97           23,588.28
------------------------------------------------------------------------------------------------------------------
            408820100         20000475               17            10,744.43            39.32           10,627.28
------------------------------------------------------------------------------------------------------------------
            408820100         20000475               17             2,617.00             9.68            2,583.93
------------------------------------------------------------------------------------------------------------------
                              20000477               17            20,147.86            68.40           19,768.51
------------------------------------------------------------------------------------------------------------------
            256455580         20000478               17            21,080.89            88.36           20,393.19
------------------------------------------------------------------------------------------------------------------
            260905120         20000480               17            25,664.39            84.89           25,219.98
------------------------------------------------------------------------------------------------------------------
            257315283         20000481               17            44,497.22           157.48           43,548.34
------------------------------------------------------------------------------------------------------------------
            252413555         20000483                7            24,869.59            83.80           24,683.45
------------------------------------------------------------------------------------------------------------------
            258533234         20000484               12            62,717.05           209.13           61,934.39
------------------------------------------------------------------------------------------------------------------
            251230458         20000486               11            25,153.69            89.92           24,799.01
------------------------------------------------------------------------------------------------------------------
            258021739         20000488               17            31,596.58           108.58           30,978.98
------------------------------------------------------------------------------------------------------------------
            258332091         20000489               17            22,096.57            75.93           21,664.69
------------------------------------------------------------------------------------------------------------------
            263699932         20000491               17            37,430.37           137.54           36,544.38
------------------------------------------------------------------------------------------------------------------
            595180019         20000492               17            51,561.80           181.37           50,481.52
------------------------------------------------------------------------------------------------------------------
            261293803         20000493               17            15,726.26           108.33           14,478.74
------------------------------------------------------------------------------------------------------------------
            590204985         20000495               17            40,925.08           143.44           40,076.57
------------------------------------------------------------------------------------------------------------------
            520115175         20000496               17            25,161.67           103.16           24,380.75
------------------------------------------------------------------------------------------------------------------
            595242987         20000497               17            23,953.15            99.28           23,191.12
------------------------------------------------------------------------------------------------------------------
            591663340         20000498                2            46,628.32           157.62           46,528.17
------------------------------------------------------------------------------------------------------------------
            266355899         20000501                7            47,150.00           241.36           46,215.69
------------------------------------------------------------------------------------------------------------------
            266351539         20000502               17            44,854.25           168.09           43,735.88
------------------------------------------------------------------------------------------------------------------
            267254905         20000505                6            42,668.98           145.01           42,388.11
------------------------------------------------------------------------------------------------------------------
            266688454         20000506               17            19,856.21           137.39           18,270.48
------------------------------------------------------------------------------------------------------------------
            225906153         20000507               17            39,472.94           169.31           38,118.40
------------------------------------------------------------------------------------------------------------------
            318401074         20000508               17            20,787.08            98.63           19,909.79
------------------------------------------------------------------------------------------------------------------
            589160896         20000509               17            14,350.67            86.31           13,429.51
------------------------------------------------------------------------------------------------------------------
            342463710         20000510                1            32,301.62           147.64           32,228.52
------------------------------------------------------------------------------------------------------------------
            133484262         20000514               17            39,896.76           135.44           39,145.70
------------------------------------------------------------------------------------------------------------------
            592942707         20000517               17            35,206.31           119.78           34,539.01
------------------------------------------------------------------------------------------------------------------
             80624665         20000518               17            41,534.36           142.25           40,730.83
------------------------------------------------------------------------------------------------------------------
            489401056         20000519               17            34,730.48           116.05           34,108.73
------------------------------------------------------------------------------------------------------------------
            591208419         20000520               17            37,988.60           128.27           37,285.45
------------------------------------------------------------------------------------------------------------------
            589222409         20000521               17            45,481.03           166.45           44,416.12
------------------------------------------------------------------------------------------------------------------
             94383735         20000522               17            20,937.63            85.85           20,287.68
------------------------------------------------------------------------------------------------------------------
            261657937         20000524               17            17,656.13           114.41           16,380.43
------------------------------------------------------------------------------------------------------------------
            590685093         20000525               17            34,208.30           128.57           33,348.88
------------------------------------------------------------------------------------------------------------------
            590567020         20000526                6            32,750.88           117.07           32,500.49
------------------------------------------------------------------------------------------------------------------
            589097362         20000527               17            30,442.90           104.61           29,847.88
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 49


------------------------------------------------------------------------------------------------------------------
            316383816         20000528               17            14,833.36            55.83           14,459.32
------------------------------------------------------------------------------------------------------------------
            369901381         20000529               17            34,014.41           128.97           33,140.32
------------------------------------------------------------------------------------------------------------------
            591034728         20000530               17            32,202.56           121.20           31,390.61
------------------------------------------------------------------------------------------------------------------
            125527275         20000531               17            38,951.87           162.95           37,686.63
------------------------------------------------------------------------------------------------------------------
            266882601         20000532               17            17,390.99           118.20           16,039.06
------------------------------------------------------------------------------------------------------------------
            400968988         20000533               17            17,010.94           115.59           15,689.04
------------------------------------------------------------------------------------------------------------------
            594337990         20000534               17            18,057.28           119.52           16,709.13
------------------------------------------------------------------------------------------------------------------
            408045384         20000535               17            39,724.56           132.73           39,013.54
------------------------------------------------------------------------------------------------------------------
            236299900         20000536               17            27,772.98            98.17           27,182.85
------------------------------------------------------------------------------------------------------------------
             41703194         20000538               17            34,435.94           120.41           33,726.93
------------------------------------------------------------------------------------------------------------------
            282582396         20000539               17            33,095.05           116.84           32,394.27
------------------------------------------------------------------------------------------------------------------
            263907193         20000540               17            20,864.46           141.78           19,243.00
------------------------------------------------------------------------------------------------------------------
             46326386         20000541               17            21,516.98           116.15           20,365.44
------------------------------------------------------------------------------------------------------------------
            592128918         20000542               17            35,293.97           133.03           34,400.71
------------------------------------------------------------------------------------------------------------------
             57467673         20000543               17            15,795.43           107.34           14,567.81
------------------------------------------------------------------------------------------------------------------
            267699662         20000544               17            19,222.19           130.64           17,728.02
------------------------------------------------------------------------------------------------------------------
            565352140         20000546               17            36,553.84           121.76           35,906.09
------------------------------------------------------------------------------------------------------------------
            589077460         20000547                1            34,782.26           115.98           34,746.55
------------------------------------------------------------------------------------------------------------------
            338562497         20000549               17            49,904.65           171.49           48,929.22
------------------------------------------------------------------------------------------------------------------
            262894123         20000550               17            33,533.62           151.89           32,243.39
------------------------------------------------------------------------------------------------------------------
            425334524         20000551               16            36,191.02           120.31           35,592.05
------------------------------------------------------------------------------------------------------------------
            591055357         20000751               16            42,390.00           140.07           41,702.25
------------------------------------------------------------------------------------------------------------------
            383862438         20000767               15            23,950.00            77.22           23,586.10
------------------------------------------------------------------------------------------------------------------
            265838313         20000816                9            40,390.00           133.46           40,024.38
------------------------------------------------------------------------------------------------------------------
            196563486         20000817                9            27,420.00            90.60           27,171.81
------------------------------------------------------------------------------------------------------------------
            590647110         20000818                9            31,350.00           103.59           31,066.19
------------------------------------------------------------------------------------------------------------------
            259042254         20000819                9            27,340.00            90.34           27,092.50
------------------------------------------------------------------------------------------------------------------
            259254741         20000820                9            18,010.00            59.51           17,846.97
------------------------------------------------------------------------------------------------------------------
            257479088         20000821                9            34,110.00           112.71           33,801.21
------------------------------------------------------------------------------------------------------------------
            464727142         20000822                9            27,450.00            90.70           27,201.54
------------------------------------------------------------------------------------------------------------------
            239577957         20000823                9            52,910.00           174.83           52,431.03
------------------------------------------------------------------------------------------------------------------
            257353006         20000824                9            27,470.00            90.77           27,221.32
------------------------------------------------------------------------------------------------------------------
            145706478         20000825                9            33,590.00           110.99           33,285.94
------------------------------------------------------------------------------------------------------------------
            254372458         20000839                6            30,750.00           101.61           30,565.05
------------------------------------------------------------------------------------------------------------------
            592050512         20000840                5            33,410.00           110.40           33,242.73
------------------------------------------------------------------------------------------------------------------
            590225065         20000841                6            48,750.00           161.08           48,456.84
------------------------------------------------------------------------------------------------------------------
            261958015         20001240                3            38,440.00           127.02           38,324.80
------------------------------------------------------------------------------------------------------------------
            256319221         20001241                3            40,100.00           132.50           39,979.84
------------------------------------------------------------------------------------------------------------------
            250558031         20001242                3            63,150.00           208.67           62,960.75
------------------------------------------------------------------------------------------------------------------
             79486593         20001243                3            25,960.00            85.78           25,882.21
------------------------------------------------------------------------------------------------------------------
            591346770         20001244                3            33,320.00           110.10           33,220.15
------------------------------------------------------------------------------------------------------------------
            589096857         20000565               16            27,886.58           182.23           25,967.58
------------------------------------------------------------------------------------------------------------------
            219502310         20000566               16            27,407.98           179.11           25,521.78
------------------------------------------------------------------------------------------------------------------
            262517951         20000567               16            40,656.16           246.34           38,173.18
------------------------------------------------------------------------------------------------------------------
            251410018         20000568               16            47,781.96           160.49           46,964.33
------------------------------------------------------------------------------------------------------------------
            594128644         20000569               16            31,112.64           108.15           30,520.85
------------------------------------------------------------------------------------------------------------------
            262916179         20000570               16            40,049.64           132.73           39,393.44
------------------------------------------------------------------------------------------------------------------
            593144453         20000571                8            38,220.33           128.24           37,897.42
------------------------------------------------------------------------------------------------------------------
            592900750         20000572               16            45,772.42           151.70           45,022.39
------------------------------------------------------------------------------------------------------------------
            265716490         20000573               16            24,503.06           160.12           22,816.90
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 50


------------------------------------------------------------------------------------------------------------------
            590206099         20000574               16            46,695.07           155.07           45,924.85
------------------------------------------------------------------------------------------------------------------
            552707831         20000575               16            19,909.00           130.09           18,539.09
------------------------------------------------------------------------------------------------------------------
            264494567         20000576               16            32,103.56           159.90           30,706.52
------------------------------------------------------------------------------------------------------------------
            589874984         20000577               16            46,509.94           157.05           45,700.52
------------------------------------------------------------------------------------------------------------------
            311701586         20000578               16            35,316.33           166.77           33,928.13
------------------------------------------------------------------------------------------------------------------
            312707335         20000579               16            27,636.82           180.59           25,735.13
------------------------------------------------------------------------------------------------------------------
            262112005         20000580               16            29,829.35           194.91           27,776.89
------------------------------------------------------------------------------------------------------------------
            592230173         20000581               16            40,333.41           140.20           39,566.26
------------------------------------------------------------------------------------------------------------------
            144501526         20000582                4            33,208.53           186.86           32,766.11
------------------------------------------------------------------------------------------------------------------
            118508527         20000583               16            32,175.04           115.45           31,504.31
------------------------------------------------------------------------------------------------------------------
            132668720         20000584               16            37,920.00           129.30           37,239.63
------------------------------------------------------------------------------------------------------------------
            295688171         20000585               16            28,346.28           151.15           26,950.52
------------------------------------------------------------------------------------------------------------------
             91603657         20000586               16            45,558.75           171.97           44,470.69
------------------------------------------------------------------------------------------------------------------
            265653537         20000587               16            22,691.75           148.28           21,130.28
------------------------------------------------------------------------------------------------------------------
            138527688         20000588                2               162.40           162.49                0.00
------------------------------------------------------------------------------------------------------------------
            264291831         20000589               16            22,745.85           148.64           21,180.56
------------------------------------------------------------------------------------------------------------------
            637726682         20000590               16            20,815.72           102.47           20,647.57
------------------------------------------------------------------------------------------------------------------
            637726682         20000590               16            20,815.72           102.47           20,815.72
------------------------------------------------------------------------------------------------------------------
            637726682         20000590               16            29,052.21           105.47           28,545.72
------------------------------------------------------------------------------------------------------------------
            135348972         20000592               16            23,627.83           100.56           22,878.40
------------------------------------------------------------------------------------------------------------------
            264199399         20000593               16            26,979.06           176.29           25,122.65
------------------------------------------------------------------------------------------------------------------
             28561520         20000595               16            45,283.24           154.92           44,462.42
------------------------------------------------------------------------------------------------------------------
            589168480         20000596               16            39,860.85           219.24           37,789.18
------------------------------------------------------------------------------------------------------------------
             40660284         20000597               16            47,950.44           166.00           47,049.42
------------------------------------------------------------------------------------------------------------------
            306763489         20000599               16            44,517.74           184.51           43,186.43
------------------------------------------------------------------------------------------------------------------
            315808735         20000600               16            43,869.98           149.42           43,085.60
------------------------------------------------------------------------------------------------------------------
            264377865         20000601               16            24,487.21           157.36           22,845.36
------------------------------------------------------------------------------------------------------------------
            593789944         20000602               16            33,984.95           151.60           32,793.71
------------------------------------------------------------------------------------------------------------------
            593010295         20000603               16            47,413.94           162.94           46,542.60
------------------------------------------------------------------------------------------------------------------
            593010295         20000603               16            50,512.60             0.00           50,512.60
------------------------------------------------------------------------------------------------------------------
            442825731         20000604               16            37,629.25           128.31           36,954.09
------------------------------------------------------------------------------------------------------------------
            261957056         20000605               16            48,628.96           252.49           46,345.40
------------------------------------------------------------------------------------------------------------------
            129389734         20000606               16            48,552.38           162.74           47,727.04
------------------------------------------------------------------------------------------------------------------
            155748862         20000607               16            64,472.70           219.84           63,315.90
------------------------------------------------------------------------------------------------------------------
            266773236         20000608               16            26,456.49           329.16           22,091.71
------------------------------------------------------------------------------------------------------------------
            555853561         20000610                1            52,742.24           176.78           52,687.17
------------------------------------------------------------------------------------------------------------------
            267550511         20000611               16            35,326.36           138.35           34,401.20
------------------------------------------------------------------------------------------------------------------
            109609629         20000612               16            45,776.37           155.24           44,968.84
------------------------------------------------------------------------------------------------------------------
            583399555         20000614               16            45,252.98           158.05           44,380.05
------------------------------------------------------------------------------------------------------------------
            589768755         20000615               16            28,111.16           133.72           26,990.29
------------------------------------------------------------------------------------------------------------------
            154621789         20000617               16            47,884.45           168.85           46,934.56
------------------------------------------------------------------------------------------------------------------
             53561522         20000619               16            41,251.00           144.07           40,455.32
------------------------------------------------------------------------------------------------------------------
             53588669         20000620               16            17,075.90           124.55           15,689.77
------------------------------------------------------------------------------------------------------------------
            590329665         20000621               16            64,009.27           244.89           62,427.27
------------------------------------------------------------------------------------------------------------------
            264774970         20000622               16            21,522.27           138.30           20,079.34
------------------------------------------------------------------------------------------------------------------
            117341572         20000623               16            34,596.75           223.25           32,262.04
------------------------------------------------------------------------------------------------------------------
            478726133         20000624               16            31,412.29           201.86           29,306.15
------------------------------------------------------------------------------------------------------------------
            261270948         20000625               16            52,060.42           210.09           50,596.05
------------------------------------------------------------------------------------------------------------------
             48507864         20000627               16            52,064.11           210.47           50,593.69
------------------------------------------------------------------------------------------------------------------
            262686277         20000628               16            40,468.60           161.11           39,366.12
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 51


------------------------------------------------------------------------------------------------------------------
            282829760         20000629               16            32,976.18           116.00           32,326.60
------------------------------------------------------------------------------------------------------------------
            354344159         20000630               16            37,580.82           143.77           36,652.14
------------------------------------------------------------------------------------------------------------------
            262797780         20000631               16            34,756.34           143.77           33,721.52
------------------------------------------------------------------------------------------------------------------
            113440647         20000632               16            24,708.47           327.46           20,305.70
------------------------------------------------------------------------------------------------------------------
             48509428         20000633               16            23,038.16           148.07           21,493.14
------------------------------------------------------------------------------------------------------------------
            226177430         20000636               16            35,574.61             0.30           35,466.45
------------------------------------------------------------------------------------------------------------------
            226177430         20000636               16            24,013.85           122.93           22,984.61
------------------------------------------------------------------------------------------------------------------
             91448595         20000637               16            27,107.47           138.76           25,866.89
------------------------------------------------------------------------------------------------------------------
            309862752         20000638               16            52,980.76           175.59           52,112.61
------------------------------------------------------------------------------------------------------------------
            591335132         20000639               16            35,421.60           124.00           34,733.67
------------------------------------------------------------------------------------------------------------------
            291545984         20000640                3            39,106.74           131.21           38,983.57
------------------------------------------------------------------------------------------------------------------
            397465414         20000641                1            39,468.22           150.31           39,408.99
------------------------------------------------------------------------------------------------------------------
            233765322         20000643               16            34,369.40           224.58           32,004.48
------------------------------------------------------------------------------------------------------------------
             43625261         20000644               16            41,441.67           242.12           39,056.90
------------------------------------------------------------------------------------------------------------------
            262591585         20000645                8            41,854.35           140.43           41,500.76
------------------------------------------------------------------------------------------------------------------
            216923363         20000646               16            48,338.22           170.45           47,379.34
------------------------------------------------------------------------------------------------------------------
            265210478         20000647               16            29,132.05           182.73           27,251.68
------------------------------------------------------------------------------------------------------------------
             40561216         20000648               16            33,795.34           167.88           32,331.95
------------------------------------------------------------------------------------------------------------------
            490568865         20000649               16            47,754.39           164.29           46,873.86
------------------------------------------------------------------------------------------------------------------
            587966829         20000650               16            44,620.35           291.56           41,550.12
------------------------------------------------------------------------------------------------------------------
            315784041         20000651                5            46,384.46           155.63           46,140.39
------------------------------------------------------------------------------------------------------------------
            595364210         20000655               16            45,467.36           183.49           44,188.33
------------------------------------------------------------------------------------------------------------------
            595364210         20000655               16            53,568.33           221.72           53,568.33
------------------------------------------------------------------------------------------------------------------
            267693442         20000656               16            56,796.52           216.96           55,398.21
------------------------------------------------------------------------------------------------------------------
            352381687         20000657               16            23,191.34           149.02           21,636.60
------------------------------------------------------------------------------------------------------------------
            583157221         20000658               16            35,967.98           232.09           33,540.86
------------------------------------------------------------------------------------------------------------------
            267835663         20000659               16            20,755.58           236.90           17,678.65
------------------------------------------------------------------------------------------------------------------
            265534102         20000660               16            22,956.49           147.54           21,417.01
------------------------------------------------------------------------------------------------------------------
            263692620         20000661               16            25,373.28           163.07           23,671.76
------------------------------------------------------------------------------------------------------------------
             92561465         20000662               16            58,878.02           200.54           57,825.22
------------------------------------------------------------------------------------------------------------------
             80667469         20000663               16            60,029.98           198.75           59,049.60
------------------------------------------------------------------------------------------------------------------
            265375170         20000666               16            40,869.69           262.65           38,129.20
------------------------------------------------------------------------------------------------------------------
            265933343         20000667               16            47,945.13           161.49           47,945.13
------------------------------------------------------------------------------------------------------------------
            265933343         20000667               16            47,945.13           161.49           47,891.56
------------------------------------------------------------------------------------------------------------------
            265933343         20000667               16            49,891.56             3.88           49,779.58
------------------------------------------------------------------------------------------------------------------
            265933343         20000667               16            54,056.79           182.53           53,295.13
------------------------------------------------------------------------------------------------------------------
            261821126         20000668               13            24,253.55           155.87           22,936.71
------------------------------------------------------------------------------------------------------------------
            261804898         20000669               16            31,408.99           201.84           29,303.03
------------------------------------------------------------------------------------------------------------------
            587563933         20000670               16            29,099.03           117.44           28,280.34
------------------------------------------------------------------------------------------------------------------
            261270685         20000671               16            39,256.75             0.99           39,256.75
------------------------------------------------------------------------------------------------------------------
            261270685         20000671               16            39,256.75             0.99           39,080.58
------------------------------------------------------------------------------------------------------------------
            261270685         20000671               16            34,060.58             1.04           33,754.53
------------------------------------------------------------------------------------------------------------------
            261270685         20000671               16            32,564.79           209.28           30,796.75
------------------------------------------------------------------------------------------------------------------
            583290180         20000672               16            50,640.43           206.16           49,186.68
------------------------------------------------------------------------------------------------------------------
             66561052         20000673               16            28,120.67           144.76           26,820.43
------------------------------------------------------------------------------------------------------------------
            582297909         20000674               16            36,595.53           142.18           35,655.72
------------------------------------------------------------------------------------------------------------------
            112529493         20000679               16            29,076.71           155.11           28,794.12
------------------------------------------------------------------------------------------------------------------
            112529493         20000679               16            29,158.73           132.70           29,076.71
------------------------------------------------------------------------------------------------------------------
            112529493         20000679               16            33,979.89           208.23           32,268.73
------------------------------------------------------------------------------------------------------------------
            112529493         20000679               16            29,158.73           132.70           29,158.73
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 52


------------------------------------------------------------------------------------------------------------------
            266839840         20000680               16            38,843.49           196.64           37,101.52
------------------------------------------------------------------------------------------------------------------
            122543658         20000681               16            11,484.89           147.39            9,516.85
------------------------------------------------------------------------------------------------------------------
            257722913         20000682               16            22,001.55           141.40           20,526.13
------------------------------------------------------------------------------------------------------------------
            265776717         20000683               16            20,910.27           134.37           19,508.34
------------------------------------------------------------------------------------------------------------------
            263234332         20000684               16            23,444.53           150.68           21,872.27
------------------------------------------------------------------------------------------------------------------
            261715721         20000685               16            26,334.09           135.95           25,110.18
------------------------------------------------------------------------------------------------------------------
            263415013         20000686               16            34,561.55           142.46           33,540.76
------------------------------------------------------------------------------------------------------------------
            590539083         20000688               16            46,507.60           163.60           45,591.47
------------------------------------------------------------------------------------------------------------------
            592618093         20000689               16            56,823.61           190.46           55,857.76
------------------------------------------------------------------------------------------------------------------
            547133446         20000690               16            18,329.65           117.80           17,100.50
------------------------------------------------------------------------------------------------------------------
            593360262         20000691               16            22,224.01           106.76           21,320.88
------------------------------------------------------------------------------------------------------------------
            264956926         20000692               16            27,891.62           130.46           26,815.61
------------------------------------------------------------------------------------------------------------------
            592530675         20000696               16            57,905.56           195.32           56,901.24
------------------------------------------------------------------------------------------------------------------
             44500038         20000697               16            29,716.90           159.42           28,237.99
------------------------------------------------------------------------------------------------------------------
            594379992         20000698               16            20,378.81           104.91           19,436.49
------------------------------------------------------------------------------------------------------------------
            594379992         20000698               16            19,436.49           210.06           19,436.49
------------------------------------------------------------------------------------------------------------------
            593519517         20000699               16            52,576.17           184.94           51,540.62
------------------------------------------------------------------------------------------------------------------
            591209744         20000700               16            19,014.36           158.14           17,154.20
------------------------------------------------------------------------------------------------------------------
            594791342         20000701               16            50,069.62           173.64           49,123.85
------------------------------------------------------------------------------------------------------------------
            264953660         20000702               16            21,720.59           139.57           20,264.43
------------------------------------------------------------------------------------------------------------------
             44747097         20000703               16            33,958.19           148.33           32,819.16
------------------------------------------------------------------------------------------------------------------
            589859279         20000707               16            46,512.05           157.05           45,702.72
------------------------------------------------------------------------------------------------------------------
            591017363         20000708               16            27,461.48           122.50           26,498.87
------------------------------------------------------------------------------------------------------------------
            267873151         20000709               16            20,759.54           133.39           19,367.88
------------------------------------------------------------------------------------------------------------------
            584722269         20000710               16            38,333.42           153.12           37,280.78
------------------------------------------------------------------------------------------------------------------
            262350344         20000713               16            18,779.32           120.67           17,520.35
------------------------------------------------------------------------------------------------------------------
            509764251         20000714               16            21,337.46           137.13           19,906.63
------------------------------------------------------------------------------------------------------------------
            595867819         20000715               16            51,232.09           177.67           50,264.38
------------------------------------------------------------------------------------------------------------------
            595867819         20000715               16            60,994.38           215.60           60,994.38
------------------------------------------------------------------------------------------------------------------
            266253207         20000716               16            22,498.17           177.67           20,450.95
------------------------------------------------------------------------------------------------------------------
            264191790         20000717               16            22,023.65           141.52           20,547.10
------------------------------------------------------------------------------------------------------------------
            151648983         20000720               16            45,176.49           155.07           44,349.22
------------------------------------------------------------------------------------------------------------------
             62546390         20000721               16            45,392.37           179.23           44,179.88
------------------------------------------------------------------------------------------------------------------
            247219886         20000722               16            20,261.61           130.20           18,903.17
------------------------------------------------------------------------------------------------------------------
            589220547         20000723               16            28,769.13           185.64           26,827.77
------------------------------------------------------------------------------------------------------------------
             95405187         20000724               16             7,656.42           115.54            6,063.10
------------------------------------------------------------------------------------------------------------------
            590619507         20000725               16            43,619.29           150.58           42,806.60
------------------------------------------------------------------------------------------------------------------
            606685259         20000727               16            45,198.71           156.03           44,356.65
------------------------------------------------------------------------------------------------------------------
            265517011         20000728               16            21,966.54           141.17           20,493.54
------------------------------------------------------------------------------------------------------------------
             36406131         20000729               11            37,338.00           130.87           36,840.52
------------------------------------------------------------------------------------------------------------------
            590514956         20000730               16            47,859.63           170.44           46,882.95
------------------------------------------------------------------------------------------------------------------
            530718693         20000731                8            48,927.09           163.99           48,515.13
------------------------------------------------------------------------------------------------------------------
            592479643         20000732               16            42,166.05           147.44           41,349.88
------------------------------------------------------------------------------------------------------------------
            343348038         20000733               16            63,545.71           229.50           62,196.82
------------------------------------------------------------------------------------------------------------------
             73640152         20000734               16            75,132.81           256.18           73,784.89
------------------------------------------------------------------------------------------------------------------
            260087808         20000735                2            45,924.84           155.07           45,826.55
------------------------------------------------------------------------------------------------------------------
             93308791         20000736               16            36,257.89           196.31           34,424.16
------------------------------------------------------------------------------------------------------------------
            195582622         20000737               16            37,533.68           150.18           36,498.85
------------------------------------------------------------------------------------------------------------------
            390468708         20000738               10            14,150.91           123.67           13,231.27
------------------------------------------------------------------------------------------------------------------
            147600026         20000739               16            22,023.12            81.71           21,520.28
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 53


------------------------------------------------------------------------------------------------------------------
            261040846         20000740               16            25,828.95            86.57           25,389.98
------------------------------------------------------------------------------------------------------------------
            568525576         20000741               16            23,604.55           154.23           21,980.50
------------------------------------------------------------------------------------------------------------------
            262479663         20000774               11            46,930.00           155.07           46,409.56
------------------------------------------------------------------------------------------------------------------
            279682990         20000775                7            39,710.00           131.21           39,431.08
------------------------------------------------------------------------------------------------------------------
            262650990         20000780               13            51,830.00           171.26           51,149.16
------------------------------------------------------------------------------------------------------------------
            592589221         20000831                2            42,500.00           140.43           42,415.20
------------------------------------------------------------------------------------------------------------------
             97748942         20000832                8            51,740.00           170.96           51,481.00
------------------------------------------------------------------------------------------------------------------
             97748942         20000832                8            59,211.00           192.64           59,030.58
------------------------------------------------------------------------------------------------------------------
             97748942         20000832                8            59,211.00           192.64           59,211.00
------------------------------------------------------------------------------------------------------------------
            261579011         20000845                5            42,410.00           140.14           42,197.67
------------------------------------------------------------------------------------------------------------------
            262599968         20001017                4            43,580.00           144.00           43,405.68
------------------------------------------------------------------------------------------------------------------
            309622215         20001210                4            43,870.00           144.96           43,694.52
------------------------------------------------------------------------------------------------------------------
                              20000105               34            16,307.35           100.32           14,092.79
------------------------------------------------------------------------------------------------------------------
                              20000107               20            17,678.18            98.12           15,915.53
------------------------------------------------------------------------------------------------------------------
                              20000108               34            18,720.15           115.15           16,178.37
------------------------------------------------------------------------------------------------------------------
                              20000112               34            29,021.97            96.09           27,993.40
------------------------------------------------------------------------------------------------------------------
                              20000113               34            28,507.89            96.06           27,438.48
------------------------------------------------------------------------------------------------------------------
                              20000115               34            35,118.96           116.51           33,866.06
------------------------------------------------------------------------------------------------------------------
                              20000116               34            33,018.86           117.15           31,572.15
------------------------------------------------------------------------------------------------------------------
                              20000118               34            50,137.71           184.74           47,698.82
------------------------------------------------------------------------------------------------------------------
                              20000119               34            18,913.62           119.59           16,230.79
------------------------------------------------------------------------------------------------------------------
                              20000120               34            39,599.91           136.24           38,015.26
------------------------------------------------------------------------------------------------------------------
                              20000121               34            21,316.66            71.90           20,514.47
------------------------------------------------------------------------------------------------------------------
                              20000122               34            32,208.86           109.70           30,959.27
------------------------------------------------------------------------------------------------------------------
                              20000123               34            37,901.57           141.03           36,009.30
------------------------------------------------------------------------------------------------------------------
                              20000124               34            36,721.02           136.63           34,887.95
------------------------------------------------------------------------------------------------------------------
                              20000125               34            26,861.82            93.05           25,764.52
------------------------------------------------------------------------------------------------------------------
                              20000126               34            54,077.86           182.99           52,022.06
------------------------------------------------------------------------------------------------------------------
                              20000127               34            23,359.80            78.54           22,489.61
------------------------------------------------------------------------------------------------------------------
                              20000128               34            36,090.41           126.95           34,547.88
------------------------------------------------------------------------------------------------------------------
                              20000129               34            32,764.49           108.48           31,603.31
------------------------------------------------------------------------------------------------------------------
                              20000131               34            34,078.45           118.46           32,671.82
------------------------------------------------------------------------------------------------------------------
            582593039         20000132               26            38,290.00           126.52           37,268.73
------------------------------------------------------------------------------------------------------------------
                              20000134               34            45,851.09           171.82           43,519.20
------------------------------------------------------------------------------------------------------------------
                              20000139               15            19,592.89            47.71           18,273.66
------------------------------------------------------------------------------------------------------------------
                              20000140                2            28,619.22            24.95           28,499.17
------------------------------------------------------------------------------------------------------------------
                              20000141               32            40,798.86           141.49           39,228.56
------------------------------------------------------------------------------------------------------------------
             63604226         20000143               16            40,420.00           133.56           39,764.20
------------------------------------------------------------------------------------------------------------------
                              20000144               34            43,606.67           148.69           41,908.89
------------------------------------------------------------------------------------------------------------------
                              20000146               34            15,721.52            96.34           13,599.76
------------------------------------------------------------------------------------------------------------------
                              20000148               34            31,672.36           118.18           30,079.48
------------------------------------------------------------------------------------------------------------------
                              20000149               34            72,364.85           244.09           69,641.35
------------------------------------------------------------------------------------------------------------------
                              20000150               13            27,243.61            41.97           26,847.11
------------------------------------------------------------------------------------------------------------------
            220382907         20000153               27            41,540.00           137.26           40,388.09
------------------------------------------------------------------------------------------------------------------
                              20000154               34            48,243.42           169.91           46,174.02
------------------------------------------------------------------------------------------------------------------
                              20000156               34            24,139.76           152.02           20,737.33
------------------------------------------------------------------------------------------------------------------
                              20000157               34            36,177.17           128.35           34,592.24
------------------------------------------------------------------------------------------------------------------
                              20000159               34            39,254.52           200.94           35,356.08
------------------------------------------------------------------------------------------------------------------
                              20000160               34            15,621.58            71.23           14,378.77
------------------------------------------------------------------------------------------------------------------
                              20000161               34            43,238.30           145.53           41,622.12
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 54


------------------------------------------------------------------------------------------------------------------
                              20000162               34            20,714.53           106.34           18,646.57
------------------------------------------------------------------------------------------------------------------
                              20000164               34            28,953.19           177.43           25,045.48
------------------------------------------------------------------------------------------------------------------
                              20000165               34            24,354.11            87.17           23,260.11
------------------------------------------------------------------------------------------------------------------
                              20000166               34            36,422.96           123.25           35,038.24
------------------------------------------------------------------------------------------------------------------
                              20000167               34            24,629.15           150.35           21,325.61
------------------------------------------------------------------------------------------------------------------
                              20000168               34            65,075.49           227.01           62,361.07
------------------------------------------------------------------------------------------------------------------
                              20000169               34            21,588.19           132.80           18,656.69
------------------------------------------------------------------------------------------------------------------
                              20000170               34            21,361.20            99.21           19,597.86
------------------------------------------------------------------------------------------------------------------
                              20000171               34            53,944.60           189.07           51,663.09
------------------------------------------------------------------------------------------------------------------
                              20000173               34            37,210.63           130.42           35,636.85
------------------------------------------------------------------------------------------------------------------
                              20000174               34            40,439.68           181.97           37,308.05
------------------------------------------------------------------------------------------------------------------
                              20000176               34             6,349.58            39.99            5,454.48
------------------------------------------------------------------------------------------------------------------
                              20000179               34            36,320.15           190.24           32,560.48
------------------------------------------------------------------------------------------------------------------
                              20000180               34            24,184.12           116.48           22,040.82
------------------------------------------------------------------------------------------------------------------
            452810435         20000181               17            42,120.00           139.18           41,393.00
------------------------------------------------------------------------------------------------------------------
                              20000184               34            42,921.31           149.90           41,124.88
------------------------------------------------------------------------------------------------------------------
                              20000186               34            31,022.27           103.13           29,908.06
------------------------------------------------------------------------------------------------------------------
                              20000188               34            40,387.79           133.99           38,946.88
------------------------------------------------------------------------------------------------------------------
                              20000189               32            28,934.92            96.19           27,959.14
------------------------------------------------------------------------------------------------------------------
                              20000190               34            35,752.26           125.76           34,224.21
------------------------------------------------------------------------------------------------------------------
                              20000191               34            32,148.16           118.29           30,590.17
------------------------------------------------------------------------------------------------------------------
            583187409         20000193               18            39,400.00           130.19           38,679.16
------------------------------------------------------------------------------------------------------------------
                              20000196               34            18,579.97           115.63           16,009.81
------------------------------------------------------------------------------------------------------------------
                              20000197               34            26,089.55           161.74           22,502.71
------------------------------------------------------------------------------------------------------------------
                              20000198               34            44,729.38           148.69           43,123.13
------------------------------------------------------------------------------------------------------------------
                              20000199               34            33,626.86           112.71           32,386.55
------------------------------------------------------------------------------------------------------------------
                              20000200               34            32,912.32           117.80           31,433.95
------------------------------------------------------------------------------------------------------------------
                              20000201               34            12,632.15            78.31           10,895.50
------------------------------------------------------------------------------------------------------------------
                              20000202               15            19,094.20           110.57           18,077.43
------------------------------------------------------------------------------------------------------------------
                              20000206               16            27,962.12            80.96           26,798.98
------------------------------------------------------------------------------------------------------------------
                              20000207               34             4,173.36            63.78            2,260.45
------------------------------------------------------------------------------------------------------------------
                              20000208                2            30,146.08            70.49           30,077.64
------------------------------------------------------------------------------------------------------------------
                              20000210               34            30,978.19           104.49           29,812.34
------------------------------------------------------------------------------------------------------------------
                              20000211               34            38,549.35           136.10           36,884.01
------------------------------------------------------------------------------------------------------------------
                              20000212               34            26,132.72           122.23           23,945.13
------------------------------------------------------------------------------------------------------------------
                              20000214               34            36,487.46           226.20           31,471.13
------------------------------------------------------------------------------------------------------------------
                              20000215               34            12,641.44            76.59           10,966.29
------------------------------------------------------------------------------------------------------------------
                              20000217               34            19,309.37           118.32           16,703.64
------------------------------------------------------------------------------------------------------------------
                              20000218               34            33,753.94           129.33           31,936.86
------------------------------------------------------------------------------------------------------------------
                              20000219               34            19,967.42           122.82           17,256.36
------------------------------------------------------------------------------------------------------------------
                              20000220               10            35,240.01            70.24           34,754.22
------------------------------------------------------------------------------------------------------------------
            299448833         20000221                4            38,190.81            24.46           38,029.78
------------------------------------------------------------------------------------------------------------------
                              20000222               34            26,779.39           121.04           24,686.58
------------------------------------------------------------------------------------------------------------------
                              20000223               34            26,743.85           167.10           23,020.98
------------------------------------------------------------------------------------------------------------------
                              20000224               34            31,561.64           193.41           27,302.08
------------------------------------------------------------------------------------------------------------------
                              20000225               34            28,603.31           127.05           26,446.89
------------------------------------------------------------------------------------------------------------------
                              20000228               34            33,432.02           169.25           30,178.44
------------------------------------------------------------------------------------------------------------------
                              20000229               10            12,726.74            27.22           12,146.94
------------------------------------------------------------------------------------------------------------------
                              20000230               34            35,174.61           117.90           33,877.11
------------------------------------------------------------------------------------------------------------------
                              20000232               34            29,510.67           178.14           25,623.34
------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 55


------------------------------------------------------------------------------------------------------------------
                              20000233               34            30,239.35           107.69           28,900.23
------------------------------------------------------------------------------------------------------------------
                              20000234               34            17,535.46           107.88           15,153.97
------------------------------------------------------------------------------------------------------------------
                              20000235               34            19,173.01           117.50           16,585.16
------------------------------------------------------------------------------------------------------------------
                              20000236               34            30,639.75           102.70           29,509.57
------------------------------------------------------------------------------------------------------------------
                              20000237               34            25,500.34            87.73           24,479.95
------------------------------------------------------------------------------------------------------------------
                              20000239               34            40,686.76           150.33           38,692.99
------------------------------------------------------------------------------------------------------------------
                              20000240               34            28,128.58           173.04           24,308.75
------------------------------------------------------------------------------------------------------------------
                              20000242               34            17,086.74           105.11           14,766.49
------------------------------------------------------------------------------------------------------------------
                              20000244               34            26,879.65            98.37           25,595.87
------------------------------------------------------------------------------------------------------------------
                              20000245               34            35,588.61           119.29           34,275.75
------------------------------------------------------------------------------------------------------------------
                              20000246               34            31,389.42           176.04           27,729.47
------------------------------------------------------------------------------------------------------------------
                              20000248                2            18,930.98           115.91           18,747.15
------------------------------------------------------------------------------------------------------------------
                              20000249                2            16,324.57            41.89           16,167.73
------------------------------------------------------------------------------------------------------------------
                              20000250               34            40,437.44           138.65           38,835.99
------------------------------------------------------------------------------------------------------------------
                              20000251                2            34,354.20            86.08           34,241.63
------------------------------------------------------------------------------------------------------------------
             99387820         20000252               12            44,281.00           150.75           43,690.79
------------------------------------------------------------------------------------------------------------------
                              20000253               13            44,374.63           150.95           43,734.71
------------------------------------------------------------------------------------------------------------------
                              20000255               34            28,450.37            98.67           27,284.07
------------------------------------------------------------------------------------------------------------------
                              20000256               34            16,025.44            99.74           13,808.35
------------------------------------------------------------------------------------------------------------------
                              20000258               34            23,230.81            77.78           22,376.95
------------------------------------------------------------------------------------------------------------------
                              20000259               34            52,416.41           184.38           50,175.99
------------------------------------------------------------------------------------------------------------------
                              20000264               34            32,839.34           132.29           30,843.13
------------------------------------------------------------------------------------------------------------------
                              20000267               34            38,959.97           135.91           37,334.86
------------------------------------------------------------------------------------------------------------------
                              20000268               34            28,632.00            98.17           27,498.15
------------------------------------------------------------------------------------------------------------------
                              20000280               34            31,827.25           109.74           30,545.16
------------------------------------------------------------------------------------------------------------------
                              20000281               34            16,672.34            99.16           14,528.48
------------------------------------------------------------------------------------------------------------------
                              20000282               15            49,090.52             6.18           48,078.83
------------------------------------------------------------------------------------------------------------------
             44568122         20000283               24            31,200.00           103.09           30,433.70
------------------------------------------------------------------------------------------------------------------
                              20000284               34            55,770.74           194.55           53,444.56
------------------------------------------------------------------------------------------------------------------
                              20000285               15            24,653.51            60.17           24,601.73
------------------------------------------------------------------------------------------------------------------
                              20000287                5            25,889.33            15.43           25,685.86
------------------------------------------------------------------------------------------------------------------
             25326218         20000288               15            29,212.25            95.89           28,612.11
------------------------------------------------------------------------------------------------------------------
                              20000300                4            30,612.89            72.28           30,475.01
------------------------------------------------------------------------------------------------------------------
                              20000302               33            30,880.00           102.04           29,825.93
------------------------------------------------------------------------------------------------------------------
             589896458         20000308               31            33,620.00           111.09           32,544.58
-------------------------------------------------------------------------------------------------------------------
             264677228         20000316               29            34,560.00           114.20           33,528.09
-------------------------------------------------------------------------------------------------------------------
              93480368         20000317               30            53,670.00           177.34           52,010.54
-------------------------------------------------------------------------------------------------------------------
             591302541         20000325               28            39,490.00           130.49           38,352.91
-------------------------------------------------------------------------------------------------------------------
              14682686         20000328               28            28,310.00            93.54           27,495.06
-------------------------------------------------------------------------------------------------------------------
             584162800         20000342               25            26,200.00            86.57           25,528.90
-------------------------------------------------------------------------------------------------------------------
               9402991         20000355               24            43,370.00           143.31           42,304.59
-------------------------------------------------------------------------------------------------------------------
             590127047         20000377               19            28,780.00            95.10           28,223.53
-------------------------------------------------------------------------------------------------------------------
                938227         20000379               19            30,560.00           100.98           29,969.13
-------------------------------------------------------------------------------------------------------------------
              73640923         20000383               16            22,703.14            73.32           22,334.76
-------------------------------------------------------------------------------------------------------------------
                               20000390                9            26,050.00            86.08           25,814.16
-------------------------------------------------------------------------------------------------------------------
                               20000391                9            45,970.00           151.90           45,553.83
-------------------------------------------------------------------------------------------------------------------
             279703331         20000395               19            46,700.00           154.31           45,797.09
-------------------------------------------------------------------------------------------------------------------
                               20000396                9            38,620.00           127.61           38,270.42
-------------------------------------------------------------------------------------------------------------------
             264830145         20000559               12            21,840.00            72.17           21,575.44
-------------------------------------------------------------------------------------------------------------------
             593308759         20000756               14            45,020.00           148.76           44,382.35
-------------------------------------------------------------------------------------------------------------------

                                                           Attachment to Annex C
                                                                         Page 56


-------------------------------------------------------------------------------------------------------------------
             379647388         20000757               14            38,170.00           126.13           37,629.32
-------------------------------------------------------------------------------------------------------------------
             400271390         20000760               15            38,200.00           126.22           37,619.71
-------------------------------------------------------------------------------------------------------------------
             593379643         20000768                6            30,240.00            99.92           30,058.16
-------------------------------------------------------------------------------------------------------------------
             352447124         20000773               12            33,320.00           110.10           32,916.41
-------------------------------------------------------------------------------------------------------------------
             259061723         20000783               10            42,660.00           140.96           42,230.42
-------------------------------------------------------------------------------------------------------------------
             581336965         20000784               10            27,910.00            92.22           27,628.97
-------------------------------------------------------------------------------------------------------------------
             263295469         20000790               12            27,060.00            89.41           26,732.29
-------------------------------------------------------------------------------------------------------------------
             584863539         20000791               11            33,230.00           109.80           32,861.50
-------------------------------------------------------------------------------------------------------------------
             173448819         20000792               10            35,960.00           118.82           35,597.90
-------------------------------------------------------------------------------------------------------------------
             261715302         20000802                9            35,410.00           117.01           35,089.40
-------------------------------------------------------------------------------------------------------------------
             595185579         20000805                9            41,430.00           136.90           41,054.93
-------------------------------------------------------------------------------------------------------------------
             283602886         20000828                4            42,170.00           139.34           42,001.32
-------------------------------------------------------------------------------------------------------------------
             590032835         20001018                4            31,080.00           102.70           30,955.66
-------------------------------------------------------------------------------------------------------------------
             590883186         20001019                3            41,820.00           138.19           41,694.67
-------------------------------------------------------------------------------------------------------------------
             263658949         20001205                0            27,500.00            90.87           27,500.00
-------------------------------------------------------------------------------------------------------------------
             222466501         20001206                3            39,970.00           132.07           39,850.23
-------------------------------------------------------------------------------------------------------------------
             386704702         20001235                2            24,620.00            81.35           24,570.88
-------------------------------------------------------------------------------------------------------------------
             589018471         20001245                1            47,860.00           158.14           47,812.31
-------------------------------------------------------------------------------------------------------------------
             434594517         20001250                1            43,060.00           142.28           43,017.09
-------------------------------------------------------------------------------------------------------------------
             590289833         20001255                0            20,440.00            67.54           20,440.00
-------------------------------------------------------------------------------------------------------------------
             177603440         20001259                0            49,430.00           163.33           49,430.00
-------------------------------------------------------------------------------------------------------------------
             264359461         20001265                0            31,440.00           103.89           31,440.00
-------------------------------------------------------------------------------------------------------------------
             261478139         20001266                0            28,250.00            93.35           28,250.00
-------------------------------------------------------------------------------------------------------------------
             580174594         20001267                0            28,640.00            94.64           28,640.00
-------------------------------------------------------------------------------------------------------------------
             300660898         20001275                0            23,850.00            78.81           23,850.00
-------------------------------------------------------------------------------------------------------------------
             392943743         20001276                0            54,640.00           180.55           54,640.00
-------------------------------------------------------------------------------------------------------------------
             263615335         20001282                0            32,480.00           107.32           32,480.00
-------------------------------------------------------------------------------------------------------------------
             593038019         20001300                0            36,080.00           119.22           36,080.00
-------------------------------------------------------------------------------------------------------------------

                                     ANNEX D
                                       to
                          PLEDGE AND SECURITY AGREEMENT
                   LIST OF LIMITED LIABILITY COMPANY INTERESTS

1.       Flowers Foods, Inc.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
  Flowers Bakeries, LLC        N/A                N/A               N/A                    100%                     (iv)
     Mrs. Smith's              N/A                N/A               N/A                    100%                     (iv)
    Bakeries, LLC
 Flowers Finance, LLC          N/A                N/A               N/A                    100%                     (iv)

2.       Flowers Bakeries Brands, Inc.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

3.       Flowers Bakeries, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 Flowers Baking Co. of         N/A                N/A                N/A                    100%                     (iv)
     Florida, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
   Thomasville, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
   Villa Rica, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
     Opelika, LLC
 Hardin's Bakery, LLC          N/A                N/A                N/A                    100%                     (iv)
 Home Baking Company,          N/A                N/A                N/A                    100%                     (iv)
         LLC
  Huval Bakery, LLC            N/A                N/A                N/A                    100%                     (iv)
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
    Jamestown, LLC
   Franklin Baking             N/A                N/A                N/A                    100%                     (iv)
     Company, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
    Lynchburg, LLC

                                                                         ANNEX D
                                                                          Page 2

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------

Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
     Norfolk, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
   Morristown, LLC
 Schott's Bakery, LLC          N/A                N/A                N/A                    100%                     (iv)
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
  West Virginia, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
      Texas, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
    Texarkana, LLC
    Holsum Baking              N/A                N/A                N/A                    100%                     (iv)
     Company, LLC
    Shipley Baking             N/A                N/A                N/A                    100%                     (iv)
     Company, LLC
    Storck Baking              N/A                N/A                N/A                    100%                     (iv)
     Company, LLC
Bailey Street Bakery,          N/A                N/A                N/A                    100%                     (iv)
         LLC
   Table Pride, LLC            N/A                N/A                N/A                    100%                     (iv)
 Flowers Baking Co.of          N/A                N/A                N/A                    100%                     (iv)
     Memphis, LLC
 Hampton Roads Baking          N/A                N/A                N/A                    100%                     (iv)
     Company, LLC

4.       Mrs. Smith's Bakeries, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 European Bakers, LLC          N/A                N/A                N/A                    100%                     (iv)
 Aunt Fanny's Bakery,          N/A                N/A                N/A                    100%                     (iv)
         LLC
  Dan-Co Bakery, LLC           N/A                N/A                N/A                    100%                     (iv)

                                                                         ANNEX D
                                                                          Page 3

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
Mrs. Smith's Bakeries          N/A                N/A                N/A                    100%                     (iv)
 Sales Support Group,
         LLC
Mrs. Smith's Bakeries          N/A                N/A                N/A                    100%                     (iv)
 Frozen Distributors,
         LLC
Mrs. Smith's Bakeries          N/A                N/A                N/A                    100%                     (iv)
 of Pennsylvania, LLC
  Flowers Specialty            N/A                N/A                N/A                    100%                     (iv)
 Foods of Montgomery,
         LLC
    Flowers Baking             N/A                N/A                N/A                    100%                     (iv)
 Company of Fountain
      Inn, LLC.
 Mrs. Smith's Bakery           N/A                N/A                N/A                    100%                     (iv)
    of London, LLC
 Mrs. Smith's Bakery           N/A                N/A                N/A                    100%                     (iv)
   of Stilwell, LLC
 Mrs. Smith's Bakery           N/A                N/A                N/A                    100%                     (iv)
 of Spartanburg, LLC
 Mrs. Smith's Bakery           N/A                N/A                N/A                    100%                     (iv)
  of Crossville, LLC
 Mrs. Smith's Bakery           N/A                N/A                N/A                    100%                     (iv)
   of Suwanee, LLC

5.       Flowers Baking Co. of Florida, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
       Name of                                                                                              Relevant Sub-clause of
       Issuing                                  Number                                                       Section 3.2(a) of the
     Corporation          Type of Share        of Shares       Certificate No.        Percentage Owned         Pledge Agreement
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
      Miami, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
  Jacksonville, LLC
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
    Bradenton, LLC

                                                                         ANNEX D
                                                                          Page 4

6.   Flowers Baking Co. of Thomasville, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

7.       Flowers Baking Co. of Villa Rica, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

8.       Flowers Baking Co. of Opelika, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

9.   Hardin's Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

10.      Home Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

11.      Huval Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
   Bunny Bread, LLC            N/A                N/A                N/A                    100%                     (iv)

12.      Flowers Baking Co. of Jamestown, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

13.      Franklin Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         ANNEX D
                                                                          Page 5

14.      Flowers Baking Co. of Lynchburg, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

15.      Flowers Baking Co. of Norfolk, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

16.      Flowers Baking Co. of Morristown, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

17.      Schott's Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

18.      Flowers Baking Co. of West Virginia, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 The Donut House, LLC          N/A                N/A                N/A                    100%                     (iv)

19.      Flowers Baking Co. of Texas, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
      Tyler, LLC
 El Paso Baking Co.,           N/A                N/A                N/A                    100%                     (iv)
         LLC
  San Antonio Baking           N/A                N/A                N/A                    100%                     (iv)
       Co., LLC
Austin Baking Co., LLC         N/A                N/A                N/A                    100%                     (iv)
Corpus Christi Baking          N/A                N/A                N/A                    100%                     (iv)
       Co., LLC

                                                                         ANNEX D
                                                                          Page 6

20.      Flowers Baking Co. of Texarkana, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

21.      Holsum Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

22.      Shipley Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

23.      Storck Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

24.      Bailey Street Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

25.      Table Pride, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

26.      Flowers Baking Co. of Memphis, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

27.      Hampton Roads Baking Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         ANNEX D
                                                                          Page 7

28.      Flowers Baking Co. of Miami, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

29.      Flowers Baking Co. of Jacksonville, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

30.      Flowers Baking Co. of Bradenton, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

31.      Bunny Bread, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
Flowers Baking Co. of          N/A                N/A                N/A                    100%                     (iv)
   Baton Rouge, LLC

32.      Flowers Baking Co. of Baton Rouge, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

33.      The Donut House, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

34.      Flowers Baking Co. of Tyler, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 ButterKrust Bakery,           N/A                N/A                N/A                    100%                     (iv)
         LLC

                                                                         ANNEX D
                                                                          Page 8

35.      Butterkrust Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

36.      El Paso Baking Co., LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

37.      El Paso Baking Company de Mexico, S.A. de C.V.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

38.      San Antonio Baking Co., LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

39.      Austin Baking Co., LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

40.      Corpus Christi Baking Co., LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

41.      European Bakers, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

42.      Aunt Fanny's Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         ANNEX D
                                                                          Page 9

43.      Dan-Co Bakery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
 Daniels Home Bakery           N/A                N/A                N/A                    100%                     (iv)
of North Carolina, LLC

44.      Daniel's Home Bakery of North Carolina, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

45.      Mrs. Smith's Bakeries Frozen Distributors, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

46.      Mrs. Smith's Bakeries of Pennsylvania, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

47.  Flowers Specialty Foods of Montgomery, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

48.      Mrs. Smith's Bakery of Fountain Inn, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

49.      Flowers Fresh Bakery Distributors, Inc.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                                         ANNEX D
                                                                         Page 10

50.      Mrs. Smith's Bakeries Sales Support Group, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
  Mrs. Smith's Foil            N/A                N/A                N/A                    100%                     (iv)
     Company, LLC

51.      Mrs. Smith's Foil Company, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

52.      Mrs. Smith's Bakery of London, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

53.      Mrs. Smith's Brands, Inc.

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

54.      Mrs. Smith's Bakery of Stilwell, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

55.      Mrs. Smith's Bakery of Spartanburg, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

56.      Mrs. Smith's Bakery of Crossville, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

57.      Mrs. Smith's Bakery of Suwanee, LLC

       Name of                                                                                             Relevant Sub-clause of
       Issuing                                  Number                                                      Section 3.2(a) of the
     Corporation          Type of Share        of Shares      Certificate No.        Percentage Owned         Pledge Agreement
     -----------          -------------        ---------      ---------------        ----------------      ----------------------
        NONE.

                                                          ANNEX E
                                                            to
                                               PLEDGE AND SECURITY AGREEMENT


                          LIST OF PARTNERSHIP INTERESTS


1.   Flowers Foods, Inc.
     NONE.

2.   Flowers Bakeries Brands, Inc.
     NONE.

3.   Flowers Bakeries, LLC
     NONE.

4.   Mrs. Smith's Bakeries, LLC
     NONE.

5.   Flowers Baking Co. of Florida, LLC
     NONE.

6.   Flowers Baking Co. of Thomasville, LLC
     NONE.

7.   Flowers Baking Co. of Villa Rica, LLC
     NONE.

8.   Flowers Baking Co. of Opelika, LLC
     NONE.

9.   Hardin's Bakery, LLC
     NONE.

10.  Home Baking Company, LLC
     NONE.

11.  Huval Bakery, LLC
     NONE.

12.  Flowers Baking Co. of Jamestown, LLC
     NONE.

13.  Franklin Baking Company, LLC
     NONE.

                                                                         Annex E
                                                                          Page 2


14.  Flowers Baking Co. of Lynchburg, LLC
     NONE.

15.  Flowers Baking Co. of Norfolk, LLC
     NONE.

16.  Flowers Baking Co. of Morristown, LLC
     NONE.

17.  Schott's Bakery, LLC
     NONE.

18.  Flowers Baking Co. of West Virginia, LLC
     NONE.

19.  Flowers Baking Co. of Texas, LLC
     NONE.

20.  Flowers Baking Co. of Texasrkana, LLC
     NONE.

21.  Holsum Baking Company, LLC
     NONE.

22.  Shipley Baking Company, LLC
     NONE.

23.  Storck Baking Company, LLC
     NONE.

24.  Bailey Street Bakery, LLC
     NONE.

25.  Table Pride, LLC
     NONE.

26.  Flowers Baking Co. of Memphis, LLC
     NONE.

27.  Hampton Roads Baking Company, LLC
     NONE.

28.  Flowers Baking Co. of Miami, LLC
     NONE.

29.  Flowers Baking Co. of Jacksonville, LLC
     NONE.

                                                                         Annex E
                                                                          Page 3


30.  Flowers Baking Co. of Bradenton, LLC
     NONE.

31.  Bunny Bread, LLC
     NONE.

32.  Flowers Baking Co. of Baton Rouge, LLC
     NONE.

33.  The Donut House, LLC
     NONE.

34.  Flowers Baking Company of Tyler, LLC
     NONE.

35.  Butterkrust Bakery, LLC
     NONE.

36.  El Paso Baking Co., LLC
     NONE.

37.  El Paso Baking Company de Mexico, S.A. de C.V.
     NONE.

38.  San Antonio Baking Co., LLC
     NONE.

39.  Austin Baking Co., LLC
     NONE.

40.  Corpus Christi Bank Co., LLC
     NONE.

41.  Eurpoean Bakers, LLC
     NONE.

42.  Aunt Fanny's Bakery, LLC
     NONE.

43.  Dan-Co Baker, LLC
     NONE.

44.  Daniel's Home Bakery of North Carolina, LLC
     NONE.

45.  Mrs. Smith's Bakeries Frozen Distributors, LLC
     NONE.

                                                                         Annex E
                                                                          Page 4


46.  Mrs. Smith's Bakeries of Pennsylvania, LLC
     NONE.

47.  Flowers Specialty Foods of Montgomery, LLC
     NONE.

48.  Flowers Baking Company of Fountain Inn, LLC
     NONE.

49.  Flowers Fresh Bakery Distributors, Inc.
     NONE.

50.  Mrs. Smith's Bakeries Sales Support Group, LLC
     NONE.

51.  Mrs. Smith's Foil Company, LLC
     NONE.

52.  Mrs. Smith's Bakery of London, LLC
     NONE.

53.  Mrs. Smith's Brands, Inc.
     NONE.

54.  Mrs. Smith's Bakery of Stilwell, LLC
     NONE.

55.  Mrs. Smith's Bakery of Spartanburg, LLC
     NONE.

56.  Mrs. Smith's Bakery of Crossville, LLC
     NONE.

57.  Mrs. Smith's Bakery of Suwanee, LLC
     NONE.

58.  Flowers Finance, LLC
     NONE.

                                    ANNEX F
                                       to
                         PLEDGE AND SECURITY AGREEMENT




                            DISTRIBUTOR'S AGREEMENTS




                              SEE ATTACHED FORM OF
                            DISTRIBUTOR AGREEMENT AND
                           DISTRIBUTOR AGREEMENT TABLE

                                                           ANNEX G
                                                             to
                                                PLEDGE AND SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES AND RECORD LOCATIONS
--------------------------------------------------------

1.       Flowers Foods, Inc.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

2.       Flowers Bakeries Brands, Inc.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

3.       Flowers Bakeries, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

4.       Flowers Baking Co. of Florida, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

5.       Flowers Baking Co. of Miami, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         17800 NW Miami Court                        17800 NW Miami Court
         Miami, FL 33169                             Miami, FL 33169

6.       Flowers Baking Co. of Jacksonville, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2261 West 30th Street                       2261 West 30th Street
         Jacksonville, FL 32209                      Jacksonville, FL 32209

7.       Flowers Baking Co. of Bradenton, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         6490 Parkland Drive                         6490 Parkland Drive
         Bradenton, FL 34243                         Sarasota, FL 34243

8.       Flowers Baking Co. of Thomasville, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         300 Madison Street                          300 Madison Street
         Thomasville, GA 31792                       Thomasville, GA 31792

9.       Flowers Baking Co. of Villa Rica, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         134 Doyle McCain Drive                      134 Doyle McCain Drive
         Villa Rica, GA 30180                        Villa Rica, GA 30180

                                                                       Exhibit G
                                                                          Page 2


10.      Flowers Baking Co. of Opelika, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         101 Simmons Street                          101 Simmons Street
         Opelika, AL 36801                           Opelika, AL 36801

11.      Hardin's Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         546 15th Street                             546 15th Street
         Tuscaloosa, AL 35403                        Tuscaloosa, AL 35403

12.      Home Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         900 North 16th Street                       900 North 16th Street
         Birmingham, AL 35203                        Birmingham, AL 35203

13.      Huval Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         720 West Simcoe Street                      720 West Simcoe Street
         Lafayette, LA 70501                         Lafayette, LA 70501

14.      Bunny Bread, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5646 Lewis Road                             5646 Lewis Road
         New Orleans, LA 70126                       New Orleans, LA 70126

15.      Flowers Baking Co. of Baton Rouge, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1504 Florida Blvd.                          1504 Florida Blvd.
         Baton Rouge, LA 70802                       Baton Rouge, LA 70802

16.      Flowers Baking Co. of Jamestown, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         801 Main Street                             801 Main Street
         Jamestown, NC 27282                         Jamestown, NC 27282

17.      Franklin Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         607 North Carolina Street                   607 North Carolina Street
         Goldsboro, NC 27530                         Goldsboro, NC  27533

                                                                       Exhibit G
                                                                          Page 3


18.      Flowers Baking Co. of Lynchburg, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1905 Hollins Mill Road                      1905 Hollins Mill Road
         Lynchburg, VA 24503                         Lynchburg, VA 24503

19.      Flowers Baking Co. of Norfolk, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1925 Flowers Circle                         1925 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

20.      Flowers Baking Co. of Morristown, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1725 West First North Street                1725 West First North Street
         Morristown, TN 37814                        Morristown, TN 37814

21.      Schott's Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         3000 Washington Avenue                      3000 Washington Avenue
         Houston, TX 77007                           Houston, TX 77007

22.      Flowers Baking Co. of West Virginia, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1188 Coal Heritage Road                     1188 Coal Heritage Road
         Bluefield, WV 24701                         Bluefield, WV 24701

23.      The Donut House, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5040 McCorkle Avenue                        5040 McCorkle Avenue
         South Charleston, WV  31757                 South Charleston, WV  31757

24.      Flowers Baking Co. of Texas, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

25.      Flowers Baking Company of Tyler, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1200 W. Erwin Street                        1200 W. Erwin Street
         Tyler, TX 75702                             Tyler, TX 75702

26.      Butterkrust Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         6000 NE Loop 410                            6000 NE Loop 410
         San Antonio, TX 78218                       San Antonio, TX 78218

                                                                       Exhibit G
                                                                          Page 4


27.      El Paso Baking Co., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 North Dallas Street                     301 North Dallas Street
         El Paso, TX 79901                           El Paso, TX 79901

28.      El Paso Baking Company de Mexico, S.A. de C.V.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 North Dallas Street                     301 North Dallas Street
         El Paso, TX 79901                           El Paso, TX 79901

29.      San Antonio Baking Co., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

30.      Austin Baking Co., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

31.      Corpus Christi Baking Co., LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

32.      Flowers Baking Co. of Texarkana, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         7 Jim Walters Drive                         7 Jim Walters Drive
         Texarkana, AR 75504                         Texarkana, AR 75504

33.      Holsum Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         220 Tennessee Street                        220 Tennessee Street
         Pine Bluff, Arkansas 71611                  Pine Bluff, Arkansas 71611

34.      Shipley Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         73 South 6th Street                         73 South 6th Street
         Fort Smith, AR 72901                        Fort Smith, AR 72901

35.      Storck Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

                                                                       Exhibit G
                                                                          Page 5


36.      Bailey Street Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         165 Bailey Street SW                        165 Bailey Street SW
         Atlanta, GA 30314                           Atlanta, GA 30314

37.      Table Pride, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1940 Will Ross Court                        1940 Will Ross Court
         Chamblee, GA 30341                          Chamblee, GA 30341

38.      Flowers Baking Co. of Memphis, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1029 South Florida Street                   1029 South Florida Street
         Memphis, TN 38106                           Memphis, TN 38106

39.      Hampton Roads Baking Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1209 Corprew Avenue                         1209 Corprew Avenue
         Norfolk, VA 23504                           Norfolk, VA 23504

40.      Mrs. Smith's Bakeries, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

41.      European Bakers, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5055 South Royal Atlanta Drive              5055 South Royal Atlanta Drive
         Tucker, GA 30084                            Tucker, GA 30084

42.      Aunt Fanny's Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1039 Grant Street, SE                       1039 Grant Street, SE
         Atlanta, GA 30315                           Atlanta, GA 30315

43.      Dan-Co Bakery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 Cash Memorial Drive                     301 Cash Memorial Drive
         Forest Park, GA 30297                       Forest Park, GA 30297

44.      Daniel's Home Bakery of North Carolina, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         701 Jones Street                            701 Jones Street
         Pembroke, NC 28372                          Pembroke, NC 28372

                                                                       Exhibit G
                                                                          Page 6


45.      Mrs. Smith's Bakeries Sales Support Group, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

46.      Mrs. Smith's Foil Company, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         255 South Street                            255 South Street
         Pottstown, PA 19464                         Pottstown, PA 19464

47.      Mrs. Smith's Bakeries Frozen Distributors, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

48.      Mrs. Smith's Bakeries of Pennsylvania, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

49.      Flowers Specialty Foods of Montgomery, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         140 Folmar Parkway                          140 Folmar Parkway
         Montgomery, AL 36105                        Montgomery, AL 36105

50.      Flowers Baking Company of Fountain Inn, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------

         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

51.      Flowers Fresh Bakery Distributors, Inc.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1411 Mountain Road                          1411 Mountain Road
         Andersonville, TN 37705                     Andersonville, TN 37705

52.      Mrs. Smith's Bakery of London, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         501 East Fourth Street                      501 East Fourth Street
         London, KY 40741                            London, KY 40741

53.      Mrs. Smith's Brands, Inc.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

                                                                       Exhibit G
                                                                          Page 7


54.      Mrs. Smith's Bakery of Spartanburg, LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         7001 Asheville Highway                      7001 Asheville Highway
         Spartanburg, SC 29303                       Spartanburg, SC 29303

55.      Mrs. Smith's Bakery of Crossville, LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1067 North Main Street                      1067 North Main Street
         Crossville, TN 38555                        Crossville, TN 38555

56.      Mrs. Smith's Bakery of Stilwell, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5 East Walnut Street                        5 East Walnut Street
         Stilwell, OK 74960                          Stilwell, OK 74960

57.      Mrs. Smith's Bakery of Suwanee, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2900 Rolling Pin Lane, Suite B              2900 Rolling Pin Lane, Suite B
         Suwanee, GA 30024                           Suwanee, GA 30024

58.      Flowers Finance, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

                                                           ANNEX H
                                                           to
                                              PLEDGE AND SECURITY AGREEMENT



                      EXACT LEGAL NAME OF EACH PLEDGOR AND
                       STATE OF INCORPORATION/ORGANIZATION


                                                                                                                 PERCENTAGE
                                                                                                       FEIN        OWNED
                                                                                                      ----          -----
I.   Flowers Foods, Inc. (GA)                                                                       58-2582379      Parent
     -------------------

     1.  Flowers Finance, LLC (DE)                                                                    Pending        100%
     2.  Flowers Bakeries, LLC (GA)                                                                  59-3483283       100%
         i.          Flowers Baking Co. of Florida, LLC (FL)                                         58-1301118       100%
                     1.  Flowers Baking Co. of Miami, LLC  (FL)                                      59-1758784       100%
                     2.  Flowers Baking Co. of Jacksonville, LLC  (FL)                               59-1718773       100%
                     3.  Flowers Baking Co. of Bradenton, LLC  (FL)                                  58-1723981       100%
         ii.         Flowers Baking Co. of Thomasville, LLC (GA)                                     58-1330782       100%
         iii.        Flowers Baking Co. of Villa Rica, LLC (GA)                                      58-2109227       100%
         iv.         Flowers Baking Co. of Opelika, LLC (AL)                                         63-0752595       100%
                     1.  Bailey Street Bakery, LLC (AL)                                              58-2272791       100%
         v.          Hardin's Bakery, LLC (AL)                                                       63-0252356       100%
         vi.         Home Baking Company, LLC (AL)                                                   63-0334970       100%
         vii.        Huval Bakery, LLC (LA)                                                          59-1686698       100%
                     1.  Bunny Bread, LLC (LA)                                                       72-0500448       100%
                         a.   Flowers Baking Co. of Baton Rouge, LLC (LA)                            58-1740889       100%
         viii.       Flowers Baking Co. of Jamestown, LLC (NC)                                       58-1567728       100%
         ix.         Franklin Baking Company, LLC (NC)                                               56-0605051       100%
         x.          Flowers Baking Co. of Lynchburg, LLC (VA)                                       58-1309193       100%
         xi.         Flowers Baking Co. of Norfolk, LLC (VA)                                         58-1330779       100%
         xii.        Flowers Baking Co. of Morristown, LLC (TN)                                      58-1403615       100%
         xiii.       Schott's Bakery, LLC (TX)                                                       74-0886850       100%
         xiv.        Flowers Baking Co. of West Virginia, LLC (WV)                                   55-0654747       100%
                     1.  The Donut House, LLC (WV)                                                   55-0517749       100%
         xv.         Flowers Baking Co. of Texas, LLC (TX)                                           58-1453104       100%
                     1.  Flowers Baking Co. of Tyler, LLC (GA)                                       75-1786865       100%
                         a.   Butterkrust Bakery, LLC (TX)                                           74-2720708       100%
                     2.  El Paso Baking Co., LLC (TX)                                                74-2657988       100%
                         a.   El Paso Baking Company de Mexico, S.A. de C.V. (MEXICO)                                 100%
                     3.  San Antonio Baking Co., LLC (TX)                                            74-2830409       100%
                     4.  Austin Baking Co., LLC (TX)                                                 74-2830410       100%
                     5.  Corpus Christi Baking Co., LLC. (TX)                                        74-2830414       100%
         xvi.        Flowers Baking Co. of Texarkana, LLC (AR)                                       71-0638493       100%
         xvii.       Holsum Baking Company, LLC (AR)                                                  71-0209537       100%
         xviii.      Shipley Baking Company, LLC (AR)                                                 71-0254043       100%


    <

         xix.         Storck Baking Company, LLC (WV)                                                 55-0745937       100%
         xx.          Table Pride, LLC (GA)                                                           58-1846861       100%
         xxi.         Flowers Baking Co. of Memphis, LLC (TN)                                         62-1799669       100%
         xxii.        Hampton Roads Baking Company, LLC (VA)                                          58-2593937       100%
         xxiii        Flowers Bakeries Brands, Inc. (DE)                                              51-0407486       100%
     3.  Mrs. Smith's Bakeries, LLC (GA)                                                              58-2392473       100%
         a.           European Bakers, LLC (GA)                                                       58-0944858       100%
         b.           Aunt Fanny's Bakery, LLC (GA)                                                   58-2168689       100%
         c.           Dan-Co Bakery, LLC (GA)                                                         58-1989098       100%
                      i.  Daniel's Home Bakery of North Carolina, LLC (NC)                            58-2023526       100%
         d.           Mrs. Smith's Bakeries Sales Support Group, LLC (GA)                             58-1846859       100%
                      i.  Mrs. Smith's Foil Company, LLC (GA)                                         23-2947803       100%
         e.           Mrs. Smith's Bakeries Frozen Distributors, LLC (GA)                             58-2125054       100%
         f.           Mrs. Smith's Bakeries of Pennsylvania, LLC (GA)                                 58-2236380       100%
         g.           Flowers Specialty Foods of Montgomery, LLC (AL)                                 63-0998333       100%
         h.           Flowers Baking Company of Fountain Inn, LLC (SC)                                57-0641441       100%
         i.           Flowers Fresh Bakery Distributors, Inc. (TN)                                    62-1574151       100%
         j.           Mrs. Smith's Bakery of London, LLC (KY)                                         61-1027735       100%
         k.           Mrs. Smith's Brands, Inc. (SC)                                                  57-1069445       100%
         l.           Mrs. Smith's Bakery of Stilwell, LLC (OK)                                       73-0962847       100%
         m.           Mrs. Smith's Bakery of Spartanburg, LLC. (SC)                                   57-0518564       100%
         n.           Mrs. Smith's Bakery of Crossville, LLC. (TN)                                    58-1333171       100%
         o.           Mrs. Smith's Bakery of Suwanee, LLC (GA)                                        58-2480300       100%

                                                        ANNEX I
                                                          to
                                             PLEDGE AND SECURITY AGREEMENT



    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                   Company Interests and Partnership Interests


                 AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), Bankers Trust Company, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                                  WITNESSETH:


                 WHEREAS, each Pledgor and the Pledgee have entered into a Pledge and Security Agreement, dated as of _______ __, 2001 (as amended, amended and restated, modified and/or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge and Security Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge and Security Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

                 WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge and Security Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

                 NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by

                                                                         Annex I
                                                                          Page 2


any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                 2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                 3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                 4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  Scottye Lindsey
                           Telephone No.:  (212) 250-3964
                           Telecopier No.: (212) 250-7218

                 5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to such account as the Pledge shall instruct.

                 6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when mailed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                 (a)       if to any Pledgor, at:

                               Flowers Foods, Inc.
                               1919 Flowers Circle
                               Thomasville, Georgia 31757
                               Attention:  Kirk Tolbert
                               Tel.:  (912) 227-2278
                               Fax: (912) 225-5435

                                                                         Annex I
                                                                          Page 2



                 (b)       if to the Pledgee, at:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  Scottye Lindsey
                           Tel:  (212) 250-3964
                           Fax:  (212) 250-7218

                 (c)       if to the Issuer, at:

                           -----------------------
                           c/o Flowers Foods, Inc.
                           1919 Flowers Circle
                           Thomasville, GA  31757
                           Attention:  Kirk Tolbert
                           Tel.:  (912) 227-2278
                           Fax:  (912) 225-5435

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                 7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

                 8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.


                 IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                                                         Annex I
                                                                          Page 4



                                 [                                 ],
                                             as a Pledgor


                                 By_______________________________
                                    Name:
                                    Title:


                                 BANKERS TRUST COMPANY,
                                    not in its individual capacity but solely as Collateral Agent and Pledgee


                                 By_____________________________
                                    Name:
                                    Title:


                                 [                                    ],
                                                  the Issuer


                                 By_______________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT I







                               SECURITY AGREEMENT


                                      among


                              FLOWERS FOODS, INC.,


                   CERTAIN SUBSIDIARIES OF FLOWERS FOODS, INC.


                                       and


                             BANKERS TRUST COMPANY,

                               as COLLATERAL AGENT


                        --------------------------------

                           Dated as of March 26, 2001
                        --------------------------------

                                TABLE OF CONTENTS


ARTICLE I     SECURITY INTERESTS..................................................................................    2

         1.1  Grant of Security Interests.........................................................................    2
         1.2  Power of Attorney...................................................................................    2

ARTICLE II    GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................    3

         2.1  Necessary Filings...................................................................................    3
         2.2  No Liens............................................................................................    3
         2.3  Other Financing Statements..........................................................................    3
         2.4  Chief Executive Office; Record Locations; Exact Legal Name; State of
                 Incorporation/Organization.......................................................................    3
         2.5  Location of Inventory and Equipment.................................................................    4
         2.6  Recourse............................................................................................    5
         2.7  Trade Names; New Trade Name.........................................................................    5

ARTICLE III   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                 CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER......................................................    6

         3.1  Additional Representations and Warranties...........................................................    6
         3.2  Maintenance of Records..............................................................................    6
         3.3  Direction to Account Debtors; Contracting Parties; etc..............................................    6
         3.4  Modification of Terms; etc..........................................................................    7
         3.5  Collection..........................................................................................    7
         3.6  Assignors Remain Liable Under Receivables...........................................................    7
         3.7  Assignors Remain Liable Under Contracts.............................................................    8

ARTICLE IV    SPECIAL PROVISIONS CONCERNING TRADEMARKS............................................................    8

         4.1  Additional Representations and Warranties...........................................................    8
         4.2  Infringements.......................................................................................    8
         4.3  Preservation of Marks...............................................................................    9
         4.4  Maintenance of Registration.........................................................................    9
         4.5  Future Registered Marks.............................................................................    9
         4.6  Remedies............................................................................................    9

ARTICLE V     SPECIAL PROVISIONS CONCERNING
                 PATENTS, COPYRIGHTS AND TRADE SECRETS...........................................................    10

         5.1  Additional Representations and Warranties..........................................................    10
         5.2  Infringements......................................................................................    10
         5.3  Maintenance of Patents or Copyright................................................................    10
         5.4  Prosecution of Patent Applications.................................................................    10
         5.5  Other Patents and Copyrights.......................................................................    11


                                      (i)

         5.6   Remedies...........................................................................................   11

ARTICLE VI     PROVISIONS CONCERNING ALL COLLATERAL...............................................................   11

         6.1   Protection of Collateral Agent's Security..........................................................   11
         6.2   Warehouse Receipts Non-Negotiable..................................................................   12
         6.3   Further Actions....................................................................................   12
         6.4   Financing Statements...............................................................................   12

ARTICLE VII    REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.......................................................   12

         7.1   Remedies; Obtaining the Collateral Upon Default....................................................   12
         7.2   Remedies; Disposition of the Collateral............................................................   14
         7.3   Waiver of Claims...................................................................................   14
         7.4   Application of Proceeds............................................................................   15
         7.5   Remedies Cumulative................................................................................   17
         7.6   Discontinuance of Proceedings......................................................................   18

ARTICLE VIII  INDEMNITY...........................................................................................   18

         8.1   Indemnity..........................................................................................   18
         8.2   Indemnity Obligations Secured by Collateral; Survival..............................................   19

ARTICLE IX     DEFINITIONS........................................................................................   19

ARTICLE X      MISCELLANEOUS......................................................................................   25

         10.1  Notice.............................................................................................   25
         10.2  Waiver; Amendment..................................................................................   26
         10.3  Obligations Absolute...............................................................................   26
         10.4  Successors and Assigns.............................................................................   26
         10.5  Headings Descriptive...............................................................................   27
         10.6  Governing Law......................................................................................   27
         10.7  Assignor's Duties..................................................................................   27
         10.8  Termination; Release...............................................................................   27
         10.9  Counterparts.......................................................................................   28
         10.10 Severability.......................................................................................   28
         10.11 The Collateral Agent...............................................................................   28
         10.12 Benefit of Agreement...............................................................................   28
         10.13 Additional Assignors...............................................................................   28
         10.14 Release of Guarantors..............................................................................   29


                                      (ii)

         ANNEX A             Schedule of Chief Executive Offices/Record Locations
         ANNEX B             Schedule of Exact Legal Name of Each Assignor and State of
                             Incorporation/Organization
         ANNEX C             Schedule of Inventory and Equipment Location
         ANNEX D             Schedule of Trade and Fictitious Names
         ANNEX E             Schedule of Marks and Applications
         ANNEX F             Schedule of Patents and Applications
         ANNEX G             Schedule of Copyrights and Applications
         ANNEX H             Grant of Security Interest in United States Trademarks
         ANNEX I             Grant of Security Interest in United States Patents
         ANNEX J             Grant of Security Interest in United States Copyrights


                                     (iii)

                                                                       EXHIBIT I


                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of March 26, 2001, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of Bankers Trust Company, as Collateral Agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                              W I T N E S S E T H :

         WHEREAS, Flowers Foods, Inc. (the "Borrower"), various lenders from time to time party thereto (the "Lenders"), SunTrust Bank, as Syndication Agent (in such capacity, the "Syndication Agent") and Bankers Trust Company, as Administrative Agent (in such capacity, and together with any successor administrative agent, the "Administrative Agent" and, together with the Collateral Agent, the Syndication Agent, the Lenders, each Issuing Lender and their respective successors and assigns, being herein called the "Lender Creditors"), have entered into a Credit Agreement, dated as of March 26, 2001, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time);

         WHEREAS, the Borrower may from time to time be party to (or guaranty the obligations of one or more of its Subsidiaries under) one or more Interest Rate Protection Agreements with one or more Lender Creditors or an affiliate of a Lender Creditor (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors" and, together with the Lender Creditors, the Secured Creditors);

         WHEREAS, pursuant to the Subsidiaries Guaranty, the Subsidiary Guarantors have jointly and severally guaranteed to the Lender Creditors and the Interest Rate Protection Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to (x) the Credit Documents (as used herein, the term "Credit Documents" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing of the Credit Agreement) and
(y) each Interest Rate Protection Agreement with one or more Interest Rate Protection Creditors;

         WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                                                                       Exhibit I
                                                                          Page 2


         WHEREAS, each Assignor desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

         1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable,
(ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all software licensing rights, (ix) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper, Documents, Instruments and other assets, (x) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in such Cash Collateral Account, and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"); provided that, notwithstanding the foregoing or anything contained herein to the contrary, "Collateral" shall specifically exclude the Excluded Assets.

         (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

         1.2 Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                                                       Exhibit I
                                                                          Page 3

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or within 10 days after the Initial Borrowing Date will be accomplished) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a perfected security interest therein (subject only to completion of filings and registrations which will be accomplished within 10 days of the Initial Borrowing
Date) prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC, or by an appropriate filing in the United States Patent and Trademark Office or in the United States Copyright Office.

         2.2 No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all other claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

         2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements or other registrations, filings or notations of liens filed in respect of Permitted Liens and financing statements being terminated in connection with the Transaction so long as such financing statements are in fact terminated within ten (10) days after the Initial Borrowing Date), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements or other registrations, filings or notations of liens filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

         2.4 Chief Executive Office; Record Locations; Exact Legal Name; State of Incorporation/Organization. (a) The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables

                                                                       Exhibit I
                                                                          Page 4

and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the penultimate sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, providing a complete address for such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Assignor shall deliver to the Collateral Agent a supplement to Annex A hereto so as to cause such Annex A hereto to be complete and accurate.

         (b) The exact legal name of each Assignor, and the state of incorporation or organization, as the case may be, of each Assignor is as specified in Annex B hereto. Such Assignor will not change its name or establish a new state of incorporation or organization until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name and/or jurisdiction of organization, it shall have taken all action, reasonably satisfactory to the Collateral Agent, necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new name and/or jurisdiction of organization in accordance with the immediately preceding sentence, the respective Assignor shall deliver to the Collateral Agent a supplement to Annex B hereto so as to cause such Annex B hereto to be complete and accurate.

         2.5 Location of Inventory and Equipment. All Collateral consisting of Inventory and Equipment held on the date hereof by each Assignor (other than motor vehicles) is located at one of the locations shown on Annex C hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it (other than motor vehicles) shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto, or such new location as such Assignor may establish in accordance with the following sentence of this Section 2.5 until, in the case of Collateral constituting Inventory, such Collateral is transported to any of such Assignor's customers. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, providing a complete address for such new location and providing such other information in connection therewith as the Collateral Agent may request and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent necessary to maintain the security interest of the Collateral

                                                                       Exhibit I
                                                                          Page 5

Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such Inventory and Equipment in accordance with the immediately preceding sentence, the respective Assignor shall deliver to the Collateral Agent a supplement to Annex C hereto so as to cause such Annex C hereto to be complete and accurate. Notwithstanding anything to the contrary above in this
Section 2.5, (i) to the extent that any movement of Inventory and/or Equipment to a location not shown on Annex C hereto but which is located in a jurisdiction within which all filings and recordings necessary to perfect and maintain the security interest of the Collateral Agent in such Inventory and/or Equipment have been made, the Assignors shall be permitted, in lieu of the procedures set forth in the second sentence of this Section 2.5, to provide a quarterly Collateral location update (which update shall be in the form required by Section 8.01(f) of the Credit Agreement and shall otherwise be required to be delivered in accordance with Section 8.01(f) of the Credit Agreement), whereafter all applicable Assignors shall promptly take all action, if any, deemed reasonably necessary by the Collateral Agent to maintain the security interest of the Collateral Agent in all such Inventory and/or Equipment located at such new location, (ii) no Assignor shall be deemed to have made any misrepresentation or otherwise defaulted in any obligation pursuant to this
Section 2.5 as a result of any failure of in-store Inventory (or Inventory in transit to stores) produced by such Assignor at a location otherwise satisfying the requirements of this Section 2.5 (and any related in-store Equipment (or Equipment in transit to stores) relating to such Inventory) to be located at a location complying with this Section 2.5 and (iii) no Assignor shall be deemed to have made any misrepresentation or otherwise defaulted in any obligation pursuant to this Section 2.5 as a result of any failure of any other Inventory or Equipment to be located at a location complying with this Section 2.5, so long as the aggregate fair market value of all such Inventory and Equipment subject to this clause (iii) shall not at any time exceed $10,000,000.

         2.6 Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

         2.7 Trade Names; New Trade Name. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as listed on Annex B hereto and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. No Assignor shall assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto for such Assignor unless it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and shall have taken all action reasonably requested by the Collateral Agent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                                                       Exhibit I
                                                                          Page 6


                                   ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                   CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

         3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor, enforceable against such account debtor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), and (iii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction applicable to such Assignor.

         3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense records of its Receivables and Contracts that are accurate in all material respects, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all times during normal business hours upon prior written notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

         3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may

                                                                       Exhibit I
                                                                          Page 7

apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in
Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3.

         3.4 Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Receivables or Contracts.

         3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

         3.6 Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the

                                                                       Exhibit I
                                                                          Page 8

sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

         3.7 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

         4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex E hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said applications will not pass to registration other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                                                                       Exhibit I
                                                                          Page 9

         4.2 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees to prosecute in accordance with reasonable business practices any Person infringing any Mark in any manner that could reasonably be expected to have a Material Adverse Effect.

         4.3 Preservation of Marks. Each Assignor agrees to take all such actions as are necessary to preserve its Marks (other than Marks determined by such Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business) as trademarks or service marks under the laws of the United States.

         4.4 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant registered Marks (other than Marks determined by such Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business), and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent.

         4.5 Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex H hereto, or in such other form as may be reasonably satisfactory to the Collateral Agent.

         4.6 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any

                                                                       Exhibit I
                                                                         Page 10

manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

         5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) all Trade Secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex F hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex G hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

         5.2 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right in accordance with such Assignor's reasonable business judgment.

         5.3 Maintenance of Patents or Copyright. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force its rights under each Patent or Copyright (other than Patents and Copyrights determined by such Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business), absent prior written consent of the Collateral Agent.

                                                                       Exhibit I
                                                                         Page 11

         5.4 Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all significant applications for (i) United States Patents listed in Annex F hereto (other than Patents determined by such Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business) and (ii) Copyrights listed on Annex G hereto (other than Copyrights determined by such Assignor, in the exercise of its reasonable business judgment, to be no longer useful or advantageous to the ongoing conduct of its business), in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

         5.5 Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or certificate or registration of, or application therefor, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex I or J hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

         5.6 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

         6.1 Protection of Collateral Agent's Security. Each Assignor will at all times keep its Inventory and Equipment constituting Collateral insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement. The Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof (or, to the extent any such proceeds are held by the Collateral Agent pursuant to a cash collateral arrangement entered into pursuant to the terms of the Credit Agreement, the Collateral Agent

                                                                       Exhibit I
                                                                         Page 12

shall deliver such proceeds to the applicable Assignor for the purpose of replacing or restoring the Collateral with respect to which such proceeds were received or reinvesting such proceeds in Eligible Assets or apply such proceeds in accordance with Section 7.4 hereof, in each case in accordance with the terms of the Credit Agreement and such cash collateral arrangement). Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         6.2 Warehouse Receipts Non-Negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any material portion of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         6.3 Further Actions. Each Assignor will, at its own expense and upon the request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.4 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall

                                                                       Exhibit I
                                                                         Page 13

have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

         (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

         (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

         (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section
7.4 hereof;

         (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

         (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

         (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor

                                                                       Exhibit I
                                                                         Page 14

of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

         7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental

                                                                       Exhibit I
                                                                         Page 15

instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGEMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4 Application of Proceeds. (a) All monies collected by the Collateral Agent upon any sale or other disposition of the Collateral of each Assignor, together with all other monies received by the Collateral Agent hereunder (except to the extent released in accordance with the applicable provisions of this Agreement or to the extent such monies are held in one or more of the Cash Collateral Accounts pending the application thereof in accordance with the requirements of this Agreement or any permitted release thereof in accordance with the provisions of this Agreement or the Credit Agreement), shall be applied as follows:

         (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

         (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the

                                                                       Exhibit I
                                                                         Page 16

Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

         (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

         (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

         (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under such Interest Rate Protection Agreements Interest Rate Protection (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

         (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

         (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which

                                                                       Exhibit I
                                                                         Page 17

shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

         (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Interest Rate Protection Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Interest Rate Protection Creditors or, in the absence of such a Representative, directly to the Interest Rate Protection Creditors.

         (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Interest Rate Protection Creditors or, in the absence of such a Representative, upon the Interest Rate Protection Creditors for a determination (which the Administrative Agent, each Representative for any Interest Rate Protection Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Interest Rate Protection Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Interest Rate Protection Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Interest Rate Protection Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements are in existence.

         (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral assigned by it hereunder and the aggregate amount of the Obligations of such Assignor.

         7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the

                                                                       Exhibit I
                                                                         Page 18

beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

         8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold harmless (i) the Collateral Agent and the Administrative Agent for any and all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent and the Collateral Agent) in connection with the administration of this Agreement and the documents and instruments referred to herein and any amendment, waiver or consent relating hereto or thereto, and (ii) the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any

                                                                       Exhibit I
                                                                         Page 19

country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

         (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and all Letters of Credit and the payment of all other Obligations and notwithstanding the discharge thereof but shall not thereafter be secured by any security interest granted hereby.

                                                                       Exhibit I
                                                                         Page 20


                                   ARTICLE IX

                                   DEFINITIONS

         Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

         "Agreement" shall mean this Security Agreement as the same may be modified, supplemented, restated and/or amended from time to time in accordance with its terms.

         "Aircraft Lease" means that certain Aircraft Lease Agreement, dated as of March 2, 2000, by and between General Electric Capital Corporation and Flower Foods, Inc., successor to Flowers Industries, Inc., as in effect on March 26, 2001.

         "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrower" shall have the meaning provided in the recitals of this Agreement.

         "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

         "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Class" shall have the meaning provided in Section 10.2 of this Agreement.

         "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

         "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

         "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

         "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements or Other Hedging Agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

                                                                       Exhibit I
                                                                         Page 21

         "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

         "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

         "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

         "Distributor" means a Person or Persons (other than the Borrower and its Subsidiaries) party to a Distributor's Agreement pursuant to which such Person or Persons agree to distribute the Borrower's and its Subsidiaries' products in a specified geographic area.

         "Distributor Loans" shall mean any loan advanced to one or more Distributors by the Borrower or any of the Subsidiaries or otherwise payable to the Borrower or any of its Subsidiaries regardless of whether the Borrower or such Subsidiary originally advanced such loan.

         "Distributor Note" shall mean any promissory note executed by a Distributor and evidencing Distributor Loans.

         "Distributor's Agreements" means the contractual arrangements between the Borrower or any of its Subsidiaries with their respective distributors, whereby such distributors agree to distribute the Borrower's and its Subsidiaries' products in a specified geographic area and the Borrower and/or its Subsidiaries agree to provide such distributors with products and other services, including certain proprietary administrative services.

         "Documentation Agent" shall have the meaning provided in the recitals of this Agreement.

         "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                                                                       Exhibit I
                                                                         Page 22

         "Event of Default" shall mean (i) any "Event of Default" under, and as defined in, the Credit Agreement or, if the related Obligations are secured hereunder at such time, the Amended Distributor Note Documents or (ii) any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period.

         "Excluded Assets" shall mean and include (i) the "Equipment" as defined in the Lease Program Documents to the extent, and for so long as, such Lease Program Documents prohibit the granting (other than to the lessor) of a security interest therein; (ii) the "Aircraft" as defined in the Aircraft Lease to the extent, and for so long as, such Aircraft Lease prohibits the granting (other than to the lessor) of a security interest therein; (iii) any assets subject to the Liens described on Schedule V to the Credit Agreement, to the extent, and for so long as, the underlying security and lease documents prohibit the granting of a security interest therein; (iv) any Contract (other than any Distributor's Agreement) to the extent that, and for so long as, the terms thereof prohibit (after giving effect to any approvals or waivers) the assignment of, or granting a security interest in, such Contract (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement); (v) the Excluded Mexico Assets; and (vi) Margin Stock from time to time owned by any Assignor, so long as the aggregate fair market value thereof does not at any time exceed $1,000,000 and all such Margin Stock is acquired by the Borrower and its Subsidiaries in accordance with the terms of the Credit Agreement (including, without limitation, Sections 7.08, 8.14 and 9.05 thereof).

         "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all partnership interests and all limited liability company and membership interests).

         "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Governmental Authorizations" shall mean all licenses, certificates, registrations and authorizations issued by any governmental entity (domestic and foreign) necessary to operate any Assignor's business.

         "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

         "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

         "Interest Rate Protection Creditors" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit I
                                                                         Page 23

         "Interest Rate Protection Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

         "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

         "Lenders" shall have the meaning provided in the recitals of this Agreement.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a capitalized lease or analogous instrument, in, of, or on any Assignor's property.

         "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office or in any equivalent foreign office; as well as any unregistered marks used by any Assignor and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Assignor.

         "Obligations" shall mean:

         (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) thereon) owing by such Assignor to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Assignor under the Subsidiaries Guaranty) and the due per-

                                                                       Exhibit I
                                                                         Page 24

formance and compliance by such Assignor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein collectively called the "Credit Document Obligations");

         (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement (including, without limitation, all such obligations and liabilities of such Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor with the terms of each such Interest Rate Protection Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

         (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

         (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (iii) above, following the occurrence and during the continuance of an Event of Default, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

         (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         "Patents" shall mean any patent to which any Assignor now or hereafter has right, title and interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations (including Governmental Authorizations) of or from any governmental authority or agency.

         "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity,

                                                                       Exhibit I
                                                                         Page 25

warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

         "Required Lenders" has the meaning given such term in the Credit Agreement.

         "Representatives" shall have the meaning provided in Section 7.4(e) of this Agreement.

         "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) under the Credit Agreement so long as any Credit Document Obligations remain outstanding and (ii) in any situation not covered by the preceding clause
(i), the holders of a majority of the outstanding principal amount of the Interest Rate Protection Obligations.

         "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

         "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

         "Secured Debt Agreements" shall mean and include this Agreement, the Credit Agreement, any other Credit Documents, and any Interest Rate Protection Agreement.

                                                                       Exhibit I
                                                                         Page 26

         "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

         "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

         "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

         "United States" and "U.S." shall each mean the United States of America.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Notice. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a)      if to any Assignor, at:

                           c/o Flowers Foods, Inc.
                           1919 Flowers Circle
                           Thomasville, Georgia  31757
                           Attention:  Kirk Tolbert
                           Telephone No.:  (912) 227-2278
                           Telecopier No.:  (912) 225-5435

                  (b)      if to the Collateral Agent, at:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  Scottye Lindsey
                           Telephone No.:  (212) 250-3964
                           Telecopier No.:  (212) 250-7218

         (c)      if to any Lender Creditor (other than the Collateral Agent),
(x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit

                                                                       Exhibit I
                                                                         Page 27

Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

         (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Borrower and the Collateral Agent; or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         10.2 Waiver; Amendment. Except as contemplated in Section 10.13 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever except in writing duly signed by each Assignor directly effected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements.

         10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

         10.4 Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                                                                       Exhibit I
                                                                         Page 28

         10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10.7 Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

         10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, will terminate such control agreements or similar agreements with respect to the Collateral as may then exist, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the total commitments to provide extensions of credit under all Secured Debt Agreements have terminated and all Loans have been repaid in full, all Letters of Credit have been terminated, all extensions of credit pursuant to any Interest Rate Protection Agreements have been repaid in full and all Obligations (other than arising from indemnities for which no request has been made) have been paid in full.

         (b) So long as no Trigger Event has occurred and is continuing, in the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or disposition permitted by the Credit Agreement (other than a sale to any Assignor or a Subsidiary thereof) or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or disposition (or from such release) are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement and, to the extent requested by such

                                                                       Exhibit I
                                                                         Page 29

Assignor, deliver, at such Assignor's expense, appropriate UCC termination statements and instruments of satisfaction, discharge and or reconveyance, as the case may be.

         (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b) hereof, and the Collateral Agent shall be entitled (but not required) to conclusively rely thereon. If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence.

         10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

         10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.11 The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder and thereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

         10.12 Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

         10.13 Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by (x) executing a counterpart hereof and/or a Subsidiary assumption agreement, in each case in form and substance satisfactory to the Collateral Agent, (y) delivering supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all

                                                                       Exhibit I
                                                                         Page 30

documents and actions required to be taken above to be taken to the reasonable satisfaction of the Collateral Agent.

         10.14 Release of Guarantors. In the event any Assignor which is a Subsidiary of the Borrower is released from its obligations pursuant to the Subsidiaries Guaranty, such Assignor (so long as not the Borrower) shall be released from this Agreement and this Agreement shall, as to such Assignor only, have no further force or effect.

                                      * * *

                                                                       Exhibit I
                                                                         Page 31

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                  FLOWERS FOODS, INC.,
                                      as an Assignor


                                  By: /s/ Thomas B. Jones, Jr.
                                     ---------------------------------------
                                     Title: Treasurer



                                  FLOWERS BAKERIES BRANDS, INC.
                                  FLOWERS FINANCE, LLC
                                  FLOWERS BAKERIES, LLC
                                  FLOWERS BAKING CO. OF FLORIDA, LLC
                                  FLOWERS BAKING CO. OF MIAMI, LLC
                                  FLOWERS BAKING CO. OF JACKSONVILLE, LLC
                                  FLOWERS BAKING CO. OF BRADENTON, LLC
                                  FLOWERS BAKING CO. OF THOMASVILLE, LLC
                                  FLOWERS BAKING CO. OF VILLA RICA, LLC
                                  FLOWERS BAKING CO. OF OPELIKA, LLC
                                  HARDIN'S BAKERY, LLC
                                  HOME BAKING COMPANY, LLC
                                  HUVAL BAKERY, LLC
                                  BUNNY BREAD, LLC
                                  FLOWERS BAKING CO. OF BATON ROUGE, LLC
                                  FLOWERS BAKING CO. OF JAMESTOWN, LLC
                                  FRANKLIN BAKING COMPANY, LLC
                                  FLOWERS BAKING CO. OF LYNCHBURG, LLC
                                  FLOWERS BAKING CO. OF NORFOLK, LLC
                                  FLOWERS BAKING CO. OF MORRISTOWN, LLC
                                  SCHOTT'S BAKERY, LLC
                                  FLOWERS BAKING CO. OF WEST VIRGINIA, LLC
                                  THE DONUT HOUSE, LLC
                                  FLOWERS BAKING CO. OF TEXAS, LLC
                                  FLOWERS BAKING CO. OF TYLER, LLC
                                  BUTTERKRUST BAKERY, LLC
                                  EL PASO BAKING CO., LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ---------------------------------
                                     Title: Authorized Representative



                                  SAN ANTONIO BAKING CO., LLC
                                  AUSTIN BAKING CO., LLC
                                  CORPUS CHRISTI BAKING CO., LLC
                                  FLOWERS BAKING CO. OF TEXARKANA, LLC
                                  HOLSUM BAKING COMPANY, LLC
                                  SHIPLEY BAKING COMPANY, LLC
                                  STORCK BAKING COMPANY, LLC
                                  BAILEY STREET BAKERY, LLC
                                  TABLE PRIDE, LLC
                                  FLOWERS BAKING CO. OF MEMPHIS, LLC
                                  HAMPTON ROADS BAKING COMPANY, LLC
                                  MRS. SMITH'S BAKERIES, LLC
                                  EUROPEAN BAKERS, LLC
                                  AUNT FANNY'S BAKERY, LLC
                                  DAN-CO BAKERY, LLC
                                  DANIEL'S HOME BAKERY OF NORTH CAROLINA, LLC
                                  MRS. SMITH'S BAKERIES SALES SUPPORT GROUP, LLC MRS. SMITH'S FOIL COMPANY, LLC
                                  MRS. SMITH'S BAKERIES FROZEN DISTRIBUTORS, LLC MRS. SMITH'S BAKERIES OF PENNSYLVANIA, LLC FLOWERS SPECIALTY FOODS OF MONTGOMERY, LLC FLOWERS BAKING COMPANY OF FOUNTAIN INN, LLC FLOWERS FRESH BAKERY DISTRIBUTORS, INC.
                                  MRS. SMITH'S BAKERY OF LONDON, LLC
                                  MRS. SMITH'S BRANDS, INC.
                                  MRS. SMITH'S BAKERY OF STILWELL, LLC
                                  MRS. SMITH'S BAKERY OF SPARTANBURG, LLC
                                  MRS. SMITH'S BAKERY OF CROSSVILLE, LLC
                                  MRS. SMITH'S BAKERY OF SUWANEE, LLC



                                  By: /s/ Thomas B. Jones, Jr.
                                     ------------------------------
                                     Title: Authorized Representative


Accepted and Agreed to:


BANKERS TRUST COMPANY,
   as Collateral Agent


By: /s/ Scottye D. Lindsey
   ---------------------------
   Title: Vice President

                                                                         ANNEX A

            SCHEDULE OF CHIEF EXECUTIVE OFFICES AND RECORD LOCATIONS


1.       FLOWERS FOODS, INC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

2.       FLOWERS BAKERIES BRANDS, INC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

3.       FLOWERS BAKERIES, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

4.       FLOWERS BAKING CO. OF FLORIDA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

5.       FLOWERS BAKING CO. OF MIAMI, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         17800 NW Miami Court                        17800 NW Miami Court
         Miami, FL 33169                             Miami, FL 33169

6.       FLOWERS BAKING CO. OF JACKSONVILLE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2261 West 30th Street                       2261 West 30th Street
         Jacksonville, FL 32209                      Jacksonville, FL 32209

7.       FLOWERS BAKING CO. OF BRADENTON, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         6490 Parkland Drive                         6490 Parkland Drive
         Bradenton, FL 34243                         Sarasota, FL 34243

8.       FLOWERS BAKING CO. OF THOMASVILLE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         300 Madison Street                          300 Madison Street
         Thomasville, GA 31792                       Thomasville, GA 31792

9.       FLOWERS BAKING CO. OF VILLA RICA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         134 Doyle McCain Drive                      134 Doyle McCain Drive
         Villa Rica, GA 30180                        Villa Rica, GA 30180


10.      FLOWERS BAKING CO. OF OPELIKA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         101 Simmons Street                          101 Simmons Street
         Opelika, AL 36801                           Opelika, AL 36801

11.      HARDIN'S BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         546 15th Street                             546 15th Street
         Tuscaloosa, AL 35403                        Tuscaloosa, AL 35403

12.      HOME BAKING COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         900 North 16th Street                       900 North 16th Street
         Birmingham, AL 35203                        Birmingham, AL 35203

13.      HUVAL BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         720 West Simcoe Street                      720 West Simcoe Street
         Lafayette, LA 70501                         Lafayette, LA 70501

14.      BUNNY BREAD, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5646 Lewis Road                             5646 Lewis Road
         New Orleans, LA 70126                       New Orleans, LA 70126

15.      FLOWERS BAKING CO. OF BATON ROUGE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1504 Florida Blvd.                          1504 Florida Blvd.
         Baton Rouge, LA 70802                       Baton Rouge, LA 70802

16.      FLOWERS BAKING CO. OF JAMESTOWN, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         801 Main Street                             801 Main Street
         Jamestown, NC 27282                         Jamestown, NC 27282

17.      FRANKLIN BAKING COMPANY, LLC

         Chief Executive Office:                     Office Location:           Plant Location
         -----------------------                     ----------------           --------------
         607 North Carolina Street                   607 North Carolina Street  500 W. Grantham St.
         Goldsboro, NC 27530                         Goldsboro, NC  27533       Kinston, NC 27530

18.      FLOWERS BAKING CO. OF LYNCHBURG, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1905 Hollins Mill Road                      1905 Hollins Mill Road
         Lynchburg, VA 24503                         Lynchburg, VA 24503


19.      FLOWERS BAKING CO. OF NORFOLK, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1925 Flowers Circle                         1925 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

20.      FLOWERS BAKING CO. OF MORRISTOWN, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1725 West First North Street                1725 West First North Street
         Morristown, TN 37814                        Morristown, TN 37814

21.      SCHOTT'S BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         3000 Washington Avenue                      3000 Washington Avenue
         Houston, TX 77007                           Houston, TX 77007

22.      FLOWERS BAKING CO. OF WEST VIRGINIA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1188 Coal Heritage Road                     1188 Coal Heritage Road
         Bluefield, WV 24701                         Bluefield, WV 24701

23.      THE DONUT HOUSE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5040 McCorkle Avenue                        5040 McCorkle Avenue
         South Charleston, WV  31757                 South Charleston, WV  31757

24.      FLOWERS BAKING CO. OF TEXAS, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

25.      FLOWERS BAKING CO. OF TYLER, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1200 W. Erwin Street                        1200 W. Erwin Street
         Tyler, TX 75702                             Tyler, TX 75702

26.      BUTTERKRUST BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         6000 NE Loop 410                            6000 NE Loop 410
         San Antonio, TX 78218                       San Antonio, TX 78218

27.      EL PASO BAKING CO., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 North Dallas Street                     301 North Dallas Street
         El Paso, TX 79901                           El Paso, TX 79901


28.      EL PASO BAKING COMPANY DE MEXICO, S.A. DE C.V.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 North Dallas Street                     301 North Dallas Street
         El Paso, TX 79901                           El Paso, TX 79901

29.      SAN ANTONIO BAKING CO., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

30.      AUSTIN BAKING CO., LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

31.      CORPUS CHRISTI BAKING CO., LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

32.      FLOWERS BAKING CO. OF TEXARKANA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         7 Jim Walters Drive                         7 Jim Walters Drive
         Texarkana, AR 71854                         Texarkana, AR 71854

33.      HOLSUM BAKING COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         220 Tennessee Street                        220 Tennessee Street
         Pine Bluff, Arkansas 71611                  Pine Bluff, Arkansas 71611

34.      SHIPLEY BAKING COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         73 South 6th Street                         73 South 6th Street
         Fort Smith, AR 72901                        Fort Smith, AR 72901

35.      STORCK BAKING COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

36.      BAILEY STREET BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         165 Bailey Street SW                        165 Bailey Street SW
         Atlanta, GA 30314                           Atlanta, GA 30314


37.      TABLE PRIDE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1940 Will Ross Court                        1940 Will Ross Court
         Chamblee, GA 30341                          Chamblee, GA 30341

38.      FLOWERS BAKING CO. OF MEMPHIS, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1029 South Florida Street                   1029 South Florida Street
         Memphis, TN 38106                           Memphis, TN 38106

39.      HAMPTON ROADS BAKING COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1209 Corprew Avenue                         1209 Corprew Avenue
         Norfolk, VA 23504                           Norfolk, VA 23504

40.      MRS. SMITH'S BAKERIES, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

41.      EUROPEAN BAKERS, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5055 South Royal Atlanta Drive              5055 South Royal Atlanta Drive
         Tucker, GA 30084                            Tucker, GA 30084

42.      AUNT FANNY'S BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1039 Grant Street, SE                       1039 Grant Street, SE
         Atlanta, GA 30315                           Atlanta, GA 30315

43.      DAN-CO BAKERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         301 Cash Memorial Drive                     301 Cash Memorial Drive
         Forest Park, GA 30297                       Forest Park, GA 30297

44.      DANIEL'S HOME BAKERY OF NORTH CAROLINA,
         LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         701 Jones Street                            701 Jones Street
         Pembroke, NC 28372                          Pembroke, NC 28372

45.      MRS. SMITH'S BAKERIES SALES SUPPORT GROUP,
         LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024


46.      MRS. SMITH'S FOIL COMPANY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         255 South Street                            255 South Street
         Pottstown, PA 19464                         Pottstown, PA 19464

47.      MRS. SMITH'S BAKERIES FROZEN DISTRIBUTORS, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

48.      MRS. SMITH'S BAKERIES OF PENNSYLVANIA, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

49.      FLOWERS SPECIALTY FOODS OF MONTGOMERY, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         140 Folmar Parkway                          140 Folmar Parkway
         Montgomery, AL 36105                        Montgomery, AL 36105

50.      FLOWERS BAKING COMPANY OF FOUNTAIN INN, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

51.      FLOWERS FRESH BAKERY DISTRIBUTORS, INC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1411 Mountain Road                          1411 Mountain Road
         Andersonville, TN 37705                     Andersonville, TN 37705

52.      MRS. SMITH'S BAKERY OF LONDON, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         501 East Fourth Street                      501 East Fourth Street
         London, KY 40741                            London, KY 40741

53.      MRS. SMITH'S BRANDS, INC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2855 Rolling Pin Lane, Suite A              2855 Rolling Pin Lane, Suite A
         Suwanee, GA 30024                           Suwanee, GA 30024

54.      MRS. SMITH'S BAKERY OF SPARTANBURG, LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         7001 Asheville Highway                      7001 Asheville Highway
         Spartanburg, SC 29303                       Spartanburg, SC 29303


55.      MRS. SMITH'S BAKERY OF CROSSVILLE, LLC.

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1067 North Main Street                      1067 North Main Street
         Crossville, TN 38555                        Crossville, TN 38555

56.      MRS. SMITH'S BAKERY OF STILWELL, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         5 East Walnut Street                        5 East Walnut Street
         Stilwell, OK 74960                          Stilwell, OK 74960

57.      MRS. SMITH'S BAKERY OF SUWANEE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         2900 Rolling Pin Lane, Suite B              2900 Rolling Pin Lane, Suite B
         Suwanee, GA 30024                           Suwanee, GA 30024

58.      FLOWERS FINANCE, LLC

         Chief Executive Office:                     Record Location:
         -----------------------                     ----------------
         1919 Flowers Circle                         1919 Flowers Circle
         Thomasville, GA 31757                       Thomasville, GA 31757

                                                                       Exhibit B



                      EXACT LEGAL NAME OF EACH PLEDGOR AND
                       STATE OF INCORPORATION/ORGANIZATION



I.   Flowers Foods, Inc. (GA)                                                                   58-2582379      Parent
     -------------------
     1.  Flowers Finance, LLC (DE)                                                              51-0407746       100%
     2.  Flowers Bakeries, LLC (GA)                                                             59-3483283       100%
         i.     Flowers Baking Co. of Florida, LLC (FL)                                         58-1301118       100%
                1.  Flowers Baking Co. of Miami, LLC  (FL)                                      59-1758784       100%
                2.  Flowers Baking Co. of Jacksonville, LLC  (FL)                               59-1718773       100%
                3.  Flowers Baking Co. of Bradenton, LLC  (FL)                                  58-1723981       100%
         ii.    Flowers Baking Co. of Thomasville, LLC (GA)                                     58-1330782       100%
         iii.   Flowers Baking Co. of Villa Rica, LLC (GA)                                      58-2109227       100%
         iv.    Flowers Baking Co. of Opelika, LLC (AL)                                         63-0752595       100%
                1.  Bailey Street Bakery, LLC (AL)                                              58-2272791       100%
         v.     Hardin's Bakery, LLC (AL)                                                       63-0252356       100%
         vi.    Home Baking Company, LLC (AL)                                                   63-0334970       100%
         vii.   Huval Bakery, LLC (LA)                                                          59-1686698       100%
                1.  Bunny Bread, LLC (LA)                                                       72-0500448       100%
                    a.   Flowers Baking Co. of Baton Rouge, LLC (LA)                            58-1740889       100%
         viii.  Flowers Baking Co. of Jamestown, LLC (NC)                                       58-1567728       100%
         ix.    Franklin Baking Company, LLC (NC)                                               56-0605051       100%
         x.     Flowers Baking Co. of Lynchburg, LLC (VA)                                       58-1309193       100%
         xi.    Flowers Baking Co. of Norfolk, LLC (VA)                                         58-1330779       100%
         xii.   Flowers Baking Co. of Morristown, LLC (TN)                                      58-1403615       100%
         xiii.  Schott's Bakery, LLC (TX)                                                       74-0886850       100%
         xiv.   Flowers Baking Co. of West Virginia, LLC (WV)                                   55-0654747       100%
                1.  The Donut House, LLC (WV)                                                   55-0517749       100%
         xv.    Flowers Baking Co. of Texas, LLC (TX)                                           58-1453104       100%
                1.  Flowers Baking Co. of Tyler, LLC (GA)                                       75-1786865       100%
                    a.   Butterkrust Bakery, LLC (TX)                                           74-2720708       100%
                2.  El Paso Baking Co., LLC (TX)                                                74-2657988       100%
                    a.   El Paso Baking Company de Mexico, S.A. de C.V. (MEXICO)                   100%
                3.  San Antonio Baking Co., LLC (TX)                                            74-2830409       100%
                4.  Austin Baking Co., LLC (TX)                                                 74-2830410       100%
                5.  Corpus Christi Baking Co., LLC. (TX)                                        74-2830414       100%
         xvi.   Flowers Baking Co. of Texarkana, LLC (AR)                                       71-0638493       100%
         xvii.  Holsum Baking Company, LLC (AR)                                                 71-0209537       100%
         xviii. Shipley Baking Company, LLC (AR)                                                71-0254043       100%
         xix.   Storck Baking Company, LLC (WV)                                                 55-0745937       100%
         xx.    Table Pride, LLC (GA)                                                           58-1846861       100%
         xxi.   Flowers Baking Co. of Memphis, LLC (TN)                                         62-1799669       100%

                                                                       Exhibit B
                                                                          Page 2


         xxii.  Hampton Roads Baking Company, LLC (VA)                                          58-2593937       100%
         xxiii. Flowers Bakeries Brands, Inc. (DE)                                              51-0407486       100%
     3.  Mrs. Smith's Bakeries, LLC (GA)                                                        58-2392473       100%
         a.     European Bakers, LLC (GA)                                                       58-0944858       100%
         b.     Aunt Fanny's Bakery, LLC (GA)                                                   58-2168689       100%
         c.     Dan-Co Bakery, LLC (GA)                                                         58-1989098       100%
                i.  Daniel's Home Bakery of North Carolina, LLC (NC)                            58-2023526       100%
         d.     Mrs. Smith's Bakeries Sales Support Group, LLC (GA)                             58-1846859       100%
                i.  Mrs. Smith's Foil Company, LLC (GA)                                         23-2947803       100%
         e.     Mrs. Smith's Bakeries Frozen Distributors, LLC (GA)                             58-2125054       100%
         f.     Mrs. Smith's Bakeries of Pennsylvania, LLC (GA)                                 58-2236380       100%
         g.     Flowers Specialty Foods of Montgomery, LLC (AL)                                 63-0998333       100%
         h.     Flowers Baking Company of Fountain Inn, LLC (SC)                                57-0641441       100%
         i.     Flowers Fresh Bakery Distributors, Inc. (TN)                                    62-1574151       100%
         j.     Mrs. Smith's Bakery of London, LLC (KY)                                         61-1027735       100%
         k.     Mrs. Smith's Brands, Inc. (SC)                                                  57-1069445       100%
         l.     Mrs. Smith's Bakery of Stilwell, LLC (OK)                                       73-0962847       100%
         m.     Mrs. Smith's Bakery of Spartanburg, LLC. (SC)                                   57-0518564       100%
         n.     Mrs. Smith's Bakery of Crossville, LLC. (TN)                                    58-1333171       100%
         o.     Mrs. Smith's Bakery of Suwanee, LLC (GA)                                        58-2480300       100%

                                                                         ANNEX C

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

         FLOWERS FOODS, INC.
         1919 Flowers Circle, Thomasville, GA 31757
         Thomas County Airport, Thomasville, GA 31757
         Ashley Street, Thomasville, GA 31792

         FLOWERS FINANCE, LLC
         NONE.

         FLOWERS BAKERIES, LLC AND ITS SUBSIDIARIES

      FBC OF THOMASVILLE - 0101 FLOWERS BAKING COMPANY OF THOMASVILLE, LLC

1. Tallahassee Warehouse/#4652 Thrift Store, 3385 South Monroe Street, Tallahassee, FL 32301
2. Carrabelle Warehouse, 409 Avenue A South ( Highway 67), Carrabelle, FL 32322
3. Panama City Warehouse/Thrift Store #4631, 1512 West 23rd Street , Panama City, FL 32405
4. Port St. Joe Warehouse, 205 Ponderosa Drive, Port St. Joe, FL 32456
5. Bainbridge Warehouse, 1507 Pierce Street, Bainbridge, GA 31717
6. Quincy Warehouse/ #4628 Thrift Store, 321 West Jefferson Street, Quincy, FL 32351
7. Blountstown Warehouse, 634 South Main Street, Blountstown, FL 32424
8. Dothan Warehouse/Thrift Store #4614, 1735 Ross Clark Circle, Dothan, AL 36301
9. Blakely Warehouse, Howell Avenue, Blakely, GA 31723
10. Daleville Warehouse, 1111 South Daleville Avenue, Daleville, AL 36322
11. Cottondale Warehouse, East Broad Street, Cottondale, FL 32431
12. Thomasville Warehouse, 119 Lester Street, Thomasville, GA 31792
13. Moultrie Warehouse, 124 Sunset Circle, Moultrie, GA 31768
14. Valdosta Warehouse, 110 Hemlock Street, Valdosta, GA 31601
15. Perry FL Warehouse, 1218 Wright Street, Perry, FL 32347
16. Albany Warehouse, 106 Sunbeam Lane, Albany, GA 31706
17. Cordele Warehouse, 167 Rockhouse Road, Cordele, GA 31015
18. Perry GA Warehouse/Thrift Store #4608, 500 Courtney Hodges Blvd., Perry, GA 31069
19. Americus Warehouse, Old Dawson Road Highway 19 South, Dawson, GA 31709
20. Tifton Warehouse, 411 Omega Road, Tifton, GA 31794
21. Douglas Warehouse, Pope Drive, Douglas, GA 31533
22. Macon Warehouse/Thrift Store #4611, 2267 Anthony Road, Macon, GA 31206
23. Pelham Warehouse, 135 Carroll Street, Pelham, GA 31799
24. Madison, FL Warehouse, U.S. 90 West Section 21 Country Club Road, Madison, FL 32340
25. Dublin Warehouse, 106 Nathaniel Drive, Dublin, GA 31021
26. Ft. Walton Warehouse, 638 Anchors Street, Ft. Walton, FL 32548
27. Pensacola Warehouse, 9201 North Davis Highway, Pensacola, FL 32514
28. Mossy Head Warehouse, 496 West Highway 90, Mossy Head, FL 32434
29. Panama City Beach Warehouse, 501 B. Enterprise Drive, Panama City Beach, FL 32407
30. Andalusia Warehouse/ Thrift Store #4685, 1110 Sanford Road Highway 84 East, Andalusia, AL 36420
31. Brewton Warehouse, 707 Highway 31, Brewton, AL 36426

                                                                       Exhibit C
                                                                          Page 2

32. Pensacola #2 Warehouse, 8804-B Grow Road, Pensacola, FL 32514
33. Milton Thrift Store # 4689, 6559 Suite B, Highway 90, Milton, FL 32570
34. Albany #4664 Thrift Store, 130 North Magnolia Street, Albany, GA 31706
35. Albany #4665 Thrift Store, 1720 East Broad Street, Albany, GA 31705
36. Americus #4602 Thrift Store, 406 Tripp Street, Americus, GA 31709
37. Cordele #4612 Thrift Store, 904 E. 16th Avenue, Cordele, GA 31015
38. Douglas #4660 Thrift Store, 1421 West Baker Highway, Douglas, GA 31533
39. Dublin #4695 Thrift Store, 1632 Veterans Blvd. Oaks 111, Dublin, GA 31027
40. Ft. Walton # 4680 Thrift Store, 310 Eglin Parkway, Ft. Walton, FL 32548
41. Lynn Haven #4618 Thrift Store, 2400 South Highway 77, Lynn Haven, FL 32444
42. Macon # 4607 Thrift Store, 2017 Millerfield Road, Macon, GA 31205
43. Moultrie #4605 Thrift Store, 905 1st Avenue, Moultrie, GA 31768
44. Ozark #4613 Thrift Store, 805 East Andrews Avenue, Ozark, AL 36360
45. Pensacola #4690 Thrift Store, 3107 West Michigan Avenue, Pensacola, FL 32581
46. Pensacola #4691 Thrift Store, East Nine Mile Road, Pensacola, FL 32581
47. Pensacola # 4693 Thrift Store, 9257 Davis. Road North, Pensacola, FL 32581
48. Springfield # 4619 Thrift Store, 3205 East Bus. 98, Springfield, FL 32401
49. Tallahassee #4623 Thrift Store, 2420 Pensacola Avenue, Tallahassee, FL 32301
50. Thomasville # 4651 Thrift Store, 236 South Madison Street, Thomasville, GA 31792
51. Tifton #4671 Thrift Store, 724 W. 2nd Street, Tifton, GA 31793
52. Valdosta #4672 Thrift Store, 2124 Bemis Road, Valdosta, GA 31601

                      TUSCALOOSA 0104 HARDIN'S BAKERY, LLC

1. 5 Points West Thrift Store, 1564 Bessemer Road, Birmingham, AL 35208
2. Alabaster Thrift Store, 222 2nd Street SW, Alabaster, AL 35007
3. Arlington Road Thrift Store, 6525 Memphis-Arlington Road Suite 101, Memphis, TN 38119
4. Athens Warehouse & Thrift Store, 1104 Annie Ruth Jamar, Athens, AL. 35611
5. Batesville Warehouse, 27837 Highway 6, Sardis, MS 38666
6. Brent Warehouse, Highway 25 South, Brent, AL 35034
7. Centerpoint Thrift Store, 1629 Centerpoint, Centerpoint, AL 35215
8. Columbus Warehouse, 2168 Highway 69 South, Columbus, MS 39702
9. Columbus Thrift Store, 126 Alabama Street, Columbus, MS 39701
10. Corinth Warehouse, 3006 Highway 72 West, Corinth, MS 38834
11. Corinth Thrift Store, 3002 Highway 72 West, Corinth, MS 38834
12. Cullman Warehouse & Thrift Store, 2020 W. Main Street, Cullman, AL 35055
13. Decatur Warehouse & Thrift Store, 2310 Old Moulton Road, Decatur, AL 35602
14. Demopolis Warehouse, S Industrial Park, Sect. A, Bldg. 1, Lot J, Demopolis, AL 36732
15. Fayette Thrift Store, 217 2nd Street NE Lane Shopping Center, Fayette, AL 35555
16. Fayette Warehouse, Old Tuscaloosa Highway, Fayette, AL 35555
17. Florence Warehouse &Thrift Store, 3608 Cloverdale Road, Florence, AL 35630
18. Gardendale Thrift Store, 1060 Main, Gardendale, AL 35071
19. Greensboro Thrift Store, 3201 10th Avenue, Tuscaloosa, AL 35401
20. Grove Hill Warehouse, 199C South Jackson Street, Grove Hill, AL 36451
21. Haleyville Warehouse, 2415 11th Avenue, Haleyville, AL 35565

                                                                       Exhibit C
                                                                          Page 3

22. Hamilton Warehouse, Highway 78 South, Hamilton, AL 35570
23. Horn Lake Thrift Store, 3342 Goodman Road West, Horn Lake, MS 38637
24. Houston Warehouse, 108 Malcolm Street, Houston, MS 38851
25. Huntsville Warehouse & Thrift Store, 2516 C Sparkman Drive, Huntsville, AL. 35810
26. Huntsville Thrift Store, 7920 Charlotte Drive, Huntsville, AL. 35802
27. Jackson TN Warehouse, 123 Ragland Road, Jackson, TN 38301
28. Jasper Thrift Store, 58 East 19th Street, Jasper, AL 35501
29. Jasper Warehouse & Thrift Store, 5501 Highway 78 East, Jasper, AL 35501
30. Summer Avenue Thrift Store, 4770 Summer Avenue, Memphis, TN 38119
31. Stage Road Thrift Store, 5771 Stage Road, Bartlett, TN 38134
32. Thomas Road Warehouse, 1910 Thomas Road, Memphis, TN 38134
33. Meridian Thrift Store, 3400 8th Street, Meridian, MS 39301
34. Meridian Warehouse, 2633 Sellers Drive, Meridian, MS 39301
35. Moody Thrift Store, 2841 & 2843 Moody Parkway, Moody, AL 35004
36. Monroeville Warehouse, 3924 South Alabama (Highway 21 South), Monroeville, AL 36461
37. Northport Thrift Store, 1101 Lurleen Wallace Blvd. North, Northport, AL
35476
38. Olive Branch Thrift Store, 5220 Hacks Cross Road Unit A (1), Olive Branch, MS 38654
39. Olive Branch Thrift Store, 5940 Goodman Road, Olive Branch, MS 38654
40. Oxford Warehouse, 1103-A Jackson Avenue, Oxford, MS 38655
41. Pelham Warehouse & Thrift Store, 2880 Pelham Parkway (Highway 31), Pelham, AL 35214
42. Philadelphia Warehouse, 101 Street Francis Drive, Philadelphia, MS 39350
43. Phil Campbell Warehouse, 527 Railroad Street, Phil Campbell, AL 35581
44. Reform Warehouse, P.O. Box 118, Reform, AL 35481
45. Sheffield Thrift Store, 1700 Darby Drive, Florence, AL 35630
46. Starkville Warehouse, 507 Lincoln Green, Starkville, MS 39759
47. Sylacauga Warehouse & Thrift Store, 507 West Park Street, Sylacauga, AL
35150
48. Trinity Road Thrift Store, 7865 Trinity Road Suite 110, Memphis, TN 38119
49. Talladega Warehouse & Thrift Store, Rt. 1 highway 21, Talladega, AL 35160
50. Tuscaloosa Warehouse & Thrift Store, 827 Mimosa Park Road, Tuscaloosa, AL 35405
51. Houston Warehouse, 108 Malcolm Street, Houston, MS 38851
52. Bessemer Warehouse & Thrift Store, 150 Highway 150, Bessemer, AL 35020
53. Finley Warehouse & Thrift Store, 413 Old Finley Avenue, Birmingham, AL 35204
54. Trussville Warehouse & Thrift Store, 1151 Old Gadsden Highway, Trussville, AL 35173
55. Tupelo Warehouse & Thrift Store, 846 Cliff Gookin Blvd., Tupelo, MS 38801

          FBC OF OPELIKA - 0105 FLOWERS BAKING COMPANY OF OPELIKA, LLC

1. Columbus Thrift Store, 3705 Weems Road, Columbus, GA 31909
2. Phenix City Thrift Store, 3760 B Opelika Road, Phenix City, AL 36867
3. Opelika Thrift Store, 1503 Second Avenue, Opelika, AL 36801
4. Montgomery Thrift Store & Warehouse, 4323 Norman Bridge Road, Montgomery, AL 36105
5. Montgomery Thrift Store, 1401 Federal Drive, Montgomery, AL 36107
6. Columbus Thrift Store, 1403-A Warmsprings Road, Columbus, GA 31904
7. Selma Thrift Store & Warehouse, 2909 Citizen Parkway, Selma, AL 36701
8. Montgomery Thrift Store, 447 North Eastern Blvd., Montgomery, AL 36110

                                                                       Exhibit C
                                                                          Page 4

9. LaGrange Thrift Store & Warehouse, 523 New Franklin Road, LaGrange, GA 30240
10. Thrift Store & Warehouse, 3601 20th Avenue, Valley, AL 36854
11. Thomaston Warehouse, 86 Atwater Road, Thomaston, GA 30286
12. Roanoke Warehouse, Chestnut Street, Roanoke, AL 36274
13. Alex City Warehouse, Highway 22, Route 4, Alex City, AL 35010
14. Manchester Warehouse, 11/2 Truitt Street, Manchester, GA 31816
15. Clanton Warehouse, Newport Avenue, Clanton, AL 35045
16. Greenville Warehouse, 402 Conecuh Street, Greenville, AL 36037
17. Troy Warehouse, 16B South 3 Notch Street, Troy, AL 36081
18. Georgetown Warehouse, Highway 82 East, Georgetown, GA 31754
19. Phenix City Warehouse, 6 Budweiser Drive, Phenix City, AL 36867
20. Tallassee Warehouse, Route 5 1729 Gilmer Street, Tallassee, AL 36078

    FBC OF MORRISTOWN, INC. - 0107 FLOWERS BAKING COMPANY OF MORRISTOWN, LLC

1. Flowers Baking Co. of Morristown, 1725 West First North Street, Morristown, TN 37814
2. Morristown/Flowers Discount Bakery Store, 6716 West Andrew Johnson Highway, Talbott, TN 37877
3. Flowers Discount Bakery Store, 942 Emory Road, Powell, TN 37849
4. Flowers Discount Bakery Store, 366 E. Tennessee Avenue, Oak Ridge, TN 37830
5. Clinton Highway/Flowers Discount Bakery Store, 7111 Clinton Highway, Powell, TN 37849
6. Winona/Flowers Discount Bakery Store, 109 Winona Avenue, Knoxville, TN 37917
7. Flowers Discount Bakery Store, East Stone Drive, Kingsport, TN 37660
8. Gray/Flowers Discount Bakery Store, Suncrest Drive, US Highway 75, Gray, TN 37615
9. Flowers Discount Bakery Store, 2191 Clinton Highway, Powell, TN 37849

        JACKSONVILLE - #0110 FLOWERS BAKING COMPANY OF JACKSONVILLE, LLC

1. Phillips Highway Warehouse & Thrift Store, 3510 Phillips Highway, Jacksonville, FL 32207
2. US 1 Warehouse & Thrift Store, 5511 United States Highway 1, Jacksonville, FL 32209
3. Blanding Warehouse & Thrift Store, 6800 Blanding Blvd., Jacksonville, FL
32244
4. Brunswick Warehouse & Thrift Store, 6060 New Jesup Highway, Brunswick, GA
31520
5. Chiefland Warehouse, 128 NW 3rd Avenue, Chiefland, FL 32626
6. Cocoa Warehouse & Thrift Store, 1850 West King Street, Cocoa, FL 32926
7. Deland Warehouse & Thrift Store, 315 Spring Glen Avenue, Deland, FL 32720
8. Gainesville Warehouse & Thrift Store, 3800 N Main Street, Gainesville, FL
32605
9. Hardeeville Warehouse, 110 Highway 17 North, Hardeeville, SC 29927
10. Hazelhurst Warehouse, 508 South Williams Street, Hazelhurst, GA 31539
11. Holly Hill Warehouse & Thrift Store, 2001 Nova Road, Holly Hill, FL 32117
12. Jesup Warehouse, 282 NW Broad Street, Jesup, GA 31545
13. Lake City Warehouse & Thrift Store, 504 North 1st Street, Lake City, FL
32055
14. Live Oak Warehouse & Thrift Store, 113 NW Duval Street, Live Oak, FL 32060
15. Melbourne Warehouse & Thrift Store, 3088 Harbour City Blvd., Melbourne, FL 32935
16. Ocala Warehouse & Thrift Store, 6285 SW Highway 200, Ocala, FL 34476
17. Palatka Warehouse & Thrift Store, 109 South Palm Avenue, Palatka, FL 32177

                                                                       Exhibit C
                                                                          Page 5

18. Savannah Warehouse, 28 Westgate Blvd., Savannah, GA 31405
19. Starke Warehouse & Thrift Store, 208 E Brownlee Street, Starke, FL 32091
20. Statesboro Warehouse, 31 North Zetterower Avenue, Statesboro, GA 30458
21. St. Augustine Warehouse & Thrift Store, 407 State Road 207, St. Augustine, FL 32095
22. Vidalia Warehouse & Thrift Store, 200 E North Street, Vidalia, GA 30474
23. Waycross Warehouse, 1600 Reynolds Street, Waycross, GA 31501
24. Statesboro Thrift Store, 300-F East Main Street, Statesboro, GA 30458
25. Palm Bay Thrift Store, 6050 South Babcock Street, Palm Bay, FL 32909
26. Titusvile Thrift Store, 175 Park Avenue, Titusville, FL 32796
27. New Smyrna Beach Thrift Store, 1551 South Dixie Freeway, New Smyrna Beach, FL 32168
28. Mayport Thrift Store, 1193 Mayport Road, Atlantic Beach, FL 32233
29. Ocala Thrift Store #1, 1032 SW 1st Avenue, Ocala, FL 34474
30. Edgewood Thrift Store, 950 North Edgewood Avenue, Jacksonville, FL 32205

          FLOWERS OF MIAMI - # 112 FLOWERS BAKING COMPANY OF MIAMI, LLC

1. Miami Thrift Store, 17800 NW Miami Court, Miami, FL 33169
2. Hialeah Thrift Store, 3151 East 10th Avenue, Hialeah, FL 33013
3. Perrine Thrift Store, 18555 SW 109th Avenue, Miami, FL 33157
4. Pembroke Thrift Store, 3260 West Pembroke Road, Pembroke Pines, FL 33023
5. Taft Street Thrift Store, 7230 Taft Street, Hollywood, FL 33024
6. Opalocka Thrift Store, 122 West 27th Street, Hialeah, Fl 33010
7. Griffin Road Thrift Store, 3322 Griffin Road, Ft. Lauderdale, FL 33312
8 .Plantation Thrift Store, 701 South State Road 7, Plantation, FL 33317
9. Centerport Thrift Store, 171 SS 6th Street, Pompano Beach, Fl 33060
10. West Palm Beach Thrift Store, 2708 N Australian Avenue, West Palm Beach, FL 33407
11. Belle Glade Thrift Store, 101 NW 16th Street, Belle Glade, FL 33430
12. Port St. Lucie Thrift Store, 6599 S Us Highway 1, Port St Lucie, FL 34952
13. Riviera Beach Thrift Store, 150 N Congress Avenue, Riviera Beach, FL 33404
14. Belle Glade Warehouse, 101 NW 16th Street, Belle Glade, FL 33430
15. Okeechobee Warehouse, 220 SW 7th Street, Okeechobee, FL 34974
16. Riviera Warehouse, 1350 Congress Avenue, Riviera, FL 33407
17. Boynton Warehouse, 4927 Park Ridge Blvd., Boynton, FL 33426
18. Vero Beach Warehouse, 3215 Aviation Blvd., Vero Beach, FL 32960
19. Pt St. Lucie Warehouse , 6599 Us 1, Port St. Lucie, FL 34982
20. Centerport Warehouse, 2941 Center Port Circle, Pompano, FL 33064
21. Sawgrass Warehouse, 14321 NW 4th Street, Sunrise, FL 33325
22. Pembroke Warehouse, 3260 W Pembroke Road, Pembroke, FL 33023
23. Bakery Miami, 17800 NW Miami Court, Miami, FL 33169
24. Sweetwater Warehouse, 2681 NW 104 Court, Miami, FL 33165
25. Perrine Warehouse, 18555 SW 109th Avenue, Perrine, FL 33157
26. Key West Warehouse, 161 US 1 Rockland Key, Key West, FL 33040
27. Marathon Warehouse, 10701 6th Avenue Gulf, Marathon, FL 33040
28. Tavernier Warehouse, Overseas Highway - Ace Hardware, Tavernier, FL 33070
29. Opalocka Warehouse, 2700 NW 122 Street, Opa Locka, FL 33054

                                                                       Exhibit C
                                                                          Page 6

        VILLA RICA, INC. - #0113 FLOWERS BAKING COMPANY OF VILLA RICA LLC

1. Flowers Baking Company of Villa Rica, Inc., 134 Doyle McClain Drive, Villa Rica, GA 30180
2. Cartersville Thrift Store, 240 S Tennessee Street, Cartersville, GA 30120
3. Athens Warehouse, 1455 N Chase St, Athens, GA 30601
4. Athens Thrift Store, 1455 N Chase St, Athens, GA 30601
5. Monroe Warehouse, 1556 S Broad St, Monroe, GA 30655
6. Atlanta Warehouse, 165 Bailey Street SW, Atlanta, GA 30314
7. Atlanta Thrift Store, 165 Northside Drive, Atlanta, GA 30314
8. Griffin Warehouse/Thrift Store, 1639 Zebulon Road, Griffin, GA 30224
9. Lithonia Warehouse/Thrift Store, 2601 Stone Mt. Lithonia, Lithonia, GA 30058
10. Marietta Warehouse, 146 Powers Ferry Road, Marietta, GA 30067
11 .Marietta Thrift Store, 146 Powers Ferry Road, Marietta, GA 30067
12. Riverdale Warehouse/Thrift Store, 6866 Highway 85, Riverdale, GA 30274
13. Gainesville (Oakwood) Warehouse/Thrift Store, Rt 11 Oakwood Road, Gainesville, GA 30501
14. Cornelia Warehouse/Thrift Store, 1 Lee Street, Cornelia, GA 30531
15. Douglasville Warehouse, 5906 Bankhead Highway (Highway 78), Douglasville, GA 30134
16. Douglasville Thrift Store, 5906 Bankhead Highway (Highway 78), Douglasville, GA 30134
17. Douglasville Thrift Store (Highway 5), 7420 Douglas Avenue, Douglasville, GA 30135
18. Clayton Warehouse, N Main Street, Clayton, GA 30525
19. Forest Park Thrift Store, 4764 Jonesboro Road, Forest Park, GA 30297
20. Royston Warehouse, 761 Cook Street, Royston, GA 30662
21. Blue Ridge Warehouse/Thrift Store, 1750 Appalachian Highway, Blue Ridge, GA 30513
22. Madison Warehouse, 1030 Sulgrave Dr., Madison, GA 30650
23. Athens Thrift Street (Hawthorne), 210 Hawthorne Street, Athens, GA 30601
24. Stockbridge Thrift Store, 6041 N Highway 42, Bldg E, Stockbridge, GA 30281
25. Martinez Thrift Store, 4015 C-1 Washington Road, Martinez, GA 30907
26. Newnan Warehouse, 204 Pine Road, Newnan, GA 30263
27. Monroe Warehouse/Thrift Store, 1503 S Broad Street, Monroe, GA 30655
28. Augusta Thrift Store (Peach Orchard), 3240 Peach Orchard Road, Augusta, GA 30906
29. Canton Thrift Store, 3036 Marietta Highway, Canton, GA 30114
30. Loganville Thrift Store, 741 Highway 78, Loganville, GA 30052
31. Madison Thrift Store, 1400 Eatonton Road Suite 800, Madison, GA 30650
32. Covington Thrift Store, 6165 Highway 278, Covington, GA 30014
33. Union City Thrift Store, 6851 Shannon Parkway, Union City, GA 30291
34. East Point Thrift Store, 2879 East Point Street, East Point, GA 30344
35. Woodstock Warehouse, 4920 Canton Road, Woodstock, GA 30188
36. Woodstock Thrift Store, 4920 Canton Road, Woodstock, GA 30188
37. Carrollton Warehouse, 298 Barnes Drive, Carrollton, GA 30117
38. Carrollton Thrift Store, 500 Newnan Road, Carrollton, GA 30117
39. Gadsden Warehouse/Thrift Store, 1605 West Grand Avenue, Gadsden, AL 35904
40. Fayetteville Warehouse/Thrift Store, 4510 Thorton Taylor Parkway, Fayetteville, TN 37334
41. Nashville Thrift Store, 4714 Nolensville Road, Nashville, TN 37210
42. Goodlettsville Warehouse/Thrift Store, 159 Gleaves Street, Goodlettsville, TN 37070

                                                                       Exhibit C
                                                                          Page 7

43. Shelbyville Thrift Store, 400 Belmont Avenue, Shelbyville, TN 37160
44. Boaz Warehouse/Thrift Store, Highway 431 N, Rt. 5 Box 17, Boaz, AL 35957
45. Oneonta Warehouse/Thrift Store, 213 Second Street, Oneonta, AL 35121
46. Anniston (Saks) Warehouse/Thrift Store, 1426 North Highway. 431 North, Anniston, AL 36206
47. Gadsden Thrift Store, 1006 E. Broad, Gadsden, AL 35903 47. Rome Warehouse/Thrift Store, 1906 North Broad Street, Rome, GA 30161
48. Dalton Warehouse, 4523 Cleveland Highway, Cohutta, GA 30710
49. Ft. Payne Warehouse, 2437 Green Hill Blvd., FT Payne, AL 35967
50. Greenbrier Thrift Store, 1300 Greenbrier Road, Oxford, AL 36206
51. Arab Warehouse/Thrift Store, 532-6th Avenue NW, Arab, AL 35016
52. Cedartown Thrift Store, 115 East Avenue, Cedartown, GA 30125
53. Hixson Thrift Store, 5741 Highway 153, Suite G, Hixson, TN 37343
54. Chattanooga Warehouse/Thrift Store, 6214 Bonny Oaks Drive, Chattanooga, TN 37416
55. Ooltewah Thrift Store, 5619 Ooltewah Ringgold, Suite A, Ooltewah, TN 37363
56. Clarksville Warehouse/Thrift Store, 2545 Madison Street, Clarksville, TN
37040
57. Royston Thrift Store, 523 Church Street, Royston, GA 30662
58. Augusta Warehouse, 3307 Commerce Drive, Augusta, GA 30909
59. Villa Rica Thrift Store, 369 West Bankhead Highway, Villa Rica, GA 30180
60. Murfreesboro Warehouse, 840 Esther Lane, Murfreesboro, TN 37129
61. Bowling Green Thrift Store, 870 Fairview Avenue, Williamsburg Square, Bowling Green, KY 42103
62. Murfreesboro Thrift Store, 1811 Memorial Blvd., Murfreesboro, TN 37129
63. Rome Thrift Store, 2158 Shorter Avenue, Rome, GA 30160
64. Scottsboro Warehouse/Thrift Store, 805 East Willow Street, Scottsboro, AL 35768
65. Nashville Warehouse (Fessler's Lane), Woodycrest Avenue, Nashville, TN 37210
66. Bowling Green Warehouse/Thrift Store, 130 Ambassador Drive, Bowling Green, KY 42103
67. Lilburn Warehouse/Thrift Store, 116 Harmony Grove Road, Lilburn, GA 30047

                       LAFAYETTE - #114 HUVAL BAKERY, LLC

1. Evangeline Maid Thrift Store, 821 Cameron Street, Lafayette, LA 70501
2. Evangeline Maid Thrift Store, 1403 Moss Street, Lafayette, LA 70501
3. Evangeline Maid Warehouse, 137 Evans Lane, Lafayette, LA 70501
4. Evangeline Maid Warehouse & Thrift Store, 233 Rue DeBelier, Scott, LA 70583
5. Evangeline Maid Thrift Store, 1800 Memorial Highway, Abbeville, LA 70510
6. Evangeline Maid Thrift Store, 710 Admiral Doyle Drive, New Iberia, LA 70560
7. Evangeline Maid Warehouse & Thrift Store, 320 Bobcat, Eunice, LA 70535
8. Evangeline Maid Warehouse, 1102 Highway 3185, Thibodaux, LA 70301
9. Evangeline Maid Thrift Store, 1713 Canal Street, Thibodaux, LA 70301
10. Evangeline Maid Warehouse, 3655 West Main Street, Gray, LA 70359
11. Evangeline Maid Thrift Store, 1099 Highway 311, Houma, LA 70360
12. Evangeline Maid Thrift Store, 1601 Grand Caillou Road, Houma, LA 70360
13. Evangeline Maid Warehouse, 3245 Highway 70, Morgan City, LA 70380
14. Evangeline Maid Thrift Store, 744 Marguerite Street, Morgan City, LA 70380
15. Evangeline Maid Warehouse, 2304 Kirkman Street, Lake Charles, LA 70601

                                                                       Exhibit C
                                                                          Page 8

16. Evangeline Maid Thrift Store, 2525 Kirkman, Lake Charles, LA 70601
17. Evangeline Maid Warehouse & Thrift Store, 3105 Maplewood Drive, Sulphur, LA 70663
18. Bunny Bread Warehouse & Thrift Store, 512 E First Street, DeRidder, LA 70634
19. Bunny Bread Warehouse & Thrift Store, 1404 England Drive, Alexandria, LA
71301
20. Bunny Bread Thrift Store, 1709 East Texas Avenue, Alexandria, LA 71304
21. Bunny Bread Thrift Store, 2818 Highway 28 East, Pineville, LA 71360
22. Bunny Bread Warehouse, 110 Payne Street, Natchitoches, LA 71457

                       NEW ORLEANS - 115 BUNNY BREAD, LLC

1. Baker Warehouse, 13214 Plank Road, Baker, LA 70714
2. Baton Rouge Warehouse, 8921 Buzbee Drive, Baton Rouge, LA 70807
3. Maplewood Thrift Store, 5550 Maplewood Street, Baton Rouge, LA 70812
4. Slidell Warehouse/Thrift Store, 1451 Highway 190 West, Slidell, LA 70460
5. Harahan Warehouse, 9401 Jefferson Highway, Harahan , LA 70123
6. Chalmette Thrift Store, 6600 W. Judge Perez Drive, Chalmette, LA 70043
7. Gretna Warehouse/Thrift Store, 618 Commerce Street, Gretna, LA 70056
8. Gulfport Warehouse, 14373 Creosote Road Bldg B, Gulfport, MS 35903
9. Gulfport Thrift Store, 738 East Pass Road, Gulfprt, MS 39501
10. Mobile I Warehouse, 4370 Rangeline Park Drive, Mobile, AL 36608
11. Mobile II Warehouse, 11133 Old Highway 31, Spanish Fort, AL 36527
12. Springhill Thrift Store, 3201 Springhill Avenue, Mobile, AL 36604
13. Azalea Thrift Store, 751 Azalea Road, Mobile, AL 36693

                   PINE BLUFF #117 HOLSUM BAKING COMPANY, LLC

1. Holsum Baking Company, 220 Tennessee Street, Pine Bluff, AR 71611

                       HOUSTON - 0118 SCHOTT'S BAKERY, LLC

1. Aldine Warehouse, 14333 Inter Drive West, Houston, TX 77032
2. Baytown Warehouse & Thrift Store, 2800 N Alexander, Baytown, TX 77520
3. Beaumont Warehouse, 4845 Ward, Beaumont, TX 77705
4. Conroe Warehouse & Thrift Store, 450 N Loop 336 East, Conroe, TX 77301
5. Cripple Creek Warehouse, 4900 Cripple Creek, South Houston, TX 77034
6. Dover Warehouse, 12127 Dover Street, Houston, TX 77031
7. Huntsville Warehouse, 1784 Highway 19, Huntsville, TX 77340
8. Jasper Warehouse, Highway 77, Japser, TX 75951
9. Livingston Warehouse, Highway 190, Livingston, TX 77351
10. Northwoods Warehouse, 12225A FM529, Houston, TX 77041
11. Orange Warehouse, 2001 MacArthur, Orange, TX 77630
12. Texas City Warehouse & Thrift Store, 3410 5th Avenue, Texas City, TX 77570
13. West Columbia Warehouse, 11 Street & Jefferson, West Columbia, TX 77486
14. Washington Thrift Store, 3000 Washington Avenue, Houston, TX 77007
15. Livingston Thrift Store, 330 Pan American Drive, Livingston, TX 77351

                                                                       Exhibit C
                                                                          Page 9

            JAMESTOWN - #120 FLOWERS BAKING COMPANY OF JAMESTOWN, LLC

1. Albemarle Distribution Center, 300 South Broome Street, Albemarle, NC 28001
2. Anderson Distribution Center, 1435 Pearman Dairy Road, Anderson SC 29622
3. Asheboro Distribution Center, 1454 North Fayetteville Street, Asheboro, NC 27203
4. Asheville Distribution Center, 1370 Tunnell Road, Asheville, NC 28805
5. Burlington Distribution Center/Thrift Store, 2635 North, Church Street, Burlington, NC 27215
6. Columbia Distribution Center, 1125 Walter Price Blvd., Cayce, SC 29033
7. Concord Distribution Center/Thrift Store, 2800 Highway., 299 South, Concord, NC 28027
8. Durham Distribution Center/Thrift Store, 1511 East Club Road, Durham. NC
27704
9. Florence Distribution Center, 1725 South Irby, Florence, SC 29505
10. Gastonia Distribution Center/Thrift Store, 2602 Bessemer City Road, Gastonia, NC 28134
11. Greensboro Distribution Center, 228 Highway 68 South, Greensboro, NC 27409
12. Greenville Distribution Center, 8110 Whitehorse Road, Greenville, SC 29611
13. Henderson Distribution Center, 454 Dabney Drive, Henderson, NC 27536
14. Hickory Distribution Center/Thrift Store, 348 Lenoir Rhyne Blvd., Hickory, NC 28602
15. Indian Trail Distribution Center, 290 Unionville Road, Indian Trail, NC
28709
16. Laurens Distribution Center, 764 East Main Street, Laurens, SC 29360
17. Lexington Distribution Center, West 5th Avenue, Lexington, NC 27292
18. Marion Distribution Center, 1095 Sugarhill Road, Marion, NC 28752
19. Myrtle Beach Distribution Center, 1519 Executive Drive, Myrtle Beach, SC
29577
20. Orangeburg Distribution Center, 3709 Magnolia Street, Orangeburg, SC 29115
21. Reidsville Distribution Center, Lawndale Drive, Reidsville, SC 27320
21. Rock Hill Distribution Center/Thrift Store, 928 Heckle Blvd., Rock Hill, SC 29730
22. Rockingham Distribution Center, 611 Mill Road, Rockingham, NC 28379
23. Roxboro Distribution Center, 1027 Henry Street, Roxboro, SC 27573
24. Salisbury Distribution Center, 200 East Council Street, Salisbury, NC 28144
25. Sanford Distribution Center, 607 Bragg Street, Sanford, NC 28403
26. Seneca Distribution Center, 701 South Oak Street, Seneca, SC 29678
27. Spartanburg Distribution Center, 185 Southport Road, Spartanburg, SC 29301
28. Statesville Distribution Center/Thrift Store, 243 North Center Street, Statesvillle, SC 28677
29. Summerville Distribution Center, 120 Varnfiled Drive, Charleston, SC 29483
30. Sumter Distribution Center, 2640 Warehouse Blvd., Sumter, SC 291150
31. Sylva Distribution Center, East Sylva Shopping Center, Sylva, SC 28779
32. Wilkesboro Distribution Center, Rt. 2 Box 226, Wilkesboro, NC 28659
33. Winston-Salem Distribution Center, 1018 Supply Road, Rural Hall, NC 27104
34. Jamestown Thrift Store, 1100 Greensboro Road, High Point, NC 27260
35. High Point Thrift Store, 1332 South Main Street, High Point , NC 27260
36. Asheboro Thrift Store, 2355 North Fayetteville Road, Asheboro, NC 27203
37. Greensboro Thrift Store, 2609 E. Randleman Road,Greensboro, NC 27406
38. Burlington Thrift Store, 1605 Maple Avenue, Burlington, NC 27217
39. Sanford Thrift Store, 708 E. Main Street, Sanford, NC 27330
40. Durham Thrift Store, 2419 Guess Road, Durham, NC 27705
41. Hamlet Thrift Store, 812 E, Hamlet Avenue, Hamlet , NC 28379

                                                                       Exhibit C
                                                                         Page 10

42. Greensboro Thrift Store, 1227 4th Street, Greensboro, NC 27405
43. Salisbury Thrift Store, 1405 North Main Street, Salisbury, NC 28144
44. Salisbury Thrift Store, 510 South Main Street, Salisbury, NC 28144
45. Winston Salem Thrift Store, 501 Peters Creek Parkway, Winston-Salem , NC
27101
46. Winston Salem Thrift Store, 3914 Country Club Road, Winston-Salem, NC 27104
47. Lexington Thrift Store, 18960 Old Winston Road, Lexington, NC 27292
48. Indian Trail Thrift Store, 290 Unionville Indian Trail, Indian Trail, NC
28709
49. Wilkesboro Thrift Store, 802 Moravian Street, Wlikesboro, NC 28659
50. Asheville Thrift Store, Highway 70 Box 1370, Asheville, NC 28804
51. Flowers Baking Co., Jamestown. 801 W. Main Street, Jaemstown, NC 27282

            LYNCHBURG - 0124 FLOWERS BAKING COMPANY OF LYNCHBURG, LLC

1. Flowers Baking Co., 1905 Hollins Mill Road, Lynchburg, VA 24503
2. 1276 S Boston Road, Danville, VA 24540
3. 1201 Campbell Avenue, Lynchburg, VA 24501
4. 611 W. Market Street, Harrisonburg, VA 22801
5. 417 Washington Street, Altavista, VA 24517
6. 2016 South Main Street, Farmville, VA 23901
7. 8121 Timberlake, Lynchburg, VA 24502
8. I 64 Douthat Park Road, Clifton Forge, VA 24422
9. 2541-2555 Mechanicsville Turnpike, Mechanicsville, VA 23111
10. 3319 Oaklawn Blvd., Hopewell, VA 23860
11. 1020 Piney Forest Road, Danville, VA 24540
12. Rt. 5 Box 303 Le-High Highway, Lexington, VA 24450
13. 4908 Government Road, Richmond, VA 23231
14. 5696 Hull Street, Richmond, VA 23224
15. 60 Charles Street, Harrisonburg, VA 22802
16. 2213 W Main Street, Waynesboro, VA 22980
17. 2120 Lakeside Drive, Lynchburg, VA 24501
18. 206 Carlton Road, Charlottesville, VA 22902
19. 3221 Boulevard, Colonial Heights, VA 23834
20. 360 Greenbriar Drive, Charlottesville, VA 22901
21. Oak Drive, Madison Heights, VA 24572
22. 1901 Hollins Mill Road, Lynchburg, VA 24503
23. 523 Shenandoah Avenue, Roanoke, VA 24016
24. 307 E Atlantic Street, Emporia, VA 23847
25. 1013 Olde Williams Road, Fredericksburg, VA 22401
26. 3721Mechanicsville Turnpike, Mechanicsville, VA 23111
27. 733 E. Second Street, Chase City, VA 23924
28. 2502 Melrose, Roanoke, VA 24017
29. 512 Chalmers Street, South Boston, VA 24592
30. 111 Virginia Avenue, Collinsville, VA 24078
31. 825 Orange Street, Bedford, VA 24523
32. 309 Lavinder Street, Martinsville, VA 24112

                                                                       Exhibit C
                                                                         Page 11

33. 350 Greenville Avenue, Staunton, VA 24401
34. 1207 Jamison Road, Roanoke, VA 24013
35. 632 SOUTH Main Street, Danville, VA 24541
36. 4221 Williamson Road, Roanoke, VA 24012
37. Highway 350, Warsaw VA 22572
38. Highway 1(in Farm House), Jefferson Davis Highway, Fredericksburg, VA 22401
39. 3118 Williamsburg Road, Richmond, VA 23231

                     DONUT HOUSE - 0135 THE DONUT HOUSE, LLC

1. Main Bakery, 5040 MacCorkle Avenue SW, South Charleston, WV 25309
2. Allied Warehouse, 910 Pennsylvania Avenue, Charleston, WV 25302

          BLUEFIELD- 0139 FLOWERS BAKING COMPANY OF WEST VIRGINIA, LLC

1. Ashland Warehouse and Thrift Store, 3306 Winchester Avenue, Ashland, KY 41101
2. Beckley Warehouse and Thrift Store, 311 Stanford Road, Beckley, WV 25801
3. Crab Orchard Thrift Store, Robert C. Byrd Drive, Beckley, WV 15827
4. Big Stone Gap Warehouse, Route 23 (5 miles South of Big Stone Gap), Big Stone Gap, VA 24219
5. Bluefield Avenue Thrift Store, 1302 Bluefield Avenue, Bluefield, WV 24701
6. Main Bakery & Thrift Store, Coal Heritage Road, Bluefield, WV 24701
7. Bridgeport Thrift Store, 450 East Main Street, Bridgeport, WV 26633
8. Buchanon Thrift Store, Route 6, Box 115, Buckhannon, WV 26201
9. Bigley Avenue Thrift Store, 1007 Bigley Avenue, Charleston, WV 25312
10. Kanawha City Warehouse & Thrift Store, 7400 MacCorkle Avenue S.E.. Charleston, WV 25015
11. Clarksburg Warehouse & Thrift Store, 1201 South Chestnut Street, Clarksburg, WV 26301
12. Elkins Warehouse & Thrift Store, 200 11th Street & Cole Avenue, Elkins, WV 26241
13. Fairmont Thrift Store, 805 Morgantown, Avenue, Fairmont, WV 26554
14. Fairmont Warehouse, Indiana Avenue, Fairmont, WV 26554
15. Gallipolis Warehouse, 101 Jackson Pike, Gallipolis, OH 45631
16. Gassaway Warehouse, 298 Harold Road, Gassaway, WV 26601
17. Harlan Warehouse, Beside Baxter, KY Post Office, Harlan, KY 40831
18. Hazard Warehouse, Highway 80 West, Combs, KY 41729
19. Keen Mountain Warehouse, Route 460, Keen Mountain, VA 24624
20. Marion Warehouse, 527 South Main Street, Marion, VA 24354
21. Parkersburg Warehouse, 150 Blizzard Drive, Parkersburg, WV 26101
22. 7th Street Thrift Store, 7th Street, Parkersburg, WV 26101
23. Pikeville Thrift Store, 3216 Suite 1, Chloe Road, Pikeville, KY 41501
24. Portsmouth Warehouse & Thrift Store, 1008 Scott Street. Portsmouth, OH 45662
25. Prestonsburg Warehouse & Thrift Store, 333 Main Street, W. Prestonsburg, KY 41668
26. Princeton Thrift Store, 129 Brick Street. Princeton, WV 24740
27. Radford Warehouse & Thrift Store, Route 1124, Radford, VA 24142
28. Rainelle Warehouse, Route 60, McCross, Rainelle, WV 25962
29. Summersville Warehouse, 604 Arbuckle Road, Summersville, WV 26651
30. Williamson Warehouse, 1729 3rd Avenue, Williamson, WV 25661

                                                                       Exhibit C
                                                                         Page 12

        FBC OF BRADENTON - 0140 FLOWERS BAKING COMPANY OF BRADENTON, LLC

1. Tampa West-Warehouse, 5036 Tampa West Blvd., Tampa, Fl 33634
2. Tampa East-Warehouse, 8203 Adamo Blvd.,, Tampa, FL 33619
3. Zephyrhills-Warehouse, 4826 Airport Road,, Zephyrhills, FL 33541
4. Lakeland-Warehouse, 2043 Draneield, Lakeland, FL 33811
5. Winter Haven-Warehouse, 301 Commerce Court SW, Winter Haven, FL 33880
6. Sebring-Warehouse, -Thrift Store, 5200 US 27 North, Sebring, FL 33870
7. Hudson-Warehouse,-Thrift Store, 9633 SR 52, Hudson, FL 34667
8. Palm Harbor-Warehouse,-Thrift Store, 37490 US 19, Palm Haror, FL 34684
9. Joe's Creek-Warehouse, 4200 28th Street North, Saint Petersburg, FL 33713
10. Belcher Road-Warehouse, 7555 124 th Avenue North, Clearwater, FL 33755
11. Manasota-Warehouse, 6476 Parkland Drive, Sarasota, FL 34243
12. Port Charlotte Warehouse,-Thrift Store, 23240 Batshore Drive, Charlotte Harbor, FL 33950
13. Fort Myers-Warehouse,-Thrift Store, 13200 Metro Parkway, Forth Myers, FL
33907
14. Naples Warehouse,-Thrift Store, 170 Commercial Blvd., Naples, FL 33990
15. Lake Mary Warehouse,-Thrift Store, 4106 Orlando Drive, Sanford, FL 32771
16. Leesburg-Warehouse,-Thrift Store, 2402 West Main Street, Leesburg, FL 34748
17. Inverness-Warehouse, -Thrift Store, 2401 Highway 44 West, Inverness, FL
32652
18. Clemson-Warehouse, 3156 Clemson Road, Orlando, FL 32808
19. Kissimmee-Warehouse,-Thrift Store, 2895 Michigan Avenue, Kissimmee, FL 34741
20. Winter Park_Warehouse,-Thrift Store, 6800 Hanging Moss Road, Winter Park, FL 32807
21. Bayshore-Thrift Store, 4750 Bayline Drive, North Fort Myers, FL 33917
22. North Port-Thrift Store, 13655 Tamiami Trail, North Port, FL 34287
23. Bradenton Bakery-Thrift Store, 6490 Parkland Drive, Sarasota, FL 34243
24. Bradenton-Thrift Store, 3611 1St Street East, Unit 601, Bradenton, FL 34208
25. 54th Avenue-Thrift Store, 6443 54th Avenue North, Pinellas, FL 33709
26. Holiday-Thrift Store, 2922 Grand Blvd., Holiday, FL 34689
27. Zephyrhills-Thrift Store, 5536 Gall Blvd., Zephyrhills, FL 33541
28. Eustis-Thrift Store, 2400 Bay Street, Eustis, FL 32726
29. Waters-Thrift Store, 901 W. Waters, Tampa, FL 33618
30. Brandon-Thrift Store, 101 South Beverly Drive, Brandon, FL 33511
31. Plant City-Thrift Store, 115 Prosser Drive, Plant City, FL 33566
32. Lakeland-Thrift Store, 1615 East Edgewood Drive, Lakeland, FL 33801
33. Winter Haven-Thrift Store, 3092 Havendale Blvd., Winter Haven, FL 33881
34. Hiawassee-Thrift Store, 2507 Hiawassee Road, Orlando, FL 32818
35. Casselberry-Thrift Store, 2631 South Highway 17/92, Casselberry, FL 32707

             TEXARKANA #145 FLOWERS BAKING COMPANY OF TEXARKANA, LLC

1. #7 Jim Walter Drive, Texarkana, AR 71854

                                                                       Exhibit C
                                                                         Page 13

          BATON ROUGE - 0149 FLOWERS BAKING COMPANY OF BATON ROUGE, LLC

1. Beaumont Street, 1682 Beaumont Street, Baton Rouge, LA 70806
2. Hammond, 2370 Wardline Road, Hammond, LA 70404
3. Covington, Highway. 190 South (Mandeville Highway), Covington, LA 70433
4. L & A Road, 1800 L & A Road, Metairie, LA 70001
5. Townsend, 7448 Townsend Place, New Orleans, LA 70126
6. Westwego, 1219 Avenue H., Westwego, LA 70094
7. O'Neal Lane, 330 O'Neal Lane, Baton Rouge, LA 70816
8. McComb , 605 Avenue C, McComb, MS 39648
9. Natchez, 277 Highland Blvd., Natchez, MS 39120
10. Jackson, 4635 Highway. 80 East, Pearl, MS 39208
11. Hattiesburg, 5075 Highway 42, Hattiesburg, MS 39401
12. Greenville, Mississippi, Highway 82 East, Greenville, MS 38701
13. Baton Rouge Sunbeam Discount, 330 O'Neal Lane, Baton Rouge, LA 70819
14. Baton Rouge Sunbeam Discount, 2225 Florida Blvd., Denham Springs, LA 70726
15. Sunbeam Discount Bakery Store, 44009 Stein Road, Hammond, LA 70403
16. Sunbeam Discount Bakery Store, 1906 Collins Blvd., Suite 1, Covington LA
70433
17. Sunbeam Discount Bakery Store, 157 Highway 61-South #11, Natchez, MS 39120
18. Sunbeam Discount Bakery Store, 1401 Aston Avenue, McComb, MS 39648
19. Sunbeam Discount Bakery Store, 4360 Washington Avenue, New Orleans, LA 70125
20. Sunbeam Discount Bakery Store, 6735 St. Claude Avenue, Arabi, LA 70043
21. Sunbeam Discount Bakery Store, 7520 Westbank Expressway, Marrero, LA 70072
22. Sunbeam Discount Bakery Store, 1627 & 29 Williams Blvd., Kenner, LA 70062
23. Bunny Bread, 4635 Highway. 80 East, Pearl, MS 39208
24. Bunny Bread, 203 Highway. 51, Ridgeland, MS 39157
25. Bunny Bread, 5075 Highway 42, Hattiesburg, MS 39402
26. Sunbeam Discount Bakery Store, 2972 Florida Blvd., Baton Rouge, LA 70802

               EL PASO BAKING CO. #152 EL PASO BAKING COMPANY, LLC

1. El Paso Baking Co. Inc., 301 North Dallas Street, El Paso TX 79901
2. Eagle Thrift Store, & Warehouse, 450 Eagle Drive, El Paso, TX 79912
3. Zaragosa Thrift Store & Warehouse, 1530 Zaragoza Drive, El Paso, TX 79936
4. Yandell Thrift Store, 2430 E Yandell, El Paso, TX 79901
5. Las Cruces Thrift Store, & Warehouse, 601 W Amador, Las Cruces, NM 88001
6. Peralta Thrift Store, & Warehouse, 2472 Bosque Farms, Peralta, NM 87042
7. Albuquerque Warehouse, 4944 Jefferson NE, Albuquerque, NM 87109
8. Alamogordo Warehouse, 2401 Lawrence, Alamogordo, NM 88310
9. Carlsbad Warehouse, 304 S 6th Street Unit 8318, Carlsbad, NM 88220
10. Clovis Warehouse, 2122 N Ross Street, Clovis, NM 88101
11. Deming Warehouse, 1010 South Diamond Unit 310, Deming, NM 88030
12. Espanola Warehouse, Highway 68 Bldg 950-G, Espanola, NM 87533
13. Lordsburg Warehouse, 100 Main Street, Lordsburg, NM 88045
14. Santa Fe Warehouse, 2859 Cooks Road Unit C, Santa Fe, NM 87501
15. Silver City Warehouse, 4028 Highway 90 South, Silver City, NM 88061
16. Taos Warehouse, Bertha Road, Taos, NM 87521

                                                                       Exhibit C
                                                                         Page 14

17. T or C Warehouse, 800 North Cedar Unit 3, T or C, NM 87901
18. Roswell Warehouse, 5703 S Main Street, Unit D53 & E03, Roswell, NM 88201
19. Ft. Stockton Warehouse, 1509 West 11th B, Fort Stockton, TX 79735
20. Marfa Warehouse, 200 Block North Russell, Marfa, TX 79843
21. Van Horn Warehouse, West 2nd Street, Van Horn, TX 79855

                      BAILEY STREET BAKERY (MIDTOWN) - 0180

1. Midtown Bakery Inc., 165 Bailey Street, Atlanta, GA 30314

                 GOLDSBORO - #181 FRANKLIN BAKING COMPANY - #181

1. Goldsboro Thrift Store & Warehouse, 500W Grantham Street, Goldsboro, NC 27530
2. Kinston Thrift Store & Warehouse, Route 8 Box 148, Kinston, NC 28501
3. New Bern Thrift Store & Warehouse, 2002 Oaks Road, New Bern, NC 28560
4. Jacksonville Thrift Store & Warehouse, 805 Richlands Highway, Jacksonville, NC 28540
5. Wilmington Thrift Store & Warehouse, 2115 Castle Street, Wilmington, NC 28403
6. Morehead Thrift Store & Warehouse, 118 Industrial Drive, Morehead City, NC 28557
7. Greenville Thrift Store & Warehouse, 1107 Myrtle Avenue, Greenville, NC 27834
8. Rocky Mt. Thrift Store & Warehouse, 2917 South Church Street, Rocky Mount, NC 27801
9. Windsor Thrift Store & Warehouse, 436 US 13 Bypass, Windsor, NC 27983
10. Fayetteville Thrift Store & Warehouse, 2407 Hope Mills Road, Fayetteville, NC 28304
11. Dunn Thrift Store & Warehouse, 500 North McKay Avenue, Dunn, NC 28334
12. Raleigh Thrift Store & Warehouse, 1404 Bloodworth Street, Raleigh, NC 27610
13. Whiteville Thrift Store & Warehouse, 701 By-Pass Powell Road, Whiteville, NC 28473
14. Manteo Thrift Store & Warehouse, Highway 264/64 Manns Harbor, Manns Harbor, NC 27954
15. Raleigh Spring Forest T.S. & Warehouse, 3618 Spring Forest Road, Raleigh, NC 27610
16. Washington Thrift Store & Warehouse, Rt. 4 Box 290, Washington, NC 27889
17. Lumberton Thrift Store & Warehouse, Highway 24 East, Lumberton, NC 28358
18. Clinton Thrift Store & Warehouse, Highway 701 - Hobbton Highway, Clinton , NC 28329
19. Kinston(Dainty Maid) Thrift Store, 2006 N Queen Street, Kinston, NC 28504
20. Murfreesboro Thrift Store & Warehouse, Highway 258, Murfreesboro, NC 27844
21. Wilmington Thrift Store, 1055 South College Street, Wilmington, NC 28403
22. Kecoughtan Thrift Store, 3760 Kecoughtan Road, Hampton, VA 23669
23. Plaza Thrift Store & Warehouse, 120 South Plaza Trail, Virginia Beach, VA 23452
24. Pembroke Thrift Store, 601 East Pembroke Avenue, Hampton, VA 23669
25. Indian River T.S. & Warehouse, 6001 E. Indian River Road, Virginia Beach, VA 23464
26. Portsmouth Thrift Store & Warehouse, 3500 Airline Road, Portsmouth, VA 23701
27. Great Bridge T.S. & Warehouse, 800 South Battlefield Blvd., Chesapeake, VA 23320
28. Suffolk Thrift Store, 1160 Proctor Street, Suffolk, VA 23434
29. Whitemarsh T.S. & Warehouse,4872 George Washington Highway, Whitemarsh, VA 23061
30. Denbigh Thrift Store & Warehouse, 14440 Old Courthouse Road, Denbigh, VA
23606

                                                                       Exhibit C
                                                                         Page 15

                 BIRMINGHAM - #0182 HOME BAKING COMPANY - #0182

1. 900 16th Street North, Birmingham, Alabama 35203

               MEMPHIS #183 FLOWERS BAKING COMPANY OF MEMPHIS, LLC

1. FBC of Memphis, 1029 South Florida Street, Memphis , TN 38106
2. Parkway Distribution Center, 157 South Parkway East, Memphis, TN 38106

                 SAN ANTONIO #170, BUTTERKRUST BAKERY INC. #170

1. Thrift Store 4601, 66 El Paso Street, San Antonio, TX 78204
2. Thrift Store 4602, 1823 South Zarzamora, San Antonio, TX 78207
3. Thrift Store 4603, 2332 North St. Mary's Street, San Antonio, TX 78212
4. Thrift Store 4605, 1221 Pat Booker Road, San Antonio, TX 78148
5. Thrift Store 4606, 1128 Bandera Road, San Antonio, TX 78228
6. Thrift Store 4607, 2622 Goliad, San Antonio, TX 78223
7. Thrift Store 4609, 131 Old Highway 90 West, San Antonio, TX 78237
8. Thrift Store 4610, 5401 South Flores, San Antonio, TX 78214
9. Thrift Store 4615, 1923 Rigsby, San Antonio, TX 78210
10. Thrift Store 4657 & Warehouse, 507 Priest, Killeen, TX 76541
11. Thrift Store 4624, 416 North Washington, Beeville, TX 78102
12. Thrift Store 4621, 1725 East Main, Alice, TX 78332
13. Thrift Store 4622, 2201 North Laurent, Victoria, TX 77901
14. Thrift Store 4620, 2815 Leopard, Corpus Christ, TX 78408
15. Thrift Store 4626 & Warehouse, 2001 Ayers, Corpus Christ, TX 78404
16. Thrift Store 4651, 5812 Airport Blvd., Austin, TX 78752
17. Thrift Store 4659 & Warehouse, 522 Linda Lane, San Marcos, TX 78666
18. Thrift Store 4611 & Warehouse, 102 Schreiner, Kerrville, TX 78028
19. Thrift Store 4612 & Warehouse, 201 North Grove, Uvalde, TX 78801
20. Thrift Store 4616, 800 Business 35 #100, New Braunfels, TX 78130
21. Thrift Store 4614, 1742 E. Main Street, Eagle Pass, TX 78852
22. Thrift Store 4634 & Warehouse, 3012 North First, Abilene, TX 79601
23. Thrift Store 4633, 3534 Sherwood, San Angelo, TX 76901
24. Thrift Store 4627 & Warehouse, 2025 W. Highway 77, San Benito, TX 78586
25. Thrift Store 4628 & Warehouse, 2901 North Arkansas, Laredo, TX 78041
26. Thrift Store 4623 & Warehouse, 117 E. Ferguson, Pharr, TX 78755
27. Thrift Store 4654, 1005 South Coulter, Bryan, TX 77807
28. Alice Warehouse, 900 Avenue C, Alice TX, 78332
29. Austin Warehouse, 12301 North Lamar, Austin, TX 78753
30. Big Spring Warehouse, 1009 West Fourth Street, Big Spring, TX 79720
31. Brenham Warehouse, 2314 Market Street, Brenham, TX 77833
32. Brownwood Warehouse, 825 West Commerce, Brownwood, TX 76801
33. Bryan Warehouse, 305 East Dodge, Bryan, TX 77807
34. Burnet Warehouse, 410 Silver, Burnet, TX 78611
35. Devine Warehouse, 310 South Teel, Devine, TX 78016
36. Eagle Pass Warehouse, 1727 Main Street, Eagle Pass, TX 78852

                                                                       Exhibit C
                                                                         Page 16

37. Giddings Warehouse, 784 North Burleson, Giddings, TX 78666
38. Gonzales Warehouse, Rt. 5 Box 9, Gonzales, TX 78629
39. New Braunfels Warehouse, 203 Lucinda, New Braunfels, TX 78130
40. Modessa Warehouse, 11601 County Road, 125, Odessa, TX 79702
41. Pleasanton Warehouse, 214 West Street, Pleasanton, TX 78064
42. Rio Grande City Warehouse, 1201 W. Main, Rio Grande City, TX 78582
43. Rockdale Warehouse, 1106 W. Cameron, Rockdale, TX 76567
44. San Angelo Warehouse, 816 Warehouse Road, San Angelo, TX 76904
45. Laredo Street Warehouse, 802 South Laredo, San Antonio, TX 78204
46. San Saba Warehouse, 706 North High, San Saba, TX 76877
47. Schulenburg Warehouse, 402 Bucek, Schulenburg, TX 78956
48. Temple Warehouse, 2923 W. Avenue K, Temple, TX 76502
49. Victoria Warehouse, 1304 Ben Jordan, Victoria, TX 77901
50. Bastrop Warehouse, 290 Industrial, Bastrop, TX 78602
51. Del Rio Warehouse, 1108 E. Gibbs, Del Rio, TX 78840
52. Main Location, 6000 NE. Loop 410, San Antonio, TX 78218

                                                                       EXHIBIT C
                                                                         Page 17

MRS. SMITH'S BAKERIES AND ITS SUBSIDIARIES


1.       MRS. SMITH'S BRANDS, INC.
         NONE.

2.       EUROPEAN BAKERS, LLC
         5055 South Royal Atlanta Dr., Tucker, GA 30084 Dekalb
         5087-E South Royal Atlanta Dr., Tucker, GA  30084 Dekalb - CLOSED

3.       AUNT FANNY'S BAKERY, LLC
         1039 Grant Street, Atlanta, GA 30315 Fulton

4.       DAN-CO BAKERY, LLC
         301 Monty Ind. Blvd., Forest Park, GA 30297 Clayton
         309 Cash Memorial Blvd., Forest Park, GA 30297 Clayton

5.       DANIEL'S HOME BAKERY OF NORTH CAROLINA, LLC
         701 S. Jones Street, Pembroke, NC 28372 Robeson
         12600 Airport Road, Maxton, NC 28364

6.       MRS. SMITH'S SALES SUPPORT GROUP, LLC
         2855 Rolling Pin Lane, Suwanee, GA 30024
         2825 Rolling Pin Lane, Suwanee, GA 30024
         3100 BRECKINRIDGE BLVD., DULUTH, GA   -    CLOSED
         145 N. JONATHAN BLVD., CHASKA, MN   -    CLOSED

7.       MRS. SMITH'S FOIL CO., LLC
         255 South Street, Pottstown, PA 19464 Montgomery

8.       MRS. SMITH'S BAKERIES FROZEN DISTRIBUTORS, LLC
         2900 Rolling Pin Lane, Suite A, Suwanee, GA 30024

9.       MRS. SMITH'S BAKERIES OF PENNSYLVANIA, LLC
         Cherry & Charlotte Street, Pottstown, PA  19464 - CLOSED
         Fricks Lock Road & Sanatoga Road, Pottstown, PA 19464 - CLOSED

10.      FLOWERS SPECIALTY FOODS OF MONTGOMERY, LLC
         140 Folmar Parkway, Hope Hull, AL 36105
         1286 Hardwick Street, Montgomery, AL 36108
         1305 Wilbanks Street, Montgomery, AL 36108

11.      FLOWERS BAKING COMPANY OF FOUNTAIN INN, LLC
         1405 South Main Street, Fountain Inn, SC 29644 - SOLD
         South Main Street, Fountain Inn, SC 29644 - SOLD

12.      FLOWERS FRESH BAKERY DISTRIBUTORS, INC.
         1411 Mt. Road, Andersonville, TN 37705

13.      MRS. SMITH'S BAKERY OF LONDON, LLC
         501 4th Avenue, London, KY 40741
         Corner Locust & E. 4th Avenue, London, KY 40741 Laurel

                                                                       EXHIBIT C
                                                                         Page 18


         Hilltop North 25, London, KY 40741 Laurel
         Tobacco Rd-Lon Tob Mkt. Bldg. 4, London, KY 40741 Laurel

14.      FLOWERS BAKING COMPANY OF SPARTANBURG, LLC
         7001 Asheville Highway, Spartanburg, SC 29303
         3101 North Blackstock Road, Spartanburg, SC 29301
         7002 Asheville Highway, Spartanburg, SC 29303
         3301 Industrial Drive, Simpsonville, SC 29644
         7101 Ashville Highway, Spartanburg, SC 29303
         308 South Main Street, Fountain Inn, SC 29644
         Case Street, Fountain Inn, SC 29681

15.      FLOWERS BAKING COMPANY OF CROSSVILLE, LLC
         1601 North Main Street, Crossville, TN 38555
         68 South, Crossville, TN 38555
         1601 North Main, Crossville, TN 38555
         75 Baker Lane, Crossville, TN 38555

16.      MRS. SMITH'S BAKERY OF STILWELL, LLC
         5 East Walnut Street, Stilwell, OK 74960
         Oklahoma Street, Stilwell, OK 74960
         Highway 59 (North Grainery), Stilwell, OK 74960

17.      MRS. SMITH'S BAKERIES, LLC
         5315 Oakbrook Parkway, Norcross, GA 30093 Gwinnett
         2855 Rolling Pin Lane, Suwanee, GA 30024 Gwinnett
         300 Lake Hazeltine Drive, Chaska, MN 55318

18.      MRS. SMITH'S BAKERY OF SUWANEE, LLC
         2900 Rolling Pin Lane, Suite B, Suwanee, GA 30024


                        OFF-SITE INVENTORY LOCATIONS FOR
                 MRS. SMITH'S BAKERIES, LLC AND ITS SUBSIDIARIES

1000 South Oklahoma St., Stilwell, OK 74960
4124 24th Avenue, Forest Grove, OR 97116
1440 Silverton Road, Woodburn, OR  97071
6032 Joyfield Street, Frankfort, MI  49635
23303 N.E. Sandy Blvd., Troutdale, OR  97060
1151 S. Griswold, Hart, MI  49420
7916 West Bellevue Road, Atwater, CA  95301
2525 Ewald Avenue S. E., Salem, OR  97302
9501 S.E. McLughlini Blvd., Portland, OR  97269-2052
P.O. Box 268, Walcott, NY  14590
P.O. Box 549, Fayetteville, AR  72702
233 Winter Road, Franklin, ME  04634

                                                                       EXHIBIT C
                                                                         Page 19

2966 Highland Blvd., Hudsonville, MI  49426
3815 Marion Street, Albany, OR  97321
7161 N. West Bay Shore Drive, Omena, MI  49674
5625 West 12000 South, Payson, UT  84651
1440 Salem Industrial Way, Salem, OR  97303
3122 Stahlbush Island Road, Corvallis, OR  97333-2709
4000 W. Military Highway, McAllen, TX  78501
6800 South Ware Road, McAllen, TX  78501
P.O. Box 177, Middleport, NY  14105
P.O. Box 247, Highway 31 East, Corsicana, TX  75151
2864 Eagandale Blvd., Eagan, MN  55121
P.O. Box 22052, 9501 S.E. McLughlin Blvd., Portland, OR 97269-2052 P.O. Box 312, 8424 W. 47th Street, Lyons, IL 60534-1760
13033 Artic Circle, Santa Fe Springs, CA  90670-5580
3300 East park Row Drive, Arlington, TX  76010
200 King Mill, McDonough, GA  30253
17400 E.  Sacramento Street, Portland, OR  97230
1400 South 35th Street, P.O. Box  416, Galesburg, MI  49053
200 Railhead Road, Ft. Worth, TX  76106
16500 E. Truman Road, Independence, MO  64051
121 Roseway Drive, Thomasville, TN  37167
1740 Westgate Parkway, Atlanta, GA  30336
755 E. 1700 South Street, Clearfield, UT  84016-0441
1411 Mountain Road, Andersonville, TN  38000
2864 Eagandale Blvd., Eagan, MI  55121
7150 Ambassador Drive West, Fogelsville, PA  18051
6150 Xavier Drive S.W., Atlanta, GA  30336
1301 S. Keystone Avenue, Indianapolis, IN  46203
1845 Westgate Parkway, Atlanta, GA  30336
3691 Weston Road, Weston, Ontario, CANADA
17400 N.E. Sacramento Street, Portland, OR  97230
975 S. Caron Road, Rochelle, IL  61068
200 Railhead Road, Ft. Worth, TX  76106
1331 Civil War Road, Carthage, MO  64836
3320 S. Arlington Avenue , Indianapolis, IN  46203
1619 Antioch Church Road, Piedmont, SC  29673
1067 N. Main Street, Crossville, TN  38557
215 Industrial Park Road, Cartersville, GA  30121
1331 Civil War Road, Carthage, MO  64836
1740 Westgate Parkway, Atlanta, GA  30336
755 E. 1700 South Street, Clearfield, UT  84016-0441
1000 South Oklahoma, Stilwell, OK  74960
4300 Pleasantdale Road, Atlanta, GA  30340-3584
9507 McLoughlin, Portland, OR  97201
601 Twin Rail Drive, Minooka, IL  60447

                                                                       EXHIBIT C
                                                                         Page 20


5150 Pulaski, Dallas, TX  75247
13033 Arctic Circle, Santa Fe Springs, CA  90670
7132 Ruppsville Road, Allentown, PA  18106
One Civil War Road, Carthage, MO  64836
533 Laney-Walker Blvd., Augusta, GA  30901-3013
200 King Mill Road, McDonough, GA  30253
3521 Deforest Circle, Mira Loma, CA  91752
125 Threet Industrial Blvd., Smyrna, TN  37167
2088 Geneva Drive, Geneva, IL  60134
2707 N. Mead, Wichita, KS  67219
5055 S. Royal Atlanta Drive, Tucker, GA  30084
301 Cash Memorial Blvd., Forest Park, GA  30297
701 Jones Street, Pembroke, NC  28372
733 Old Main Road, Pembroke, NC  28372
P.O. Box 3524, Spartanburg, SC  29304
P.O. Box 5657, Greenville, SC  29606
P.O. Box 458, Simpsonville, SC  29681
21435 N.W. Cherry Lane, Hillsboro, OR  97124-6630
2555 Chantilly Drive, Atlanta, GA  30324-3789
75 Baker Lane, Crossville, TN  38555
P.O. Box 1773, London, KY  40741-1773
21435 N.W. Cherry Lane, Hillsboro, OR  97124-6630
23303 N.E. Sandy Blvd., Fairview, OR  97024
P.O. Box 60000, San Francisco, CA  94160-3306
P.O. Box 77, Breinigsville, PA  18031-0077
4730 W. Shelby Road, P.O. Box 116, Shelby, MI  49455
603 Joyfield Road, Frankfort, MI  49635
P.O. Box 172, San Antonio, TX  78291-0172
P.O. Box 891, Watsonville, CA  95077
P.O. Box 2066, Eugene, OR  97402
2401 Blue Springs Road S., Cleveland, TN  37311
129 Zenker Road, Lexington, SC  29072
1460 Lakes Parkway, Lawrenceville, GA  30043
1246 Main Avenue S.E., Hickory, NC  28603
5857 Collections Center Drive, Chicago, IL  60693
39 Pearce Industrial Road, Shelbyville, KY  40066
806 Penn Avenue, Sinking Spring, PA  19608
7401 S. 78th Avenue, Bridgeview, IL  60455
2 Superior Drive, Rome, GA  30161
411 E. Carroll Street, Tullahoma, TN  37388
5853 E. Ponce de Leon Ave., Stone Mountain, GA  30083
110 E. 10th Avenue, Kansas City, MO  64116
2000 Jabco Court, Unit A, Lithonia, GA  30058
5216 Pelham Road, Greenville, SC  29615
681 Piney Ridge Road, Forest City, NC  28043

                                                                       EXHIBIT C
                                                                         Page 21

21925 Industrial Blvd., Rogers, NC  55374
1600 Mountain Industrial Blvd., Stone Mountain, GA  30083
414 E. 14th Avenue, Kansas City, MO  64116
1333 Belfast Avenue, Columbus, GA  31904
1500 Industrial Blvd., Madison, GA  30650
1475 Erie, Kansas City, MO  64116
West Avenue, Wolcott, NY  14590
Thorsen Road, Ellsworth, ME 04605

                                                                         ANNEX D


                       LIST OF TRADE AND FICTITIOUS NAMES



                                      NONE

                                                                         ANNEX E
                         LIST OF MARKS AND APPLICATIONS



                                      NONE

                                                                         ANNEX F
                        LIST OF PATENTS AND APPLICATIONS



                                      NONE

                                                                         Annex G
                                                                           to
                                                              SECURITY AGREEMENT


                      LIST OF COPYRIGHTS AND APPLICATIONS

                                      NONE

                                                                         Annex H
                                                                           to
                                                              SECURITY AGREEMENT


                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS







         FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ corporation (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

         THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 26, 2001 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

         This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         ANNEX H
                                                                          Page 2

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _________, ____.




                                             [NAME OF GRANTOR], Grantor







                                             By
                                               --------------------------------
                                                 Name:

                                                 Title:







                                             BANKERS TRUST COMPANY,

                                                  as Collateral Agent, Grantee





                                             By
                                               --------------------------------
                                                 Name:
                                                 Title:

STATE OF __________        )
                           )  ss.:
COUNTY OF __________       )







         On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.



                                                ----------------------------
                                                        Notary Public

STATE OF __________        )
                           )  ss.:

COUNTY OF __________       )








         On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.



                                                ----------------------------
                                                        Notary Public

                                                                      SCHEDULE A


MARK                                REG. NO.                         REG. DATE
----                                --------                         ---------


                                                                         ANNEX I
                                                                              to
                                                              SECURITY AGREEMENT


                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS


                  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ corporation (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States patents and pending patent applications (the "Patents") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and
(iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

                  THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 26, 2001 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex I
                                                                          Page 2



                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _________, ____.

                                         [NAME OF GRANTOR], Grantor



                                         By
                                           ---------------------------
                                           Name:
                                           Title:



                                         BANKERS TRUST COMPANY,
                                              as Collateral Agent, Grantee



                                         By
                                           ---------------------------
                                           Name:
                                           Title:

STATE OF __________        )
                           )  ss.:
COUNTY OF __________       )



                  On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                           ----------------------------
                                                   Notary Public

STATE OF __________        )
                           )  ss.:
COUNTY OF __________       )



                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                           ----------------------------
                                                   Notary Public

                                                                      SCHEDULE A

PATENT                            PATENT NO.                 ISSUE DATE
------                            ----------                 ----------


                                                                         ANNEX J
                                                                              to
                                                              SECURITY AGREEMENT



                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS


                  WHEREAS, [Name of Grantor], a _______________ corporation (the "Grantor"), having its chief executive office at , , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

                  WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

                  WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of March 26, 2001, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, and lien upon all of Grantor's right, title and interest in and to Grantor's copyrights and copyright registrations and applications therefor more particularly set forth on Schedule A attached hereto (the "Copyrights"), together with (i) all Proceeds (as such term is defined in the Security Agreement) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

                  This Grant of Security Interest is made to secure the satisfactory performance and payment of all the Obligations (as such term is defined in the Security Agreement) of the Grantor and shall be effective as of the date of the Security Agreement. Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to Grantor an instrument in writing releasing the security interest in the copyrights acquired under this Grant of Security Interest.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         Annex J
                                                                          Page 2



                  Executed at __________, __________, the __ day of _________,
____.

                                           [NAME OF GRANTOR], as Grantor


                                           By
                                             --------------------------
                                             Name:
                                             Title:



                                           BANKERS TRUST COMPANY, as
                                                Collateral Agent, Grantee


                                           By
                                             --------------------------
                                             Name:
                                             Title:

STATE OF __________        )
                           )  ss.:
COUNTY OF __________       )



                  On this __ day of _________, ____, before me personally came ___________ _______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.



                                             ----------------------------
                                                     Notary Public

STATE OF __________        )
                           )  ss.:
COUNTY OF __________       )



                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                             ----------------------------
                                                     Notary Public

                                                                      SCHEDULE A


                                 U.S. COPYRIGHTS

           REGISTRATION                           PUBLICATION
             NUMBERS                                  DATE                           COPYRIGHT TITLE
         ----------------                       -------------------                  ----------------

                                                                       Exhibit J




                              SOLVENCY CERTIFICATE


                  I, the undersigned, the Chief Financial Officer of Flowers Foods, Inc., a Georgia corporation (the "Company"), do hereby certify in such capacity and on behalf of the Company that:

                  1. This Certificate is furnished to the Agents and each of the Lenders pursuant to Section 5.15(i) of the Credit Agreement, dated as of March 26, 2001, among the Company, the lenders party thereto from time to time (the "Lenders"), SunTrust Bank, as Syndication Agent, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)      "Fair Value"

                  The amount at which the assets, in their entirety, of each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flower Industries, Inc., a Georgia Corporation ("Flowers Industries") on a stand-alone basis, and Flower Industries and its Subsidiaries taken as a whole, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)      "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flower Industries on a stand-alone basis, and Flower Industries and its Subsidiaries taken as a whole, are sold with reasonable promptness under normal selling conditions in a current market.

         (c)      "New Financing"

                  The Indebtedness incurred or to be incurred by the Company and its Subsidiaries and Flowers Industries and its Subsidiaries under the Documents and all other financing contemplated by the Documents (including, without limitation, the Credit Documents), in each case after giving effect to the Transaction and all financing contemplated therewith.

                                                                       Exhibit J
                                                                          Page 2


         (d)      "Stated Liabilities"

                  The recorded liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP") of the Company on a stand-alone basis, of the Company and its Subsidiaries taken as a whole, of Flowers Industries on a stand-alone basis, and of Flowers Industries and its Subsidiaries taken as a whole, as of the date hereof after giving effect to Transaction, determined in accordance with GAAP consistently applied, together with the amount of all New Financing.

         (e)      "Identified Contingent Liabilities"

                  The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, after giving effect to the Transaction, as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Company or any of its Subsidiaries or Flowers Industries or any of its Subsidiaries or that have been identified as such by an officer of the Company or any of its Subsidiaries or Flowers Industries or any of its Subsidiaries.

         (f) "Will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

         (g)      "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, after consummation of the Transaction and all Indebtedness being incurred or assumed and Liens created by the Company and its Subsidiaries and Flowers Industries and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

                                                                       Exhibit J
                                                                          Page 3


                  3. For purposes of this Certificate, I, other officers of the Company and its Subsidiaries under my direction and supervision, or other officers of Flowers Industries and its Subsidiaries have performed the following procedures as of and for the periods set forth below.

         (a) I have reviewed the financial statements (including the pro forma financial statements) referred to in Section 7.05 of the Credit Agreement.

         (b) I have made inquiries of certain officials of the Company and its Subsidiaries and Flowers Industries and its Subsidiaries who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the respective businesses of the Company and its Subsidiaries and Flowers Industries and its Subsidiaries.

         (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the other Documents, and the respective Schedules and Exhibits thereto.

         (d)      With respect to Identified Contingent Liabilities, I:

                  1. inquired of certain officials of the Company and its Subsidiaries and Flowers Industries and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities known to them; and

                  2. confirmed with officers of the Company and its Subsidiaries and Flowers Industries and its Subsidiaries that, to the best of such officers' knowledge, all appropriate items were included in Identified Contingent Liabilities and the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

         (e) I have examined the Projections which have been delivered to the Lenders and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I hereby certify that in my opinion the Projections are reasonable and the Projections support the conclusions contained in paragraph 4 below.

         (f) I have made inquiries of certain officers of the Company and its Subsidiaries and Flowers Industries and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause either the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, or Flowers Industries and its Subsidiaries taken as a whole, in each case after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated

                                                                       Exhibit J
                                                                          Page 4



                  Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                  4. Based on and subject to the foregoing, I, in my capacity as the chief financial officer of the Company, hereby certify on behalf of the Company that, (x) after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my informed opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) neither the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, nor Flowers Industries and its Subsidiaries taken as a whole, has Unreasonably Small Capital; and (iii) each of the Company on a stand-alone basis, the Company and its Subsidiaries taken as a whole, Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature or otherwise become payable and (y) after giving effect to the Transaction, it is my informed opinion that immediately prior to the Spin-off and giving effect to the Spin-off and the Flowers Industries Merger (i) the Fair Value and Present Fair Salable Value of the assets of each of Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) neither Flowers Industries on a stand-alone basis, nor Flowers Industries and its Subsidiaries taken as a whole, has Unreasonably Small Capital; and (iii) each of Flowers Industries on a stand-alone basis, and Flowers Industries and its Subsidiaries taken as a whole, will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature or otherwise become payable.

                                      * * *

                                                                       Exhibit J
                                                                          Page 5




                  IN WITNESS WHEREOF, I have hereto set my hand this ___ day of ______, ______.

                                         FLOWERS FOODS, INC.




                                         By________________________________
                                             Name:
                                             Title:

                                                                       Exhibit K
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                         DATE: ________ __, ____


                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I, including, without limitation, (x) in the case of any assignment of outstanding A Term Loans, all rights and obligations with respect to the Assigned Share of such A Term Loans, (y) in the case of any assignment of outstanding B Term Loans, all rights and obligations with respect to the Assigned Share of such B Term Loans and (z) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Revolving Loan Commitment and of any outstanding Revolving Loans, Swingline Loans and Letters of Credit.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and

                                                                       Exhibit K
                                                                          Page 2


authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender [; and (vi) attaches the Forms and/or Certificate described in Section 13.04(b) of the Credit Agreement.]1

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, the receipt of the consent of the Administrative Agent, the Borrower and each Issuing Lender to the extent required by the Credit Agreement, receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement, and the recordation by the Administrative Agent of the assignment effected hereby in the Register, unless otherwise specified in Item 5 of Annex I (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (w) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I hereto, (x) all Commitment Commission (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I hereto and (y) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall


------------------------
1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                                                       Exhibit K
                                                                          Page 3



make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                       [NAME OF ASSIGNOR],
                                       as Assignor



                                       By____________________________
                                           Name:
                                           Title:





                                       [NAME OF ASSIGNEE],
                                       as Assignee



                                       By____________________________
                                           Name:
                                           Title:

                                                                       Exhibit K
                                                                          Page 4



[Acknowledged and Agreed:


BANKERS TRUST COMPANY, as Administrative Agent



By____________________________
  Name:
  Title:]2

[BANKERS TRUST COMPANY, as Swingline Lender



By____________________________
  Name:
  Title:

[LETTER OF CREDIT ISSUER]



By____________________________
  Name:
  Title:]3

[FLOWERS FOODS, INC.



By____________________________
  Name:
  Title:]4


----------------------------
2 Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

3 Insert only if assignment of any portion of the Total Revolving Loan Commitment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

4 Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement, so long as no Specified Default is then in existence.

                                                                         ANNEX I




                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1.  The Borrower:  Flowers Foods, Inc. (the "Borrower").

2.  Name and Date of Credit Agreement:

    Credit Agreement, dated as of March 26, 2001, among the Borrower, the lenders from time to time party thereto, SunTrust Bank, as Syndication Agent, and Bankers Trust Company, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement").

3.  Date of Assignment Agreement:

4.  Amounts (as of date of item #3 above):


                                                       Outstanding            Outstanding             Amount of
                                                      Principal of           Principal of             Revolving
                                                      A Term Loans           B Term Loans          Loan Commitment
     a.  Aggregate Amount for all Lenders
                                                        $________              $________               $________
     b.  Assigned Share                                  ________%              ________%               ________%

     c.  Amount of Assigned Share                       $_________             $_________              $_________

5.  Settlement Date:

6.  Rate of Interest
    to the Assignee:  As set forth in Section 1.08 of the Credit Agreement.1

7.  Commitment
    Commission to
    the Assignee:     As set forth in Section 3.01(a) of the Credit Agreement.2


----------------------
1 The Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of interest to the Assignee at the rate set forth in Section
      1.08 of the Credit Agreement.

2 Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise the Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of the applicable Commitment Commission to the Assignee at the rate set forth in the appropriate clause of Section 3.01(a) of the Credit Agreement.

                                                                         ANNEX I
                                                                          Page 2



8.      Letter of Credit
        Fee to the Assignee:        As set forth in Section 3.01(b) of the
                                    Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).3

9.      Notice:                     ASSIGNEE:



                                    -------------------
                                    -------------------
                                    -------------------
                                    -------------------
                                    Attention:
                                    Telephone:
                                    Telecopier:
                                    Reference:

 Payment Instructions:              ASSIGNEE:

                                    -------------------
                                    -------------------
                                    -------------------
                                    -------------------
                                    Attention:
                                    Reference:


Accepted and Agreed:


[NAME OF ASSIGNEE]                                   [NAME OF ASSIGNOR]


By____________________                               By_______________________
    Name:                                                Name:
    Title:                                               Title:


-----------------------

3 Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise the Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of the Letter of Credit Fee to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement.